                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03692

Morgan Stanley Variable Investment Series
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York                 10020
      (Address of principal executive offices)               (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: December 31, 2005

Date of reporting period: June 30, 2005

Item 1 - Report to Shareholders

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY VARIABLE INVESTMENT SERIES -- AGGRESSIVE EQUITY PORTFOLIO PERFORMED DURING THE SEMIANNUAL PERIOD. WE WILL PROVIDE AN OVERVIEW OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT AFFECTED PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT INCLUDES THE PORTFOLIO'S FINANCIAL STATEMENTS AND A LIST OF PORTFOLIO INVESTMENTS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE PORTFOLIO WILL DECLINE AND, THEREFORE, THE VALUE OF THE PORTFOLIO'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS PORTFOLIO. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

FUND REPORT
For the six months ended June 30, 2005

TOTAL RETURN FOR THE 6 MONTHS ENDED JUNE 30, 2005

                                      RUSSELL 3000(R)
         CLASS X          CLASS Y     GROWTH INDEX(1)
            2.15%            1.98%              -1.88%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR PERFORMANCE INFORMATION AND INDEX DEFINITIONS.

MARKET CONDITIONS

Following a brisk and upbeat close to 2004, the U.S. equity market slowed its pace in 2005. Sentiment shifted and stocks retreated as investors sold shares to lock in gains. Against the backdrop of rising oil prices, mixed economic data, continued increases to the federal funds target rate, and the prospect of a global economic slowdown, investors worried about the prospect of "stagflation" (a climate marked by both stagnant growth and inflation). Anxiety increased as disappointing news from corporate bellwethers General Motors and Ford Motor cast a shadow across the auto and auto related industries, and the market overall.

After reaching a low point in April, the market rebounded during the final two months of the period. Encouraging retail sales and payroll data, an upward revision of first-quarter gross domestic product and strengthening consumer confidence were among the factors that raised investor sentiment. Investors also seemed encouraged by merger and acquisition activity and by signals that the Federal Reserve might be nearing the end of its rate tightening cycle.

Mid- and small-cap stocks generally outperformed large-caps during the period, while growth-oriented stocks lagged their value counterparts.

PERFORMANCE ANALYSIS

The Aggressive Equity Portfolio outperformed the Russell 3000(R) Growth Index for the six-months period ended June 30, 2005. Stock selection drove outperformance, offsetting sector allocations, which detracted modestly. Areas of strength included financial services, consumer discretionary and energy stakes. In the financial services space, diversified financial services stocks contributed notably. Among consumer discretionary holdings, Internet and retail companies were particularly advantageous. The Portfolio was well served by positions in crude oil producers.

In contrast, healthcare exposure was an area of weakness for the Portfolio. Biotechnology and drug and pharmaceuticals stocks detracted from relative performance due to a sector underweight and stock selection. Also on the downside, within its consumer staples exposure, the Portfolio's underweighted position in the drugs and grocery store chain industry hindered gains. Among consumer discretionary holdings, commercial services and hotel/motel positions limited overall gains, while the Portfolio's technology stake was slowed by computer services and software systems.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

TOP 10 HOLDINGS

Google, Inc. (Class A)                                5.4%
Corporate Executive Board Co. (The)                   5.2
Ultra Petroleum Corp. (Canada)                        5.2
Getty Images, Inc.                                    4.0
eBay Inc.                                             3.9
Carnival Corp. (Panama)                               3.9
Station Casinos, Inc.                                 3.7
America Movil S.A. de C.V. (Series L) (ADR) (Mexico)  3.2
Monsanto Co.                                          3.1
Electronic Arts Inc.                                  3.1

TOP FIVE INDUSTRIES

Internet Software/Services                            8.3%
Casinos/Gaming                                        7.6
Advertising/Marketing Services                        6.0
Other Consumer Services                               5.9
Miscellaneous Commercial Services                     5.2

DATA AS OF JUNE 30, 2005. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR TOP 10 HOLDINGS AND TOP FIVE INDUSTRIES ARE AS A PERCENTAGE OF NET ASSETS. THESE DATA ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

INVESTMENT STRATEGY

THE PORTFOLIO NORMALLY INVESTS AT LEAST 80% OF ITS ASSETS IN COMMON STOCKS AND OTHER EQUITY SECURITIES OF COMPANIES THAT THE "INVESTMENT ADVISER," MORGAN STANLEY INVESTMENT ADVISORS INC., BELIEVES OFFER THE POTENTIAL FOR SUPERIOR EARNINGS GROWTH. THE PORTFOLIO'S OTHER EQUITY SECURITIES MAY INCLUDE PREFERRED STOCK, DEPOSITARY RECEIPTS AND SECURITIES CONVERTIBLE INTO COMMON STOCK, RIGHTS AND WARRANTS.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY PORTFOLIO PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE PORTFOLIO'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, www.morganstanley.com. EACH MORGAN STANLEY PORTFOLIO ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, http://www.sec.gov. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (publicinfo@sec.gov) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE PORTFOLIO'S PROXY VOTING POLICY AND PROCEDURES WITHOUT CHARGE, UPON REQUEST, BY CALLING TOLL FREE 800-869-NEWS OR BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. IT IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

YOU MAY OBTAIN INFORMATION REGARDING HOW THE PORTFOLIO VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30 BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED JUNE 30, 2005

                                        CLASS X SHARES       CLASS Y SHARES
                                       (SINCE 05/04/99)     (SINCE 06/05/00)
1 YEAR                                            10.87%(2)            10.67%(2)
5 YEARS                                           (5.20)(2)            (5.44)(2)
SINCE INCEPTION                                    2.34(2)             (4.91)(2)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT www.morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

(1) THE RUSSELL 3000(R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 3000(R) INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) FIGURE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE UNDERLYING PORTFOLIO BASED ON NET ASSET VALUE (NAV). IT DOES NOT REFLECT THE DEDUCTION OF INSURANCE EXPENSES, AN ANNUAL CONTRACT MAINTENANCE FEE, OR SURRENDER CHARGES.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/05 - 06/30/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                                     BEGINNING          ENDING           EXPENSES PAID
                                                                   ACCOUNT VALUE     ACCOUNT VALUE      DURING PERIOD *
                                                                   -------------     -------------      ---------------
                                                                                                           01/01/05 -
                                                                      01/01/05          06/30/05            06/30/05
                                                                   -------------     -------------      ---------------
CLASS X
Actual (2.15% return)                                              $    1,000.00     $    1,021.50      $          4.16
Hypothetical (5% annual return before expenses)                    $    1,000.00     $    1,020.68      $          4.16

CLASS Y
Actual (1.98% return)                                              $    1,000.00     $    1,019.80      $          5.41
Hypothetical (5% annual return before expenses)                    $    1,000.00     $    1,019.44      $          5.41

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.83% AND 1.08% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was better than its performance peer group average for all three periods. The Board concluded that the Portfolio's performance was satisfactory.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Fund under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio's total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board concluded that the Portfolio's management fee and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Fund shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio. The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

   NUMBER OF
    SHARES                                                VALUE
-------------------------------------------------------------------
                 COMMON STOCKS (98.8%)
                 ADVERTISING/
                 MARKETING SERVICES (6.0%)
        32,800   Getty Images, Inc.*                 $    2,435,728
        28,700   Lamar Advertising Co.
                  (Class A)*                              1,227,499
                                                     --------------
                                                          3,663,227
                                                     --------------
                 AIR FREIGHT/COURIERS (1.8%)
        18,900   C.H. Robinson Worldwide, Inc.            1,099,980
                                                     --------------
                 CASINO/GAMING (7.6%)
        53,900   International Game Technology            1,517,285
        34,100   Station Casinos, Inc.                    2,264,240
        17,625   Wynn Resorts, Ltd.*                        833,134
                                                     --------------
                                                          4,614,659
                                                     --------------
                 CHEMICALS: AGRICULTURAL (3.1%)
        29,870   Monsanto Co.                             1,877,927
                                                     --------------
                 COMPUTER PROCESSING
                 HARDWARE (2.0%)
        30,400   Dell, Inc.*                              1,201,104
                                                     --------------
                 CONSTRUCTION MATERIALS (1.2%)
        13,500   Rinker Group Ltd.
                  (ADR) (Australia)                         716,715
                                                     --------------
                 DISCOUNT STORES (5.0%)
        26,800   Costco Wholesale Corp.                   1,201,176
        12,400   Sears Holdings Corp.*                    1,858,388
                                                     --------------
                                                          3,059,564
                                                     --------------
                 ELECTRONIC PRODUCTION
                 EQUIPMENT (2.1%)
        39,000   Tessera Technologies, Inc.*              1,302,990
                                                     --------------
                 FINANCIAL CONGLOMERATES (1.5%)
        23,200   Brascan Corp.
                  (Class A) (Canada)                        885,312
                                                     --------------
                 FINANCIAL PUBLISHING/
                 SERVICES (0.0%)
           360   Moody's Corp.                               16,186
                                                     --------------
                 GAS DISTRIBUTORS (1.0%)
         9,400   Questar Corp.                              619,460
                                                     --------------
                 HOME BUILDING (1.5%)
         1,159   NVR, Inc.*                          $      938,790
                                                     --------------
                 HOTELS/RESORTS/
                 CRUISELINES (3.9%)
        43,700   Carnival Corp. (Panama)                  2,383,835
                                                     --------------
                 INTERNET RETAIL (0.9%)
        17,000   Amazon.com, Inc.*                          562,360
                                                     --------------
                 INTERNET SOFTWARE/
                 SERVICES (8.3%)
        11,250   Google, Inc. (Class A)*                  3,309,188
        50,200   Yahoo!, Inc.*                            1,739,430
                                                     --------------
                                                          5,048,618
                                                     --------------
                 INVESTMENT BANKS/
                 BROKERS (5.0%)
         5,650   Chicago Mercantile
                  Exchange (The)                          1,669,575
        34,280   Greenhill & Co., Inc.                    1,388,683
                                                     --------------
                                                          3,058,258
                                                     --------------
                 MANAGED HEALTH CARE (1.4%)
        16,600   UnitedHealth Group Inc.                    865,524
                                                     --------------
                 MEDICAL DISTRIBUTORS (1.5%)
        20,200   Patterson Companies Inc.*                  910,616
                                                     --------------
                 MEDICAL SPECIALTIES (1.7%)
         1,000   Alcon, Inc. (Switzerland)                  109,350
        14,600   Dade Behring Holdings Inc.                 949,146
                                                     --------------
                                                          1,058,496
                                                     --------------
                 MISCELLANEOUS COMMERCIAL
                 SERVICES (5.2%)
        40,700   Corporate Executive Board
                  Co. (The)                               3,188,031
                                                     --------------
                 OIL & GAS PRODUCTION (5.2%)
       104,980   Ultra Petroleum Corp.
                  (Canada)*                               3,187,193
                                                     --------------
                 OTHER CONSUMER SERVICES (5.9%)
        72,500   eBay Inc.*                               2,393,225
        13,900   Strayer Education, Inc.                  1,199,014
                                                     --------------
                                                          3,592,239
                                                     --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

   NUMBER OF
    SHARES                                                VALUE
--------------------------------------------------------------------
                 OTHER METALS/MINERALS (1.1%)
        14,400   Cameco Corporation (Canada)         $      644,400
                                                     --------------
                 PACKAGED SOFTWARE (2.9%)
        53,600   Red Hat, Inc.*                             702,160
        50,700   Salesforce.com Inc.*                     1,038,336
                                                     --------------
                                                          1,740,496
                                                     --------------
                 PERSONNEL SERVICES (2.3%)
        48,700   Monster Worldwide, Inc.*                 1,396,716
                                                     --------------
                 PROPERTY - CASUALTY
                 INSURERS (2.9%)
           403   Berkshire Hathaway, Inc.
                  (Class B)*                              1,121,750
         1,000   White Mountains Insurance
                  Group, Ltd. (Bermuda)                     630,900
                                                     --------------
                                                          1,752,650
                                                     --------------
                 REAL ESTATE INVESTMENT
                 TRUSTS (1.5%)
        24,800   Plum Creek Timber Co., Inc.                900,240
                                                     --------------
                 RECREATIONAL PRODUCTS (4.3%)
        33,100   Electronic Arts Inc.*                    1,873,791
        19,800   Shanda Interactive
                  Entertainment, Ltd. (ADR)
                  (Cayman Islands)*                         728,442
                                                     --------------
                                                          2,602,233
                                                     --------------
                 RESTAURANTS (1.7%)
        17,100   P.F. Chang's China Bistro, Inc.*         1,008,558
                                                     --------------
                 SEMICONDUCTORS (1.5%)
        23,400   Marvell Technology Group,
                  Ltd. (Bermuda)*                           890,136
                                                     --------------
                 SERVICES TO THE HEALTH
                 INDUSTRY (1.0%)
        11,900   Stericycle, Inc.*                          598,808
                                                     --------------
                 SPECIALTY
                 TELECOMMUNICATIONS (2.3%)
        70,157   Crown Castle International
                  Corp.*                                  1,425,590
                                                     --------------
                 TELECOMMUNICATION
                 EQUIPMENT (1.3%)
        24,400   QUALCOMM Inc.                       $      805,444
                                                     --------------
                 WHOLESALE DISTRIBUTORS (1.0%)
        17,300   SCP Pool Corp.                             607,057
                                                     --------------
                 WIRELESS
                 TELECOMMUNICATIONS (3.2%)
        32,900   America Movil S.A. de C.V.
                  (Series L) (ADR) (Mexico)               1,961,169
                                                     --------------
                 TOTAL COMMON STOCKS
                  (COST $53,386,382)                     60,184,581
                                                     --------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS
--------------
                 SHORT-TERM INVESTMENT (1.0%)
                 REPURCHASE AGREEMENT
$          579   The Bank of New York 3.125%
                  due 07/01/05 (dated
                  06/30/05; proceeds
                  $578,809) (a)
                  (COST $578,759)                           578,759
                                                     --------------

TOTAL INVESTMENTS
 (COST $53,965,141) (b)                      99.8%       60,763,340
OTHER ASSETS IN EXCESS OF
 LIABILITIES                                  0.2           102,609
                                            -----    --------------
NET ASSETS                                  100.0%   $   60,865,949
                                            =====    ==============

----------
   ADR  AMERICAN DEPOSITARY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   (a) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOC. 4.126% DUE 07/01/18 VALUED AT $590,334.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $8,254,095 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,455,896, RESULTING IN NET UNREALIZED APPRECIATION OF $6,798,199.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- AGGRESSIVE EQUITY PORTFOLIO SUMMARY OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

                                                         PERCENT OF
INDUSTRY                                  VALUE          NET ASSETS
--------------------------------------------------------------------
Internet Software/Services            $   5,048,618              8.3%
Casino/Gaming                             4,614,659              7.6
Advertising/Marketing Services            3,663,227              6.0
Other Consumer Services                   3,592,239              5.9
Miscellaneous Commercial Services         3,188,031              5.2
Oil & Gas Production                      3,187,193              5.2
Discount Stores                           3,059,564              5.0
Investment Banks/Brokers                  3,058,258              5.0
Recreational Products                     2,602,233              4.3
Hotels/Resorts/Cruiselines                2,383,835              3.9
Wireless Telecommunications               1,961,169              3.2
Chemicals: Agricultural                   1,877,927              3.1
Property-Casualty Insurers                1,752,650              2.9
Packaged Software                         1,740,496              2.9
Specialty Telecommunications              1,425,590              2.3
Personnel Services                        1,396,716              2.3
Electronic Production Equipment           1,302,990              2.1
Computer Processing Hardware              1,201,104              2.0
Air Freight/Couriers                  $   1,099,980              1.8%
Medical Specialties                       1,058,496              1.7
Restaurants                               1,008,558              1.7
Home Building                               938,790              1.5
Medical Distributors                        910,616              1.5
Real Estate Investment Trusts               900,240              1.5
Semiconductors                              890,136              1.5
Financial Conglomerates                     885,312              1.5
Managed Health Care                         865,524              1.4
Telecommunication Equipment                 805,444              1.3
Construction Materials                      716,715              1.2
Other Metals/Minerals                       644,400              1.1
Gas Distributors                            619,460              1.0
Wholesale Distributors                      607,057              1.0
Services To The Health Industry             598,808              1.0
Repurchase Agreement                        578,759              1.0
Internet Retail                             562,360              0.9
Financial Publishing/Services                16,186              0.0
                                      -------------             ----
                                      $  60,763,340             99.8%
                                      =============             ====

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- AGGRESSIVE EQUITY PORTFOLIO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments in securities, at value (cost $53,965,141)              $   60,763,340
Receivable for:
    Investments sold                                                       916,593
    Dividends                                                               14,996
Prepaid expenses and other assets                                            2,600
                                                                    --------------
    TOTAL ASSETS                                                        61,697,529
                                                                    --------------
LIABILITIES:
Payable for:
    Investments purchased                                                  768,393
    Investment advisory fee                                                 33,563
    Distribution fee                                                         5,425
    Administration fee                                                       4,007
Accrued expenses and other payables                                         20,192
                                                                    --------------
    TOTAL LIABILITIES                                                      831,580
                                                                    --------------
    NET ASSETS                                                      $   60,865,949
                                                                    ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                     $  103,616,399
Net unrealized appreciation                                              6,798,199
Accumulated net investment loss                                           (133,426)
Accumulated net realized loss                                          (49,415,223)
                                                                    --------------
    NET ASSETS                                                      $   60,865,949
                                                                    ==============
CLASS X SHARES:
Net Assets                                                          $   34,405,359
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                3,013,143
    NET ASSET VALUE PER SHARE                                       $        11.42
                                                                    ==============
CLASS Y SHARES:
Net Assets                                                          $   26,460,590
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                2,340,407
    NET ASSET VALUE PER SHARE                                       $        11.31
                                                                    ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

NET INVESTMENT LOSS:
INCOME
Dividends (net of $3,854 foreign withholding tax)                   $      141,235
Interest                                                                    10,368
                                                                    --------------
    TOTAL INCOME                                                           151,603
                                                                    --------------
EXPENSES
Investment advisory fee                                                    202,943
Distribution fee (Class Y shares)                                           32,494
Administration fee                                                          24,232
Professional fees                                                           12,912
Shareholder reports and notices                                              6,640
Custodian fees                                                               4,285
Trustees' fees and expenses                                                    413
Transfer agent fees and expenses                                               250
Other                                                                        1,217
                                                                    --------------
    TOTAL EXPENSES                                                         285,386
                                                                    --------------
    NET INVESTMENT LOSS                                                   (133,783)
                                                                    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain                                                        4,099,724
Net change in unrealized appreciation                                   (2,972,130)
                                                                    --------------
    NET GAIN                                                             1,127,594
                                                                    --------------
NET INCREASE                                                        $      993,811
                                                                    ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                      FOR THE SIX        FOR THE YEAR
                                                                     MONTHS ENDED           ENDED
                                                                     JUNE 30, 2005    DECEMBER 31, 2004
                                                                    --------------    -----------------
                                                                      (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss                                                 $     (133,783)   $        (168,837)
Net realized gain                                                        4,099,724            9,048,347
Net change in unrealized appreciation                                   (2,972,130)          (1,271,526)
                                                                    --------------    -----------------

    NET INCREASE                                                           993,811            7,607,984
                                                                    --------------    -----------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class X shares                                                                  --               (4,053)
                                                                    --------------    -----------------

Net decrease from transactions in shares of beneficial interest         (6,268,162)         (10,346,386)
                                                                    --------------    -----------------

    NET DECREASE                                                        (5,274,351)          (2,742,455)

NET ASSETS:
Beginning of period                                                     66,140,300           68,882,755
                                                                    --------------    -----------------
END OF PERIOD

(INCLUDING ACCUMULATED NET INVESTMENT LOSS OF $133,426 AND
UNDISTRIBUTED INVESTMENT INCOME OF $357, RESPECTIVELY)              $   60,865,949    $      66,140,300
                                                                    ==============    =================

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- AGGRESSIVE EQUITY PORTFOLIO NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2005 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Variable Investment Series (the "Fund") -- Aggressive Equity Portfolio (the "Portfolio"), one of 15 separate portfolios, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Portfolio's investment objective is long-term capital growth. The Fund was organized as a Massachusetts business trust on February 25, 1983 and the Portfolio commenced operations on May 4, 1999. On June 5, 2000, the Portfolio commenced offering one additional class of shares (Class Y).

The Portfolio offers Class X and Class Y shares. The two are identical except that Class Y shares incurs distribution expenses. Class X shares are generally available to holders of contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund;
(7) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. REPURCHASE AGREEMENTS -- The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The books and records of the Portfolio are maintained in U.S. dollars as follows:
(1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Portfolio records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Portfolio is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Portfolio as unrealized gains and losses. Upon closing of the contract, the Portfolio realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. EXPENSES -- Direct expenses are charged to the Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

J. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS

Pursuant to an Investment Advisory Agreement with the Investment Advisor, the Portfolio pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Portfolio determined at the close of each business day: 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% to the portion of the daily net assets in excess of $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Portfolio's daily net assets.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of the Portfolio will pay a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and the proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2005, aggregated $35,852,837 and $42,191,852, respectively. Included in the aforementioned transactions are purchases with other Morgan Stanley funds of $23,907.

For the six months ended June 30, 2005, the Portfolio incurred brokerage commissions of $852 with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the six months ended June 30, 2005, included in Trustees' fees and expenses in the Statement of Operations amounted to $56. At June 30, 2005, the Portfolio had an accrued pension liability of $990 which is included in accrued expenses in the Statement of Assets and Liabilities. On December 2, 2003, the Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                          FOR THE SIX                       FOR THE YEAR
                                          MONTHS ENDED                         ENDED
                                         JUNE 30, 2005                   DECEMBER 31, 2004
                                 ------------------------------    ------------------------------
                                          (UNAUDITED)
                                     SHARES           AMOUNT           SHARES           AMOUNT
                                 -------------    -------------    -------------    -------------
CLASS X SHARES
Sold                                   453,878    $   4,932,170        1,396,615    $  14,288,798
Reinvestment of dividends                   --               --              394            4,053
Redeemed                              (869,859)      (9,427,600)      (2,239,000)     (22,783,383)
                                 -------------    -------------    -------------    -------------
Net decrease -- Class X               (415,981)      (4,495,430)        (841,991)      (8,490,532)
                                 -------------    -------------    -------------    -------------
CLASS Y SHARES
Sold                                   151,062        1,614,554          390,968        3,914,063
Reinvestment of dividends                   --               --               --               --
Redeemed                              (317,578)      (3,387,286)        (574,466)      (5,769,917)
                                 -------------    -------------    -------------    -------------
Net decrease -- Class Y               (166,516)      (1,772,732)        (183,498)      (1,855,854)
                                 -------------    -------------    -------------    -------------
Net decrease in Fund                  (582,497)   $  (6,268,162)      (1,025,489)   $ (10,346,386)
                                 =============    =============    =============    =============

6. FEDERAL INCOME TAX STATUS

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2004, the Portfolio had a net capital loss carryforward of approximately $53,481,000 of which $1,302,000 will expire on December 31, 2008, $39,094,000 will expire on December 31, 2009, and $13,085,000 will expire on December 31, 2010 to offset future capital gains to the extent provided by regulations.

As of December 31, 2004, the Portfolio had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Portfolio may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate, foreign currency and market risks, the Portfolio may purchase and sell interest rate, currency and index futures ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also rise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- AGGRESSIVE EQUITY PORTFOLIO FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                              FOR THE SIX                  FOR THE YEAR ENDED DECEMBER 31,
                                              MONTHS ENDED      --------------------------------------------------------
                                             JUNE 30, 2005         2004        2003       2002        2001       2000*
                                             -------------      ---------   ---------  ---------   ---------   ---------
                                              (UNAUDITED)
CLASS X SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period         $       11.18      $    9.92   $    7.87  $   10.20   $   14.31   $   14.57
                                             -------------      ---------   ---------  ---------   ---------   ---------
Income (loss) from investment operations:
   Net investment income (loss)++                    (0.02)         (0.02)       0.01       0.01        0.02        0.05
   Net realized and unrealized gain (loss)            0.26           1.28        2.04      (2.31)      (4.09)      (0.30)
                                             -------------      ---------   ---------  ---------   ---------   ---------
Total income (loss) from investment
 operations                                           0.24           1.26        2.05      (2.30)      (4.07)      (0.25)
                                             -------------      ---------   ---------  ---------   ---------   ---------
Less dividends from net investment
 income                                                  -              -           -      (0.03)      (0.04)      (0.01)
                                             -------------      ---------   ---------  ---------   ---------   ---------
Net asset value, end of period               $       11.42      $   11.18   $    9.92  $    7.87   $   10.20   $   14.31
                                             =============      =========   =========  =========   =========   =========
TOTAL RETURN+                                         2.15%(2)      12.71%      26.06%    (22.60)%    (28.46)%     (1.75)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              0.83%(3)       0.85%       0.87%      0.84%       0.84%       0.82%
Net investment income (loss)                         (0.33)%(3)     (0.16)%      0.10%      0.07%       0.21%       0.32%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands      $      34,405      $  38,347   $  42,363  $  39,724   $  69,418   $ 138,657
Portfolio turnover rate                                 59%(2)        185%        195%       268%        409%        414%

----------
  * PRIOR TO JUNE 5, 2000, THE PORTFOLIO ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE PORTFOLIO HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
  ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
  (1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
  (2)  NOT ANNUALIZED.
  (3)  ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                              FOR THE SIX                  FOR THE YEAR ENDED DECEMBER 31,
                                              MONTHS ENDED      --------------------------------------------------------
                                             JUNE 30, 2005         2004        2003       2002        2001       2000*
                                             -------------      ---------   ---------  ---------   ---------   ---------
                                              (UNAUDITED)
CLASS Y SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period         $       11.09      $    9.86   $    7.84  $   10.17   $   14.29   $   14.66
                                             -------------      ---------   ---------  ---------   ---------   ---------
Income (loss) from investment operations:
   Net investment income (loss)++                    (0.03)         (0.04)      (0.01)     (0.01)      (0.01)       0.03
   Net realized and unrealized gain (loss)            0.25           1.27        2.03      (2.31)      (4.08)      (0.39)
                                             -------------      ---------   ---------  ---------   ---------   ---------
Total income (loss) from investment
 operations                                           0.22           1.23        2.02      (2.32)      (4.09)      (0.36)
                                             -------------      ---------   ---------  ---------   ---------   ---------
Less dividends from net investment
 income                                                  -              -           -      (0.01)      (0.03)      (0.01)
                                             -------------      ---------   ---------  ---------   ---------   ---------
Net asset value, end of period               $       11.31      $   11.09   $    9.86  $    7.84   $   10.17   $   14.29
                                             =============      =========   =========  =========   =========   =========
TOTAL RETURN+                                         1.98%(2)      12.47%      25.77%    (22.83)%    (28.61)%     (2.48)%(2)

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              1.08%(3)       1.10%       1.12%      1.09%       1.09%       1.05%(3)
Net investment income (loss)                         (0.58)%(3)     (0.41)%     (0.15)%    (0.18)%     (0.04)%      0.32%(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands      $      26,461      $  27,793   $  26,519  $  17,575   $  18,652   $  13,392
Portfolio turnover rate                                 59%(2)        185%        195%       268%        409%        414%

----------
  *    FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.
  ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
  (1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
  (2)  NOT ANNUALIZED.
  (3)  ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD

Mitchell M. Merin
PRESIDENT

Ronald E. Robison
EXECUTIVE VICE PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER

Joseph J. McAlinden
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Carsten Otto
CHIEF COMPLIANCE OFFICER

Stefanie V. Chang
VICE PRESIDENT

Francis J. Smith
TREASURER AND CHIEF FINANCIAL OFFICER

Thomas F. Caloia
VICE PRESIDENT

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Portfolio without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Portfolio's Statement of Additional Information contains additional information about the Portfolio, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

RA05-00656P-Y06/05

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS

                                                                  MORGAN STANLEY
                                                             VARIABLE INVESTMENT
                                                            SERIES -- AGGRESSIVE
                                                                EQUITY PORTFOLIO

                                                               SEMIANNUAL REPORT
                                                                   JUNE 30, 2005

[MORGAN STANLEY LOGO]

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY VARIABLE INVESTMENT SERIES -- DIVIDEND GROWTH PORTFOLIO PERFORMED DURING THE SEMIANNUAL PERIOD. WE WILL PROVIDE AN OVERVIEW OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT AFFECTED PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT INCLUDES THE PORTFOLIO'S FINANCIAL STATEMENTS AND A LIST OF PORTFOLIO INVESTMENTS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE PORTFOLIO WILL DECLINE AND, THEREFORE, THE VALUE OF THE PORTFOLIO'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS PORTFOLIO. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

FUND REPORT
For the six-months ended June 30, 2005

TOTAL RETURN FOR THE 6 MONTHS ENDED JUNE 30, 2005

                                          S&P 500(R)
         CLASS X          CLASS Y           INDEX(1)
          -1.38%           -1.50%            -0.81%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR PERFORMANCE INFORMATION AND INDEX DEFINITIONS.

MARKET CONDITIONS

Large-company U.S. stocks posted lackluster performance for the six- months ended June 30, 2005. Following an equity rally in the final months of 2004, 2005 opened on a much less optimistic note. Sentiment shifted and stocks retreated as investors sold shares to lock in gains. Against the backdrop of rising oil prices, mixed economic data, continued increases to the federal funds target rate, and the prospect of a global economic slowdown, investors began to worry about the prospect of "stagflation" (a climate marked by both stagnant growth and inflation). Anxiety increased as disappointing news from corporate bellwethers General Motors and Ford Motor cast a shadow across the auto and auto-related industries, and the market overall.

However, after reaching a low point in April, the market rebounded during the final two months of the period. Encouraging retail sales and payroll data, an upward revision of first-quarter gross domestic product, and strengthening consumer confidence were among the factors that raised investor sentiment. Investors also seemed encouraged by merger and acquisition activity and by signals that the Federal Reserve might be nearing the end of its rate tightening cycle. During this period, large-cap stocks gained back ground, though not as much as their small- and mid-cap counterparts.

Within the S&P 500(R) Index, the energy, utilities and health care sectors posted particularly good gains. Energy stocks profited as oil prices remained exceptionally high. Utilities also benefited from increasing energy costs, as well as from the market's hunger for yield-oriented investments. After struggling in 2004, health care stocks rebounded, driven by strength in healthcare providers and services. The group was helped by abating negative sentiment and the prospect of further industry consolidation. In contrast, the materials, technology and consumer discretionary sectors lagged. Materials stocks were hindered due to investors' anticipation of slowing worldwide growth, while technology languished as a long-awaited spending recovery had yet to take hold. The consumer discretionary sector was held back primarily by weakness in auto, auto-related and media stocks.

PERFORMANCE ANALYSIS

The Dividend Growth Portfolio underperformed the S&P 500(R) Index for the six-month period ended June 30, 2005. Factors contributing positively to relative performance included security selection within the consumer staples, health care, and consumer discretionary sectors. Among the Portfolio's consumer staples holdings, particular strength was seen in food and staples retailer and beverage exposure. The Portfolio was also well served by positions in healthcare providers and services and healthcare equipment stocks. Also on the upside, relative to the benchmark index, the Portfolio included less exposure to the struggling consumer discretionary sector. Moreover, in addition to its overall reduced emphasis, the Portfolio benefited from strong stock selection within this sector;

multi-line retail stock exposure enhanced returns markedly.

In contrast to these positive factors, the Portfolio's focus on mega-cap names impeded relative performance. In the final months of the reporting period, mega-cap stocks did not regain as much ground as their large- and mid-cap counterparts. Within the Portfolio's energy stake, for example, a focus on mega-caps hindered performance relative to the benchmark. While the Portfolio's energy holdings performed quite well in absolute terms, they were not able to keep up with the more robust returns of other smaller energy stocks within the S&P 500(R) Index. Security selection within technology also detracted from performance, driven by company-specific weakness in certain hardware and telecommunications equipment holdings. The Portfolio's financial stocks tempered gains as well, with specific holdings in the consumer finance and capital markets industries being the primary detractors.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

TOP 10 HOLDINGS

Exxon Mobil Corp.                            3.9%
United Technologies Corp.                    3.8
Target Corp.                                 3.7
PepsiCo, Inc.                                3.3
BP PLC (ADR) (United Kingdom)                3.3
Bank of America Corp.                        3.2
General Electric Co.                         3.1
3M Co.                                       2.9
Procter & Gamble Co. (The)                   2.8
Citigroup, Inc.                              2.7

TOP FIVE INDUSTRIES

Industrial Conglomerates                     9.9%
Pharmaceuticals: Major                       7.6
Integrated Oil                               7.2
Financial Conglomerates                      4.9
Household/Personal Care                      4.2

DATA AS OF JUNE 30, 2005. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR TOP 10 HOLDINGS AND TOP FIVE INDUSTRIES ARE AS A PERCENTAGE OF NET ASSETS. THESE DATA ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

INVESTMENT STRATEGY

THE PORTFOLIO WILL NORMALLY INVEST AT LEAST 80% OF ITS ASSETS IN COMMON STOCKS OF COMPANIES WITH A RECORD OF PAYING DIVIDENDS AND THE POTENTIAL FOR INCREASING DIVIDENDS. THE PORTFOLIO'S "INVESTMENT ADVISER," MORGAN STANLEY INVESTMENT ADVISORS INC., INITIALLY EMPLOYS A QUANTITATIVE SCREENING PROCESS IN AN ATTEMPT TO IDENTIFY A NUMBER OF COMMON STOCKS WHICH ARE REASONABLY VALUED AND WHICH HAVE A RECORD OF PAYING DIVIDENDS. THE INVESTMENT ADVISER ALSO CONSIDERS OTHER FACTORS, SUCH AS AN ISSUER'S RETURN ON INVESTED CAPITAL AND LEVELS OF FREE CASH FLOW. THE INVESTMENT ADVISER THEN APPLIES QUALITATIVE ANALYSIS TO DETERMINE WHICH STOCKS IT BELIEVES HAVE ATTRACTIVE FUTURE GROWTH PROSPECTS AND THE POTENTIAL TO INCREASE DIVIDENDS AND, FINALLY, TO DETERMINE WHETHER ANY OF THE STOCKS SHOULD BE ADDED TO OR SOLD FROM THE PORTFOLIO'S PORTFOLIO. THE PORTFOLIO'S STOCK INVESTMENTS MAY INCLUDE FOREIGN SECURITIES HELD DIRECTLY (OR IN THE FORM OF DEPOSITARY RECEIPTS THAT ARE LISTED IN THE UNITED STATES ON A NATIONAL SECURITIES EXCHANGE).

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY PORTFOLIO PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE PORTFOLIO'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, www.morganstanley.com. EACH MORGAN STANLEY PORTFOLIO ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, http://www.sec.gov. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (publicinfo@sec.gov) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE PORTFOLIO'S PROXY VOTING POLICY AND PROCEDURES WITHOUT CHARGE, UPON REQUEST, BY CALLING TOLL FREE 800-869-NEWS OR BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. IT IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

YOU MAY OBTAIN INFORMATION REGARDING HOW THE PORTFOLIO VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30 BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED JUNE 30, 2005

                                         CLASS X SHARES       CLASS Y SHARES
                                        (SINCE 03/01/90)     (SINCE 06/05/00)
1 YEAR                                              4.74%(2)             4.42%(2)
5 YEARS                                             4.24(2)              3.98(2)
10 YEARS                                            8.30(2)                --
SINCE INCEPTION                                     8.98(2)              2.47(2)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT www.morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

(1) THE STANDARD & POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) FIGURE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE UNDERLYING PORTFOLIO BASED ON NET ASSET VALUE (NAV). IT DOES NOT REFLECT THE DEDUCTION OF INSURANCE EXPENSES, AN ANNUAL CONTRACT MAINTENANCE FEE, OR SURRENDER CHARGES.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/05 - 06/30/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                                  BEGINNING          ENDING         EXPENSES PAID
                                                                ACCOUNT VALUE     ACCOUNT VALUE    DURING PERIOD *
                                                                -------------     -------------    ---------------
                                                                                                      01/01/05 -
                                                                  01/01/05           06/30/05          06/30/05
                                                                -------------     -------------    ---------------
CLASS X
Actual (-1.38% return)                                          $    1,000.00     $      986.20    $          2.81
Hypothetical (5% annual return before expenses)                 $    1,000.00     $    1,021.97    $          2.86

CLASS Y
Actual (-1.50% return)                                          $    1,000.00     $      985.00    $          4.04
Hypothetical (5% annual return before expenses)                 $    1,000.00     $    1,020.73    $          4.11

----------
   * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.57% AND 0.82% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was better than its performance peer group average for all three periods. The Board concluded that the Portfolio's performance was satisfactory.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Fund under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio's total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board concluded that the Portfolio's management fee and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio. The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- DIVIDEND GROWTH PORTFOLIO PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

NUMBER OF
 SHARES                                                               VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (98.4%)
            AEROSPACE & DEFENSE (0.9%)
  127,177   Northrop Grumman Corp.                               $     7,026,529
                                                                 ---------------
            APPAREL/FOOTWEAR (1.8%)
  240,808   V.F. Corp.                                                13,779,034
                                                                 ---------------
            AUTO PARTS: O.E.M. (1.3%)
  180,839   Johnson Controls, Inc.                                    10,186,661
                                                                 ---------------
            BEVERAGES: NON-ALCOHOLIC (1.7%)
  306,878   Coca-Cola Co. (The)                                       12,812,156
                                                                 ---------------
            BIOTECHNOLOGY (0.4%)
   41,048   Genentech, Inc.*                                           3,295,333
                                                                 ---------------
            CASINO/GAMING (0.5%)
  101,083   Las Vegas Sands Corp.*                                     3,613,717
                                                                 ---------------
            CHEMICALS: AGRICULTURAL (1.1%)
  136,792   Monsanto Co.                                               8,600,113
                                                                 ---------------
            CHEMICALS: MAJOR
            DIVERSIFIED (1.9%)
  273,068   Dow Chemical Co. (The)                                    12,159,718
   63,382   Rohm & Haas Co.                                            2,937,122
                                                                 ---------------
                                                                      15,096,840
                                                                 ---------------
            COMPUTER
            COMMUNICATIONS (1.4%)
  438,915   Juniper Networks, Inc.*                                   11,051,880
                                                                 ---------------
            COMPUTER PROCESSING
            HARDWARE (2.9%)
  210,013   Apple Computer, Inc.*                                      7,730,579
  369,226   Dell, Inc.*                                               14,588,119
                                                                 ---------------
                                                                      22,318,698
                                                                 ---------------
            DATA PROCESSING
            SERVICES (0.8%)
  149,097   First Data Corp.                                           5,984,754
                                                                 ---------------
            DISCOUNT STORES (3.7%)
  529,386   Target Corp.                                              28,803,892
                                                                 ---------------
            DRUGSTORE CHAINS (2.7%)
  715,403   CVS Corp.                                                 20,796,765
                                                                 ---------------
            ELECTRIC UTILITIES (3.5%)
  354,854   Exelon Corp.                                         $    18,214,656
  212,375   FPL Group, Inc.                                            8,932,493
                                                                 ---------------
                                                                      27,147,149
                                                                 ---------------
            FINANCE/RENTAL/LEASING (0.8%)
   70,206   Freddie Mac                                                4,579,537
   72,700   MBNA Corp.                                                 1,901,832
                                                                 ---------------
                                                                       6,481,369
                                                                 ---------------
            FINANCIAL CONGLOMERATES (4.9%)
  457,009   Citigroup, Inc.                                           21,127,526
  187,082   JPMorgan Chase & Co.                                       6,607,736
   40,324   Prudential Financial, Inc.                                 2,647,674
  102,465   UBS AG (ADR) (Switzerland)                                 7,976,900
                                                                 ---------------
                                                                      38,359,836
                                                                 ---------------
            FINANCIAL PUBLISHING/
            SERVICES (0.8%)
  139,481   McGraw-Hill Companies,
            Inc. (The)                                                 6,172,034
                                                                 ---------------
            FOOD: MAJOR DIVERSIFIED (3.3%)
  479,756   PepsiCo, Inc.                                             25,873,241
                                                                 ---------------
            HOME IMPROVEMENT
            CHAINS (1.3%)
  260,867   Home Depot, Inc. (The)                                    10,147,726
                                                                 ---------------
            HOTELS/RESORTS/
            CRUISELINES (0.6%)
   79,629   Carnival Corp. (Panama)                                    4,343,762
                                                                 ---------------
            HOUSEHOLD/PERSONAL CARE (4.2%)
  271,500   Avon Products, Inc.                                       10,276,275
  418,546   Procter & Gamble Co. (The)                                22,078,302
                                                                 ---------------
                                                                      32,354,577
                                                                 ---------------
            INDUSTRIAL CONGLOMERATES (9.9%)
  315,500   3M Co.                                                    22,810,650
  700,506   General Electric Co.                                      24,272,533
  570,744   United Technologies Corp.                                 29,307,704
                                                                 ---------------
                                                                      76,390,887
                                                                 ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                               VALUE
--------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY
            SERVICES (1.7%)
  175,669   International Business
             Machines Corp.                                      $    13,034,640
                                                                 ---------------
            INTEGRATED OIL (7.2%)
  412,755   BP PLC (ADR) (United Kingdom)                             25,747,657
  520,907   Exxon Mobil Corp.                                         29,936,525
                                                                 ---------------
                                                                      55,684,182
                                                                 ---------------
            INTERNET SOFTWARE/
            SERVICES (0.9%)
  211,134   Yahoo!, Inc.*                                              7,315,793
                                                                 ---------------
            INVESTMENT BANKS/
            BROKERS (2.5%)
   79,115   Goldman Sachs Group Inc. (The)                             8,071,312
  211,577   Merrill Lynch & Co., Inc.                                 11,638,851
                                                                 ---------------
                                                                      19,710,163
                                                                 ---------------
            INVESTMENT MANAGERS (1.6%)
  441,499   Mellon Financial Corp.                                    12,666,606
                                                                 ---------------
            LIFE/HEALTH INSURANCE (1.5%)
  241,015   Lincoln National Corp.                                    11,308,424
                                                                 ---------------
            MAJOR BANKS (3.2%)
  535,796   Bank of America Corp.                                     24,437,656
                                                                 ---------------
            MAJOR
            TELECOMMUNICATIONS (1.8%)
  402,172   Verizon Communications Inc.                               13,895,043
                                                                 ---------------
            MANAGED HEALTH CARE (3.0%)
  189,214   Caremark Rx, Inc.*                                         8,423,807
  291,369   UnitedHealth Group, Inc.                                  15,191,980
                                                                 ---------------
                                                                      23,615,787
                                                                 ---------------
            MEDIA CONGLOMERATES (0.5%)
  247,733   News Corp. (Class B)                                       4,176,778
                                                                 ---------------
            MEDICAL SPECIALTIES (2.2%)
   21,093   Alcon, Inc. (Switzerland)                                  2,306,520
   98,639   Fisher Scientific
             International, Inc.*                                      6,401,671
  163,572   Medtronic, Inc.                                            8,471,394
                                                                 ---------------
                                                                      17,179,585
                                                                 ---------------
            MULTI-LINE INSURANCE (0.7%)
   88,676   American International
             Group, Inc.                                         $     5,152,076
                                                                 ---------------
            OFFICE EQUIPMENT/SUPPLIES (2.3%)
  415,030   Pitney Bowes, Inc.                                        18,074,557
                                                                 ---------------
            OIL & GAS PRODUCTION (1.3%)
  290,162   XTO Energy Inc.                                            9,862,606
                                                                 ---------------
            OILFIELD SERVICES/
            EQUIPMENT (1.0%)
  129,141   Halliburton Co.                                            6,175,523
   20,400   Schlumberger Ltd.
             (Netherlands Antilles)                                    1,549,176
                                                                 ---------------
                                                                       7,724,699
                                                                 ---------------
            OTHER CONSUMER SERVICES (0.7%)
  156,024   eBay, Inc.*                                                5,150,352
                                                                 ---------------
            PACKAGED SOFTWARE (2.6%)
  597,834   Microsoft Corp.                                           14,850,197
  118,181   SAP AG (ADR) (Germany)                                     5,117,237
                                                                 ---------------
                                                                      19,967,434
                                                                 ---------------
            PHARMACEUTICALS: MAJOR (7.6%)
  119,939   Abbott Laboratories                                        5,878,210
  385,149   Bristol-Myers Squibb Co.                                   9,621,022
  213,615   Johnson & Johnson                                         13,884,975
  420,159   Pfizer, Inc.                                              11,587,985
  404,380   Wyeth                                                     17,994,910
                                                                 ---------------
                                                                      58,967,102
                                                                 ---------------
            PROPERTY - CASUALTY
            INSURERS (0.2%)
   19,438   Progressive Corp. (The)                                    1,920,669
                                                                 ---------------
            SEMICONDUCTORS (3.4%)
  495,369   Intel Corp.                                               12,909,316
  189,834   Marvell Technology
             Group, Ltd. (Bermuda)*                                    7,221,285
  213,305   Texas Instruments Inc.                                     5,987,471
                                                                 ---------------
                                                                      26,118,072
                                                                 ---------------
            TELECOMMUNICATION
            EQUIPMENT (0.8%)
  184,975   QUALCOMM Inc.                                              6,106,025
                                                                 ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                               VALUE
--------------------------------------------------------------------------------
            TOBACCO (0.7%)
   89,644   Altria Group, Inc.                                   $     5,796,381
                                                                 ---------------
            TRUCKS/CONSTRUCTION/
            FARM MACHINERY (0.6%)
   66,173   Deere & Co.                                                4,333,670
                                                                 ---------------
            TOTAL COMMON STOCKS
             (COST $592,990,687)                                     762,835,253
                                                                 ---------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
            SHORT TERM INVESTMENT (1.5%)
            U.S. GOVERNMENT AGENCY
$  11,900   Federal Home Loan Mortgage
             Corp. 2.60% due
             07/01/05 (a)
             (COST $11,900,000)                                       11,900,000
                                                                 ---------------
TOTAL INVESTMENTS
(COST $604,890,687) (b)                                99.9%         774,735,253
OTHER ASSETS IN EXCESS OF
LIABILITIES                                             0.1              647,543
                                                      -----      ---------------
NET ASSETS                                            100.0%     $   775,382,796
                                                      =====      ===============

----------
   ADR  AMERICAN DEPOSITARY RECEIPT.
     *  NON-INCOME PRODUCING SECURITY.
   (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $180,130,756 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $10,286,190, RESULTING IN NET UNREALIZED APPRECIATION OF $169,844,566.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- DIVIDEND GROWTH PORTFOLIO SUMMARY OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

                                                                         PERCENT OF
INDUSTRY                                                    VALUE        NET ASSETS
-----------------------------------------------------------------------------------
Industrial Conglomerates                               $    76,390,887      9.9%
Pharmaceuticals: Major                                      58,967,102      7.6
Integrated Oil                                              55,684,182      7.2
Financial Conglomerates                                     38,359,836      4.9
Household/Personal Care                                     32,354,577      4.2
Discount Stores                                             28,803,892      3.7
Electric Utilities                                          27,147,149      3.5
Semiconductors                                              26,118,072      3.4
Food: Major Diversified                                     25,873,241      3.3
Major Banks                                                 24,437,656      3.2
Managed Health Care                                         23,615,787      3.0
Computer Processing
 Hardware                                                   22,318,698      2.9
Drugstore Chains                                            20,796,765      2.7
Packaged Software                                           19,967,434      2.6
Investment Banks/Brokers                                    19,710,163      2.5
Office Equipment/Supplies                                   18,074,557      2.3
Medical Specialties                                         17,179,585      2.2
Chemicals: Major
 Diversified                                                15,096,840      1.9
Major Telecommunications                                    13,895,043      1.8
Apparel/Footwear                                            13,779,034      1.8
Information Technology
 Services                                                   13,034,640      1.7
Beverages: Non-Alcoholic                                    12,812,156      1.7
Investment Managers                                         12,666,606      1.6
U.S. Government Agency                                      11,900,000      1.5
Life/Health Insurance                                       11,308,424      1.5
Computer Communications                                     11,051,880      1.4
Auto Parts: O.E.M.                                          10,186,661      1.3
Home Improvement Chains                                     10,147,726      1.3
Oil & Gas Production                                         9,862,606      1.3
Chemicals: Agricultural                                      8,600,113      1.1
Oilfield Services/
 Equipment                                                   7,724,699      1.0
Internet Software/Services                                   7,315,793      0.9
Aerospace & Defense                                          7,026,529      0.9
Finance/Rental/Leasing                                       6,481,369      0.8
Financial Publishing/
 Services                                                    6,172,034      0.8
Telecommunication
 Equipment                                             $     6,106,025      0.8%
Data Processing Services                                     5,984,754      0.8
Tobacco                                                      5,796,381      0.7
Multi-Line Insurance                                         5,152,076      0.7
Other Consumer Services                                      5,150,352      0.7
Hotels/Resorts/Cruiselines                                   4,343,762      0.6
Trucks/Construction/
 Farm Machinery                                              4,333,670      0.6
Media Conglomerates                                          4,176,778      0.5
Casino/Gaming                                                3,613,717      0.5
Biotechnology                                                3,295,333      0.4
Property - Casualty
 Insurers                                                    1,920,669      0.2
                                                       ---------------     ----
                                                       $   774,735,253     99.9%
                                                       ===============     ====

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- DIVIDEND GROWTH PORTFOLIO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments in securities, at value (cost $586,166,482)             $   753,607,727
Investment in affiliates (cost $18,724,205)                              21,127,526
Cash                                                                         35,862
Receivable for:
    Investments sold                                                      4,850,987
    Dividends                                                               562,581
    Foreign withholding taxes reclaimed                                      33,631
Prepaid expenses and other assets                                            26,232
                                                                    ---------------
    TOTAL ASSETS                                                        780,244,546
                                                                    ---------------
LIABILITIES:
Payable for:
    Investments purchased                                                 4,407,071
    Investment advisory fee                                                 299,736
    Administration fee                                                       52,200
    Distribution fee                                                         29,599
    Shares of beneficial interest redeemed                                      113
Accrued expenses and other payables                                          73,031
                                                                    ---------------
    TOTAL LIABILITIES                                                     4,861,750
                                                                    ---------------
    NET ASSETS                                                      $   775,382,796
                                                                    ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                     $   990,733,229
Net unrealized appreciation                                             169,844,566
Accumulated net investment loss                                                 (10)
Accumulated net realized loss                                          (385,194,989)
                                                                    ---------------
    NET ASSETS                                                      $   775,382,796
                                                                    ===============
CLASS X SHARES:
Net Assets                                                          $   633,787,166
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                44,685,071
    NET ASSET VALUE PER SHARE                                       $         14.18
                                                                    ===============
CLASS Y SHARES:
Net Assets                                                          $   141,595,630
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                 9,997,000
    NET ASSET VALUE PER SHARE                                       $         14.16
                                                                    ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

NET INVESTMENT INCOME:
INCOME
Dividends (net of $29,359 foreign withholding tax)                  $     7,208,605
Dividends from affiliates                                                   423,676
Interest                                                                    293,692
                                                                    ---------------
    TOTAL INCOME                                                          7,925,973
                                                                    ---------------
EXPENSES
Investment advisory fee                                                   1,865,422
Administration fee                                                          325,801
Distribution fee (Class Y shares)                                           171,012
Shareholder reports and notices                                              42,739
Custodian fees                                                               23,411
Professional fees                                                            18,414
Trustees' fees and expenses                                                   6,087
Transfer agent fees and expenses                                                250
Other                                                                        22,300
                                                                    ---------------
    TOTAL EXPENSES                                                        2,475,436
                                                                    ---------------
    NET INVESTMENT INCOME                                                 5,450,537
                                                                    ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net Realized Gain                                                        41,180,981
Net Change in Unrealized Appreciation                                   (58,218,377)
                                                                    ---------------
    NET LOSS                                                            (17,037,396)
                                                                    ---------------
NET DECREASE                                                        $   (11,586,859)
                                                                    ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     FOR THE SIX       FOR THE YEAR
                                                                                     MONTHS ENDED           ENDED
                                                                                    JUNE 30, 2005    DECEMBER 31, 2004
                                                                                   ---------------   -----------------
                                                                                     (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                              $     5,450,537    $    14,318,310
Net realized gain                                                                       41,180,981         63,450,866
Net change in unrealized appreciation                                                  (58,218,377)        (7,427,592)
                                                                                   ---------------    ---------------

    NET INCREASE (DECREASE)                                                            (11,586,859)        70,341,584
                                                                                   ---------------    ---------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME
Class X shares                                                                          (4,636,199)       (12,469,448)
Class Y shares                                                                            (809,302)        (1,855,979)
                                                                                   ---------------    ---------------

    TOTAL DIVIDENDS                                                                     (5,445,501)       (14,325,427)
                                                                                   ---------------    ---------------

Net decrease from transactions in shares of beneficial interest                        (85,162,395)      (161,922,253)
                                                                                   ---------------    ---------------

    NET DECREASE                                                                      (102,194,755)      (105,906,096)

NET ASSETS:
Beginning of period                                                                    877,577,551        983,483,647
                                                                                   ---------------    ---------------
END OF PERIOD
(INCLUDING ACCUMULATED NET INVESTMENT LOSSES OF $10 AND $5,046, RESPECTIVELY)      $   775,382,796    $   877,577,551
                                                                                   ===============    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- DIVIDEND GROWTH PORTFOLIO NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2005 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Variable Investment Series (the "Fund") -- Dividend Growth Portfolio (the "Portfolio"), one of 15 separate portfolios, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Portfolio's investment objective is to provide reasonable current income and long-term growth of income and capital. The Fund was organized as a Massachusetts business trust on February 25, 1983 and the Portfolio commenced operations on March 1, 1990. On June 5, 2000, the Portfolio commenced offering one additional class of shares (Class Y).

The Portfolio offers Class X shares and Class Y shares. The two are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. REPURCHASE AGREEMENTS -- The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. EXPENSES -- Direct expenses are charged to the Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

H. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS
Pursuant to an Investment Advisory Agreement, the Portfolio pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Portfolio determined at the close of each business day: 0.545% to the portion of daily net assets not exceeding $250 million; 0.42% to the portion of daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% to the portion of daily net assets in excess of $2 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Portfolio's daily net assets.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of the Portfolio will pay a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and the proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2005 aggregated $176,470,776 and $256,657,749, respectively. Included in the aforementioned transactions are purchases and sales with other Morgan Stanley funds of $246,240 and $1,039,805, respectively, including a realized gain of $739,488.

Included in the aforementioned transactions are purchases and sales with Citigroup Inc., an affiliate of the Fund, for $4,151,057 and $5,694,842, respectively, including a realized gain of $2,684,113, income of $423,676, and a value of $21,127,526.

For the six months ended June 30, 2005, the Portfolio incurred brokerage commissions of $59,533 with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

At June 30, 2005, the Portfolio's receivable for investments sold and payable for investments purchased included unsettled trades with Morgan Stanley & Co., Inc. of $1,722,605 and $1,200,854, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the six months ended June 30, 2005 included in Trustees' fees and expenses in the Statement of Operations amounted to $780. At June 30, 2005, the Portfolio had an accrued pension liability of $11,062 which is included in accrued expenses in the Statement of Assets and Liabilities. On December 2, 2003, the Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:

                                             FOR THE SIX                          FOR THE YEAR
                                            MONTHS ENDED                              ENDED
                                            JUNE 30, 2005                       DECEMBER 31, 2004
                                 ----------------------------------    ----------------------------------
                                             (UNAUDITED)
                                        SHARES           AMOUNT               SHARES           AMOUNT
                                 ---------------    ---------------    ---------------    ---------------
CLASS X SHARES
Sold                                   1,653,400    $    23,666,522          3,736,535    $    51,539,866
Reinvestment of dividends                325,799          4,636,199            891,212         12,469,448
Redeemed                              (8,263,852)      (118,148,313)       (17,393,738)      (238,665,966)
                                 ---------------    ---------------    ---------------    ---------------
Net decrease -- Class X               (6,284,653)       (89,845,592)       (12,765,991)      (174,656,652)
                                 ---------------    ---------------    ---------------    ---------------
CLASS Y SHARES
Sold                                   1,215,016         17,361,287          2,291,289         31,327,046
Reinvestment of dividends                 56,947            809,302            132,372          1,855,979
Redeemed                                (944,650)       (13,487,392)        (1,492,305)       (20,448,626)
                                 ---------------    ---------------    ---------------    ---------------
Net increase -- Class Y                  327,313          4,683,197            931,356         12,734,399
                                 ---------------    ---------------    ---------------    ---------------
Net decrease in the Portfolio         (5,957,340)   $   (85,162,395)       (11,834,635)   $  (161,922,253)
                                 ===============    ===============    ===============    ===============

6. FEDERAL INCOME TAX STATUS
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2004, the Portfolio had a net capital loss carryforward of approximately $413,323,000 of which $175,052,000 will expire on December 31, 2008, $55,108,000 will expire on December 31, 2009, $134,941,000 will expire on
December 31, 2010 and $48,222,000 will expire on December 31, 2011 to offset future capital gains to the extent provided by regulations.

As of December 31, 2004, the Portfolio had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- DIVIDEND GROWTH PORTFOLIO FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                              FOR THE SIX                       FOR THE YEAR ENDED DECEMBER 31,
                                             MONTHS ENDED      -----------------------------------------------------------------
                                             JUNE 30, 2005         2004        2003         2002          2001          2000*
                                             -------------     -----------  -----------  -----------   -----------   -----------
                                              (UNAUDITED)
CLASS X SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period         $       14.48     $     13.57  $     10.82  $     13.48   $     14.50   $     18.32
                                             -------------     -----------  -----------  -----------   -----------   -----------

Income (loss) from investment operations:
  Net investment income++                             0.10            0.22         0.22         0.25          0.26          0.31
  Net realized and unrealized gain (loss)            (0.30)           0.92         2.76        (2.66)        (1.02)         0.02
                                             -------------     -----------  -----------  -----------   -----------   -----------
Total income (loss) from investment
 operations                                          (0.20)           1.14         2.98        (2.41)        (0.76)         0.33
                                             -------------     -----------  -----------  -----------   -----------   -----------

Less dividends and distributions from:
  Net investment income                              (0.10)          (0.23)       (0.23)       (0.25)        (0.26)        (0.33)
  Net realized gain                                      -               -            -            -             -         (3.82)
                                             -------------     -----------  -----------  -----------   -----------   -----------
Total dividends and distributions                    (0.10)          (0.23)       (0.23)       (0.25)        (0.26)        (4.15)
                                             -------------     -----------  -----------  -----------   -----------   -----------

Net asset value, end of period               $       14.18     $     14.48  $     13.57  $     10.82   $     13.48   $     14.50
                                             =============     ===========  ===========  ===========   ===========   ===========

TOTAL RETURN+                                       (1.38)%(2)        8.46%       27.89%      (18.01)%       (5.20)%        5.30%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              0.57%(3)        0.58%        0.59%        0.57%         0.55%         0.54%
Net investment income                                 1.38%(3)        1.60%        1.92%        1.98%         1.86%         2.07%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands      $     633,787     $   737,801  $   865,039  $   819,935   $ 1,258,863   $ 1,552,724
Portfolio turnover rate                                 22%(2)          43%          42%          21%           19%           34%

----------
 * PRIOR TO JUNE 5, 2000, THE PORTFOLIO ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE PORTFOLIO HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(2) NOT ANNUALIZED.
(3) ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                             FOR THE SIX                     FOR THE YEAR ENDED DECEMBER 31,
                                             MONTHS ENDED       --------------------------------------------------------------
                                            JUNE 30, 2005          2004         2003         2002         2001         2000*
                                             (UNAUDITED)
                                            -------------       ----------   ----------   ----------   ----------   ----------
CLASS Y SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period        $       14.46       $    13.55   $    10.81   $    13.47   $    14.49   $    17.79
                                            -------------       ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment income++                            0.08             0.19         0.19         0.22         0.22         0.12
  Net realized and unrealized gain (loss)           (0.30)            0.92         2.75        (2.66)       (1.01)        0.62
                                            -------------       ----------   ----------   ----------   ----------   ----------
Total income (loss) from investment
 operations                                         (0.22)            1.11         2.94        (2.44)       (0.79)        0.74
                                            -------------       ----------   ----------   ----------   ----------   ----------
Less dividends and distributions from:
  Net investment income                             (0.08)           (0.20)       (0.20)       (0.22)       (0.23)       (0.22)
  Net realized gain                                     -                -            -            -            -        (3.82)
                                            -------------       ----------   ----------   ----------   ----------   ----------
Total dividends and distributions                   (0.08)           (0.20)       (0.20)       (0.22)       (0.23)       (4.04)
                                            -------------       ----------   ----------   ----------   ----------   ----------

Net asset value, end of period              $       14.16       $    14.46   $    13.55   $    10.81   $    13.47   $    14.49
                                            =============       ==========   ==========   ==========   ==========   ==========

TOTAL RETURN+                                       (1.50)%(2)        8.21%       27.52%      (18.23)%      (5.42)%       7.65%(2)

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                             0.82%(3)         0.83%        0.84%        0.82%        0.80%        0.79%(3)
Net investment income                                1.13%(3)         1.35%        1.67%        1.73%        1.61%        1.59%(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands     $     141,596       $  139,777   $  118,445   $   70,844   $   60,393   $   19,083
Portfolio turnover rate                                22%(2)           43%          42%          21%          19%          34%

----------
 *  FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(2) NOT ANNUALIZED.
(3) ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD

Mitchell M. Merin
PRESIDENT

Ronald E. Robison
EXECUTIVE VICE PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER

Joseph J. McAlinden
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Carsten Otto
CHIEF COMPLIANCE OFFICER

Stefanie V. Chang
VICE PRESIDENT

Francis J. Smith
TREASURER AND CHIEF FINANCIAL OFFICER

Thomas F. Caloia
VICE PRESIDENT

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Portfolio without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Portfolio's Statement of Additional Information contains additional information about the Portfolio, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

RA05-00642P-Y06/05

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS

                                                                  MORGAN STANLEY
                                                             VARIABLE INVESTMENT
                                                              SERIES -- DIVIDEND
                                                                GROWTH PORTFOLIO

                                                               SEMIANNUAL REPORT
                                                                   JUNE 30, 2005

[MORGAN STANLEY LOGO]

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY VARIABLE INVESTMENT SERIES -- EQUITY PORTFOLIO PERFORMED DURING THE SEMIANNUAL PERIOD. WE WILL PROVIDE AN OVERVIEW OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT AFFECTED PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT INCLUDES THE PORTFOLIO'S FINANCIAL STATEMENTS AND A LIST OF PORTFOLIO INVESTMENTS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE PORTFOLIO WILL DECLINE AND, THEREFORE, THE VALUE OF THE PORTFOLIO'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS PORTFOLIO. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

FUND REPORT
For the six months ended June 30, 2005

TOTAL RETURN FOR THE 6 MONTHS ENDED JUNE 30, 2005

                                     RUSSELL 3000(R)
         CLASS X          CLASS Y    GROWTH INDEX(1)
            0.17%             0.04%            -1.88%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR PERFORMANCE INFORMATION AND INDEX DEFINITIONS.

MARKET CONDITIONS

Following a brisk and upbeat close to 2004, the U.S. equity market slowed its pace in 2005. Sentiment shifted and stocks retreated as investors sold shares to lock in gains. Against the backdrop of rising oil prices, mixed economic data, continued increases to the federal funds target rate, and the prospect of a global economic slowdown, investors worried about the prospect of "stagflation" (a climate marked by both stagnant growth and inflation). Anxiety increased as disappointing news from corporate bellwethers General Motors and Ford Motor cast a shadow across the auto and auto related industries, and the market overall.

After reaching a low point in April, the market rebounded during the final two months of the period. Encouraging retail sales and payroll data, an upward revision of first-quarter gross domestic product and strengthening consumer confidence were among the factors that raised investor sentiment. Investors also seemed encouraged by merger and acquisition activity and by signals that the Federal Reserve might be nearing the end of its rate tightening cycle.

Mid- and small-cap stocks generally outperformed large-caps during the period, while growth-oriented stocks lagged their value counterparts.

PERFORMANCE ANALYSIS

The Equity Portfolio outperformed the Russell 3000(R) Growth Index for the six-month period ended June 30, 2005. Stock selection across a wide range of sectors contributed to relative performance, as did overall sector allocations. Within its energy stake, the Portfolio benefited from its positions in crude oil producers and coal companies. International integrated oil stocks further enhanced performance. Among financial services holdings, securities brokerage and services, and diversified financial services companies contributed gains. Other sources of upside performance included medical and dental instruments and supplies and telecommunications equipment. Also, the Portfolio's technology exposure enhanced performance with computer technology stocks contributing notably.

In contrast, areas of weakness for the Portfolio included the materials and processing sector, where stock selection in gold companies had the largest negative impact. Within the consumer discretionary sector, hotel and motel companies tempered gains. Additionally, stock selection and an overweighted position in Internet stocks relative to the Russell index also hindered the Portfolio's pace.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

TOP 10 HOLDINGS

Google, Inc.                                  4.9%
Ultra Petroleum Corp.                         4.8
WMS Industries, Inc.                          3.1
Alcon, Inc.                                   3.1
Yahoo!, Inc.                                  3.1
eBay, Inc.                                    3.1
Intel Corp.                                   2.7
Marvell Technology Group, Ltd.                2.6
Dade Behring Holdings Inc.                    2.4
Station Casinos Inc.                          2.2

TOP FIVE INDUSTRIES

Medical Specialties                           8.5%
Internet Software/Services                    8.0
Semiconductors                                5.3
Other Consumer Services                       5.3
Biotechnology                                 5.0

DATA AS OF JUNE 30, 2005. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR TOP 10 HOLDINGS AND TOP FIVE INDUSTRIES ARE AS A PERCENTAGE OF NET ASSETS. THESE DATA ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

INVESTMENT STRATEGY

THE PORTFOLIO WILL NORMALLY INVEST AT LEAST 80% OF ITS ASSETS IN EQUITY SECURITIES AND SECURITIES CONVERTIBLE INTO EQUITY SECURITIES. IN SELECTING INVESTMENTS, THE "INVESTMENT ADVISER," MORGAN STANLEY INVESTMENT ADVISORS INC., MAY EMPLOY VALUATION MODELS BASED ON VARIOUS ECONOMIC AND MARKET INDICATORS. THE INVESTMENT ADVISER CURRENTLY UTILIZES A PROCESS, KNOWN AS SECTOR ROTATION, THAT EMPHASIZES INDUSTRY SELECTION OVER INDIVIDUAL COMPANY SELECTION. THE INVESTMENT ADVISER INVESTS IN THOSE INDUSTRIES THAT IT BELIEVES WILL HAVE THE STRONGEST RELATIVE EARNINGS GROWTH POTENTIAL GIVEN THE PROJECTED ECONOMIC OUTLOOK. AFTER SELECTING THE PORTFOLIO'S TARGET INDUSTRIES, THE INVESTMENT ADVISER THEN SELECTS SPECIFIC COMPANIES WITHIN THOSE INDUSTRIES WHOSE PROSPECTS ARE DEEMED ATTRACTIVE AFTER ASSESSING COMPANY FUNDAMENTALS AND VALUATION SCREENS.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY PORTFOLIO PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE PORTFOLIO'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, www.morganstanley.com. EACH MORGAN STANLEY PORTFOLIO ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS

FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, http://www.sec.gov. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (publicinfo@sec.gov) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE PORTFOLIO'S PROXY VOTING POLICY AND PROCEDURES WITHOUT CHARGE, UPON REQUEST, BY CALLING TOLL FREE 800-869-NEWS OR BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. IT IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

YOU MAY OBTAIN INFORMATION REGARDING HOW THE PORTFOLIO VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30 BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED JUNE 30, 2005

                                        CLASS X SHARES         CLASS Y SHARES
                                       (SINCE 03/09/84)       (SINCE 06/05/00)
1 YEAR                                             7.14%(2)               6.83%(2)
5 YEARS                                           (5.85)(2)              (6.09)(2)
10 YEARS                                          10.16(2)                  --
SINCE INCEPTION                                   11.82(2)               (5.58)(2)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT www.morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

(1) THE RUSSELL 3000(R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 3000(R) INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) FIGURE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE UNDERLYING PORTFOLIO BASED ON NET ASSET VALUE (NAV). IT DOES NOT REFLECT THE DEDUCTION OF INSURANCE EXPENSES, AN ANNUAL CONTRACT MAINTENANCE FEE, OR SURRENDER CHARGES.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/05 - 06/30/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                                     BEGINNING          ENDING          EXPENSES PAID
                                                                   ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD *
                                                                   -------------     -------------     ---------------
                                                                                                          01/01/05 -
                                                                     01/01/05          06/30/05            06/30/05
                                                                   -------------     -------------     ---------------
CLASS X
Actual (0.17% return)                                              $    1,000.00     $    1,001.70       $      2.63
Hypothetical (5% annual return before expenses)                    $    1,000.00     $    1,022.17       $      2.66

CLASS Y
Actual (0.04% return)                                              $    1,000.00     $    1,000.40       $      3.87
Hypothetical (5% annual return before expenses)                    $    1,000.00     $    1,020.93       $      3.91

----------
   * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.53% AND 0.78% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR
     PERIOD).

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was lower than its performance peer group average for the five-year period but better for the one- and three-year periods. The Board concluded that the Portfolio's overall performance was competitive with its performance peer group.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio's total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board concluded that the Portfolio's management fee and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio. The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                COMMON STOCKS (96.3%)
                ADVERTISING/MARKETING
                SERVICES (1.4%)
      112,500   Getty Images, Inc.*                        $   8,354,250
                                                           -------------
                APPAREL/FOOTWEAR (1.3%)
      234,200   Coach, Inc.*                                   7,862,094
                                                           -------------
                APPAREL/FOOTWEAR
                RETAIL (2.1%)
      257,500   Chico's FAS, Inc.*                             8,827,100
       55,400   Urban Outfitters, Inc.*                        3,140,626
                                                           -------------
                                                              11,967,726
                                                           -------------
                BIOTECHNOLOGY (5.0%)
       67,300   Amgen Inc.*                                    4,068,958
      116,800   Genentech, Inc.*                               9,376,704
      144,700   Genzyme Corp.*                                 8,695,023
      154,530   Gilead Sciences, Inc.*                         6,797,775
                                                           -------------
                                                              28,938,460
                                                           -------------
                CASINO/GAMING (3.3%)
      195,000   Station Casinos, Inc.                         12,948,000
      135,300   Wynn Resorts, Ltd.*                            6,395,631
                                                           -------------
                                                              19,343,631
                                                           -------------
                CHEMICALS: AGRICULTURAL (3.2%)
      164,100   Monsanto Co.                                  10,316,967
       86,800   Potash Corp. of Saskatchewan,
                 Inc. (Canada)                                 8,296,344
                                                           -------------
                                                              18,613,311
                                                           -------------
                COAL (0.6%)
       63,400   Peabody Energy Corp.                           3,299,336
                                                           -------------
                COMPUTER PROCESSING
                HARDWARE (2.9%)
      185,100   Apple Computer, Inc.*                          6,813,531
      250,800   Dell, Inc.*                                    9,909,108
                                                           -------------
                                                              16,722,639
                                                           -------------
                DATA PROCESSING
                SERVICES (1.2%)
      213,400   CheckFree Corp.*                               7,268,404
                                                           -------------
                DISCOUNT STORES (0.5%)
       49,400   Target Corp.                               $   2,687,854
                                                           -------------
                ELECTRONICS/APPLIANCE
                STORES (1.5%)
      129,400   Best Buy Co., Inc.                             8,870,370
                                                           -------------
                FINANCIAL PUBLISHING/
                SERVICES (1.8%)
      229,600   Moody's Corp.                                 10,322,816
                                                           -------------
                FOOD: MAJOR DIVERSIFIED (1.7%)
       93,800   Campbell Soup Co.                              2,886,226
       77,500   Kellogg Co.                                    3,444,100
       62,200   PepsiCo, Inc.                                  3,354,446
                                                           -------------
                                                               9,684,772
                                                           -------------
                HOME IMPROVEMENT
                CHAINS (0.4%)
       65,000   Home Depot, Inc. (The)                         2,528,500
                                                           -------------
                HOTELS/RESORTS/
                CRUISELINES (2.1%)
      159,800   Carnival Corp. (Panama)                        8,717,090
       69,200   Royal Caribbean
                 Cruises Ltd. (Liberia)                        3,346,512
                                                           -------------
                                                              12,063,602
                                                           -------------
                INDUSTRIAL
                CONGLOMERATES (0.6%)
       64,200   United Technologies Corp.                      3,296,670
                                                           -------------
                INFORMATION TECHNOLOGY
                SERVICES (0.7%)
       83,400   Cognizant Technology
                 Solutions Corp. (Class A)*                    3,930,642
                                                           -------------
                INTEGRATED OIL (1.5%)
      188,200   Suncor Energy, Inc.
                 (Canada)                                      8,905,624
                                                           -------------
                INTERNET SOFTWARE/
                SERVICES (8.0%)
       97,325   Google, Inc. (Class A)*                       28,628,149
      514,700   Yahoo!, Inc.*                                 17,834,355
                                                           -------------
                                                              46,462,504
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                INVESTMENT BANKS/
                BROKERS (4.9%)
       10,200   Chicago Mercantile
                 Exchange (The)                            $   3,014,100
      114,150   Goldman Sachs Group Inc.
                 (The)                                        11,645,583
      145,000   Greenhill & Co., Inc.                          5,873,950
       76,550   Legg Mason, Inc.                               7,969,621
                                                           -------------
                                                              28,503,254
                                                           -------------
                MAJOR
                TELECOMMUNICATIONS (1.9%)
      439,700   Sprint Corp.                                  11,032,073
                                                           -------------
                MANAGED HEALTH CARE (1.3%)
      149,000   UnitedHealth Group, Inc.                       7,768,860
                                                           -------------
                MEDICAL SPECIALTIES (8.5%)
      163,800   Alcon, Inc. (Switzerland)                     17,911,530
      214,000   Dade Behring Holdings Inc.                    13,912,140
       83,400   INAMED Corp.*                                  5,585,298
       43,600   Kinetic Concepts, Inc.*                        2,616,000
      121,700   Medtronic, Inc.                                6,302,843
       72,500   St. Jude Medical, Inc.*                        3,161,725
                                                           -------------
                                                              49,489,536
                                                           -------------
                MEDICAL/NURSING
                SERVICES (0.6%)
      134,600   VCA Antech, Inc.*                              3,264,050
                                                           -------------
                MISCELLANEOUS COMMERCIAL
                SERVICES (2.2%)
      310,500   Bright Horizons Family
                 Solutions, Inc.*                             12,643,560
                                                           -------------
                MULTI-LINE INSURANCE (1.0%)
       75,600   Hartford Financial Services
                 Group, Inc. (The)                             5,653,368
                                                           -------------
                OIL & GAS PRODUCTION (4.8%)
      921,000   Ultra Petroleum Corp.
                 (Canada)*                                    27,961,560
                                                           -------------
                OTHER CONSUMER
                SERVICES (5.3%)
      165,040   Apollo Group, Inc. (Class A)*              $  12,909,429
      537,100   eBay, Inc.*                                   17,729,671
                                                           -------------
                                                              30,639,100
                                                           -------------
                OTHER METALS/MINERALS (1.1%)
      148,100   Cameco Corporation
                 (Canada)                                      6,627,475
                                                           -------------
                PACKAGED SOFTWARE (0.9%)
      181,300   Adobe Systems, Inc.                            5,188,806
                                                           -------------
                PERSONNEL SERVICES (0.1%)
       29,600   Monster Worldwide Inc.*                          848,928
                                                           -------------
                PHARMACEUTICALS: MAJOR (2.2%)
      145,100   Johnson & Johnson                              9,431,500
      169,400   Schering-Plough Corp.                          3,228,764
                                                           -------------
                                                              12,660,264
                                                           -------------
                PROPERTY - CASUALTY
                INSURERS (1.1%)
        2,299   Berkshire Hathaway, Inc.
                 (Class A)*                                    6,399,266
                                                           -------------
                RECREATIONAL PRODUCTS (3.8%)
      109,800   Shanda Interactive
                 Entertainment, Ltd.
                 (ADS) (Cayman Islands)*                       4,039,542
      536,100   WMS Industries, Inc.*                         18,093,375
                                                           -------------
                                                              22,132,917
                                                           -------------
                RESTAURANTS (1.9%)
      101,700   P.F. Chang's China Bistro, Inc.*               5,998,266
      173,900   Sonic Corp.*                                   5,309,167
                                                           -------------
                                                              11,307,433
                                                           -------------
                SEMICONDUCTORS (5.3%)
      606,100   Intel Corp.                                   15,794,966
      393,500   Marvell Technology Group,
                 Ltd. (Bermuda)*                              14,968,740
                                                           -------------
                                                              30,763,706
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                SPECIALTY STORES (3.2%)
      311,600   Claire's Stores, Inc.                      $   7,493,980
       66,500   Dick's Sporting Goods, Inc.*                   2,566,235
       57,300   Guitar Center, Inc.*                           3,344,601
      188,900   Toys 'R' Us, Inc.*                             5,002,072
                                                           -------------
                                                              18,406,888
                                                           -------------
                SPECIALTY
                TELECOMMUNICATIONS (2.2%)
      628,861   Crown Castle
                 International Corp.*                         12,778,455
                                                           -------------
                TELECOMMUNICATION
                EQUIPMENT (1.3%)
      144,000   Corning Inc.*                                  2,393,280
      159,000   QUALCOMM Inc.                                  5,248,590
                                                           -------------
                                                               7,641,870
                                                           -------------
                WIRELESS
                TELECOMMUNICATIONS (2.9%)
      129,300   America Movil S.A. de C.V.
                 (Series L) (ADR) (Mexico)                     7,707,573
      282,300   Nextel Communications, Inc.
                 (Class A)*                                    9,121,113
                                                           -------------
                                                              16,828,686
                                                           -------------
                Total Common Stocks
                (COST $473,221,034)                          559,663,260
                                                           -------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                   VALUE
------------------------------------------------------------------------
                Short-Term Investment (a) (2.3%)
                U.S. GOVERNMENT AGENCY
$      13,000   Federal Home Loan Mortgage
                 Corp. 2.60% due 07/01/05
                 (COST $13,300,000)                        $  13,300,000
                                                           -------------

Total Investments
(COST $486,521,034) (b)                           98.6%      572,963,260
Other Assets in Excess of
Liabilities                                        1.4         7,961,422
                                                 -----     -------------
Net Assets                                       100.0%    $ 580,924,682
                                                 =====     =============

----------
   ADR AMERICAN DEPOSITARY RECEIPT.
   ADS AMERICAN DEPOSITARY SHARES.
    *  NON-INCOME PRODUCING SECURITY
   (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $94,096,406 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $7,654,180, RESULTING IN NET UNREALIZED APPRECIATION OF $86,442,226.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- EQUITY PORTFOLIO

SUMMARY OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

                                                              PERCENT OF
INDUSTRY                                        VALUE         NET ASSETS
------------------------------------------------------------------------
Medical Specialties                        $    49,489,536           8.5%
Internet Software/Services                      46,462,504           8.0
Semiconductors                                  30,763,706           5.3
Other Consumer Services                         30,639,100           5.3
Biotechnology                                   28,938,460           5.0
Investment Banks/Brokers                        28,503,254           4.9
Oil & Gas Production                            27,961,560           4.8
Recreational Products                           22,132,917           3.8
Casino/Gaming                                   19,343,631           3.3
Chemicals: Agricultural                         18,613,311           3.2
Specialty Stores                                18,406,888           3.2
Wireless Telecommunications                     16,828,686           2.9
Computer Processing
 Hardware                                       16,722,639           2.9
U.S. Government Agency                          13,300,000           2.3
Specialty Telecommunications                    12,778,455           2.2
Pharmaceuticals: Major                          12,660,264           2.2
Miscellaneous Commercial
 Services                                       12,643,560           2.2
Hotels/Resorts/Cruiselines                      12,063,602           2.1
Apparel/Footwear Retail                         11,967,726           2.1
Restaurants                                     11,307,433           1.9
Major Telecommunications                        11,032,073           1.9
Financial Publishing/
 Services                                       10,322,816           1.8
Food: Major Diversified                    $     9,684,772           1.7%
Integrated Oil                                   8,905,624           1.5
Electronics/Appliance
 Stores                                          8,870,370           1.5
Advertising/Marketing
 Services                                        8,354,250           1.4
Apparel/Footwear                                 7,862,094           1.3
Managed Health Care                              7,768,860           1.3
Telecommunication
 Equipment                                       7,641,870           1.3
Data Processing Services                         7,268,404           1.2
Other Metals/Minerals                            6,627,475           1.1
Property - Casualty Insurers                     6,399,266           1.1
Multi-Line Insurance                             5,653,368           1.0
Packaged Software                                5,188,806           0.9
Information Technology
 Services                                        3,930,642           0.7
Coal                                             3,299,336           0.6
Industrial Conglomerates                         3,296,670           0.6
Medical/Nursing Services                         3,264,050           0.6
Discount Stores                                  2,687,854           0.5
Home Improvement Chains                          2,528,500           0.4
Personnel Services                                 848,928           0.1
                                           ---------------    ----------
                                           $   572,963,260          98.6%
                                           ===============    ==========

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- EQUITY PORTFOLIO

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments in securities, at value (cost $486,521,034)                       $   572,963,260
Cash                                                                                   24,130
Receivable for:
    Investments sold                                                                8,915,106
    Dividends                                                                         164,580
Prepaid expenses and other assets                                                      28,659
                                                                              ---------------
    TOTAL ASSETS                                                                  582,095,735
                                                                              ---------------
LIABILITIES:
Payable for:
    Investments purchased                                                             853,537
    Investment advisory fee                                                           202,575
    Administration fee                                                                 38,586
    Distribution fee                                                                   23,065
    Shares of beneficial interest redeemed                                                372
Accrued expenses and other payables                                                    52,918
                                                                              ---------------
    TOTAL LIABILITIES                                                               1,171,053
                                                                              ---------------
    NET ASSETS                                                                $   580,924,682
                                                                              ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                               $ 1,025,138,778
Net unrealized appreciation                                                        86,442,226
Accumulated undistributed net investment income                                        87,162
Accumulated net realized loss                                                    (530,743,484)
                                                                              ---------------
    NET ASSETS                                                                $   580,924,682
                                                                              ===============
CLASS X SHARES:
Net Assets                                                                    $   469,334,768
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                          19,468,884
    NET ASSET VALUE PER SHARE                                                 $         24.11
                                                                              ===============
CLASS Y SHARES:
Net Assets                                                                    $   111,589,914
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                           4,641,832
    NET ASSET VALUE PER SHARE                                                 $         24.04
                                                                              ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

NET INVESTMENT INCOME:
INCOME
Dividends (net of $64,886 foreign withholding tax)                            $     1,461,179
Interest                                                                              334,769
                                                                              ---------------
    TOTAL INCOME                                                                    1,795,948
                                                                              ---------------
EXPENSES
Investment advisory fee                                                             1,239,428
Administration fee                                                                    236,081
Distribution fee (Class Y shares)                                                     136,615
Shareholder reports and notices                                                        30,947
Custodian fees                                                                         19,630
Professional fees                                                                      17,362
Trustees' fees and expenses                                                             4,461
Transfer agent fees and expenses                                                          250
Other                                                                                  16,820
                                                                              ---------------
    TOTAL EXPENSES                                                                  1,701,594
                                                                              ---------------
    NET INVESTMENT INCOME                                                              94,354
                                                                              ---------------
Net Realized and Unrealized Gain (Loss):
Net realized gain                                                                  13,819,757
Net change in unrealized appreciation                                             (15,630,266)
                                                                              ---------------
    NET LOSS                                                                       (1,810,509)
                                                                              ---------------
NET DECREASE                                                                  $    (1,716,155)
                                                                              ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets

                                                                                FOR THE SIX         FOR THE YEAR
                                                                               MONTHS ENDED            ENDED
                                                                               JUNE 30, 2005     DECEMBER 31, 2004
                                                                              ---------------    ------------------
                                                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                         $        94,354    $        2,481,521
Net realized gain                                                                  13,819,757            53,801,550
Net change in unrealized appreciation                                             (15,630,266)           11,361,803
                                                                              ---------------    ------------------
    NET INCREASE (DECREASE)                                                        (1,716,155)           67,644,874
                                                                              ---------------    ------------------

Dividends and Distributions to Shareholders from:
Net investment income
    Class X shares                                                                         --            (2,254,627)
    Class Y shares                                                                         --              (228,122)
Net realized gain
    Class X shares                                                                         --               (55,240)
    Class Y shares                                                                         --               (11,990)
                                                                              ---------------    ------------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS                                                      --            (2,549,979)
                                                                              ---------------    ------------------

Net decrease from transactions in shares of beneficial interest                   (70,185,950)         (128,695,663)
                                                                              ---------------    ------------------

    NET DECREASE                                                                  (71,902,105)          (63,600,768)

Net Assets:
Beginning of period                                                               652,826,787           716,427,555
                                                                              ---------------    ------------------

End of Period
(INCLUDING ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME OF
$87,162 AND ACCUMULATED NET INVESTMENT LOSS OF $7,192, RESPECTIVELY)          $   580,924,682    $      652,826,787
                                                                              ===============    ==================

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2005 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Variable Investment Series (the "Fund") -- Equity Portfolio (the "Portfolio"), one of 15 separate portfolios, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Portfolio's primary investment objective is growth of capital and, as secondary objective, income, but only when consistent with its primary objective. The Fund was organized as a Massachusetts business trust on February 25, 1983 and the Portfolio commenced operations on March 9, 1984. On June 5, 2000, the Portfolio commenced offering one additional class of shares (Class Y shares).

The Portfolio offers Class X shares and Class Y shares. The two are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Morgan Stanley Variable Investment Series -- Equity Portfolio Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. REPURCHASE AGREEMENTS -- The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. EXPENSES -- Direct expenses are charged to the Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among Portfolios.

H. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS
Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Portfolio pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Portfolio determined at the close of each business day: 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion and 0.37% to the portion of the daily net assets in excess of $2 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Portfolio's daily net assets.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that Class Y shares of the Portfolio will pay a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2005 aggregated $322,564,565 and $383,313,146, respectively. Included in the aforementioned are purchases and sales with other Morgan Stanley funds of $1,951,434 and $310,080 respectively, including a net realized gain of $1,551.

For the six months ended June 30, 2005, the Portfolio incurred brokerage commissions of $69,583 with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor, for transactions executed on behalf of the Portfolio. At June 30, 2005, the Portfolio's receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc. of $2,145,755.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the six months ended June 30, 2005 included in Trustees' fees and expenses in the Statement of Operations amounted to $576. At June 30, 2005, the Portfolio had an accrued pension liability of $6,712 which is included in accrued expenses in the Statement of Assets and Liabilities. On December 2, 2003, the Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:

                                                                  FOR THE SIX                              FOR THE YEAR
                                                                  MONTHS ENDED                                 ENDED
                                                                 JUNE 30, 2005                           DECEMBER 31, 2004
                                                    --------------------------------------    -------------------------------------
                                                                    (UNAUDITED)
                                                           SHARES              AMOUNT                SHARES              AMOUNT
                                                    -----------------    -----------------    -----------------    -----------------
CLASS X SHARES
Sold                                                          744,356    $      17,337,875            1,593,619    $     35,668,551
Reinvestment of dividends and distributions                        --                   --               95,965           2,309,867
Redeemed                                                   (3,588,166)         (83,470,107)          (7,702,311)       (170,755,440)
                                                    -----------------    -----------------    -----------------    -----------------
Net decrease -- Class X                                    (2,843,810)         (66,132,232)          (6,012,727)       (132,777,022)
                                                    -----------------    -----------------    -----------------    -----------------
CLASS Y SHARES
Sold                                                          329,762            7,643,254            1,197,646          26,214,646
Reinvestment of dividends and distributions                        --                   --                9,992             240,112
Redeemed                                                     (503,710)         (11,696,972)          (1,014,296)        (22,373,399)
                                                    -----------------    -----------------    -----------------    -----------------
Net increase (decrease) -- Class Y                           (173,948)          (4,053,718)             193,342           4,081,359
                                                    -----------------    -----------------    -----------------    -----------------
Net decrease in Portfolio                                  (3,017,758)   $     (70,185,950)          (5,819,385)   $   (128,695,663)
                                                    =================    =================    =================    =================

6. FEDERAL INCOME TAX STATUS

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2004, the Portfolio had a net capital loss carryforward of approximately $543,428,000 of which $412,622,000 will expire on December 31, 2009 and $130,806,000 will expire on December 31, 2010 to offset future capital gains to the extent provided by regulations.

As of December 31, 2004, the Portfolio had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                   FOR THE SIX                               FOR THE YEAR ENDED DECEMBER 31,
                                   MONTHS ENDED       ----------------------------------------------------------------------------
                                  JUNE 30, 2005          2004          2003            2002            2001              2000*
                                  -------------       ----------     ----------     ----------     -------------     -------------
                                   (UNAUDITED)
CLASS X SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of
  period                           $      24.07       $    21.75     $    17.78     $    22.66     $       39.68     $       53.88
                                   ------------       ----------     ----------     ----------     -------------     -------------
Income (loss) from investment
 operations:
  Net investment income++                  0.01             0.09           0.07           0.07              0.15              0.30
  Net realized and unrealized
   gain (loss)                             0.03             2.33           3.97          (4.87)           (10.12)            (6.46)
                                   ------------       ----------     ----------     ----------     -------------     -------------
Total income (loss) from
  investment operations                    0.04             2.42           4.04          (4.80)            (9.97)            (6.16)
                                   ------------       ----------     ----------     ----------     -------------     -------------

Less dividends and distributions
 from:
  Net investment income                      --            (0.10)         (0.07)         (0.08)            (0.16)            (0.29)
  Net realized gain                          --               --             --             --             (6.89)            (7.75)
                                   ------------       ----------     ----------     ----------     -------------     -------------
Total dividends and distributions            --            (0.10)         (0.07)         (0.08)            (7.05)            (8.04)
                                   ------------       ----------     ----------     ----------     -------------     -------------
Net asset value, end of period     $      24.11       $    24.07     $    21.75     $    17.78     $       22.66     $       39.68
                                   ============       ==========     ==========     ==========     =============     =============
TOTAL RETURN+                              0.17%(2)        11.14%         22.80%        (21.21)%          (26.87)%          (12.35)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                   0.53%(3)         0.53%          0.52%          0.51%             0.51%             0.50%
Net investment income                      0.08%(3)         0.41%          0.38%          0.36%             0.55%             0.62%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands                         $    469,335       $  537,086     $  616,027     $  622,133     $   1,022,335     $   1,818,134
Portfolio turnover rate                      56%(2)          137%           210%           223%              329%              402%

----------
 * PRIOR TO JUNE 5, 2000, THE PORTFOLIO ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE PORTFOLIO HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(2) NOT ANNUALIZED.
(3) ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                   FOR THE SIX                               FOR THE YEAR ENDED DECEMBER 31,
                                   MONTHS ENDED       -------------------------------------------------------------------------
                                  JUNE 30, 2005          2004           2003           2002            2001           2000*
                                  -------------       ----------     ----------     ----------     -------------   ------------
                                   (UNAUDITED)
CLASS Y SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of
 period                            $      24.03       $    21.72     $    17.75     $    22.64     $       39.66   $      49.12
                                   ------------       ----------     ----------     ----------     -------------   ------------
Income (loss) from investment
  operations:
  Net investment income++                 (0.02)            0.05           0.02           0.03              0.06           0.21
  Net realized and unrealized
   gain (loss)                             0.03             2.31           3.98          (4.89)           (10.09)         (1.68)
                                   ------------       ----------     ----------     ----------     -------------   ------------
Total income (loss) from
 investment operations                     0.01             2.36           4.00          (4.86)           (10.03)         (1.47)
                                   ------------       ----------     ----------     ----------     -------------   ------------
Less dividends and distributions
 from:
  Net investment income                      --            (0.05)         (0.03)         (0.03)            (0.10)         (0.24)
  Net realized gain                          --               --             --             --             (6.89)         (7.75)
                                   ------------       ----------     ----------     ----------     -------------   ------------
Total dividends and distributions            --            (0.05)         (0.03)         (0.03)            (6.99)         (7.99)
                                   ------------       ----------     ----------     ----------     -------------   ------------
Net asset value, end of period     $      24.04       $    24.03     $    21.72     $    17.75     $       22.64   $      39.66
                                   ============       ==========     ==========     ==========     =============   ============
TOTAL RETURN+                              0.04%(2)        10.86%         22.55%        (21.45)%          (27.07)%        (3.99)%(2)

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                   0.78%(3)         0.78%          0.77%          0.76%             0.76%          0.75%(3)
Net investment income (loss)              (0.17)%(3)        0.16%          0.13%          0.11%             0.30%          0.85%(3)

SUPPLEMENTAL DATA:

Net assets, end of period, in
 thousands                         $    111,590       $  115,471     $  100,400     $   64,829     $      61,110   $     31,903
Portfolio turnover rate                      56%(2)          137%           210%           223%              329%           402%

----------
 *  FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(2) NOT ANNUALIZED.
(3) ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD

Mitchell M. Merin
PRESIDENT

Ronald E. Robison
EXECUTIVE VICE PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER

Joseph J. McAlinden
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Carsten Otto
CHIEF COMPLIANCE OFFICER

Stefanie V. Chang
VICE PRESIDENT

Francis J. Smith
TREASURER AND CHIEF FINANCIAL OFFICER

Thomas F. Caloia
VICE PRESIDENT

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Portfolio without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Portfolio's Statement of Additional Information contains additional information about the Portfolio, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

RA05-00682P-Y06/05

[GRAPHIC]


                                                            MORGAN STANLEY FUNDS

                                                         MORGAN STANLEY VARIABLE
                                                            INVESTMENT SERIES --
                                                                EQUITY PORTFOLIO


                                                               SEMIANNUAL REPORT
                                                                   JUNE 30, 2005


[MORGAN STANLEY LOGO]

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY VARIABLE INVESTMENT SERIES -- EUROPEAN EQUITY PORTFOLIO PERFORMED DURING THE SEMIANNUAL PERIOD. WE WILL PROVIDE AN OVERVIEW OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT AFFECTED PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT INCLUDES THE PORTFOLIO'S FINANCIAL STATEMENTS AND A LIST OF PORTFOLIO INVESTMENTS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE PORTFOLIO WILL DECLINE AND, THEREFORE, THE VALUE OF THE PORTFOLIO'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS PORTFOLIO. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

FUND REPORT
For the six months ended June 30, 2005

TOTAL RETURN FOR THE 6 MONTHS ENDED JUNE 30, 2005

                                        MSCI EUROPE
         CLASS X          CLASS Y          INDEX(1)
          -2.61%           -2.81%            -0.38%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR PERFORMANCE INFORMATION AND INDEX DEFINITIONS.

MARKET CONDITIONS

Against a backdrop of mixed sentiment and exceptionally high oil prices, global equity markets slowed during the six month period ended June 30, 2005. While the leveling off of the United States economy was not surprising, given the good clip of growth in 2004 and the continued tightening in the federal funds target rate, the declines in Europe were more unsettling. Economies which had performed strongly, such as Sweden and the United Kingdom, lost ground. A strong euro (which can hurt exports) and high oil prices contributed to falling business confidence and a lack of momentum. Industrial production, consumer confidence and retail sales faltered significantly. Export activity, typically an area of strength in the European economy, also weakened due to slowing demand from China. In the United Kingdom, consumers retrenched markedly as protracted weakness in the housing market spilled over to the retailing sector. As these trends unfolded, speculation increased that the Bank of England and the European Central Bank would reduce rates to stimulate growth. Sweden's central bank, meanwhile, did move forward with a rate reduction.

Within the Portfolio's benchmark, energy stocks performed with particular strength during the period, propelled from the high price of oil. Utilities benefited from rising energy costs as well as from investors' interest in stocks with yield potential and defensive characteristics. Telecommunications and retail stocks did not fare so well. Telecommunications retreated amid profit taking and the prospect of aggressive business strategies. Retailers struggled as the result of the pronounced decline in consumer spending.

PERFORMANCE ANALYSIS

The European Equity Portfolio underperformed the MSCI Europe Index for the six-month period ended June 30, 2005. An overweighted position in telecommunications stocks impeded performance; profit taking and merger-and-acquisition concerns were among the factors negatively impacting shares during the reporting period. Within financial services, Italian-domiciled banks performed well on merger-and-acquisition activity. The Portfolio's underweighting to these companies proved disadvantageous. Hindered by slowing consumer spending, U.K. bank exposure further tempered returns. Positions in capital goods stocks also detracted when operating performance fell short of market expectations.

In contrast, the Portfolio benefited from strong stock selection within the materials sector due to a variety of company specific factors, including improving commodity trends and favorable operating results. Insurance company exposure also enhanced overall returns, again due to company-specific news.

As of the end of the period, the Portfolio's long-term stock selection philosophy resulted in overweighting relative to the benchmark in telecommunications stocks and an underweighting in utilities. Positions in materials stocks were decreased to capture gains. Media exposure was pared, while technology, consumer staples and pharmaceutical stakes were increased.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

TOP 10 HOLDINGS

Total S.A.                                   3.8%
GlaxoSmithKline PLC                          3.7
Novartis AG (Registered Shares)              3.6
BNP Paribas S.A.                             3.3
BP PLC                                       3.3
Royal Dutch Petroleum Co.                    3.2
Morrison (W.M.) Supermarkets PLC             3.2
Koninklijke (Royal) KPN NV                   3.2
Banco Bilbao Vizcaya Argentaria, S.A.        3.2
Royal Bank of Scotland Group PLC             3.0

TOP FIVE COUNTRIES

United Kingdom                              32.1%
Netherlands                                 15.8
France                                      15.4
Germany                                      9.3
Switzerland                                  8.7

DATA AS OF JUNE 30, 2005. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR TOP TEN HOLDINGS AND TOP FIVE COUNTRIES ARE AS A PERCENTAGE OF NET ASSETS. THESE DATA ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

INVESTMENT STRATEGY

THE PORTFOLIO WILL NORMALLY INVEST AT LEAST 80% OF ITS ASSETS IN EQUITY SECURITIES ISSUED BY ISSUERS LOCATED IN EUROPEAN COUNTRIES. A COMPANY IS CONSIDERED TO BE LOCATED IN EUROPE IF (i) IT IS ORGANIZED UNDER THE LAWS OF A EUROPEAN COUNTRY AND HAS A PRINCIPAL OFFICE IN A EUROPEAN COUNTRY; (ii) IT DERIVES AT LEAST 50% OF ITS TOTAL REVENUES FROM BUSINESSES IN EUROPE; OR (iii) ITS EQUITY SECURITIES ARE TRADED PRINCIPALLY ON A STOCK EXCHANGE IN EUROPE. THE PRINCIPAL COUNTRIES IN WHICH THE PORTFOLIO INVESTS ARE FRANCE, THE UNITED KINGDOM, GERMANY, THE NETHERLANDS, SPAIN, SWEDEN, SWITZERLAND AND ITALY. THE PORTFOLIO INVESTS IN AT LEAST THREE SEPARATE COUNTRIES. THE PORTFOLIO MAY ALSO INVEST UP TO 20% OF ITS ASSETS IN EQUITY SECURITIES OF NON-EUROPEAN ISSUERS. THE PORTFOLIO INVESTS PRINCIPALLY IN COMMON STOCKS AND OTHER EQUITY SECURITIES (WHICH MAY INCLUDE DEPOSITARY RECEIPTS OR CONVERTIBLE SECURITIES).

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY PORTFOLIO PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE PORTFOLIO'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, www.morganstanley.com. EACH MORGAN STANLEY PORTFOLIO ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS

FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, http://www.sec.gov. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (publicinfo@sec.gov) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE PORTFOLIO'S PROXY VOTING POLICY AND PROCEDURES WITHOUT CHARGE, UPON REQUEST, BY CALLING TOLL FREE 800-869-NEWS OR BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. IT IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

YOU MAY OBTAIN INFORMATION REGARDING HOW THE PORTFOLIO VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30 BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED JUNE 30, 2005

                                      CLASS X SHARES         CLASS Y SHARES
                                     (SINCE 03/01/91)       (SINCE 06/05/00)
1 YEAR                                          10.22%(2)               9.87%(2)
5 YEARS                                         (2.75)(2)              (2.99)(2)
10 YEARS                                         8.61(2)                  --
SINCE INCEPTION                                 10.64(2)               (3.40)(2)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT www.morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX MEASURES THE PERFORMANCE FOR A DIVERSE RANGE OF GLOBAL STOCK MARKETS WITHIN AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, ITALY, THE NETHERLANDS, NORWAY, SPAIN, SWEDEN, SWITZERLAND, IRELAND, PORTUGAL, AND THE UNITED KINGDOM. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) FIGURE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE UNDERLYING PORTFOLIO BASED ON NET ASSET VALUE (NAV). IT DOES NOT REFLECT THE DEDUCTION OF INSURANCE EXPENSES, AN ANNUAL CONTRACT MAINTENANCE FEE, OR SURRENDER CHARGES.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/05 - 06/30/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                                BEGINNING           ENDING         EXPENSES PAID
                                                               ACCOUNT VALUE     ACCOUNT VALUE    DURING PERIOD *
                                                               -------------     -------------    ---------------
                                                                                                    01/01/05 -
                                                                 01/01/05          06/30/05          06/30/05
                                                               -------------     -------------    ---------------
CLASS X
Actual (-2.61% return)                                         $   1,000.00      $     973.90      $       5.14
Hypothetical (5% annual return before expenses)                $   1,000.00      $   1,019.59      $       5.26

CLASS Y
Actual (-2.81% return)                                         $   1,000.00      $     971.90      $       6.36
Hypothetical (5% annual return before expenses)                $   1,000.00      $   1,018.35      $       6.51

----------
   * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 1.05% AND 1.30% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser, Sub-Adviser and the Administrator together are referred to as the "Adviser" and the Advisory, Sub-Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports (the "Lipper Reports") provided by Lipper compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was lower than its performance peer group average for all three periods. The Board discussed with the Adviser possible steps to improve performance. The Adviser informed the Board that, in order to try to improve performance, it had made a strategy change in managing the Portfolio's assets and was in the process of strengthening the research resources available to the Portfolio through hiring of key experienced research analysts, whose names and areas of research experience were provided to the Board. The Board concluded that the actions taken by the Adviser were reasonably designed to improve performance.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was higher than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio's total expense ratio was also higher than the average total expense ratio of the funds included in the Portfolio's expense peer group. The Adviser agreed to impose a cap of 1.00% on the Fund's total expenses, excluding 12b-1 fees and brokerage commissions but including the management fee. The Board concluded that, with the expense cap, the Portfolio's management fee and total expense ratio would be competitive with its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio. The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- EUROPEAN EQUITY PORTFOLIO PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                COMMON STOCKS (a) (98.0%)

                AUSTRIA (0.9%)
                MAJOR TELECOMMUNICATIONS
       90,525   Telekom Austria AG                         $   1,759,837
                                                           -------------
                DENMARK (2.4%)
                BEVERAGES: ALCOHOLIC
       49,764   Carlsberg A/S (Series B)                       2,550,476
                                                           -------------
                PHARMACEUTICALS: MAJOR
       38,252   Novo Nordisk A/S
                 (Series B)                                    1,947,213
                                                           -------------
                TOTAL DENMARK                                  4,497,689
                                                           -------------
                FINLAND (3.0%)
                MULTI-LINE INSURANCE
      143,253   Sampo Oyj (A Shares)                           2,232,520
                                                           -------------
                TELECOMMUNICATION EQUIPMENT
      198,737   Nokia Oyj                                      3,307,754
                                                           -------------
                TOTAL FINLAND                                  5,540,274
                                                           -------------
                FRANCE (15.4%)
                BROADCASTING
       53,907   M6 Metropole Television                        1,367,156
                                                           -------------
                ELECTRICAL PRODUCTS
       43,636   Schneider Electric S.A.                        3,280,191
                                                           -------------
                INTEGRATED OIL
       30,480   Total S.A.                                     7,138,751
                                                           -------------
                MAJOR BANKS
       89,510   BNP Paribas S.A.                               6,120,471
                                                           -------------
                MAJOR TELECOMMUNICATIONS
      184,039   France Telecom S.A.                            5,347,333
                                                           -------------
                MULTI-LINE INSURANCE
      110,312   Axa                                            2,743,738
                                                           -------------
                PHARMACEUTICALS: MAJOR
       33,658   Sanofi-Aventis                                 2,755,875
                                                           -------------
                TOTAL FRANCE                                  28,753,515
                                                           -------------
                GERMANY (9.3%)
                INDUSTRIAL CONGLOMERATES
       52,188   Siemens AG
                 (Registered Shares)                       $   3,794,414
                                                           -------------
                MAJOR BANKS
       43,137   Deutsche Bank AG
                 (Registered Shares)                           3,363,824
                                                           -------------
                MEDICAL/NURSING SERVICES
       24,620   Fresenius Medical
                 Care AG                                       2,101,965
                                                           -------------
                MOTOR VEHICLES
       66,464   Bayerische Motoren
                 Werke (BMW) AG                                3,024,400
       30,321   Volkswagen AG                                  1,383,428
                                                           -------------
                                                               4,407,828
                                                           -------------
                MULTI-LINE INSURANCE
       33,008   Allianz AG
                 (Registered Shares)                           3,778,798
                                                           -------------
                TOTAL GERMANY                                 17,446,829
                                                           -------------
                ITALY (1.8%)
                INTEGRATED OIL
      131,829   ENI SpA                                        3,384,957
                                                           -------------
                NETHERLANDS (15.8%)
                AIR FREIGHT/COURIERS
      110,705   TNT NV                                         2,803,498
                                                           -------------
                ELECTRONIC PRODUCTION
                EQUIPMENT
      225,461   ASML Holding NV*                               3,524,885
                                                           -------------
                FINANCIAL CONGLOMERATES
      133,666   ING Groep NV
                 (Share Certificates)                          3,760,961
                                                           -------------
                FOOD: SPECIALTY/CANDY
       48,646   Royal Numico NV*                               1,940,301
                                                           -------------
                INTEGRATED OIL
       91,884   Royal Dutch Petroleum Co.                      5,980,814
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                MAJOR TELECOMMUNICATIONS
      708,380   Koninklijke (Royal) KPN NV                 $   5,933,984
                                                           -------------
                PUBLISHING: BOOKS/MAGAZINES
       68,737   VNU NV                                         1,911,552
      193,956   Wolters Kluwer NV
                 (Share Certificates)                          3,699,698
                                                           -------------
                                                               5,611,250
                                                           -------------
                TOTAL NETHERLANDS                             29,555,693
                                                           -------------
                SPAIN (5.4%)
                MAJOR BANKS
      384,731   Banco Bilbao Vizcaya
                 Argentaria, S.A.                              5,920,390
      244,293   Banco Santander Central
                 Hispano, S.A.                                 2,821,147
                                                           -------------
                                                               8,741,537
                                                           -------------
                TOBACCO
       34,229   Altadis, S.A.                                  1,430,915
                                                           -------------
                TOTAL SPAIN                                   10,172,452
                                                           -------------
                SWEDEN (3.2%)
                INDUSTRIAL MACHINERY
       74,322   Sandvik AB                                     2,747,510
                                                           -------------
                MAJOR BANKS
      144,017   ForeningsSparbanken AB                         3,152,578
                                                           -------------
                TOTAL SWEDEN                                   5,900,088
                                                           -------------
                SWITZERLAND (8.7%)
                FINANCIAL CONGLOMERATES
       24,071   UBS AG (Registered Shares)                     1,873,434
                                                           -------------
                FOOD: MAJOR DIVERSIFIED
       12,475   Nestle S.A.
                 (Registered Shares)                           3,188,382
                                                           -------------
                MAJOR BANKS
       45,695   Credit Suisse Group                            1,792,892
                                                           -------------
                PHARMACEUTICALS: MAJOR
      139,975   Novartis AG
                 (Registered Shares)                           6,648,904
       22,130   Roche Holding AG
                 (Switzerland)                             $   2,791,020
                                                           -------------
                                                               9,439,924
                                                           -------------
                TOTAL SWITZERLAND                             16,294,632
                                                           -------------
                UNITED KINGDOM (32.1%)
                CHEMICALS: SPECIALTY
      141,215   BOC Group PLC                                  2,530,062
                                                           -------------
                ELECTRIC UTILITIES
      797,507   International Power PLC                        2,940,675
                                                           -------------
                FOOD RETAIL
    1,796,319   Morrison (W.M.)
                 Supermarkets PLC                              5,957,167
      342,984   Tesco PLC                                      1,952,852
                                                           -------------
                                                               7,910,019
                                                           -------------
                FOOD: SPECIALTY/CANDY
      313,467   Cadbury Schweppes PLC                          2,982,847
                                                           -------------
                HOTELS/RESORTS/CRUISELINES
       37,547   Carnival PLC                                   2,131,623
                                                           -------------
                HOUSEHOLD/PERSONAL CARE
       64,131   Reckitt Benckiser PLC                          1,883,550
                                                           -------------
                INTEGRATED OIL
      587,040   BP PLC                                         6,102,075
      202,417   Shell Transport &
                 Trading Co. PLC                               1,960,095
                                                           -------------
                                                               8,062,170
                                                           -------------
                INVESTMENT MANAGERS
      375,197   Amvescap PLC                                   2,224,701
                                                           -------------
                LIFE/HEALTH INSURANCE
      398,827   Prudential PLC                                 3,525,426
                                                           -------------
                MAJOR BANKS
      185,662   Royal Bank of Scotland
                 Group PLC                                     5,588,829
       47,707   Standard Chartered PLC                           869,204
                                                           -------------
                                                               6,458,033
                                                           -------------
                MEDICAL SPECIALTIES
      242,668   Smith & Nephew PLC                             2,387,565
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                PHARMACEUTICALS: MAJOR
       46,036   AstraZeneca PLC                            $   1,901,612
      286,555   GlaxoSmithKline PLC                            6,911,193
                                                           -------------
                                                               8,812,805
                                                           -------------
                WIRELESS TELECOMMUNICATIONS
    1,091,690   O2 PLC*                                        2,656,966
    2,300,077   Vodafone Group PLC                             5,586,777
                                                           -------------
                                                               8,243,743
                                                           -------------
                TOTAL UNITED KINGDOM                          60,093,219
                                                           -------------
                TOTAL COMMON STOCKS
                 (COST $154,397,677)                         183,399,185
                                                           -------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
                SHORT-TERM INVESTMENT (b) (1.4%)
                U.S. GOVERNMENT AGENCY
$       2,550   Federal Home Loan
                 Mortgage Corp.
                 2.60% due 07/01/05
                 (COST $2,550,000)                             2,550,000
                                                           -------------
TOTAL INVESTMENTS
(COST $156,947,677) (c)                             99.3%    185,949,185
OTHER ASSETS IN EXCESS OF
 LIABILITIES                                         0.6       1,269,909
                                                   -----   -------------
NET ASSETS                                         100.0%  $ 187,219,094
                                                   =====   =============

----------
      *   NON-INCOME PRODUCING SECURITY.
     (a) SECURITIES WITH TOTAL MARKET VALUE EQUAL TO $183,399,185 HAVE BEEN VALUED AT THEIR FAIR VALUE AS DETERMINED IN GOOD FAITH UNDER PROCEDURES ESTABLISHED BY AND UNDER THE GENERAL SUPERVISION OF THE PORTFOLIO'S TRUSTEES.
     (b) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
     (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $32,024,620 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,023,112, RESULTING IN NET UNREALIZED APPRECIATION OF $29,001,508.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- EUROPEAN EQUITY PORTFOLIO SUMMARY OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

                                                              PERCENT OF
INDUSTRY                                       VALUE          NET ASSETS
------------------------------------------------------------------------
Major Banks                                $    29,629,335       15.8%
Integrated Oil                                  24,566,692       13.1
Pharmaceuticals: Major                          22,955,817       12.3
Major Telecommunications                        13,041,154        7.0
Multi-Line Insurance                             8,755,056        4.7
Wireless
 Telecommunications                              8,243,743        4.4
Food Retail                                      7,910,019        4.2
Financial Conglomerates                          5,634,395        3.0
Publishing: Books/
 Magazines                                       5,611,250        3.0
Food: Specialty/Candy                            4,923,148        2.6
Motor Vehicles                                   4,407,828        2.3
Industrial Conglomerates                         3,794,414        2.0
Life/Health Insurance                            3,525,426        1.9
Electronic Production
 Equipment                                       3,524,885        1.9
Telecommunication
 Equipment                                       3,307,754        1.8
Electrical Products                              3,280,191        1.7
Food: Major Diversified                          3,188,382        1.7
Electric Utilities                               2,940,675        1.6
Air Freight/Couriers                             2,803,498        1.5
Industrial Machinery                             2,747,510        1.5
Beverages: Alcoholic                             2,550,476        1.4
U.S. Government Agencies &
 Obligations                                     2,550,000        1.4
Chemicals: Specialty                             2,530,062        1.3
Medical Specialties                              2,387,565        1.3
Investment Managers                              2,224,701        1.2
Hotels/Resorts/Cruiselines                       2,131,623        1.1
Medical/Nursing Services                         2,101,965        1.1
Household/Personal Care                          1,883,550        1.0
Tobacco                                          1,430,915        0.8
Broadcasting                                     1,367,156        0.7
                                           ---------------       ----
                                           $   185,949,185       99.3%
                                           ===============       ====

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- EUROPEAN EQUITY PORTFOLIO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments in securities, at value
 (cost $156,947,677)                                           $   185,949,185
Cash (Including foreign currency
 valued at $730 with a cost of $742)                                    51,026
Receivable for:
 Investments sold                                                    6,130,237
 Dividends                                                             270,928
 Foreign withholding taxes reclaimed                                   206,069
Prepaid expenses and other assets                                        9,539
Receivable from affiliate                                                5,633
                                                               ---------------
    TOTAL ASSETS                                                   192,622,617
                                                               ---------------
LIABILITIES:
Payable for:
 Investments purchased                                               5,163,763
 Investment advisory fee                                               129,662
 Administration fee                                                     12,441
 Distribution fee                                                        7,920
 Shares of beneficial interest redeemed                                    542
Accrued expenses and other payables                                     86,208
                                                               ---------------
    TOTAL LIABILITIES                                                5,400,536
                                                               ---------------
    NET ASSETS                                                 $   187,222,081
                                                               ---------------
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                $   204,078,145
Net unrealized appreciation                                         28,994,578
Accumulated undistributed net
 investment income                                                   2,758,981
Accumulated net realized loss                                      (48,609,623)
                                                               ---------------
    NET ASSETS                                                 $   187,222,081
                                                               ===============
CLASS X SHARES:
Net Assets                                                     $   148,865,388
Shares Outstanding (UNLIMITED AUTHORIZED,
 $.01 PAR VALUE)                                                     8,383,322
    NET ASSET VALUE PER SHARE                                  $         17.76
                                                               ===============
CLASS Y SHARES:
Net Assets                                                     $    38,356,693
Shares Outstanding (UNLIMITED AUTHORIZED,
 $.01 PAR VALUE)                                                     2,170,061
    NET ASSET VALUE PER SHARE                                  $         17.68
                                                               ===============

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

NET INVESTMENT INCOME:
INCOME
Dividends (net of $478,925 foreign
 withholding tax)                                              $     3,848,071
Interest                                                                24,361
                                                               ---------------
    TOTAL INCOME                                                     3,872,432
                                                               ---------------
EXPENSES
Investment advisory fee                                                878,454
Administration fee                                                      80,777
Custodian fees                                                          58,032
Distribution fee (Class Y shares)                                       50,260
Professional fees                                                       19,735
Shareholder reports and notices                                         17,900
Trustees' fees and expenses                                              1,413
Transfer agent fees and expenses                                           250
Other                                                                   10,396
                                                               ---------------
    TOTAL EXPENSES                                                   1,117,217
                                                               ---------------
Less: amounts waived                                                    (5,633)
    NET EXPENSES                                                     1,111,584
                                                               ---------------
    NET INVESTMENT INCOME                                            2,760,848
                                                               ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN/LOSS ON:
Investments                                                         14,024,211
Foreign exchange transactions                                          (40,473)
                                                               ---------------
    NET REALIZED GAIN                                               13,983,738
                                                               ---------------
NET CHANGE IN UNREALIZED APPRECIATION/
 DEPRECIATION ON:
Investments                                                        (22,170,379)
Translation of forward foreign currency
 contracts, other assets and liabilities
 denominated in foreign currencies                                     (49,852)
                                                               ---------------
    NET DEPRECIATION                                               (22,220,231)
                                                               ---------------
    NET LOSS                                                        (8,236,493)
                                                               ---------------
NET DECREASE                                                   $    (5,475,645)
                                                               ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE SIX       FOR THE YEAR
                                                                          MONTHS ENDED           ENDED
                                                                          JUNE 30, 2005    DECEMBER 31, 2004
                                                                         ---------------   -----------------
                                                                           (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                    $     2,760,848    $     2,609,184
Net realized gain                                                             13,983,738         23,826,831
Net change in unrealized appreciation                                        (22,220,231)        (1,474,269)
                                                                         ---------------    ---------------

    NET INCREASE (DECREASE)                                                   (5,475,645)        24,961,746
                                                                         ---------------    ---------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class X shares                                                                (1,892,105)        (2,109,600)
Class Y shares                                                                  (395,805)          (387,332)
                                                                         ---------------    ---------------

    TOTAL DIVIDENDS                                                           (2,287,910)        (2,496,932)
                                                                         ---------------    ---------------

Net decrease from transactions in shares of beneficial interest              (26,030,370)       (36,440,609)
                                                                         ---------------    ---------------

    NET DECREASE                                                             (33,793,925)       (13,975,795)

NET ASSETS:
Beginning of period                                                          221,016,006        234,991,801
                                                                         ---------------    ---------------

END OF PERIOD
(INCLUDING ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME OF
$2,758,981 AND $2,286,043, RESPECTIVELY)                                 $   187,222,081    $   221,016,006
                                                                         ===============    ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- EUROPEAN EQUITY PORTFOLIO NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2005 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Variable Investment Series (the "Fund") -- European Equity Portfolio (the "Portfolio"), one of 15 separate portfolios, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Portfolio's investment objective is to maximize capital appreciation of its investments. The Fund was organized as a Massachusetts business trust on February 25, 1983 and the Portfolio commenced operations on March 1, 1991. On June 5, 2000, the Portfolio commenced offering one additional class of shares (Class Y).

The Portfolio offers Class X shares and Class Y shares. The two are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), an affiliate of the Investment Adviser, determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund;
(6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. REPURCHASE AGREEMENTS -- The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The books and records of the Portfolio are maintained in U.S. dollars as follows:
(1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Portfolio records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. EXPENSES -- Direct expenses are charged to the Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

I. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AND SUB-ADVISORY AGREEMENTS
Pursuant to an Investment Advisory Agreement, the Portfolio pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Portfolio determined at the close of each business day: 0.87% to the portion of net assets not exceeding $500 million; 0.82% to the portion of daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% to the portion of daily net assets in excess of $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Portfolio's daily net assets.

Under a Sub-Advisory Agreement between the Sub-Adviser and the Investment Adviser, the Sub-Adviser provides the Portfolio with investment advice and portfolio management relating to the Portfolio's investments in securities, subject to the overall supervision of the Investment Adviser. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Adviser paid the Sub-Adviser compensation of $351,381 for the six months ended June 30, 2005.

Effective June 1, 2005, the Investment Adviser, agreed to cap the Portfolio's operating expenses (except for brokerage and 12b-1 fees) by assuming the Portfolio's "other expenses" and/or waiving the Portfolio's advisory fees, and the Administrator, agreed to waive the Portfolio's administrative fees, to the extent such operating expenses exceed 1.00% of the average daily net assets of the Portfolio on an annualized basis. These voluntary assumptions/waivers may be discontinued at any time.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser, Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that Class Y shares of the Portfolio will pay a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and the proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2005 aggregated $57,410,279 and $84,860,232, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator, Sub-Adviser and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the six months ended June 30, 2005 included in Trustees' fees and expenses in the Statement of Operations amounted to $185. At June 30, 2005, the Portfolio had an accrued pension liability of $1,703 which is included in accrued expenses in the Statement of Assets and Liabilities. On December 2, 2003, the Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:

                                                                 FOR THE SIX                          FOR THE YEAR
                                                                MONTHS ENDED                              ENDED
                                                                JUNE 30, 2005                       DECEMBER 31, 2004
                                                     ----------------------------------    ----------------------------------
                                                                 (UNAUDITED)
                                                         SHARES             AMOUNT             SHARES             AMOUNT
                                                     ---------------    ---------------    ---------------    ---------------
CLASS X SHARES
Sold                                                         420,481    $     7,653,715          1,231,129    $    20,601,080
Reinvestment of dividends                                    106,537          1,892,105            129,265          2,109,600
Redeemed                                                  (1,816,207)       (33,133,218)        (3,657,001)       (60,650,325)
                                                     ---------------    ---------------    ---------------    ---------------
Net decrease -- Class X                                   (1,289,189)       (23,587,398)        (2,296,607)       (37,939,645)
                                                     ---------------    ---------------    ---------------    ---------------
CLASS Y SHARES
Sold                                                         100,259          1,821,541            723,533         12,050,890
Reinvestment of dividends                                     22,400            395,805             23,836            387,333
Redeemed                                                    (257,480)        (4,660,318)          (659,317)       (10,939,187)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) -- Class Y                          (134,821)        (2,442,972)            88,052          1,499,036
                                                     ---------------    ---------------    ---------------    ---------------
Net decrease in Portfolio                                 (1,424,010)   $   (26,030,370)        (2,208,555)   $   (36,440,609)
                                                     ===============    ===============    ===============    ===============

6. PURPOSE OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
The Portfolio may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At June 30, 2005, investments in securities of issuers in the United Kingdom represented 32.1% of the Portfolio's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in this region.

At June 30, 2005 the Portfolio's cash balance consisted principally of interest bearing deposits with J.P. Morgan Chase Bank, the Portfolio's custodian.

7. FEDERAL INCOME TAX STATUS
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2004, the Portfolio had a net capital loss carryforward of approximately $59,559,000 of which $24,131,000 will expire on December 31, 2009, $22,575,000 will expire on December 31, 2010, and $12,853,000 will expire on December 31, 2011 to offset future capital gains to the extent provided by regulations.

As of December 31, 2004, the Portfolio had temporary book/tax differences primarily attributable to capital loss deferrals from wash sales and foreign tax credit pass through.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- EUROPEAN EQUITY PORTFOLIO FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                FOR THE SIX                     FOR THE YEAR ENDED DECEMBER 31,
                                               MONTHS ENDED     --------------------------------------------------------------
                                               JUNE 30, 2005       2004         2003         2002         2001         2000*
                                               -------------    ----------   ----------   ----------   ----------   ----------
                                                (UNAUDITED)
CLASS X SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period            $    18.47      $    16.58   $    12.97   $    16.71   $    25.37   $    31.47
                                                ----------      ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment income++                             0.25            0.21         0.17         0.12         0.13         0.13
  Net realized and unrealized gain (loss)            (0.73)           1.88         3.57        (3.66)       (4.47)       (1.43)
                                                ----------      ----------   ----------   ----------   ----------   ----------
Total income (loss) from investment
 operations                                          (0.48)           2.09         3.74        (3.54)       (4.34)       (1.30)
                                                ----------      ----------   ----------   ----------   ----------   ----------

Less dividends and distributions from:
  Net investment income                              (0.23)          (0.20)       (0.13)       (0.20)       (0.26)       (0.18)
  Net realized gain                                      -               -            -            -        (4.06)       (4.62)
                                                ----------      ----------   ----------   ----------   ----------   ----------
Total dividends and distributions                    (0.23)          (0.20)       (0.13)       (0.20)       (4.32)       (4.80)
                                                ----------      ----------   ----------   ----------   ----------   ----------

Net asset value, end of period                  $    17.76      $    18.47   $    16.58   $    12.97   $    16.71   $    25.37
                                                ==========      ==========   ==========   ==========   ==========   ==========

TOTAL RETURN+                                        (2.61)%(2)      12.74%       29.03%      (21.36)%     (17.76)%      (4.92)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              1.05%(3)        1.04%        1.04%        1.05%        1.02%        1.00%
Net investment income                                 2.79%(3)        1.24%        1.26%        0.82%        0.68%        0.46%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $  148,865      $  178,683   $  198,424   $  193,153   $  316,196   $  508,366
Portfolio turnover rate                                 29%(2)         103%          95%          92%          82%          78%

----------
 * PRIOR TO JUNE 5, 2000, THE PORTFOLIO ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE PORTFOLIO HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(2)  NOT ANNUALIZED.
(3)  ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                FOR THE SIX                     FOR THE YEAR ENDED DECEMBER 31,
                                               MONTHS ENDED     --------------------------------------------------------------
                                               JUNE 30, 2005       2004         2003         2002         2001         2000*
                                               -------------    ----------   ----------   ----------   ----------   ----------
                                                (UNAUDITED)
CLASS Y SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period            $    18.37      $    16.50   $    12.91   $    16.65   $    25.33   $    32.26
                                                ----------      ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment income (loss)++                      0.23            0.16         0.13         0.08         0.05        (0.03)
  Net realized and unrealized gain (loss)            (0.74)           1.88         3.56        (3.63)       (4.42)       (2.10)
                                                ----------      ----------   ----------   ----------   ----------   ----------
Total income (loss) from investment
 operations                                          (0.51)           2.04         3.69        (3.55)       (4.37)       (2.13)
                                                ----------      ----------   ----------   ----------   ----------   ----------

Less dividends and distributions from:
  Net investment income                              (0.18)          (0.17)       (0.10)       (0.19)       (0.25)       (0.18)
  Net realized gain                                      -               -            -            -        (4.06)       (4.62)
                                                ----------      ----------   ----------   ----------   ----------   ----------
Total dividends and distributions                    (0.18)          (0.17)       (0.10)       (0.19)       (4.31)       (4.80)
                                                ----------      ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                  $    17.68      $    18.37   $    16.50   $    12.91   $    16.65   $    25.33
                                                ==========      ==========   ==========   ==========   ==========   ==========

TOTAL RETURN+                                        (2.81)%(2)      12.48%       28.70%      (21.53)%     (17.92)%      (7.39)%(2)

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              1.30%(3)        1.29%        1.29%        1.30%        1.27%        1.25%(3)
Net investment income (loss)                          2.54%(3)        0.99%        1.01%        0.57%        0.43%       (0.18)%(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $   38,357      $   42,333   $   36,568   $   22,133   $   20,858   $   10,580
Portfolio turnover rate                                 29%(2)         103%          95%          92%          82%          78%(2)

----------
*    FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(2)  NOT ANNUALIZED.
(3)  ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD

Mitchell M. Merin
PRESIDENT

Ronald E. Robison
EXECUTIVE VICE PRESIDENT and PRINCIPAL EXECUTIVE OFFICER

Joseph J. McAlinden
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Carsten Otto
CHIEF COMPLIANCE OFFICER

Stefanie V. Chang
VICE PRESIDENT

Francis J. Smith
TREASURER and CHIEF FINANCIAL OFFICER

Thomas F. Caloia
VICE PRESIDENT

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

SUB-ADVISOR
Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, United Kingdom E14 4QA

The financial statements included herein have been taken from the records of the Portfolio without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Portfolio's Statement of Additional Information contains additional information about the Portfolio, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

RA05-00666P-Y06/05

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS


                                                                  MORGAN STANLEY
                                                             VARIABLE INVESTMENT
                                                              SERIES -- EUROPEAN
                                                                EQUITY PORTFOLIO


                                                               SEMIANNUAL REPORT
                                                                   JUNE 30, 2005


[MORGAN STANLEY LOGO]

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY VARIABLE INVESTMENT SERIES -- GLOBAL ADVANTAGE PORTFOLIO PERFORMED DURING THE SEMIANNUAL PERIOD. WE WILL PROVIDE AN OVERVIEW OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT AFFECTED PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT INCLUDES THE PORTFOLIO'S FINANCIAL STATEMENTS AND A LIST OF PORTFOLIO INVESTMENTS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE PORTFOLIO WILL DECLINE AND, THEREFORE, THE VALUE OF THE PORTFOLIO'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS PORTFOLIO. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

FUND REPORT

For the six months ended June 30, 2005

TOTAL RETURN FOR THE 6 MONTHS ENDED JUNE 30, 2005

                                              MSCI
    CLASS X         CLASS Y         WORLD INDEX(1)
      -2.65%          -2.90%                 -0.70%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR PERFORMANCE INFORMATION AND INDEX DEFINITIONS.

MARKET CONDITIONS

Against a backdrop of mixed sentiment and exceptionally high oil prices, global equity markets slowed during the six month period ended June 30, 2005. In the United States, the leveling off was not surprising, given the good clip of economic growth in 2004 and continued tightening in the federal funds target rate to curtail inflation. Additionally, many factors remained positive. For example, during the final months of the reporting period, the U.S. markets were buoyed by an upward revision of gross domestic product numbers, positive payroll and consumer confidence data and decreased inflationary concerns.

The climate was less positive, in Europe, however. Economies which had performed strongly, such as Sweden and the United Kingdom, lost ground. A strong euro (which can hurt exports) and high oil prices contributed to falling business confidence and a lack of momentum. Industrial production, consumer confidence and retail sales faltered significantly. Export activity, typically an area of strength in the European economy, also weakened due to slowing demand from China. In the United Kingdom, consumers retrenched as protracted weakness in the housing market spilled over to the retailing sector. As these trends unfolded, speculation increased that the Bank of England and the European Central Bank would reduce rates to stimulate growth. Sweden's central bank, meanwhile, did move forward with a rate reduction.

The market environment in Asia was varied. While the slowdown in China's growth rippled across the region, Japan more recently showed signs of improvement. Despite recent weakness in its consumer economy and its dependence on demand from China, Japan's gross domestic product data has been revised upwards while deflationary pressures continued to abate.

Within the Portfolio's benchmark, energy stocks performed with particular strength, propelled by the high price of oil. Utilities benefited from rising energy costs as well as from investors' interest in stocks with yield potential and defensive characteristics. In contrast, auto and auto related stocks declined, as disappointing news from General Motors and Ford Motor raised concerns about the future profitability of the auto industry. Telecommunications stocks also retreated amid profit taking and the prospect of aggressive business strategies. Meanwhile, technology hardware companies were weighed down by concerns that increased energy costs would preclude corporations from pursuing capital spending initiatives.

PERFORMANCE ANALYSIS

The Global Advantage Portfolio underperformed the MSCI World Index for the six-month period ended June 30, 2005. Materials stocks faltered due to company-specific factors such as increased operating costs and less favorable demand trends. Hindered by slowing consumer spending, U.K. bank exposure also tempered returns. Within the consumer services arena, positions in gaming related stocks detracted. Reflecting our view that many energy stocks were trading at unsustainably high prices, the Portfolio was underweighted in the energy sector relative to the MSCI World Index. This view proved out-of-step with the market's sentiment during the period as energy stocks continued to rise.

Nonetheless, the Portfolio garnered good returns from other segments of its portfolio. Large-cap pharmaceutical and healthcare service companies were among those contributing gains. A number of the Portfolio's semiconductor stocks were rewarded by the market for their good earnings results. Within transportation, the Portfolio was well served by an underweighted in the struggling U.S. automobile sector. Exposure to the German auto market further enhanced returns.

As of the end of the period, the Portfolio's long-term stock selection philosophy resulted in overweightings relative to the benchmark in consumer services, healthcare and telecommunications stocks, and underweightings in energy and consumer staples stocks.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

TOP 10 HOLDINGS

GlaxoSmithKline PLC                          2.8%
General Electric Co.                         2.6
Citigroup, Inc.                              2.5
Bank of America Corp.                        1.9
Target Corp.                                 1.8
Total S.A.                                   1.8
Tyco International Ltd. (Bermuda)            1.8
Chevron Corp.                                1.8
Royal Dutch Petroleum Co.                    1.8
Genentech, Inc.                              1.8

TOP FIVE COUNTRIES

United States                               53.7%
United Kingdom                               8.8
Japan                                        7.1
France                                       5.5
Netherlands                                  5.4

DATA AS OF JUNE 30, 2005. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR TOP TEN HOLDINGS AND TOP FIVE COUNTRIES ARE AS A PERCENTAGE OF NET ASSETS. THESE DATA ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

INVESTMENT STRATEGY

THE PORTFOLIO WILL NORMALLY INVEST AT LEAST 65% OF ITS ASSETS IN EQUITY SECURITIES OF COMPANIES LOCATED THROUGHOUT THE WORLD (INCLUDING THE UNITED STATES). THE PORTFOLIO'S EQUITY SECURITIES MAY INCLUDE COMMON STOCK, PREFERRED STOCK, DEPOSITARY RECEIPTS AND/OR CONVERTIBLE SECURITIES. THE PORTFOLIO'S "INVESTMENT ADVISER," MORGAN STANLEY INVESTMENT ADVISORS INC., AND THE PORTFOLIO'S "SUB-ADVISER," MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED, UTILIZE FUNDAMENTAL RESEARCH TO SEEK COMPANIES THAT THEY BELIEVE HAVE LONG-TERM GROWTH POTENTIAL AND/OR RELATIVELY ATTRACTIVE VALUATIONS. THE PORTFOLIO'S PORTFOLIO MANAGEMENT TEAM GENERALLY UTILIZES A BOTTOM-UP STOCK SELECTION PROCESS BASED ON FUNDAMENTAL RESEARCH PERFORMED BY THE SUB-ADVISER'S ANALYSTS THROUGHOUT THE WORLD, BUT ALSO CONSIDERS GLOBAL INDUSTRY TRENDS IN MAKING CERTAIN SECTOR ALLOCATIONS.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY PORTFOLIO PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE PORTFOLIO'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, www.morganstanley.com. EACH MORGAN STANLEY PORTFOLIO ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, http://www.sec.gov. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (publicinfo@sec.gov) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE PORTFOLIO'S PROXY VOTING POLICY AND PROCEDURES WITHOUT CHARGE, UPON REQUEST, BY CALLING TOLL FREE 800-869-NEWS OR BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. IT IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

YOU MAY OBTAIN INFORMATION REGARDING HOW THE PORTFOLIO VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30 BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED JUNE 30, 2005

                         CLASS X SHARES          CLASS Y SHARES
                        (SINCE 05/18/98)        (SINCE 06/05/00)
1 YEAR                              6.61%(2)                6.38%(2)
5 YEARS                            (5.82)(2)               (6.06)(2)
SINCE INCEPTION                    (1.52)(2)               (6.00)(2)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT www.morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING THE U.S., CANADA, EUROPE, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) FIGURE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE UNDERLYING PORTFOLIO BASED ON NET ASSET VALUE (NAV). IT DOES NOT REFLECT THE DEDUCTION OF INSURANCE EXPENSES, AN ANNUAL CONTRACT MAINTENANCE FEE, OR SURRENDER CHARGES.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/05 - 06/30/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                     BEGINNING        ENDING        EXPENSES PAID
                                                   ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD *
                                                   -------------   -------------   ---------------
                                                                                      01/01/05 -
                                                      01/01/05        06/30/05        06/30/05
                                                   -------------   -------------   ---------------
CLASS X
Actual (-2.65% return)                             $    1,000.00   $      973.50   $          4.11
Hypothetical (5% annual return before expenses)    $    1,000.00   $    1,020.63   $          4.21

CLASS Y
Actual (-2.90% return)                             $    1,000.00   $      971.00   $          5.33
Hypothetical (5% annual return before expenses)    $    1,000.00   $    1,019.39   $          5.46

----------
  * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.84% AND 1.09% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the Advisory, Sub-Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was lower than its performance peer group average for all three periods. The Board discussed with the Adviser possible steps to improve performance. The Adviser informed the Board that, in order to try to improve performance, it made a strategy change in managing the Portfolio's assets, implemented a new collaborative portfolio management team approach and hired additional research analysts, whose names and areas of research experience were provided to the Board. The Board concluded that these changes were reasonably designed to improve performance.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Fund under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio's total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board concluded that the Portfolio's management fee and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it includes a breakpoint. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes a breakpoint. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio. The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- GLOBAL ADVANTAGE PORTFOLIO

PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

NUMBER OF
 SHARES                                                                                  VALUE
-------------------------------------------------------------------------------------------------
            COMMON STOCKS (97.7%)

            BERMUDA (3.3%)
            INDUSTRIAL CONGLOMERATES
   19,095   Tyco International Ltd.                                                  $    557,574
                                                                                     ------------
            SEMICONDUCTORS
   11,503   Marvell Technology
             Group, Ltd.*                                                                 437,574
                                                                                     ------------
            TOTAL BERMUDA                                                                 995,148
                                                                                     ------------

            CAYMAN ISLANDS (0.8%)
            PROPERTY - CASUALTY INSURERS
    5,427   ACE Ltd.                                                                      243,401
                                                                                     ------------

            CHINA (0.5%)
            INTERNET SOFTWARE/SERVICES
    2,833   Netease.com Inc. (ADR)*                                                       161,793
                                                                                     ------------

            FINLAND (a) (0.7%)
            TELECOMMUNICATION EQUIPMENT
   12,212   Nokia Oyj                                                                     203,255
                                                                                     ------------

            FRANCE (a) (5.5%)
            ELECTRICAL PRODUCTS
    4,503   Schneider Electric S.A.                                                       338,498
                                                                                     ------------
            INTEGRATED OIL
    2,383   Total S.A.                                                                    558,125
                                                                                     ------------
            MAJOR BANKS
    4,545   BNP Paribas S.A.                                                              310,776
                                                                                     ------------
            MAJOR TELECOMMUNICATIONS
   16,839   France Telecom S.A.                                                           489,264
                                                                                     ------------
            TOTAL FRANCE                                                                1,696,663
                                                                                     ------------

            GERMANY (a) (2.1%)
            MOTOR VEHICLES
    5,500   Bayerische Motoren Werke
             (BMW) AG                                                                     250,274
                                                                                     ------------
            MULTI-LINE INSURANCE
    3,444   Allianz AG (Registered Shares)                                                394,274
                                                                                     ------------
            TOTAL GERMANY                                                                 644,548
                                                                                     ------------

            HONG KONG (a) (1.1%)
            REAL ESTATE DEVELOPMENT
   33,000   Sun Hung Kai Properties Ltd.                                             $    324,583
                                                                                     ------------

            ITALY (a) (0.8%)
            INTEGRATED OIL
    9,618   ENI SpA                                                                       246,960
                                                                                     ------------

            JAPAN (a) (7.1%)
            CHEMICALS: SPECIALTY
    5,700   JSR Corp.                                                                     119,449
    7,100   Shin-Etsu Chemical Co., Ltd.                                                  268,252
   65,000   Sumitomo Chemical Co., Ltd.                                                   297,468
                                                                                     ------------
                                                                                          685,169
                                                                                     ------------
            ELECTRIC UTILITIES
   10,200   Tokyo Electric Power Co., Inc.                                                243,406
                                                                                     ------------
            ELECTRONIC EQUIPMENT/
            INSTRUMENTS
    3,800   Canon, Inc.                                                                   198,987
                                                                                     ------------
            MAJOR BANKS
   24,000   Joyo Bank, Ltd. (The)                                                         117,302
   46,000   Sumitomo Trust & Banking
             Co., Ltd. (The)                                                              278,687
                                                                                     ------------
                                                                                          395,989
                                                                                     ------------
            MOTOR VEHICLES
   10,500   Toyota Motor Corp.                                                            375,299
                                                                                     ------------
            PHARMACEUTICALS: MAJOR
    5,300   Takeda Pharmaceutical
             Co., Ltd.                                                                    261,972
                                                                                     ------------
            TOTAL JAPAN                                                                 2,160,822
                                                                                     ------------

            NETHERLANDS (a) (5.4%)
            AIR FREIGHT/COURIERS
   12,811   TNT NV                                                                        324,426
                                                                                     ------------
            FOOD: SPECIALTY/CANDY
    7,628   Royal Numico NV*                                                              304,252
                                                                                     ------------
            INTEGRATED OIL
    8,248   Royal Dutch Petroleum Co.                                                     536,870
                                                                                     ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                  VALUE
-------------------------------------------------------------------------------------------------
            MAJOR TELECOMMUNICATIONS
   39,195   Koninklijke (Royal) KPN NV                                               $    328,330
                                                                                     ------------
            PUBLISHING: BOOKS/MAGAZINES
    8,515   Wolters Kluwer NV
             (Share Certificates)                                                         162,423
                                                                                     ------------
            TOTAL NETHERLANDS                                                           1,656,301
                                                                                     ------------

            SOUTH KOREA (1.3%)
            MAJOR BANKS
    1,700   Kookmin Bank (ADR)                                                             77,486
                                                                                     ------------
            WIRELESS TELECOMMUNICATIONS
   15,112   SK Telecom Co., Ltd. (ADR)                                                    308,285
                                                                                     ------------
            TOTAL SOUTH KOREA                                                             385,771
                                                                                     ------------

            SPAIN (a) (1.6%)
            MAJOR BANKS
   17,096   Banco Bilbao Vizcaya
             Argentaria, S.A.                                                             263,080
                                                                                     ------------
            TOBACCO
    5,154   Altadis, S.A.                                                                 215,459
                                                                                     ------------
            TOTAL SPAIN                                                                   478,539
                                                                                     ------------

            SWEDEN (a) (2.2%)
            INDUSTRIAL MACHINERY
   10,898   Sandvik AB                                                                    402,874
                                                                                     ------------
            MAJOR BANKS
   11,841   ForeningsSparbanken AB                                                        259,203
                                                                                     ------------
            TOTAL SWEDEN                                                                  662,077
                                                                                     ------------

            SWITZERLAND (a) (2.8%)
            FINANCIAL CONGLOMERATES
    4,941   UBS AG (Registered Shares)                                                    384,555
                                                                                     ------------
            PHARMACEUTICALS: MAJOR
   10,269   Novartis AG
             (Registered Shares)                                                          487,784
                                                                                     ------------
            TOTAL SWITZERLAND                                                             872,339
                                                                                     ------------

            UNITED KINGDOM (a) (8.8%)
            FOOD RETAIL
   33,770   Morrison (W.M.)
             Supermarkets PLC                                                        $    111,992
                                                                                     ------------
            FOOD: SPECIALTY/CANDY
   32,069   Cadbury Schweppes PLC                                                         305,158
                                                                                     ------------
            HOTELS/RESORTS/CRUISELINES
    6,238   Carnival PLC                                                                  354,145
                                                                                     ------------
            MAJOR BANKS
   16,525   HSBC Holdings PLC                                                             263,273
   13,117   Royal Bank of Scotland
             Group PLC                                                                    394,850
                                                                                     ------------
                                                                                          658,123
                                                                                     ------------
            PHARMACEUTICALS: MAJOR
   35,998   GlaxoSmithKline PLC                                                           868,207
                                                                                     ------------
            WIRELESS TELECOMMUNICATIONS
  165,685   Vodafone Group PLC                                                            402,441
                                                                                     ------------
            TOTAL UNITED KINGDOM                                                        2,700,066
                                                                                     ------------

            UNITED STATES (53.7%)
            ALUMINUM
   11,056   Alcoa, Inc.                                                                   288,893
                                                                                     ------------
            BIOTECHNOLOGY
    4,793   Amgen Inc.*                                                                   289,785
    6,682   Genentech, Inc.*                                                              536,431
                                                                                     ------------
                                                                                          826,216
                                                                                     ------------
            CASINO/GAMING
   10,904   GTECH Holdings Corp.                                                          318,833
   13,773   International Game Technology                                                 387,710
    6,241   Las Vegas Sands Corp.*                                                        223,116
                                                                                     ------------
                                                                                          929,659
                                                                                     ------------
            COMPUTER COMMUNICATIONS
   12,206   Cisco Systems, Inc.*                                                          233,257
                                                                                     ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                  VALUE
-------------------------------------------------------------------------------------------------
            COMPUTER PROCESSING HARDWARE
    4,103   Apple Computer, Inc.*                                                    $    151,031
    8,402   Dell, Inc.*                                                                   331,963
                                                                                     ------------
                                                                                          482,994
                                                                                     ------------
            CONTRACT DRILLING
    3,684   GlobalSantaFe Corp.                                                           150,307
                                                                                     ------------
            DISCOUNT STORES
   10,287   Target Corp.                                                                  559,716
                                                                                     ------------
            ELECTRIC UTILITIES
   11,614   American Electric Power
             Co., Inc.                                                                    428,208
                                                                                     ------------
            ELECTRONIC EQUIPMENT/
            INSTRUMENTS
   14,436   Xerox Corp.*                                                                  199,072
                                                                                     ------------
            FINANCE/RENTAL/LEASING
    3,116   Capital One Financial Corp.                                                   249,311
    4,750   Freddie Mac                                                                   309,842
                                                                                     ------------
                                                                                          559,153
                                                                                     ------------
            FINANCIAL CONGLOMERATES
   16,590   Citigroup, Inc.                                                               766,956
    5,472   State Street Corp.                                                            264,024
                                                                                     ------------
                                                                                        1,030,980
                                                                                     ------------
            FOOD: MAJOR DIVERSIFIED
    6,200   General Mills, Inc.                                                           290,098
                                                                                     ------------
            HOME IMPROVEMENT CHAINS
    6,758   Lowe's Companies, Inc.                                                        393,451
                                                                                     ------------
            HOUSEHOLD/PERSONAL CARE
    8,300   Avon Products, Inc.                                                           314,155
                                                                                     ------------
            INDUSTRIAL CONGLOMERATES
   22,545   General Electric Co.                                                          781,184
                                                                                     ------------
            INSURANCE BROKERS/SERVICES
    8,420   Marsh & McLennan
             Companies, Inc.                                                              233,234
                                                                                     ------------
            INTEGRATED OIL
    9,779   Chevron Corp.                                                                 546,842
                                                                                     ------------
            INVESTMENT BANKS/BROKERS
    6,950   Merrill Lynch & Co., Inc.                                                $    382,319
   22,149   Schwab (Charles) Corp. (The)                                                  249,841
                                                                                     ------------
                                                                                          632,160
                                                                                     ------------
            INVESTMENT MANAGERS
    2,508   Franklin Resources, Inc.                                                      193,066
                                                                                     ------------
            LIFE/HEALTH INSURANCE
    6,900   MetLife, Inc. (Note 4)                                                        310,086
                                                                                     ------------
            MAJOR BANKS
   12,701   Bank of America Corp.                                                         579,293
                                                                                     ------------
            MAJOR TELECOMMUNICATIONS
    6,758   Sprint Corp.                                                                  169,558
    2,230   Verizon Communications Inc.                                                    77,046
                                                                                     ------------
                                                                                          246,604
                                                                                     ------------
            MANAGED HEALTH CARE
    6,084   Aetna, Inc.                                                                   503,877
                                                                                     ------------
            MEDIA CONGLOMERATES
   24,355   News Corp Inc. (Class A)                                                      394,064
                                                                                     ------------
            MULTI-LINE INSURANCE
    3,209   American International
             Group, Inc.                                                                  186,443
                                                                                     ------------
            OIL REFINING/MARKETING
    4,311   Marathon Oil Corp.                                                            230,078
                                                                                     ------------
            OILFIELD SERVICES/EQUIPMENT
    4,213   BJ Services Co.                                                               221,098
                                                                                     ------------
            OTHER CONSUMER SERVICES
    7,200   Coinstar, Inc.*                                                               163,368
                                                                                     ------------
            PACKAGED SOFTWARE
    3,112   Mercury Interactive Corp.*                                                    119,376
   18,436   Microsoft Corp.                                                               457,950
    8,425   Symantec Corp.*                                                               183,160
                                                                                     ------------
                                                                                          760,486
                                                                                     ------------
            PHARMACEUTICALS: MAJOR
    4,829   Johnson & Johnson                                                             313,885
    5,978   Lilly (Eli) & Co.                                                             333,034
   12,541   Pfizer, Inc.                                                                  345,881
   21,642   Schering-Plough Corp.                                                         412,497
                                                                                     ------------
                                                                                        1,405,297
                                                                                     ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                  VALUE
-------------------------------------------------------------------------------------------------
            PULP & PAPER
    7,333   Georgia-Pacific Corp.                                                    $    233,189
                                                                                     ------------
            REGIONAL BANKS
   10,655   U.S. Bancorp                                                                  311,126
                                                                                     ------------
            RESTAURANTS
    5,452   Outback Steakhouse, Inc.                                                      246,648
                                                                                     ------------
            SEMICONDUCTORS
   13,580   Intel Corp.                                                                   353,895
                                                                                     ------------
            SPECIALTY STORES
    8,639   PETsMART, Inc.                                                                262,194
                                                                                     ------------
            TELECOMMUNICATION EQUIPMENT
   12,115   Corning, Inc.*                                                                201,351
   10,184   QUALCOMM Inc.                                                                 336,174
                                                                                     ------------
                                                                                          537,525
                                                                                     ------------
            TOBACCO
    6,227   Altria Group, Inc.                                                            402,638
                                                                                     ------------
            TOTAL UNITED STATES                                                        16,420,554
                                                                                     ------------

TOTAL INVESTMENTS
 (COST $28,593,038) (b) (c)                                                  97.7%     29,852,820
OTHER ASSETS IN EXCESS OF
 LIABILITIES                                                                  2.3         703,271
                                                                            -----    ------------
NET ASSETS                                                                  100.0%   $ 30,556,091
                                                                            =====    ============

----------
ADR  AMERICAN DEPOSITARY RECEIPT.
 *   NON-INCOME PRODUCING SECURITY.
(a) SECURITIES WITH TOTAL MARKET VALUE EQUAL TO $11,646,153 HAVE BEEN VALUED AT THEIR FAIR VALUE AS DETERMINED IN GOOD FAITH UNDER PROCEDURES ESTABLISHED BY AND UNDER GENERAL SUPERVISION OF THE FUND'S TRUSTEES.
(b) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $3,269,124 IN CONNECTION WITH OPEN FORWARD FOREIGN CURRENCY CONTRACTS.
(c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $2,579,792 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,320,010, RESULTING IN NET UNREALIZED APPRECIATION OF $1,259,782.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2005:

                                                  UNREALIZED
   CONTRACTS         IN EXCHANGE     DELIVERY    APPRECIATION
  TO DELIVER              FOR          DATE     (DEPRECIATION)
--------------------------------------------------------------
$      622,104    AUD     800,000    08/04/05     $ (15,157)
EUR    100,000    AUD     157,563    08/04/05        (1,636)
$      922,287    CAD   1,150,000    08/04/05        16,080
EUR    243,412    JPY  33,000,000    08/04/05         3,490
$      618,816    GBP     325,000    08/04/05       (37,510)
SEK  2,100,000    GBP     157,307    08/04/05        12,248
$      469,623    JPY  49,000,000    08/04/05       (26,472)
                                                  ----------
      Net unrealized depreciation                 $ (48,957)
                                                  ==========

CURRENCY ABBREVIATIONS:

AUD    Australian Dollar.
GBP    British Pound.
CAD    Canadian Dollar.
EUR    Euro.
JPY    Japanese Yen.
SEK    Swedish Krona.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- GLOBAL ADVANTAGE PORTFOLIO

SUMMARY OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

                                                    PERCENT OF
INDUSTRY                             VALUE          NET ASSETS
---------------------------------------------------------------
Pharmaceuticals: Major           $   3,023,260              9.9%
Major Banks                          2,543,950              8.3
Integrated Oil                       1,888,797              6.2
Financial Conglomerates              1,415,535              4.6
Industrial Conglomerates             1,338,758              4.4
Major Telecommunications             1,064,198              3.5
Casino/Gaming                          929,659              3.0
Biotechnology                          826,216              2.7
Semiconductors                         791,469              2.6
Packaged Software                      760,486              2.5
Telecommunication
 Equipment                             740,780              2.4
Wireless
 Telecommunications                    710,726              2.3
Chemicals: Specialty                   685,169              2.2
Electric Utilities                     671,614              2.2
Investment Banks/Brokers               632,160              2.1
Motor Vehicles                         625,573              2.0
Tobacco                                618,097              2.0
Food: Specialty/Candy                  609,410              2.0
Multi-Line Insurance                   580,717              1.9
Discount Stores                        559,716              1.8
Finance/Rental/Leasing                 559,153              1.8
Managed Health Care                    503,877              1.7
Computer Processing
 Hardware                              482,994              1.6
Industrial Machinery                   402,874              1.3
Electronic Equipment/
 Instruments                           398,059              1.3
Media Conglomerates                    394,064              1.3
Home Improvement Chains                393,451              1.3
Hotels/Resorts/Cruiselines             354,145              1.2
Electrical Products                    338,498              1.1
Real Estate Development                324,583              1.1
Air Freight/Couriers                   324,426              1.1
Household/Personal Care                314,155              1.0
Regional Banks                         311,126              1.0
Life/Health Insurance                  310,086              1.0
Food: Major Diversified                290,098              1.0
Aluminum                               288,893              0.9
Specialty Stores                       262,194              0.9
Restaurants                      $     246,648              0.8%
Property-Casualty Insurers             243,401              0.8
Computer Communications                233,257              0.8
Insurance Brokers/Services             233,234              0.8
Pulp & Paper                           233,189              0.8
Oil Refining/Marketing                 230,078              0.8
Oilfield Services/Equipment            221,098              0.7
Investment Managers                    193,066              0.6
Other Consumer Services                163,368              0.5
Publishing: Books/Magazines            162,423              0.5
Internet Software/Services             161,793              0.5
Contract Drilling                      150,307              0.5
Food Retail                            111,992              0.4
                                 -------------    -------------
                                 $  29,852,820*            97.7%
                                 =============    =============

----------
     * DOES NOT INCLUDE OPEN FORWARD FOREIGN CURRENCY CONTRACTS WITH NET UNREALIZED DEPRECIATION OF $48,957.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- GLOBAL ADVANTAGE PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments in securities, at value (cost $28,593,038)                             $   29,542,734
Investment in affiliate (cost $314,746)                                                   310,086
Foreign cash (cost $194,384)                                                              191,099
Receivable for:
    Investments sold                                                                    1,602,470
    Dividends                                                                              37,943
    Foreign withholding taxes reclaimed                                                    15,969
Prepaid expenses and other assets                                                           5,783
                                                                                   --------------
    TOTAL ASSETS                                                                       31,706,084
                                                                                   --------------
LIABILITIES:
Unrealized depreciation on open forward foreign currency contracts                         48,957
Payable for:
    Investments purchased                                                                 878,971
    Investment advisory fee                                                                14,583
    Distribution fee                                                                        2,140
    Administration fee                                                                      2,047
    Shares of beneficial interest redeemed                                                    160
Payable to bank                                                                           180,632
Accrued expenses and other payables                                                        22,503
                                                                                   --------------
    TOTAL LIABILITIES                                                                   1,149,993
                                                                                   --------------
    NET ASSETS                                                                     $   30,556,091
                                                                                   ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                                    $   52,709,634
Net unrealized appreciation                                                             1,208,320
Accumulated undistributed net investment income                                           247,331
Accumulated net realized loss                                                         (23,609,194)
                                                                                   --------------
    NET ASSETS                                                                     $   30,556,091
                                                                                   ==============
CLASS X SHARES:
Net Assets                                                                         $   20,246,177
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                               2,550,578
    NET ASSET VALUE PER SHARE                                                      $         7.94
                                                                                   ==============
CLASS Y SHARES:
Net Assets                                                                         $   10,309,914
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                               1,304,323
    NET ASSET VALUE PER SHARE                                                      $         7.90
                                                                                   ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

NET INVESTMENT INCOME:
INCOME
Dividends (net of $28,226 foreign withholding tax)                                 $      385,552
Dividends from affiliates                                                                   3,616
Interest                                                                                    3,723
                                                                                   --------------
    TOTAL INCOME                                                                          392,891
                                                                                   --------------
EXPENSES
Investment advisory fee                                                                    91,479
Distribution fee (Class Y shares)                                                          13,146
Administration fee                                                                         12,839
Professional fees                                                                          10,469
Custodian fees                                                                             10,277
Shareholder reports and notices                                                             3,839
Transfer agent fees and expenses                                                              250
Trustees' fees and expenses                                                                   187
Other                                                                                       5,753
                                                                                   --------------
    TOTAL EXPENSES                                                                        148,239
                                                                                   --------------
    NET INVESTMENT INCOME                                                                 244,652
                                                                                   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN/LOSS ON:
Investments                                                                               974,499
Foreign exchange transactions                                                             (51,312)
                                                                                   --------------
    NET REALIZED GAIN                                                                     923,187
                                                                                   --------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                                            (2,170,006)
Translation of forward foreign currency contracts, other assets and liabilities
  denominated in foreign currencies                                                        64,133
                                                                                   --------------
    NET DEPRECIATION                                                                   (2,105,873)
                                                                                   --------------
    NET LOSS                                                                           (1,182,686)
                                                                                   --------------
NET DECREASE                                                                       $     (938,034)
                                                                                   ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                                FOR THE SIX       FOR THE YEAR
                                                                               MONTHS ENDED          ENDED
                                                                               JUNE 30, 2005    DECEMBER 31, 2004
                                                                              --------------    -----------------
                                                                               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                         $      244,652    $         247,195
Net realized gain                                                                    923,187            3,329,807
Net change in unrealized appreciation                                             (2,105,873)             317,208
                                                                              --------------    -----------------

    NET INCREASE (DECREASE)                                                         (938,034)           3,894,210
                                                                              --------------    -----------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class X shares                                                                       (59,993)            (106,256)
Class Y shares                                                                        (5,014)             (30,070)
                                                                              --------------    -----------------

    TOTAL DIVIDENDS                                                                  (65,007)            (136,326)
                                                                              --------------    -----------------

Net decrease from transactions in shares of beneficial interest                   (3,093,077)          (4,011,668)
                                                                              --------------    -----------------

    NET DECREASE                                                                  (4,096,118)            (253,784)

NET ASSETS:
Beginning of period                                                               34,652,209           34,905,993
                                                                              --------------    -----------------

END OF PERIOD
(INCLUDING ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME OF $247,331
AND $67,686, RESPECTIVELY)                                                    $   30,556,091    $      34,652,209
                                                                              ==============    =================

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- GLOBAL ADVANTAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2005 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Variable Investment Series (the "Fund") -- Global Advantage Portfolio (the "Portfolio"), one of 15 separate portfolios, is registered under the Investment Company Act of 1940, as amended (The "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Portfolio's investment objective is long-term capital growth. The Fund was organized as a Massachusetts business trust on February 25, 1983 and the Portfolio commenced operations on May 18, 1998. On June 5, 2000, the Portfolio commenced offering one additional class of shares (Class Y).

The Portfolio offers Class X shares and Class Y shares. The two are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), an affiliate of the Investment Adviser, determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund;
(6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. REPURCHASE AGREEMENT -- The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The books and records of the Portfolio are maintained in U.S. dollars as follows:
(1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Portfolio records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. EXPENSES -- Direct expenses are charged to the Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

I. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ ADMINISTRATION AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Portfolio pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Portfolio determined as of the close of each business day: 0.57% to the portion of the daily net assets not exceeding $1.5 billion and 0.545% to the portion of the daily net assets in excess of $1.5 billion.

Pursuant to an administration Agreement with Morgan Stanley Services Company Inc. (the Administrator"), an affiliate of the Investment Adviser, the Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Portfolio's daily net assets.

Under a Sub-Advisory Agreement between the Sub-Adviser and the Investment Adviser, the Sub-Adviser provides the Portfolio with investment advice and portfolio management relating to the Portfolio's investments in securities, subject to the overall supervision of the Investment Adviser. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Adviser paid the Sub-Adviser compensation of $36,592 for the six months ended June 30, 2005.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser, Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the plan, Class Y shares of the Portfolio will pay a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2005 were $12,935,569, and $16,388,821, respectively. Included in the aforementioned are purchases of $180,544 with other Morgan Stanley funds.

The Portfolio also had the following transactions with affiliates:

                                                                          NET REALIZED
ISSUER                                           PURCHASES      SALES       GAIN/LOSS      INCOME        VALUE
------                                           ---------    ---------   ------------     -------     ---------
Allstate Corp                                    $ 307,986    $ 341,615     $ 33,629       $ 3,616            --
MetLife, Inc                                       314,746           --           --            --     $ 310,086

For the six months ended June 30, 2005, the Portfolio incurred brokerage commissions of $113 with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator, Distributor and Sub-Adviser, for transactions executed on behalf of the Portfolio.

At June 30, 2005, the Portfolio's receivable for investments sold and payable for investments purchased included unsettled trades with Morgan Stanley & Co., Inc. of $171,708 and $47,414 respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator, Sub-Adviser and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. At June 30, 2005, the Portfolio had an accrued pension liability of $501 which is included in accrued expenses in the Statement of Assets and Liabilities. On December 2, 2003, the Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                     FOR THE SIX                        FOR THE YEAR
                                                     MONTHS ENDED                           ENDED
                                                    JUNE 30, 2005                     DECEMBER 31, 2004
                                           --------------------------------    --------------------------------
                                                      (UNAUDITED)
                                               SHARES            AMOUNT            SHARES            AMOUNT
                                           --------------    --------------    --------------    --------------
CLASS X SHARES
Sold                                              103,278    $      822,180           738,226    $    5,510,451
Reinvestment of dividends                           7,556            59,993            14,224           106,256
Redeemed                                         (447,275)       (3,568,014)       (1,371,181)      (10,203,963)
                                           --------------    --------------    --------------    --------------
Net decrease -- Class X                          (336,441)       (2,685,841)         (618,731)       (4,587,256)
                                           --------------    --------------    --------------    --------------
CLASS Y SHARES
Sold                                               55,920           444,694           320,294         2,383,553
Reinvestment of dividends                             635             5,014             4,047            30,070
Redeemed                                         (107,968)         (856,944)         (248,938)       (1,838,035)
                                           --------------    --------------    --------------    --------------
Net increase (decrease) -- Class Y                (51,413)         (407,236)           75,403           575,588
                                           --------------    --------------    --------------    --------------
Net decrease in Portfolio                        (387,854)   $   (3,093,077)         (543,328)   $   (4,011,668)
                                           ==============    ==============    ==============    ==============

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Portfolio may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

7. FEDERAL INCOME TAX STATUS

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2004, the Portfolio had a net capital loss carryforward of approximately $24,520,000 of which $10,348,000 will expire on December 31, 2009 and $14,172,000 will expire on December 31, 2010 to offset future capital gains to the extent provided by regulations.

As of December 31, 2004, the Portfolio had temporary book/tax differences primarily attributable to post October losses (foreign currency losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Portfolio's next taxable year), capital loss deferrals on wash sales, foreign tax credit pass through and loss from the mark-to-market of forward foreign currency contracts.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- GLOBAL ADVANTAGE PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                              FOR THE SIX                        FOR THE YEAR ENDED DECEMBER 31,
                                             MONTHS ENDED       ------------------------------------------------------------------
                                             JUNE 30, 2005         2004          2003          2002          2001          2000*
                                             -------------      ----------    ----------    ----------    ----------    ----------
                                              (UNAUDITED)
CLASS X SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period         $        8.18      $     7.30    $     5.63    $     7.17    $    10.18    $    12.37
                                             -------------      ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income++                             0.06            0.06          0.05          0.05          0.05          0.06
  Net realized and unrealized gain (loss)            (0.28)           0.85          1.69         (1.53)        (2.36)        (2.20)
                                             -------------      ----------    ----------    ----------    ----------    ----------
Total income (loss) from investment
  operations                                         (0.22)           0.91          1.74         (1.48)        (2.31)        (2.14)
                                             -------------      ----------    ----------    ----------    ----------    ----------

Less dividends and distributions from:
  Net investment income                              (0.02)          (0.03)        (0.07)        (0.06)        (0.06)        (0.05)
  Net realized gain                                      -               -             -             -         (0.64)            -
                                             -------------      ----------    ----------    ----------    ----------    ----------
Total dividends and distributions                    (0.02)          (0.03)        (0.07)        (0.06)        (0.70)        (0.05)
                                             -------------      ----------    ----------    ----------    ----------    ----------

Net asset value, end of period               $        7.94      $     8.18    $     7.30    $     5.63    $     7.17    $    10.18
                                             =============      ==========    ==========    ==========    ==========    ==========

TOTAL RETURN+                                        (2.65)%(2)      12.54%        31.12%       (20.81)%      (23.33)%      (17.39)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              0.84%(3)        0.84%         0.93%         0.80%         0.75%         0.71%
Net investment income                                 1.61%(3)        0.79%         0.87%         0.72%         0.55%         0.50%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands      $      20,246      $   23,620    $   25,598    $   22,866    $   40,084    $   69,882
Portfolio turnover rate                                 41%(2)         111%           98%          119%           47%           70%

----------
* PRIOR TO JUNE 5, 2000, THE PORTFOLIO ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE PORTFOLIO HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFELECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(2) NOT ANNUALIZED.
(3) ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                              FOR THE SIX                        FOR THE YEAR ENDED DECEMBER 31,
                                             MONTHS ENDED       --------------------------------------------------------------
                                             JUNE 30, 2005        2004         2003         2002         2001          2000*
                                             -------------      ---------    ---------    ---------    ---------    ----------
                                              (UNAUDITED)
CLASS Y SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period         $        8.14      $    7.27    $    5.61    $    7.14    $   10.16    $    12.03
                                             -------------      ---------    ---------    ---------    ---------    ----------
Income (loss) from investment operations:
  Net investment income++                             0.05           0.04         0.04         0.03         0.02             -
  Net realized and unrealized gain (loss)            (0.29)          0.85         1.68        (1.52)       (2.35)        (1.82)
                                             -------------      ---------    ---------    ---------    ---------    ----------
Total income (loss) from investment
  operations                                         (0.24)          0.89         1.71        (1.49)       (2.33)        (1.82)
                                             -------------      ---------    ---------    ---------    ---------    ----------

Less dividends and distributions from:
  Net investment income                                  -          (0.02)       (0.05)       (0.04)       (0.05)        (0.05)
  Net realized gain                                      -              -            -            -        (0.64)            -
                                             -------------      ---------    ---------    ---------    ---------    ----------
Total dividends and distributions                     0.00          (0.02)       (0.05)       (0.04)       (0.69)        (0.05)
                                             -------------      ---------    ---------    ---------    ---------    ----------

Net asset value, end of period               $        7.90      $    8.14    $    7.27    $    5.61    $    7.14    $    10.16
                                             =============      =========    =========    =========    =========    ==========

TOTAL RETURN+                                        (2.90)%(2)     12.29%       30.75%      (20.94)%     (23.53)%      (15.22)%(2)

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              1.09%(3)       1.09%        1.18%        1.05%        1.00%         0.96%(3)
Net investment income                                 1.36%(3)       0.54%        0.62%        0.47%        0.30%         0.06%(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands      $      10,310      $  11,032    $   9,308    $   5,229    $   5,869    $    4,666
Portfolio turnover rate                                 41%(2)        111%          98%         119%          47%           70%

----------
*   FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFELECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(2) NOT ANNUALIZED.
(3) ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD

Mitchell M. Merin
PRESIDENT

Ronald E. Robison
EXECUTIVE VICE PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER

Joseph J. McAlinden
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Carsten Otto
CHIEF COMPLIANCE OFFICER

Stefanie V. Chang
VICE PRESIDENT

Francis J. Smith
TREASURER AND CHIEF FINANCIAL OFFICER

Thomas F. Caloia
VICE PRESIDENT

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

SUB-ADVISOR
Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, United Kingdom E144QA

The financial statements included herein have been taken from the records of the Portfolio without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Portfolio's Statement of Additional Information contains additional information about the Portfolio, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

RA05-00657P-Y06/05


[GRAPHIC]

                                                            MORGAN STANLEY FUNDS


                                                                  MORGAN STANLEY
                                                             VARIABLE INVESTMENT
                                                                SERIES -- GLOBAL
                                                             ADVANTAGE PORTFOLIO


                                                               SEMIANNUAL REPORT
                                                                   JUNE 30, 2005


[MORGAN STANLEY LOGO]

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY VARIABLE INVESTMENT SERIES -- GLOBAL DIVIDEND GROWTH PORTFOLIO PERFORMED DURING THE SEMIANNUAL PERIOD. WE WILL PROVIDE AN OVERVIEW OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT AFFECTED PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT INCLUDES THE PORTFOLIO'S FINANCIAL STATEMENTS AND A LIST OF PORTFOLIO INVESTMENTS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE PORTFOLIO WILL DECLINE AND, THEREFORE, THE VALUE OF THE PORTFOLIO'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS PORTFOLIO. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

FUND REPORT
For the six-months ended June 30, 2005

TOTAL RETURN FOR THE 6 MONTHS ENDED JUNE 30, 2005

   CLASS X       CLASS Y       MSCI WORLD INDEX(1)
    -1.12%        -1.19%                    -0.70%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR PERFORMANCE INFORMATION AND INDEX DEFINITIONS.

MARKET CONDITIONS

As investor sentiment wavered and oil prices continued to soar, global equity markets slowed during the six-month period ended June 30, 2005. Performance was particularly lackluster in the first portion of 2005, but showed signs of renewed strength in the final months of the period. In the United States, the Federal Open Market Committee continued raising the federal funds target rate to curtail inflation. Economic growth slowed, but given the strong pace of growth in 2004 and the Fed's actions, this tempered pace was not surprising. Many factors remained positive. For example, during the final months of the reporting period, encouraging retail sales and payroll data, strengthening consumer confidence, decreased inflationary concerns, and an upward revision of first-quarter gross domestic product numbers combined to boost investor sentiment.

The slowdown seen in Europe was more significant. Strong performing economies (including the United Kingdom) retreated. A strong euro and weakening demand from China slowed export activity, typically a cornerstone of the European economy. These factors, as well as high oil prices, contributed to falling business confidence. Industrial production, consumer confidence and retail sales also declined. In the United Kingdom, consumers retrenched as protracted weakness in the housing market spilled over to the retailing sector.

While the slowdown in China's growth rippled across the region, Japan more recently showed signs of improvement. Despite recent weakness in its consumer economy and its dependence on China's demand for its exports, Japan's gross domestic product data was revised upward while deflationary pressures continued to abate.

Against this backdrop, energy stocks led, propelled by the high price of oil. Utilities stocks were also robust performers, benefiting from rising energy costs and investors' quest for yield-oriented, defensive stocks. In contrast, telecommunications stocks retreated. After earning strong performance in 2004, the sector felt the pressures of profit taking and concerns about future growth prospects. Auto and auto related stocks were notable laggards. Negative news from General Motors and Ford Motor brought into doubt the near and long-term profitability of the auto industry. Within the technology sector, hardware companies fared poorly. The market was concerned that rising energy costs -- and by extension, production costs -- would increase corporations' reluctance to move forward with capital spending initiatives.

PERFORMANCE ANALYSIS

The Global Dividend Growth Portfolio underperformed the Morgan Stanley Capital International (MSCI) World Index, for the six-month period ended June 30, 2005. The largest detractor from relative performance came from the energy sector. While the Portfolio's holdings performed strongly in absolute terms, its investment strategy precluded its participation in some of the top-performing stocks that were trading at prices that we believed to be expensive. Additionally, as the result of individual stock-selection decisions, the Portfolio was underweighted in the energy sector overall versus the benchmark index. As crude oil prices soared and the market continued to reward energy stocks, this positioning proved disadvantageous. An overweighting in the telecommunications service sector -- the weakest performing sector for both the Portfolio and the index -- also dampened gains. Telecommunications stocks fared poorly, hurt by increased competition and the prospect for aggressive business strategies. Positions within the healthcare sector hindered performance, due to stock-specific events.

In contrast, the Portfolio was boosted by stock selection in the consumer staples sector. Exposure to the beverage sector helped due to company-specific events. Tobacco stocks further enhanced returns, amid improving sentiment surrounding potential litigation risks. Industrial stocks, specifically, those involved in aerospace and defense, contributed gains. Relative to the index, the Portfolio held a smaller weighting in financials stocks; this helped performance as many financials felt the pressure of rising short-term rates, among other factors. Moreover, the Portfolio's financial services stake included a number of insurance stocks which posted strong returns.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

   TOP 10 HOLDINGS

   Citigroup, Inc.                              3.5%
   Boeing Co.                                   2.8
   GlaxoSmithKline PLC                          2.7
   Royal Dutch Petroleum Co. (Netherlands)      2.6
   Tyco International Ltd. (Bermuda)            2.6
   Wyeth                                        2.2
   Altria Group, Inc.                           2.1
   Nestle S.A. (Registered Shares)              1.9
   IBM Corp.                                    1.9
   ENI SpA                                      1.9

   TOP FIVE COUNTRIES

   United States                               35.1%
   United Kingdom                              19.0
   Japan                                        9.2
   France                                       5.7
   Switzerland                                  5.3

DATA AS OF JUNE 30, 2005. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR TOP TEN HOLDINGS AND TOP FIVE COUNTRIES ARE AS A PERCENTAGE OF NET ASSETS. THESE DATA ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

INVESTMENT STRATEGY

THE PORTFOLIO WILL NORMALLY INVEST AT LEAST 80% OF ITS ASSETS IN DIVIDEND PAYING EQUITY SECURITIES ISSUED BY ISSUERS LOCATED IN VARIOUS COUNTRIES AROUND THE WORLD. THE PORTFOLIO'S "SUB-ADVISER," MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED, SEEKS INVESTMENTS PRIMARILY IN COMMON STOCKS (INCLUDING DEPOSITARY RECEIPTS) OF COMPANIES WITH A RECORD OF PAYING DIVIDENDS AND POTENTIAL FOR INCREASING DIVIDENDS. THE PORTFOLIO INVESTS IN AT LEAST THREE SEPARATE COUNTRIES. THE PERCENTAGE OF THE PORTFOLIO'S ASSETS INVESTED IN PARTICULAR GEOGRAPHIC SECTORS WILL SHIFT FROM TIME TO TIME IN ACCORDANCE WITH THE JUDGMENT OF THE SUB-ADVISER.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY PORTFOLIO PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE PORTFOLIO'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, www.morganstanley.com. EACH MORGAN STANLEY PORTFOLIO ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, http://www.sec.gov.

YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (publicinfo@sec.gov) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE PORTFOLIO'S PROXY VOTING POLICY AND PROCEDURES WITHOUT CHARGE, UPON REQUEST, BY CALLING TOLL FREE 800-869-NEWS OR BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. IT IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

YOU MAY OBTAIN INFORMATION REGARDING HOW THE PORTFOLIO VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30 BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS -- PERIOD ENDED JUNE 30, 2005

                                   CLASS X SHARES        CLASS Y SHARES
                                  (SINCE 02/23/94)      (SINCE 06/05/00)
  1 YEAR                                    8.32%(2)              8.08%(2)
  5 YEARS                                   4.93(2)               4.67(2)
  10 YEARS                                  8.42(2)                 --
  SINCE INCEPTION                           8.40(2)               3.98(2)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT www.morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING THE U.S., CANADA, EUROPE, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) FIGURE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE UNDERLYING PORTFOLIO BASED ON NET ASSET VALUE (NAV). IT DOES NOT REFLECT THE DEDUCTION OF INSURANCE EXPENSES, AN ANNUAL CONTRACT MAINTENANCE FEE, OR SURRENDER CHARGES.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/05 - 06/30/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                                     BEGINNING           ENDING          EXPENSES PAID
                                                                   ACCOUNT VALUE     ACCOUNT VALUE      DURING PERIOD *
                                                                  --------------     --------------     ---------------
                                                                                                          01/01/05 -
                                                                     01/01/05           06/30/05           06/30/05
                                                                  --------------     --------------     ---------------
CLASS X
Actual (-1.12% return)                                            $     1,000.00     $       988.80     $          3.99
Hypothetical (5% annual return before expenses)                   $     1,000.00     $     1,020.78     $          4.06

CLASS Y
Actual (-1.19% return)                                            $     1,000.00     $       988.10     $          5.23
Hypothetical (5% annual return before expenses)                   $     1,000.00     $     1,019.54     $          5.31

----------
  * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.81% AND 1.06% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser, Sub-Adviser and the Administrator together are referred to as the "Adviser" and the Advisory, Sub-Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was lower than its performance peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser possible steps to improve performance. The Adviser informed the Board that, in order to try to improve performance, it was strengthening its research resources. The Board concluded that this action was reasonably designed to improve performance.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Fund under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio's total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board concluded that the Portfolio's management fee and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio. The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- GLOBAL DIVIDEND GROWTH PORTFOLIO PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

NUMBER OF
  SHARES                                                                   VALUE
-------------------------------------------------------------------------------------
               COMMON STOCKS (96.6%)

               AUSTRALIA (a) (2.1%)
               BEVERAGES: ALCOHOLIC
   389,108     Foster's Group Ltd.                                    $     1,570,471
                                                                      ---------------
               CONSTRUCTION MATERIALS
   272,973     Boral Ltd.                                                   1,339,257
                                                                      ---------------
               MAJOR BANKS
   108,403     National Australia Bank Ltd.                                 2,528,910
                                                                      ---------------
               TOTAL AUSTRALIA                                              5,438,638
                                                                      ---------------
               BERMUDA (2.6%)
               INDUSTRIAL CONGLOMERATES
   231,889     Tyco International Ltd.                                      6,771,159
                                                                      ---------------
               CAYMAN ISLANDS (1.0%)
               PROPERTY - CASUALTY INSURERS
    33,820     XL Capital Ltd. (Class A)                                    2,516,884
                                                                      ---------------
               FRANCE (a) (5.7%)
               CONSTRUCTION MATERIALS
    34,732     Lafarge S.A.                                                 3,152,181
                                                                      ---------------
               INTEGRATED OIL
    19,527     Total S.A.                                                   4,573,438
                                                                      ---------------
               MAJOR BANKS
    49,035     BNP Paribas S.A.                                             3,352,891
                                                                      ---------------
               PHARMACEUTICALS: MAJOR
    47,478     Sanofi-Aventis                                               3,887,440
                                                                      ---------------
               TOTAL FRANCE                                                14,965,950
                                                                      ---------------
               GERMANY (a) (1.8%)
               CHEMICALS: MAJOR DIVERSIFIED
    39,536     BASF AG                                                      2,620,770
                                                                      ---------------
               MOTOR VEHICLES
    46,964     Bayerische Motoren Werke (BMW) AG                            2,137,066
                                                                      ---------------
               TOTAL GERMANY                                                4,757,836
                                                                      ---------------
               HONG KONG (a) (0.6%)
               ELECTRIC UTILITIES
   318,500     Hong Kong Electric Holdings Ltd.                       $     1,452,116
                                                                      ---------------
               IRELAND (a) (2.2%)
               FOOD: SPECIALTY/CANDY
    96,622     Kerry Group PLC (A Shares)                                   2,385,661
                                                                      ---------------
               MAJOR BANKS
   213,756     Bank of Ireland                                              3,464,440
                                                                      ---------------
               TOTAL IRELAND                                                5,850,101
                                                                      ---------------
               ITALY (a) (3.4%)
               INTEGRATED OIL
   190,734     ENI SpA                                                      4,897,453
                                                                      ---------------
               MAJOR TELECOMMUNICATIONS
 1,501,584     Telecom Italia SpA - RNC                                     3,887,103
                                                                      ---------------
               TOTAL ITALY                                                  8,784,556
                                                                      ---------------
               JAPAN (a) (9.2%)
               ELECTRICAL PRODUCTS
   213,000     Sumitomo Electric Industries, Ltd.                           2,162,468
                                                                      ---------------
               ELECTRONIC EQUIPMENT/INSTRUMENTS
    65,100     Canon, Inc.                                                  3,408,969
                                                                      ---------------
               ELECTRONICS/APPLIANCES
   104,000     Fuji Photo Film Co., Ltd.                                    3,382,497
                                                                      ---------------
               HOME BUILDING
   202,000     Sekisui House, Ltd.                                          2,032,130
                                                                      ---------------
               HOUSEHOLD/PERSONAL CARE
   126,000     Kao Corp.                                                    2,967,863
                                                                      ---------------
               MOTOR VEHICLES
    61,400     Toyota Motor Corp.                                           2,194,604
                                                                      ---------------
               PHARMACEUTICALS: MAJOR
    83,700     Takeda Pharmaceutical Co., Ltd.                              4,137,175
                                                                      ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                   VALUE
-------------------------------------------------------------------------------------
               PHARMACEUTICALS: OTHER
    75,800     Astellas Pharma Inc.                                   $     2,586,077
                                                                      ---------------
               PROPERTY - CASUALTY INSURERS
   143,000     Mitsui Sumitomo Insurance Co., Ltd.                          1,281,510
                                                                      ---------------
               TOTAL JAPAN                                                 24,153,293
                                                                      ---------------
               NETHERLANDS (a) (4.7%)
               FOOD: MAJOR DIVERSIFIED
    37,784     Unilever NV
                (Share Certificates)                                        2,446,306
               INDUSTRIAL CONGLOMERATES
    42,405     Koninklijke (Royal) Philips Electronics NV                   1,066,460
                                                                      ---------------
               INTEGRATED OIL
   106,140     Royal Dutch Petroleum Co.
                (NY Registered Shares)                                      6,888,486
                                                                      ---------------
               PUBLISHING: BOOKS/
               MAGAZINES
   102,913     Wolters Kluwer NV
                (Share Certificates)                                        1,963,059
                                                                      ---------------
               TOTAL NETHERLANDS                                           12,364,311
                                                                      ---------------
               NEW ZEALAND (a) (1.0%)
               MAJOR TELECOMMUNICATIONS
   623,174     Telecom Corporation of New Zealand Ltd.                      2,599,766
                                                                      ---------------
               SOUTH KOREA (0.8%)
               WIRELESS TELECOMMUNICATIONS
   104,752     SK Telecom Co., Ltd. (ADR)                                   2,136,941
                                                                      ---------------
               SPAIN (a) (2.1%)
               MAJOR BANKS
   157,433     Banco Bilbao Vizcaya Argentaria, S.A.                        2,422,640
                                                                      ---------------
               MAJOR TELECOMMUNICATIONS
   187,519     Telefonica S.A.                                              3,062,145
                                                                      ---------------
               TOTAL SPAIN                                                  5,484,785
                                                                      ---------------
               SWITZERLAND (a) (5.3%)
               CHEMICALS: AGRICULTURAL
    25,711     Syngenta AG*                                           $     2,633,687
                                                                      ---------------
               FINANCIAL CONGLOMERATES
    34,571     UBS AG
                (Registered Shares)                                         2,690,643
                                                                      ---------------
               FOOD: MAJOR DIVERSIFIED
    19,556     Nestle S.A.
                (Registered Shares)                                         4,998,156
                                                                      ---------------
               PHARMACEUTICALS: MAJOR
    73,080     Novartis AG
                (Registered Shares)                                         3,471,348
                                                                      ---------------
               TOTAL SWITZERLAND                                           13,793,834
                                                                      ---------------
               UNITED KINGDOM (a) (19.0%)
               ADVERTISING/MARKETING SERVICES
   142,112     WPP Group PLC                                                1,457,275
                                                                      ---------------
               AEROSPACE & DEFENSE
   665,066     Rolls-Royce Group PLC*                                       3,408,463
35,210,850     Rolls-Royce Group
                PLC (B Shares)                                                 61,801
                                                                      ---------------
                                                                            3,470,264
                                                                      ---------------
               BEVERAGES: ALCOHOLIC
   117,893     Allied Domecq PLC                                            1,426,619
   240,095     Diageo PLC                                                   3,526,657
                                                                      ---------------
                                                                            4,953,276
                                                                      ---------------
               FOOD RETAIL
   563,777     Morrison (W.M.) Supermarkets PLC                             1,869,665
                                                                      ---------------
               FOOD: SPECIALTY/CANDY
   477,068     Cadbury Schweppes PLC                                        4,539,619
                                                                      ---------------
               INVESTMENT MANAGERS
   205,014     Amvescap PLC                                                 1,215,614
                                                                      ---------------
               MAJOR BANKS
   339,800     Barclays PLC                                                 3,370,303
   145,783     Royal Bank of Scotland Group PLC                             4,388,384
                                                                      ---------------
                                                                            7,758,687
                                                                      ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                   VALUE
-------------------------------------------------------------------------------------
               MISCELLANEOUS
               COMMERCIAL SERVICES
   396,634     Rentokil Initial PLC                                   $     1,128,872
                                                                      ---------------
               OTHER TRANSPORTATION
   179,953     BAA PLC                                                      1,994,601
                                                                      ---------------
               PHARMACEUTICALS: MAJOR
   297,781     GlaxoSmithKline PLC                                          7,181,944
                                                                      ---------------
               PUBLISHING: BOOKS/MAGAZINES
   497,423     Reed Elsevier PLC                                            4,747,231
                                                                      ---------------
               TOBACCO
   166,734     Imperial Tobacco Group PLC                                   4,476,086
                                                                      ---------------
               WIRELESS
               TELECOMMUNICATIONS
 1,974,319     Vodafone Group PLC                                           4,795,526
                                                                      ---------------
               TOTAL UNITED KINGDOM                                        49,588,660
                                                                      ---------------
               UNITED STATES (35.1%)
               AEROSPACE & DEFENSE
   111,808     Boeing Co.                                                   7,379,328
    26,844     General Dynamics Corp.                                       2,940,492
    40,315     Northrop Grumman Corp.                                       2,227,404
                                                                      ---------------
                                                                           12,547,224
                                                                      ---------------
               ALUMINUM
    75,513     Alcoa, Inc.                                                  1,973,155
                                                                      ---------------
               APPAREL/FOOTWEAR RETAIL
    61,034     Gap, Inc. (The)                                              1,205,422
                                                                      ---------------
               COMPUTER PROCESSING HARDWARE
   142,020     Hewlett-Packard Co.                                          3,338,890
                                                                      ---------------
               DATA PROCESSING SERVICES
    69,403     First Data Corp.                                             2,785,836
                                                                      ---------------
               ELECTRIC UTILITIES
    72,711     American Electric Power Co., Inc.                            2,680,855
                                                                      ---------------
               FINANCE/RENTAL/LEASING
    19,957     Freddie Mac                                                  1,301,795
                                                                      ---------------
               FINANCIAL CONGLOMERATES
   199,517     Citigroup, Inc.                                        $     9,223,671
    25,605     Prudential Financial, Inc.                                   1,681,224
                                                                      ---------------
                                                                           10,904,895
                                                                      ---------------
               INFORMATION TECHNOLOGY SERVICES
    67,147     International Business Machines Corp.                        4,982,307
                                                                      ---------------
               INTEGRATED OIL
    59,029     Chevron Corp.                                                3,300,902
    21,769     Exxon Mobil Corp.                                            1,251,064
                                                                      ---------------
                                                                            4,551,966
                                                                      ---------------
               INVESTMENT BANKS/BROKERS
    46,483     Merrill Lynch & Co., Inc.                                    2,557,030
                                                                      ---------------
               INVESTMENT MANAGERS
   101,984     Mellon Financial Corp.                                       2,925,921
                                                                      ---------------
               MAJOR TELECOMMUNICATIONS
   130,112     SBC Communications, Inc.                                     3,090,160
   102,497     Verizon Communications Inc.                                  3,541,271
                                                                      ---------------
                                                                            6,631,431
                                                                      ---------------
               MULTI-LINE INSURANCE
    24,565     American International Group, Inc.                           1,427,227
                                                                      ---------------
               PACKAGED SOFTWARE
       506     Computer Associates International, Inc.                         13,905
                                                                      ---------------
               PHARMACEUTICALS: MAJOR
   134,887     Bristol-Myers Squibb Co.                                     3,369,477
   129,901     Pfizer, Inc.                                                 3,582,670
    83,509     Schering-Plough Corp.                                        1,591,682
   131,694     Wyeth                                                        5,860,383
                                                                      ---------------
                                                                           14,404,212
                                                                      ---------------
               PROPERTY - CASUALTY INSURERS
    83,005     St. Paul Travelers Companies, Inc. (The)                     3,281,188
                                                                      ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                   VALUE
-------------------------------------------------------------------------------------
               PUBLISHING: NEWSPAPERS
    65,590     New York Times Co.
                (The) (Class A)                                       $     2,043,129
                                                                      ---------------
               PULP & PAPER
    51,431     Georgia-Pacific Corp.                                        1,635,506
                                                                      ---------------
               RESTAURANTS
   100,571     McDonald's Corp.                                             2,790,845
                                                                      ---------------
               SPECIALTY INSURANCE
    16,873     MBIA Inc.                                                    1,000,738
                                                                      ---------------
               TOBACCO
    84,942     Altria Group, Inc.                                           5,492,350
    36,233     Loews Corp.- Carolina Group                                  1,207,284
                                                                      ---------------
                                                                            6,699,634
                                                                      ---------------
               TOTAL UNITED STATES                                         91,683,111
                                                                      ---------------
               TOTAL COMMON STOCKS
                (COST $205,289,370)                                       252,341,941
                                                                      ---------------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
               SHORT-TERM INVESTMENT (b) (3.1%)
               U.S. GOVERNMENT AGENCY
$    8,100     Federal Home Loan
                Mortgage Corp.
                2.60% due 07/01/05
                (COST $8,100,000)                                           8,100,000
                                                                      ---------------
TOTAL INVESTMENTS
(COST $213,389,370) (c)                                        99.7%      260,441,941
OTHER ASSETS IN EXCESS OF LIABILITIES                           0.3           759,876
                                                              -----   ---------------
Net Assets                                                    100.0%  $   261,201,817
                                                              =====   ===============

----------
     ADR  AMERICAN DEPOSITARY RECEIPT.
      *   NON-INCOME PRODUCING SECURITY.
     (a) SECURITIES WITH TOTAL MARKET VALUE EQUAL TO $142,345,360 HAVE BEEN VALUED AT THEIR FAIR VALUE AS DETERMINED IN GOOD FAITH UNDER PROCEDURES ESTABLISHED BY AND UNDER THE GENERAL SUPERVISION OF THE PORTFOLIO'S TRUSTEES.
     (b) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
     (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $53,300,623 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $6,248,052, RESULTING IN NET UNREALIZED APPRECIATION OF $47,052,571.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- GLOBAL DIVIDEND GROWTH PORTFOLIO SUMMARY OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

                                                                          PERCENT OF
INDUSTRY                                                     VALUE        NET ASSETS
------------------------------------------------------------------------------------
Pharmaceuticals: Major                                  $   33,082,119       12.7%
Integrated Oil                                              20,911,343        8.0
Major Banks                                                 19,527,568        7.5
Major Telecommunications                                    16,180,445        6.2
Aerospace & Defense                                         16,017,488        6.1
Financial Conglomerates                                     13,595,538        5.2
Tobacco                                                     11,175,720        4.3
U.S. Government Agency                                       8,100,000        3.1
Industrial Conglomerates                                     7,837,619        3.0
Food: Major Diversified                                      7,444,462        2.8
Property - Casualty Insurers                                 7,079,582        2.7
Wireless Telecommunications                                  6,932,467        2.6
Food: Specialty/Candy                                        6,925,280        2.6
Publishing: Books/Magazines                                  6,710,290        2.6
Beverages: Alcoholic                                         6,523,747        2.5
Information Technology Services                              4,982,307        1.9
Construction Materials                                       4,491,438        1.7
Motor Vehicles                                               4,331,670        1.7
Investment Managers                                          4,141,535        1.6
Electric Utilities                                           4,132,971        1.6
Electronic Equipment/Instruments                             3,408,969        1.3
Electronics/Appliances                                       3,382,497        1.3
Computer Processing Hardware                                 3,338,890        1.3
Household/Personal Care                                      2,967,863        1.1
Restaurants                                                  2,790,845        1.1
Data Processing Services                                     2,785,836        1.1
Chemicals: Agricultural                                      2,633,687        1.0
Chemicals: Major Diversified                                 2,620,770        1.0
Pharmaceuticals: Other                                       2,586,077        1.0
Investment Banks/Brokers                                     2,557,030        1.0
Electrical Products                                          2,162,468        0.8
Publishing: Newspapers                                       2,043,129        0.8
Home Building                                                2,032,130        0.8
Other Transportation                                         1,994,601        0.8
Aluminum                                                     1,973,155        0.8
Food Retail                                                  1,869,665        0.7
Pulp & Paper                                                 1,635,506        0.6
Advertising/Marketing Services                               1,457,275        0.6
Multi-Line Insurance                                         1,427,227        0.5
Finance/Rental/Leasing                                       1,301,795        0.5
Apparel/Footwear Retail                                      1,205,422        0.4
Miscellaneous Commercial Services                            1,128,872        0.4
Specialty Insurance                                          1,000,738        0.4
Packaged Software                                               13,905        0.0
                                                        --------------   --------
                                                        $  260,441,941       99.7%
                                                        ==============   ========

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- GLOBAL DIVIDEND GROWTH PORTFOLIO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments in securities, at value (cost $204,004,339)                            $  251,218,270
Investment in affiliates (cost $9,385,032)                                              9,223,671
Cash (Including foreign currency value at $98 with a cost of $100)                        175,126
Receivable for:
    Dividends                                                                             607,632
    Foreign withholding taxes reclaimed                                                   202,216
Prepaid expenses and other assets                                                          10,158
                                                                                   --------------
    TOTAL ASSETS                                                                      261,437,073
                                                                                   --------------
LIABILITIES:
Payable for:
    Investment advisory fee                                                               145,902
    Administration fee                                                                     17,421
    Distribution fee                                                                       14,219
    Shares of beneficial interest redeemed                                                    733
Accrued expenses and other payables                                                        56,981
                                                                                   --------------
    TOTAL LIABILITIES                                                                     235,256
                                                                                   --------------
    NET ASSETS                                                                     $  261,201,817
                                                                                   ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                                    $  216,311,546
Net unrealized appreciation                                                            47,044,296
Accumulated undistributed net investment income                                         3,172,005
Accumulated net realized loss                                                          (5,326,030)
                                                                                   --------------
    NET ASSETS                                                                     $  261,201,817
                                                                                   ==============
CLASS X SHARES:
Net Assets                                                                         $  192,404,160
Shares Outstanding (UNLIMITED AUTHORIZED SHARES OF $.01 PAR VALUE)                     13,686,535
    NET ASSET VALUE PER SHARE                                                      $        14.06
                                                                                   ==============
CLASS Y SHARES:
Net Assets                                                                         $   68,797,657
Shares Outstanding (UNLIMITED AUTHORIZED SHARES OF $.01 PAR VALUE)                      4,929,171
    NET ASSET VALUE PER SHARE                                                      $        13.96
                                                                                   ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

NET INVESTMENT INCOME:
INCOME
Dividends (net of $288,543 foreign withholding tax)                                $    4,092,115
Dividends from affiliates                                                                 148,672
Interest                                                                                  106,130
                                                                                   --------------
    TOTAL INCOME                                                                        4,346,917
                                                                                   --------------
EXPENSES
Investment advisory fee                                                                   901,874
Administration fee                                                                        107,687
Distribution fee (Class Y shares)                                                          84,346
Custodian fees                                                                             23,889
Professional fees                                                                          18,998
Shareholder reports and notices                                                            17,493
Trustees' fees and expenses                                                                 1,812
Transfer agent fees and expenses                                                              250
Other                                                                                      15,088
                                                                                   --------------
    TOTAL EXPENSES                                                                      1,171,437
                                                                                   --------------
    NET INVESTMENT INCOME                                                               3,175,480
                                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN/(LOSS) ON:
Investments                                                                             8,105,287
Foreign exchange transactions                                                             (62,492)
                                                                                   --------------
    NET REALIZED GAIN                                                                   8,042,795
                                                                                   --------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                                           (14,349,153)
Translation of forward foreign currency contracts, other assets and liabilities
  denominated in foreign currencies                                                       (33,276)
                                                                                   --------------
    NET DEPRECIATION                                                                  (14,382,429)
                                                                                   --------------
    NET LOSS                                                                           (6,339,634)
                                                                                   --------------
NET DECREASE                                                                       $   (3,164,154)
                                                                                   ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE SIX       FOR THE YEAR
                                                                 MONTHS ENDED           ENDED
                                                                 JUNE 30, 2005    DECEMBER 31, 2004
                                                               ----------------   ------------------
                                                                  (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                          $      3,175,480   $        4,157,479
Net realized gain                                                     8,042,795           18,814,334
Net change in unrealized appreciation                               (14,382,429)          14,496,215
                                                               ----------------   ------------------
    NET INCREASE (DECREASE)                                          (3,164,154)          37,468,028
                                                               ----------------   ------------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class X shares                                                       (3,212,516)          (3,177,112)
Class Y shares                                                       (1,016,465)            (789,377)
                                                               ----------------   ------------------
    TOTAL DIVIDENDS                                                  (4,228,981)          (3,966,489)
                                                               ----------------   ------------------
Net decrease from transactions in shares of beneficial
  interest                                                          (12,762,474)         (21,638,972)
                                                               ----------------   ------------------
    NET INCREASE (DECREASE)                                         (20,155,609)          11,862,567

NET ASSETS:
Beginning of period                                                 281,357,426          269,494,859
                                                               ----------------   ------------------
END OF PERIOD
(INCLUDING ACCUMULATED UNDISTRIBUTED NET INVESTMENT
INCOME OF $3,172,005 AND $4,225,506, RESPECTIVELY)             $    261,201,817   $      281,357,426
                                                               ================   ==================

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- GLOBAL DIVIDEND GROWTH PORTFOLIO NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2005 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Variable Investment Series (the "Fund") -- Global Dividend Growth Portfolio (the "Portfolio"), one of 15 separate portfolios, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Portfolio's investment objective is to provide reasonable current income and long-term growth of income and capital. The Fund was organized as a Massachusetts business trust on February 25, 1983 and the Portfolio commenced operations on February 23, 1994. On June 5, 2000, the Portfolio commenced offering one additional class of shares (Class Y).

The Portfolio offers Class X and Class Y shares. The two are identical except that Class Y shares incurs distribution expenses. Class X shares are generally available to holders of contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), an affiliate of the Investment Adviser determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund;
(6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. REPURCHASE AGREEMENTS -- The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The books and records of the Portfolio are maintained in U.S. dollars as follows:
(1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Portfolio records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. EXPENSES -- Direct expenses are charged to the Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

I. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AND SUB-ADVISORY AGREEMENTS
Pursuant to an Investment Advisory Agreement, the Portfolio pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Portfolio determined as of the close of each business day: 0.67% to the portion of daily net assets not exceeding $1 billion; 0.645% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.62% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.595% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.57% to the portion of daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.545% to the portion of daily net assets in excess of $4.5 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Portfolio's daily net assets.

Under a Sub-Advisory Agreement between the Investment Adviser and Sub-Adviser, the Sub-Adviser provides the Portfolio with investment advice and portfolio management relating to the Portfolio's investments in securities, subject to the overall supervision of the Investment Adviser. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Adviser paid the Sub-Adviser compensation of $360,750 for the six months ended June 30, 2005.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser, Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that Class Y shares of the Portfolio will pay a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2005 aggregated $32,680,281 and $49,647,777, respectively. Included in the aforementioned transactions are purchases and sales with Citigroup Inc., an affiliate of the Fund, for $656,937 and $3,941,506, respectively, including a realized loss of $31,031, income of $148,672, and a value of $9,223,671.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator, Distributor and Sub-Adviser, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the six months ended June 30, 2005 included in Trustees' fees and expenses in the Statement of Operations amounted to $226. At June 30, 2005, the Portfolio had an accrued pension liability of $1,442 which is included in accrued expenses in the Statement of Assets and Liabilities. On December 2, 2003, the Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:

                                                     FOR THE SIX                          FOR THE YEAR
                                                     MONTHS ENDED                             ENDED
                                                    JUNE 30, 2005                      DECEMBER 31, 2004
                                           --------------------------------    --------------------------------
                                                      (UNAUDITED)
                                               SHARES             AMOUNT            SHARES           AMOUNT
                                           --------------    --------------    --------------    --------------
CLASS X SHARES
Sold                                              782,971    $   11,225,481         2,247,506    $   29,630,871
Reinvestment of dividends                         228,486         3,212,516           240,690         3,177,112
Redeemed                                       (2,116,783)      (30,329,277)       (5,084,949)      (66,984,704)
                                           --------------    --------------    --------------    --------------
Net decrease -- Class X                        (1,105,326)      (15,891,280)       (2,596,753)      (34,176,721)
                                           --------------    --------------    --------------    --------------
CLASS Y SHARES
Sold                                              564,703         8,025,809         1,501,824        19,677,928
Reinvestment of dividends                          72,813         1,016,465            60,212           789,377
Redeemed                                         (416,153)       (5,913,468)         (601,676)       (7,929,556)
                                           --------------    --------------    --------------    --------------
Net increase -- Class Y                           221,363         3,128,806           960,360        12,537,749
                                           --------------    --------------    --------------    --------------
Net decrease in the Portfolio                    (883,963)   $  (12,762,474)       (1,636,393)   $  (21,638,972)
                                           ==============    ==============    ==============    ==============

6. FEDERAL INCOME TAX STATUS
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2004, the Portfolio had a net capital loss carryforward of approximately $13,005,000 which will expire on December 31, 2011 to offset future capital gains to the extent provided by regulations.

As of December 31, 2004, the Portfolio had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and foreign tax credit pass-through.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
The Portfolio may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At June 30, 2005, the Portfolio's cash balance consisted principally of interest bearing deposits with J.P. Morgan Chase Bank, the custodian of the Portfolio.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- GLOBAL DIVIDEND GROWTH PORTFOLIO FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                 FOR THE SIX                      FOR THE YEAR ENDED DECEMBER 31,
                                                 MONTHS ENDED      --------------------------------------------------------------
                                                JUNE 30, 2005         2004         2003         2002         2001         2000*
                                                -------------      ----------   ----------   ----------   ----------   ----------
                                                  (UNAUDITED)
CLASS X SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period            $       14.46      $    12.77   $     9.87   $    11.47   $    12.73   $    14.44
                                                -------------      ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment income++                                0.17            0.21         0.18         0.21         0.21         0.24
  Net realized and unrealized gain (loss)               (0.33)           1.68         2.94        (1.62)       (1.00)       (0.64)
                                                -------------      ----------   ----------   ----------   ----------   ----------
Total income (loss) from investment
 operations                                             (0.16)           1.89         3.12        (1.41)       (0.79)       (0.40)
                                                -------------      ----------   ----------   ----------   ----------   ----------
Less dividends and distributions from:
  Net investment income                                 (0.24)          (0.20)       (0.22)       (0.19)       (0.33)       (0.09)
  Net realized gain                                         -               -            -            -        (0.14)       (1.22)
                                                -------------      ----------   ----------   ----------   ----------   ----------
Total dividends and distributions                       (0.24)          (0.20)       (0.22)       (0.19)       (0.47)       (1.31)
                                                -------------      ----------   ----------   ----------   ----------   ----------

Net asset value, end of period                  $       14.06      $    14.46   $    12.77   $     9.87   $    11.47   $    12.73
                                                =============      ==========   ==========   ==========   ==========   ==========
TOTAL RETURN+                                           (1.12)%(2)      14.93%       32.07%      (12.52)%      (6.25)%      (2.50)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                 0.81%(3)        0.81%        0.82%        0.81%        0.80%        0.80%
Net investment income                                    2.42%(3)        1.58%        1.73%        1.96%        1.76%        1.88%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $     192,404      $  213,836   $  221,971   $  201,022   $  285,158   $  373,770
Portfolio turnover rate                                    12%(2)          21%         103%          17%           9%          40%

----------
 * PRIOR TO JUNE 5, 2000, THE PORTFOLIO ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE PORTFOLIO HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(2) NOT ANNUALIZED.
(3) ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                FOR THE SIX                      FOR THE YEAR ENDED DECEMBER 31,
                                                MONTHS ENDED      --------------------------------------------------------------
                                               JUNE 30, 2005         2004         2003         2002         2001         2000*
                                               -------------      ----------   ----------   ----------   ----------   ----------
                                                 (UNAUDITED)
CLASS Y SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period           $       14.34      $    12.68   $     9.82   $    11.43   $    12.71   $    13.96
                                               -------------      ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment income++                               0.16            0.18         0.15         0.18         0.15         0.08
  Net realized and unrealized gain (loss)              (0.33)           1.66         2.91        (1.61)       (0.96)       (0.11)
                                               -------------      ----------   ----------   ----------   ----------   ----------
Total income (loss) from investment
 operations                                            (0.17)           1.84         3.06        (1.43)       (0.81)       (0.03)
                                               -------------      ----------   ----------   ----------   ----------   ----------
Less dividends and distributions from:
  Net investment income                                (0.21)          (0.18)       (0.20)       (0.18)       (0.33)           -
  Net realized gain                                        -               -            -            -        (0.14)       (1.22)
                                               -------------      ----------   ----------   ----------   ----------   ----------
Total dividends and distributions                      (0.21)          (0.18)       (0.20)       (0.18)       (0.47)       (1.22)
                                               -------------      ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                 $       13.96      $    14.34   $    12.68   $     9.82   $    11.43   $    12.71
                                               =============      ==========   ==========   ==========   ==========   ==========
TOTAL RETURN+                                          (1.19)%(2)      14.65%       31.64%      (12.72)%      (6.44)%       0.07%(2)

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                1.06%(3)        1.05%        1.07%        1.06%        1.05%        1.05%(3)
Net investment income                                   2.17%(3)        1.34%        1.48%        1.71%        1.51%        1.14%(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands        $      68,798      $   67,522   $   47,524   $   20,981   $   10,494   $    2,211
Portfolio turnover rate                                   12%(2)          21%         103%          17%           9%          40%

----------
 *  FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(2) NOT ANNUALIZED.
(3) ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD
Mitchell M. Merin
PRESIDENT
Ronald E. Robison
EXECUTIVE VICE PRESIDENT and PRINCIPAL EXECUTIVE OFFICER
Joseph J. McAlinden
VICE PRESIDENT
Barry Fink
VICE PRESIDENT
Amy R. Doberman
VICE PRESIDENT
Carsten Otto
CHIEF COMPLIANCE OFFICER
Stefanie V. Chang
VICE PRESIDENT
Francis J. Smith
TREASURER and CHIEF FINANCIAL OFFICER
Thomas F. Caloia
VICE PRESIDENT
Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

SUB-ADVISOR
Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, United Kingdom E14 4QA


The financial statements included herein have been taken from the records of the Portfolio without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Portfolio's Statement of Additional Information contains additional information about the Portfolio, including its tustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

                                                              RA05-00683P-Y06/05

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS

                                                         MORGAN STANLEY VARIABLE
                                                     INVESTMENT SERIES -- GLOBAL
                                                       DIVIDEND GROWTH PORTFOLIO

                                                               SEMIANNUAL REPORT
                                                                   JUNE 30, 2005

[MORGAN STANLEY LOGO]

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY VARIABLE INVESTMENT SERIES -- HIGH YIELD PORTFOLIO PERFORMED DURING THE SEMIANNUAL PERIOD. WE WILL PROVIDE AN OVERVIEW OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT AFFECTED PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT INCLUDES THE PORTFOLIO'S FINANCIAL STATEMENTS AND A LIST OF PORTFOLIO INVESTMENTS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE PORTFOLIO WILL DECLINE AND, THEREFORE, THE VALUE OF THE PORTFOLIO'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS PORTFOLIO. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

FUND REPORT
For the six months ended June 30, 2005

TOTAL RETURN FOR THE 6 MONTHS ENDED JUNE 30, 2005

                            CSFB      LEHMAN BROTHERS
                      HIGH YIELD           HIGH YIELD
CLASS X   CLASS Y       INDEX(1)             INDEX(2)
  0.38%     0.25%         0.77%                1.11%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR PERFORMANCE INFORMATION AND INDEX DEFINITIONS.

MARKET CONDITIONS

After performing at an extremely brisk clip in 2003 and 2004, the high yield market generated more muted gains for the six-month period ending June 30, 2005. Despite good economic growth, strong underlying company fundamentals, reasonable corporate earnings, low default rates and improving credit qualities, the market encountered considerable volatility. In January, heavy new issuance created a less favorable supply-and-demand relationship, and gave investors pause. Of greater consequence, however, was General Motors' mid-March announcement of production cuts and poor earnings for the next quarter. The realization that such a bellwether company was struggling so significantly exacerbated the woes of the auto industry and cast a grim shadow across the market overall. Moreover, high yield markets were unsettled by the prospect that General Motors would move from the high grade to the high yield universe. Such a move, it was feared, could trigger a sell-off of other high yield bonds, as investors moved to purchase General Motors debt. Against this backdrop, the market declined through April.

The reporting period finished on a brighter note, however. The market became more comfortable with the inclusion of General Motors and Ford Motor in the high yield arena, while new issuance slowed. Investors returned their attention to company fundamentals and favorable economic and corporate data.

Overall, the higher rated segment of the high yield universe greatly outperformed issues rated CCC and lower. From an industry perspective, wireless communications, telecommunications and food/tobacco fared the best, while transportation, aerospace and forest products lagged most significantly.

PERFORMANCE ANALYSIS

The High Yield Portfolio underperformed the CSFB High Yield Index and the Lehman Brothers High Yield Index for the six-month period ended June 30, 2005.

During the period, the Portfolio benefited from its underweighting in transportation securities relative to the CSFB High Yield Index. Moreover, among the transportation securities the Portfolio did hold, our investment discipline had led us to de-emphasize auto and auto related companies; this positioning proved advantageous as these securities were penalized by the market with added force. Security selection in wireless communications also enhanced performance. The sector performed well overall, and several of the Portfolio's positions were particularly rewarded for their strong fundamentals.

In contrast, forest products, housing and manufacturing securities slowed the Portfolio's pace. Within housing, exposure to highly leveraged building product companies hindered performance as investors worried about a potential decline in home construction. Forest and manufacturing securities detracted from overall returns due to company-specific reasons.

At the close of the reporting period, chemicals, housing, energy and manufacturing represented the largest overweightings in the Portfolio relative to the CSFB High Yield Index. Utilities, broadcasting, information, technology, telecommunications and gaming/leisure were the most significantly underweighted exposures. We note, however, that the overall sector weightings of the Portfolio are the result of our conviction in individual securities, not reflection of a sector-driven strategy. The overall credit quality of the Portfolio was B at the close of the period, in line with that of the index.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

TOP FIVE INDUSTRIES

Chemicals: Specialty                         6.9%
Electric Utilities                           6.5
Cable/Satellite Tv                           4.2
Casinos/Gaming                               4.0
Specialty Telecommunications                 3.6

LONG-TERM CREDIT ANALYSIS

A/A and above                                4.5%
Baa/BBB                                      1.0
BB                                          19.5
B/B                                         50.4
CCC or Below                                22.5
NR                                           2.1

DATA AS OF JUNE 30, 2005. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR TOP FIVE INDUSTRIES ARE AS A PERCENTAGE OF NET ASSETS AND ALL PERCENTAGES FOR LONG-TERM CREDIT ANALYSIS ARE AS A PERCENTAGE OF TOTAL LONG-TERM INVESTMENTS. THESE DATA ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

INVESTMENT STRATEGY

THE PORTFOLIO WILL NORMALLY INVEST AT LEAST 80% OF ITS ASSETS IN FIXED-INCOME SECURITIES (INCLUDING ZERO COUPON SECURITIES) RATED BELOW BAA BY MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") OR BELOW BBB BY STANDARD & POOR'S RATINGS GROUP, A DIVISION OF THE MCGRAW HILL COMPANIES, INC. ("S&P") OR IN NON-RATED SECURITIES CONSIDERED BY THE PORTFOLIO'S INVESTMENT ADVISER TO BE APPROPRIATE INVESTMENTS FOR THE PORTFOLIO. SUCH SECURITIES MAY ALSO INCLUDE "RULE 144A" SECURITIES, WHICH ARE SUBJECT TO RESALE RESTRICTIONS. SHAREHOLDERS OF THE PORTFOLIO WILL RECEIVE AT LEAST 60 DAYS PRIOR NOTICE OF ANY CHANGES IN THIS POLICY. SECURITIES RATED BELOW BAA OR BBB ARE COMMONLY KNOWN AS "JUNK BONDS." THERE ARE NO MINIMUM QUALITY RATINGS FOR INVESTMENTS, AND AS SUCH THE PORTFOLIO MAY INVEST IN SECURITIES WHICH NO LONGER MAKE PAYMENTS OF INTEREST OR PRINCIPAL.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY PORTFOLIO PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE PORTFOLIO'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, www.morganstanley.com. EACH MORGAN STANLEY PORTFOLIO ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, http://www.sec.gov. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (publicinfo@sec.gov) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE PORTFOLIO'S PROXY VOTING POLICY AND PROCEDURES WITHOUT CHARGE, UPON REQUEST, BY CALLING TOLL FREE 800-869-NEWS OR BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. IT IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

YOU MAY OBTAIN INFORMATION REGARDING HOW THE PORTFOLIO VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30 BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED JUNE 30, 2005

                                                  CLASS X SHARES       CLASS Y SHARES
                                                 (SINCE 03/09/84)     (SINCE 06/05/00)
1 YEAR                                                   8.81%(3)             8.53%(3)
5 YEARS                                                 (9.51)(3)            (9.78)(3)
10 YEARS                                                (3.31)(3)               --
SINCE INCEPTION                                          3.53(3)             (9.60)(3)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT www.morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

(1) THE CREDIT SUISSE FIRST BOSTON (CSFB) HIGH YIELD INDEX IS DESIGNED TO MIRROR THE INVESTIBLE UNIVERSE OF THE $US-DENOMINATED HIGH YIELD DEBT MARKET. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX TO THE CSFB HIGH YIELD INDEX TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTIBLE UNIVERSE.

(2) THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX TRACKS THE PERFORMANCE OF ALL BELOW INVESTMENT-GRADE SECURITIES WHICH HAVE AT LEAST $100 MILLION IN OUTSTANDING ISSUANCE, A MATURITY GREATER THAN ONE YEAR, AND ARE ISSUED IN FIXED-RATE U.S. DOLLAR DENOMINATIONS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3) FIGURE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE UNDERLYING PORTFOLIO BASED ON NET ASSET VALUE (NAV). IT DOES NOT REFLECT THE DEDUCTION OF INSURANCE EXPENSES, AN ANNUAL CONTRACT MAINTENANCE FEE, OR SURRENDER CHARGES.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/05 - 06/30/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                             BEGINNING          ENDING           EXPENSES PAID
                                                           ACCOUNT VALUE     ACCOUNT VALUE       DURING PERIOD*
                                                           -------------     -------------       --------------
                                                                                                    01/01/05-
                                                              01/01/05          06/30/05            06/30/05
                                                           -------------     -------------       --------------
CLASS X
Actual (0.38% return)                                      $    1,000.00     $    1,003.80       $         3.97
Hypothetical (5% annual return before expenses)            $    1,000.00     $    1,020.83       $         4.01

CLASS Y
Actual (0.25% return)                                      $    1,000.00     $    1,002.50       $         5.21
Hypothetical (5% annual return before expenses)            $    1,000.00     $    1,019.59       $         5.26

----------
  * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.80% AND 1.05% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was lower than its performance peer group average for all three periods. The Board discussed with the Adviser possible steps to improve performance. The Adviser informed the Board that, in an effort to try to improve performance, the Adviser appointed a new co-head of the Portfolio's investment team in early 2004, has tightened the investment process and implemented additional risk controls. The Board considered that relative performance had improved in the most recent one-year period and concluded that the actions taken by the Adviser were reasonably designed to improve performance.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio's total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board concluded that the Portfolio's management fee and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser. The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board concluded that the float benefits were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Portfolio ("soft dollars"). The Board noted that the Portfolio invests only in fixed income securities, which do not generate soft dollars.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

 PRINCIPAL
 AMOUNT IN                                                                   COUPON           MATURITY
 THOUSANDS                                                                    RATE              DATE          VALUE
------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS (89.9%)
               ADVERTISING/MARKETING SERVICES (0.4%)
$        130   Interpublic Group of Companies, Inc. (The)                      5.40%          11/15/09   $       124,285
         180   Interpublic Group of Companies, Inc. (The)                      6.25           11/15/14           168,987
                                                                                                         ---------------
                                                                                                                 293,272
                                                                                                         ---------------
               AEROSPACE & DEFENSE (0.9%)
         650   K&F Acquisition Inc. - 144A*                                    7.75           11/15/14           667,875
                                                                                                         ---------------
               ALTERNATIVE POWER GENERATION (0.8%)
         628   Ormat Funding Corp.                                             8.25           12/30/20           637,654
                                                                                                         ---------------
               ALUMINUM (0.9%)
         665   Novelis, Inc. - 144A*                                           7.25           02/15/15           670,819
                                                                                                         ---------------
               APPAREL/FOOTWEAR (1.1%)
         740   Levi Strauss & Co.                                              7.73           04/01/12           703,000
         180   Oxford Industries, Inc.                                        8.875           06/01/11           193,500
                                                                                                         ---------------
                                                                                                                 896,500
                                                                                                         ---------------
               APPAREL/FOOTWEAR RETAIL (0.4%)
         330   Brown Shoe Co., Inc. - 144A*                                    8.75           05/01/12           345,675
                                                                                                         ---------------
               AUTO PARTS: O.E.M. (1.4%)
         180   ArvinMeritor, Inc.                                              8.75           03/01/12           188,550
         185   Lear Corp. (Series B)                                           8.11           05/15/09           191,455
         220   Meritor Automotive Inc.                                         6.80           02/15/09           218,900
         470   TRW Automotive, Inc.                                           9.375           02/15/13           522,875
                                                                                                         ---------------
                                                                                                               1,121,780
                                                                                                         ---------------
               BROADCASTING (0.9%)
         671   Canwest Media Inc.                                              8.00           09/15/12           709,584
                                                                                                         ---------------
               BUILDING PRODUCTS (2.3%)
         115   Interface Inc.                                                  7.30           04/01/08           117,875
         455   Interface Inc.                                                  9.50           02/01/14           466,375
         145   Interface Inc.                                                10.375           02/01/10           160,225
         600   Nortek Inc.                                                     8.50           09/01/14           561,000
         590   NTK Holdings Inc. - 144A*                                      10.75##         03/01/14           280,250
         235   PLY Gem Industries, Inc.                                        9.00           02/15/12           199,750
                                                                                                         ---------------
                                                                                                               1,785,475
                                                                                                         ---------------
               CABLE/SATELLITE TV (4.2%)
         270   Cablevision Systems Corp. (Series B)                            7.89**         04/01/09           272,025
         225   Charter Communications Holdings LLC                            9.625           11/15/09           169,312
         245   Charter Communications Holdings LLC                            10.75           10/01/09           190,488

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                   COUPON           MATURITY
 THOUSANDS                                                                    RATE              DATE          VALUE
------------------------------------------------------------------------------------------------------------------------
$        325   Charter Communications Holdings/
                Charter Capital                                               11.75##%        05/15/11   $       216,937
         245   Echostar DBS Corp.                                             6.375           10/01/11           244,081
         330   Intelsat Bermuda Ltd. - 144A*                                  7.805**         01/15/12           337,425
          45   Intelsat Bermuda Ltd. - 144A*                                   8.25           01/15/13            46,687
         440   Intelsat Bermuda Ltd. - 144A*                                  8.625           01/15/15           466,400
         715   Kabel Deutschland - 144A* (Germany)                           10.625           07/01/14           779,350
         170   Renaissance Media Group LLC                                    10.00           04/15/08           169,150
         535   Telenet Group Holding NV - 144A*
                (Belgium)                                                     11.50##         06/15/14           418,638
                                                                                                         ---------------
                                                                                                               3,310,493
                                                                                                         ---------------
               CASINO/GAMING (4.0%)
       4,485   Aladdin Gaming Holdings/Capital
                Corp. LLC (Series B) (a) (b) (f)                              13.50           03/01/10                 0
         600   Harrah's Operating Co., Inc.                                   7.875           12/15/05           610,500
         605   Isle of Capri Casinos                                           7.00           03/01/14           611,050
       1,225   MGM Mirage Inc.                                                 6.00           10/01/09         1,237,250
       7,210   Resort At Summerlin LP/Ras Co.
                (Series B) (a) (b) (f)                                        13.00#          12/15/07                 0
         700   Station Casinos, Inc.                                           6.00           04/01/12           714,000
                                                                                                         ---------------
                                                                                                               3,172,800
                                                                                                         ---------------
               CHEMICALS: AGRICULTURAL (0.0%)
           8   IMC Global Inc. (Series B)                                    10.875           06/01/08             9,040
                                                                                                         ---------------
               CHEMICALS: MAJOR DIVERSIFIED (0.8%)
         175   Huntsman Advanced Materials
                Corp. - 144A*                                                 11.00           07/15/10           198,625
         437   Huntsman ICI Chemicals                                        10.125           07/01/09           451,749
                                                                                                         ---------------
                                                                                                                 650,374
                                                                                                         ---------------
               CHEMICALS: SPECIALTY (6.9%)
         490   Equistar Chemical Funding                                     10.125           09/01/08           532,875
         185   Equistar Chemical Funding                                     10.625           05/01/11           205,119
         410   Innophos Inc. - 144A*                                          8.875           08/15/14           420,250
         209   Innophos Inc. - 144A*                                         10.771           02/15/15           193,743
         200   ISP Chemco                                                     10.25           07/01/11           219,000
         750   ISP Holdings Inc. (Series B)                                  10.625           12/15/09           810,000
         135   Koppers Industry Inc.                                          9.875           10/15/13           146,475
         375   Lyondell Chemical Co.                                          10.50           06/01/13           430,781
         180   Millennium America, Inc.                                        7.00           11/15/06           184,950
         318   Millennium America, Inc.                                        9.25           06/15/08           345,825

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                   COUPON           MATURITY
 THOUSANDS                                                                    RATE              DATE          VALUE
------------------------------------------------------------------------------------------------------------------------
$        165   Nalco Co.                                                       7.75%          11/15/11   $       176,550
         625   Nalco Co.                                                      8.875           11/15/13           673,437
         430   Rhodia SA (France)                                             8.875           06/01/11           416,025
         600   Rockwood Specialties, Inc.                                    10.625           05/15/11           664,500
                                                                                                         ---------------
                                                                                                               5,419,530
                                                                                                         ---------------
               COAL (0.2%)
         140   Foundation PA Coal Co.                                          7.25           08/01/14           147,700
                                                                                                         ---------------
               CONSTRUCTION MATERIALS (0.5%)
         435   RMCC Acquisition Co. - 144A*                                    9.50           11/01/12           417,600
                                                                                                         ---------------
               CONSUMER SUNDRIES (0.3%)
         280   Amscan Holdings, Inc.                                           8.75           05/01/14           257,600
                                                                                                         ---------------
               CONTAINERS/PACKAGING (3.0%)
         215   Graham Packaging Company Inc. - 144A*                           8.50           10/15/12           218,225
         415   Graham Packaging Company Inc. - 144A*                          9.875           10/15/14           418,112
         555   Graphic Packaging International Corp.                           9.50           08/15/13           561,937
         400   Owens-Brockway Glass Containers Corp.                           8.75           11/15/12           443,000
          60   Owens-Illinois Inc.                                             7.35           05/15/08            62,550
         285   Owens-Illinois Inc.                                             7.50           05/15/10           300,675
         135   Pliant Corp. (Issued 04/10/02)                                 13.00           06/01/10           110,025
         290   Pliant Corp. (Issued 08/29/00)                                 13.00           06/01/10           236,350
                                                                                                         ---------------
                                                                                                               2,350,874
                                                                                                         ---------------
               DRUGSTORE CHAINS (1.4%)
         150   Jean Coutu Group PJC Inc. (Canada)                             7.625           08/01/12           155,625
         635   Jean Coutu Group PJC Inc. (Canada)                              8.50           08/01/14           630,237
         305   Rite Aid Corp.                                                 8.125           05/01/10           315,675
                                                                                                         ---------------
                                                                                                               1,101,537
                                                                                                         ---------------
               ELECTRIC UTILITIES (5.8%)
         370   AES Corp. (The)                                                 7.75           03/01/14           403,300
          42   AES Corp. (The)                                                8.875           02/15/11            47,040
          54   AES Corp. (The)                                                9.375           09/15/10            61,425
         150   AES Corp. (The) - 144A*                                         9.00           05/15/15           169,125
         300   Allegheny Energy, Inc.                                          7.75           08/01/05           301,050
          50   CMS Energy Corp.                                                7.50           01/15/09            52,875
         510   CMS Energy Corp.                                                8.50           04/15/11           571,200
         115   IPALCO Enterprises, Inc.                                       8.625           11/14/11           129,950
         365   Monongahela Power Co.                                           5.00           10/01/06           368,064
         415   MSW Energy Holdings/Finance                                    7.375           09/01/10           427,450
          80   MSW Energy Holdings/Finance                                     8.50           09/01/10            85,000

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                   COUPON           MATURITY
 THOUSANDS                                                                    RATE              DATE          VALUE
------------------------------------------------------------------------------------------------------------------------
$        290   Nevada Power Co.                                                8.25%          06/01/11   $       328,425
         405   Nevada Power Co.                                                9.00           08/15/13           457,650
          25   PSEG Energy Holdings Inc.                                       7.75           04/16/07            25,938
         320   PSEG Energy Holdings Inc.                                      8.625           02/15/08           341,600
         470   Reliant Energy, Inc.                                            6.75           12/15/14           461,775
         325   TNP Enterprises, Inc.                                          10.25           04/01/10           343,038
                                                                                                         ---------------
                                                                                                               4,574,905
                                                                                                         ---------------
               ELECTRICAL PRODUCTS (1.0%)
         610   Rayovac Corp.                                                   8.50           10/01/13           640,500
         135   Rayovac Corp. - 144A*                                          7.375           02/01/15           131,288
                                                                                                         ---------------
                                                                                                                 771,788
                                                                                                         ---------------
               ELECTRONIC COMPONENTS (0.6%)
         525   Sanmina-SCI Corp. - 144A*                                       6.75           03/01/13           504,000
                                                                                                         ---------------
               ENVIRONMENTAL SERVICES (1.3%)
         190   Allied Waste North America, Inc.                               6.375           04/15/11           183,350
         355   Allied Waste North America, Inc.                               7.875           04/15/13           364,762
          55   Allied Waste North America, Inc.                                8.50           12/01/08            57,956
           9   Allied Waste North America, Inc.                                9.25           09/01/12             9,765
         280   Allied Waste North America, Inc. - 144A*                        7.25           03/15/15           272,300
          95   Allied Waste North America, Inc. (Series B)                    8.875           04/01/08           100,225
                                                                                                         ---------------
                                                                                                                 988,358
                                                                                                         ---------------
               FINANCIAL CONGLOMERATES (0.8%)
          75   General Motors Acceptance Corp.                                6.875           09/15/11            69,316
         585   General Motors Acceptance Corp.                                6.875           08/28/12           536,251
                                                                                                         ---------------
                                                                                                                 605,567
                                                                                                         ---------------
               FOOD RETAIL (0.8%)
         218   CA FM Lease Trust - 144A*                                       8.50           07/15/17           249,511
         350   Delhaize America, Inc.                                         8.125           04/15/11           394,304
                                                                                                         ---------------
                                                                                                                 643,815
                                                                                                         ---------------
               FOOD: MAJOR DIVERSIFIED (0.0%)
           1   Dole Food Company, Inc.                                        8.875           03/15/11             1,072
                                                                                                         ---------------
               FOOD: MEAT/FISH/DAIRY (2.8%)
         325   Michael Foods Inc. (Series B)                                   8.00           11/15/13           332,312
         710   Pilgrim's Pride Corp.                                          9.625           09/15/11           779,225
         265   PPC Escrow Corp.                                                9.25           11/15/13           295,475
         130   Smithfield Foods Inc.                                           7.00           08/01/11           137,475
          75   Smithfield Foods Inc.                                           7.75           05/15/13            82,125

                       SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                   COUPON           MATURITY
 THOUSANDS                                                                    RATE              DATE          VALUE
------------------------------------------------------------------------------------------------------------------------
$        535   Smithfield Foods Inc. (Series B)                                8.00%          10/15/09   $       580,475
                                                                                                         ---------------
                                                                                                               2,207,087
                                                                                                         ---------------
               FOREST PRODUCTS (0.9%)
EUR      200   Crown Euro Holdings SA (France)                                 6.25           09/01/11           255,978
$         70   Tembec Industries Inc. (Canada)                                 7.75           03/15/12            51,800
         475   Tembec Industries Inc. (Canada)                                 8.50           02/01/11           369,313
                                                                                                         ---------------
                                                                                                                 677,091
                                                                                                         ---------------
               GAS DISTRIBUTORS (1.1%)
         380   Dynegy Holdings, Inc.                                          6.875           04/01/11           377,150
         425   Dynegy Holdings, Inc. - 144A*                                  9.875           07/15/10           471,750
          45   Northwest Pipeline Corp.                                       8.125           03/01/10            49,050
                                                                                                         ---------------
                                                                                                                 897,950
                                                                                                         ---------------
               HOME BUILDING (1.0%)
          80   Tech Olympic USA, Inc.                                          7.50           01/15/15            72,400
         300   Tech Olympic USA, Inc.                                        10.375           07/01/12           315,000
         355   Tech Olympic USA, Inc. (Issued 02/03/03)                        9.00           07/01/10           366,981
          70   Tech Olympic USA, Inc. (Issued 11/27/02)                        9.00           07/01/10            72,363
                                                                                                         ---------------
                                                                                                                 826,744
                                                                                                         ---------------
               HOME FURNISHINGS (0.2%)
         165   Tempur-Pedic Inc.                                              10.25           08/15/10           182,325
                                                                                                         ---------------
               HOSPITAL/NURSING MANAGEMENT (1.5%)
         335   Community Health System Inc.                                    6.50           12/15/12           342,537
         405   Medcath Holdings Corp.                                         9.875           07/15/12           454,612
         125   Tenet Healthcare Corp.                                         7.375           02/01/13           124,063
         210   Tenet Healthcare Corp.                                         9.875           07/01/14           226,275
                                                                                                         ---------------
                                                                                                               1,147,487
                                                                                                         ---------------
               HOTELS/RESORTS/CRUISELINES (0.3%)
         190   Starwood Hotels & Resorts Worldwide, Inc.                      7.875           05/01/12           215,175
                                                                                                         ---------------
               HOUSEHOLD/PERSONAL CARE (0.2%)
         175   Del Laboratories, Inc.                                          8.00           02/01/12           151,375
                                                                                                         ---------------
               INDUSTRIAL MACHINERY (1.0%)
         120   Flowserve Corp.                                                12.25           08/15/10           130,200
         140   Goodman Global Holding Company,
                Inc. - 144A*                                                   6.41**         06/15/12           138,600
         580   Goodman Global Holding Company,
                Inc. - 144A*                                                  7.875           12/15/12           539,400
                                                                                                         ---------------
                                                                                                                 808,200
                                                                                                         ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                   COUPON           MATURITY
 THOUSANDS                                                                    RATE              DATE          VALUE
------------------------------------------------------------------------------------------------------------------------
               INDUSTRIAL SPECIALTIES (1.3%)
$        560   Johnsondiversy, Inc.                                           9.625%          05/15/12   $       571,200
         405   UCAR Finance, Inc.                                             10.25           02/15/12           428,288
                                                                                                         ---------------
                                                                                                                 999,488
                                                                                                         ---------------
               INVESTMENT BANKS/BROKERS (0.9%)
         670   Refco Finance Holdings                                          9.00           08/01/12           713,550
                                                                                                         ---------------
               INVESTMENT MANAGERS (0.4%)
         315   JSG Funding PLC (Ireland)                                      9.625           10/01/12           316,575
                                                                                                         ---------------
               MEDICAL DISTRIBUTORS (0.5%)
          95   AmerisourceBergen Corp.                                         7.25           11/15/12           105,094
         290   AmerisourceBergen Corp.                                        8.125           09/01/08           316,100
                                                                                                         ---------------
                                                                                                                 421,194
                                                                                                         ---------------
               MEDICAL SPECIALTIES (0.4%)
         155   Fisher Scientific International, Inc.                           6.75           08/15/14           162,750
         180   Fisher Scientific International, Inc. - 144A*                  6.125           07/01/15           181,125
                                                                                                         ---------------
                                                                                                                 343,875
                                                                                                         ---------------
               MEDICAL/NURSING SERVICES (1.3%)
         330   DaVita Inc. - 144A*                                            6.625           03/15/13           342,375
         570   Fresenius Medical Care Capital Trust                           7.875           06/15/11           615,600
          80   National Nephrology Assoc. Inc. - 144A*                         9.00           11/01/11            90,200
                                                                                                         ---------------
                                                                                                               1,048,175
                                                                                                         ---------------
               METAL FABRICATIONS (1.4%)
         215   General Cable Corp.                                             9.50           11/15/10           231,125
         380   Hexcell Corp.                                                   6.75           02/01/15           381,900
         580   Trimas Corp.                                                   9.875           06/15/12           490,100
                                                                                                         ---------------
                                                                                                               1,103,125
                                                                                                         ---------------
               MISCELLANEOUS COMMERCIAL SERVICES (2.1%)
          75   Advanstar Communications, Inc.                                 10.75           08/15/10            82,312
         501   Advanstar Communications, Inc.                                10.768**         08/15/08           537,653
         295   Iron Mountain Inc.                                              7.75           01/15/15           297,950
         585   Iron Mountain Inc.                                             8.625           04/01/13           608,400
         215   Vertis Inc. - 144A*                                            13.50           12/07/09           161,519
                                                                                                         ---------------
                                                                                                               1,687,834
                                                                                                         ---------------
               MISCELLANEOUS MANUFACTURING (1.4%)
       1,225   Associated Materials Inc.                                      11.25##         03/01/14           784,000
         330   Propex Fabrics Inc.                                            10.00           12/01/12           315,150
                                                                                                         ---------------
                                                                                                               1,099,150
                                                                                                         ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                   COUPON           MATURITY
 THOUSANDS                                                                    RATE              DATE          VALUE
------------------------------------------------------------------------------------------------------------------------
               MOVIES/ENTERTAINMENT (0.4%)
$        285   AMC Entertainment Inc.                                         7.518%          08/15/10   $       296,044
                                                                                                         ---------------
               OIL & GAS PIPELINES (3.2%)
         950   El Paso Production Holdings                                     7.75           06/01/13         1,018,875
         375   Pacific Energy Partners/Finance                                7.125           06/15/14           392,344
         155   Southern Natural Gas                                           8.875           03/15/10           170,799
         835   Williams Companies, Inc. (The)                                 7.875           09/01/21           953,988
                                                                                                         ---------------
                                                                                                               2,536,006
                                                                                                         ---------------
               OIL & GAS PRODUCTION (3.0%)
         570   Chesapeake Energy Corp.                                         7.50           09/15/13           619,875
          28   Chesapeake Energy Corp.                                         7.75           01/15/15            30,380
         185   Chesapeake Energy Corp. - 144A*                                6.625           01/15/16           191,937
         575   Hilcorp Energy/Finance - 144A*                                 10.50           09/01/10           638,250
         140   Magnum Hunter Resources, Inc.                                   9.60           03/15/12           156,100
         275   Plains E & P Corp.                                             7.125           06/15/14           295,625
         385   Vintage Petroleum, Inc.                                        7.875           05/15/11           408,100
                                                                                                         ---------------
                                                                                                               2,340,267
                                                                                                         ---------------
               OIL REFINING/MARKETING (1.3%)
         390   CITGO Petroleum Corp.                                           6.00           10/15/11           390,975
         345   Husky Oil Ltd.                                                  8.90           08/15/28           383,230
         255   Tesoro Petroleum Corp.                                         9.625           04/01/12           283,369
                                                                                                         ---------------
                                                                                                               1,057,574
                                                                                                         ---------------
               OILFIELD SERVICES/EQUIPMENT (1.3%)
         175   CIE Generale de Geophysique SA - 144A*                          7.50           05/15/15           183,312
         135   Hanover Compressor Co.                                         8.625           12/15/10           143,437
         185   Hanover Compressor Co.                                          9.00           06/01/14           197,950
         300   Hanover Equipment Trust 2001 A
                (Series A)                                                     8.50           09/01/08           313,500
         210   Hanover Equipment Trust 2001 B
                (Series B)                                                     8.75           09/01/11           224,175
                                                                                                         ---------------
                                                                                                               1,062,374
                                                                                                         ---------------
               OTHER METALS/MINERALS (0.0%)
         355   Murrin Holdings Property Ltd.
                (Australia)(b)(f)                                             9.375           08/31/07                 0
                                                                                                         ---------------
               OTHER TRANSPORTATION (1.0%)
         470   CHC Helicopter Corp.                                           7.375           05/01/14           471,175
         330   CHC Helicopter Corp. - 144A*                                   7.375           05/01/14           330,825
                                                                                                         ---------------
                                                                                                                 802,000
                                                                                                         ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                   COUPON           MATURITY
 THOUSANDS                                                                    RATE              DATE          VALUE
------------------------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS: MAJOR (1.1%)
$        200   VWR International Inc.                                         6.875%          04/15/12   $       198,000
         250   VWR International Inc.                                          8.00           04/15/14           239,375
         400   Warner Chilcott Corp. - 144A*                                   8.75           02/01/15           391,000
                                                                                                         ---------------
                                                                                                                 828,375
                                                                                                         ---------------
               PUBLISHING: BOOKS/MAGAZINES (2.7%)
         206   Dex Media East/Finance                                        12.125           11/15/12           247,715
         327   Dex Media West/Finance                                         9.875           08/15/13           374,415
          60   Houghton Mifflin Co.                                            8.25           02/01/11            62,550
         515   Houghton Mifflin Co.                                           9.875           02/01/13           552,337
         290   Houghton Mifflin Co.                                           11.50##         10/15/13           213,150
         640   PRIMEDIA, Inc.                                                 8.875           05/15/11           673,600
                                                                                                         ---------------
                                                                                                               2,123,767
                                                                                                         ---------------
               PULP & PAPER (1.8%)
         315   Abitibi-Consolidated Inc. (Canada)                              6.00           06/20/13           291,375
         215   Abitibi-Consolidated Inc. (Canada)                              7.75           06/15/11           217,150
         830   Georgia-Pacific Corp.                                          8.875           02/01/10           946,200
                                                                                                         ---------------
                                                                                                               1,454,725
                                                                                                         ---------------
               REAL ESTATE INVESTMENT TRUSTS (0.8%)
          57   HMH Properties, Inc. (Series B)                                7.875           08/01/08            58,140
         540   Host Marriott LP - 144A*                                       6.375           03/15/15           537,300
                                                                                                         ---------------
                                                                                                                 595,440
                                                                                                         ---------------
               SPECIALTY STORES (2.2%)
         130   Autonation, Inc.                                                9.00           08/01/08           142,675
         480   General Nutrition Centers Inc.                                  8.50           12/01/10           386,400
         580   Petro Stopping Centers LP/Petro
               Financial Corp.                                                 9.00           02/15/12           585,800
         635   Sonic Automotive, Inc.                                         8.625           08/15/13           644,525
                                                                                                         ---------------
                                                                                                               1,759,400
                                                                                                         ---------------
               SPECIALTY TELECOMMUNICATIONS (3.6%)
         320   American Tower Corp.                                           7.125           10/15/12           340,000
         310   American Tower Corp.                                            7.50           05/01/12           332,475
          98   Panamsat Corp.                                                  9.00           08/15/14           107,433
         735   Panamsat Holding Corp.                                        10.375##         11/01/14           508,988
         445   Qwest Communications International                             6.768           02/15/09           439,438
         745   Qwest Services Corp.                                           13.50           12/15/10           864,200
         145   Qwest Services Corp.                                           14.00           12/15/14           176,538

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                   COUPON           MATURITY
 THOUSANDS                                                                    RATE              DATE          VALUE
------------------------------------------------------------------------------------------------------------------------
$        100   U.S. West Communications Corp.                                 5.625%          11/15/08   $        98,750
                                                                                                         ---------------
                                                                                                               2,867,822
                                                                                                         ---------------
               STEEL (1.4%)
         605   Amsted Industries Inc. - 144A*                                 10.25           10/15/11           656,425
         415   United States Steel Corp.                                       9.75           05/15/10           450,275
                                                                                                         ---------------
                                                                                                               1,106,700
                                                                                                         ---------------
               TELECOMMUNICATION EQUIPMENT (0.6%)
         450   Nortel Networks Ltd.                                           6.125           02/15/06           455,063
                                                                                                         ---------------
               TELECOMMUNICATIONS (0.8%)
         550   Axtel SA (Mexico)                                              11.00           12/15/13           602,250
         623   Exodus Communications, Inc. (a) (b) (f)                       11.625           07/15/10                 0
       4,679   Rhythms Netconnections, Inc. (a) (b) (f)                       12.75           04/15/09                 0
                                                                                                         ---------------
                                                                                                                 602,250
                                                                                                         ---------------
               TRUCKS/CONSTRUCTION/FARM MACHINERY (1.4%)
         110   Commercial Vehicle Group Inc. - 144A*                           8.00           07/01/13           112,337
         347   Manitowoc Inc. (The)                                           10.50           08/01/12           393,845
         520   NMHG Holding Co.                                               10.00           05/15/09           548,600
                                                                                                         ---------------
                                                                                                               1,054,782
                                                                                                         ---------------
               WHOLESALE DISTRIBUTORS (1.4%)
         510   Buhrmann US, Inc.                                               8.25           07/01/14           512,550
         160   Buhrmann US, Inc. - 144A*                                      7.875           03/01/15           156,800
         425   Nebraska Book Company, Inc.                                    8.625           03/15/12           398,438
                                                                                                         ---------------
                                                                                                               1,067,788
                                                                                                         ---------------
               WIRELESS TELECOMMUNICATIONS (2.5%)
         280   Rogers Wireless Communications Inc.                             7.50           03/15/15           305,900
         430   Rural Cellular Corp.                                            7.91**         03/15/10           445,050
         305   SBA Communications Corp.                                        8.50           12/01/12           330,163
         473   SBA Communications Corp.                                        9.75##         12/15/11           437,525
         415   Ubiquitel Operating Co.                                        9.875           03/01/11           457,538
                                                                                                         ---------------
                                                                                                               1,976,176
                                                                                                         ---------------
               TOTAL CORPORATE BONDS (COST $86,397,094)                                                       70,888,640
                                                                                                         ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                                                      VALUE
------------------------------------------------------------------------------------------------------------------------
               COMMON STOCKS (d) (1.5%)
               APPAREL/FOOTWEAR RETAIL (0.0%)
   1,310,596   County Seat Stores Corp. (c) (f)                                                          $             0
                                                                                                         ---------------
               CASINO/GAMING (0.0%)
       2,000   Fitzgeralds Gaming Corp.+ (f)                                                                           0

               FOOD: SPECIALTY/CANDY (0.0%)
       2,375   SFAC New Holdings Inc. (c) ++ (f)                                                                       0
         436   SFAC New Holdings Inc. (c) (f)                                                                          0
     120,000   Specialty Foods Acquisition Corp. - 144A* (f)                                                           0
                                                                                                         ---------------
                                                                                                                       0
                                                                                                         ---------------
               HOTELS/RESORTS/CRUISELINES (0.0%)
     444,351   Premier Holdings Inc. (c) +++ (f)                                                                       0
                                                                                                         ---------------
               MEDICAL/NURSING SERVICES (0.0%)
     418,663   Raintree Healthcare Corp. (c) (f)                                                                       0
                                                                                                         ---------------
               OIL & GAS PRODUCTION (0.2%)
       7,568   Chesapeake Energy Corp. (c)                                                                       172,550
                                                                                                         ---------------
               RESTAURANTS (0.3%)
      37,167   American Restaurant Group Holdings, Inc.(c) (f)                                                         0
       4,366   American Restaurant Group Holdings, Inc. (f)                                                            0
       7,750   American Restaurant Group Holdings, Inc. - 144A* (f)                                                    0
      92,158   Catalina Restaurant Group (c) (f)                                                                 223,944
                                                                                                         ---------------
                                                                                                                 223,944
                                                                                                         ---------------
               SPECIALTY TELECOMMUNICATIONS (0.0%)
      12,688   Birch Telecom Inc. (c) (f)                                                                            127
     131,683   PFB Telecom NV (Series B) (c) (f)                                                                       0
                                                                                                         ---------------
                                                                                                                     127
                                                                                                         ---------------
               TELECOMMUNICATIONS (0.0%)
       2,251   Viatel Holdings Bermuda Ltd. (c)                                                                      158
                                                                                                         ---------------
               TEXTILES (0.0%)
     298,461   U.S. Leather, Inc. (c) (f)                                                                              0
                                                                                                         ---------------
               WIRELESS TELECOMMUNICATIONS (1.0%)
      11,692   NII Holdings, Inc. (Class B)* (c)                                                                 747,586
         521   USA Mobility, Inc. (c)                                                                             15,297
      38,444   Vast Solutions, Inc. (Class B1) (c) (f)                                                                 0
      38,444   Vast Solutions, Inc. (Class B2) (c) (f)                                                                 0
      38,444   Vast Solutions, Inc. (Class B3) (c) (f)                                                                 0
                                                                                                         ---------------
                                                                                                                 762,883
                                                                                                         ---------------
               TOTAL COMMON STOCK (COST $63,679,794)                                                           1,159,662
                                                                                                         ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                   COUPON           MATURITY
 THOUSANDS                                                                    RATE              DATE          VALUE
------------------------------------------------------------------------------------------------------------------------
               CONVERTIBLE BONDS (0.5%)
               HOTELS/RESORTS/CRUISELINES (0.0%)
$        742   Premier Cruises Ltd. - 144A* (a) (b) (f)                       10.00#%         08/15/05   $             0
                                                                                                         ---------------
               TELECOMMUNICATION EQUIPMENT (0.5%)
         450   Nortel Networks Corp. (Canada)                                  4.25           09/01/08           421,875
                                                                                                         ---------------
               TOTAL CONVERTIBLE BONDS (COST $1,174,539)                                                         421,875
                                                                                                         ---------------

 NUMBER OF
  SHARES
------------
               NON-CONVERTIBLE PREFERRED STOCKS (1.0%)
               BROADCASTING (0.1%)
          14   Paxson Communications Corp.#                                                                       92,916
                                                                                                         ---------------
               ELECTRIC UTILITIES (0.7%)
         466   TNP Enterprises, Inc. (Series D) #                                                                528,910
                                                                                                         ---------------
               RESTAURANTS (0.2%)
         187   Catalina Restaurant Group (Units)^ (f)                                                            167,921
                                                                                                         ---------------
               TOTAL CONVERTIBLE PREFERRED STOCKS (COST $796,970)                                                789,747
                                                                                                         ---------------

                                                                                         EXPIRATION
                                                                                            DATE
                                                                                       ---------------
               WARRANTS (d) (0.0%)
               CASINO/GAMING (0.0%)
      83,500   Aladdin Gaming Enterprises, Inc. - 144A* (f)                               03/01/10                     0
       6,000   Resort At Summerlin LP - 144A* (f)                                         12/15/07                     0
                                                                                                         ---------------
                                                                                                                       0
                                                                                                         ---------------

               PERSONNEL SERVICES (0.0%)
      42,250   Comforce Corp. - 144A* (f)                                                 12/01/09                     0
                                                                                                         ---------------
               RESTAURANTS (0.0%)
       1,500   American Restaurant Group Holdings, Inc. - 144A* (f)                       08/15/08                     0
      39,250   Catalina Restaurant Group (c) (f)                                          07/10/12                     0
                                                                                                         ---------------
                                                                                                                       0
                                                                                                         ---------------
               TOTAL WARRANTS (COST $127,660)                                                                          0
                                                                                                         ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                   COUPON           MATURITY
 THOUSANDS                                                                    RATE              DATE          VALUE
------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS (4.4%)
               REPURCHASE AGREEMENT
$      3,441   The Bank of New York (dated 06/30/05;
                 proceeds $3,441,227) (e)
                 (COST $3,440,928)                                            3.125%          07/01/05   $     3,440,928
                                                                                                         ---------------

               TOTAL INVESTMENTS (COST $155,616,985)(g)                                           97.3%       76,700,852

               OTHER ASSETS IN EXCESS OF LIABILITIES                                               2.7         2,161,467
                                                                                       ---------------   ---------------
               NET ASSETS                                                                        100.0%  $    78,862,319
                                                                                       ===============   ===============

----------
  *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
  **   FLOATING RATE SECURITY. RATE SHOWN IS THE RATE IN EFFECT AT JUNE 30,
       2005.
  +    RESALE IS RESTRICTED; ACQUIRED (12/22/98) AT A COST BASIS OF $9,020.
  ++   RESALE IS RESTRICTED; ACQUIRED (06/10/99) AT A COST BASIS OF $24.
  +++ RESALE IS RESTRICTED; ACQUIRED (BETWEEN 03/06/98 AND 07/12/99) AT A COST BASIS OF $5,493,079.
  #    PAYMENT-IN-KIND SECURITY.
  ## CURRENTLY A ZERO COUPON BOND AND IS SCHEDULED TO PAY INTEREST AT THE RATE SHOWN AT A FUTURE SPECIFIED DATE.
  ^ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; PREFERRED STOCKS WITH ATTACHED WARRANTS.
  (a)  ISSUER IN BANKRUPTCY.
  (b)  NON-INCOME PRODUCING SECURITY; BOND IN DEFAULT.
  (c)  ACQUIRED THROUGH EXCHANGE OFFER.
  (d)  NON-INCOME PRODUCING SECURITIES.
  (e) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOCIATION 4.126% DUE 07/01/18 VALUED AT $3,509,747.
  (f) SECURITIES WITH TOTAL MARKET VALUE EQUAL TO $391,865 HAVE BEEN VALUED AT THEIR FAIR VALUE AS DETERMINED IN GOOD FAITH UNDER PROCEDURES ESTABLISHED BY AND UNDER THE GENERAL SUPERVISION OF THE PORTFOLIO'S TRUSTEES.
  (g) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $3,202,350 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $82,118,483, RESULTING IN NET UNREALIZED DEPRECIATION OF $78,916,133.

FORWARD FOREIGN CURRENCY CONTRACT OPEN AT JUNE 30, 2005:

  CONTRACTS TO                                                             DELIVERY            UNREALIZED
     DELIVER                                   IN EXCHANGE FOR               DATE             APPRECIATION
------------------------------------------------------------------------------------------------------------
 EUR  220,000                                    $     266,495             7/26/2005            $     21,994

CURRENCY ABBREVIATION:
   EUR   EURO.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- HIGH YIELD PORTFOLIO
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments in securities, at value (cost $155,616,985)                  $    76,700,852
Unrealized appreciation on open forward foreign currency contracts                21,994
Receivable for:
    Interest                                                                   1,420,213
    Investments sold                                                           1,272,657
Prepaid expenses and other assets                                                 25,138
                                                                         ---------------
    TOTAL ASSETS                                                              79,440,854
                                                                         ---------------
LIABILITIES:
Payable for:
    Investments purchased                                                        493,845
    Investment advisory fee                                                       27,102
    Distribution fee                                                               7,788
    Administration fee                                                             5,162
    Shares of beneficial interest redeemed                                            47
Accrued expenses and other payables                                               44,591
                                                                         ---------------
    TOTAL LIABILITIES                                                            578,535
                                                                         ---------------
    NET ASSETS                                                           $    78,862,319
                                                                         ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                          $   395,899,543
Net unrealized depreciation                                                  (78,894,409)
Accumulated net investment loss                                                  (60,884)
Accumulated net realized loss                                               (238,081,931)
                                                                         ---------------
    NET ASSETS                                                           $    78,862,319
                                                                         ===============
CLASS X SHARES:
Net Assets                                                               $    40,865,855
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                     35,221,955
    NET ASSET VALUE PER SHARE                                            $          1.16
                                                                         ===============
CLASS Y SHARES:
Net Assets                                                               $    37,996,464
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                     32,712,503
    NET ASSET VALUE PER SHARE                                            $          1.16
                                                                         ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

NET INVESTMENT INCOME:
INCOME
Interest                                                                 $     2,963,856
Dividends                                                                         71,557
                                                                         ---------------
    TOTAL INCOME                                                               3,035,413
                                                                         ---------------
EXPENSES
Investment advisory fee                                                          171,951
Professional fees                                                                 93,846
Distribution fee (Class Y shares)                                                 47,966
Administration fee                                                                32,752
Shareholder reports and notices                                                    9,670
Custodian fees                                                                     6,804
Trustees' fees and expenses                                                          559
Transfer agent fees and expenses                                                     250
Other                                                                              9,927
                                                                         ---------------
    TOTAL EXPENSES                                                               373,725
                                                                         ---------------
    NET INVESTMENT INCOME                                                      2,661,688
                                                                         ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED LOSS ON:
Investments                                                                     (706,441)
Foreign exchange transactions                                                       (706)
                                                                         ---------------
    Net Realized Loss                                                           (707,147)
                                                                         ---------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                                   (2,014,381)
Translation of forward foreign currency contracts, other assets and
  liabilities denominated in foreign currencies                                   21,724
                                                                         ---------------
    NET DEPRECIATION                                                          (1,992,657)
                                                                         ---------------
    NET LOSS                                                                  (2,699,804)
                                                                         ---------------
NET DECREASE                                                             $       (38,116)
                                                                         ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                          FOR THE SIX        FOR THE YEAR
                                                                         MONTHS ENDED           ENDED
                                                                         JUNE 30, 2005     DECEMBER 31, 2004
                                                                         ---------------   -----------------
                                                                          (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                    $     2,661,688   $       6,650,548
Net realized loss                                                               (707,147)        (23,213,309)
Net change in unrealized appreciation                                         (1,992,657)         25,141,012
                                                                         ---------------   -----------------

    NET INCREASE (DECREASE)                                                      (38,116)          8,578,251
                                                                         ---------------   -----------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME
Class X shares                                                                (1,626,950)         (3,915,838)
Class Y shares                                                                (1,397,549)         (2,808,283)
                                                                         ---------------   -----------------

    TOTAL DIVIDENDS                                                           (3,024,499)         (6,724,121)
                                                                         ---------------   -----------------

Net decrease from transactions in shares of beneficial interest               (6,611,806)         (4,785,721)
                                                                         ---------------   -----------------

    NET DECREASE                                                              (9,674,421)         (2,931,591)

NET ASSETS:
Beginning of period                                                           88,536,740          91,468,331
                                                                         ---------------   -----------------

END OF PERIOD
(INCLUDING AN ACCUMULATED NET INVESTMENT LOSS OF $60,884 AND
ACCUMULATED UNDISTRIBUTED INVESTMENT INCOME OF $301,927, RESPECTIVELY)   $    78,862,319    $    88,536,740
                                                                         ===============    ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2005 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Variable Investment Series (the "Fund") -- High Yield Portfolio (the "Portfolio"), one of 15 separate portfolios, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Portfolio's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Fund was organized as a Massachusetts business trust on February 25, 1983 and the Portfolio commenced operations on March 9, 1984. On June 5, 2000, the Portfolio commenced offering one additional class of shares (Class Y).

The Portfolio offers Class X shares and Class Y shares. The two are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund;
(6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. REPURCHASE AGREEMENTS -- The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The books and records of the Portfolio are maintained in U.S. dollars as follows:
(1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Portfolio records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS-- Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. EXPENSES -- Direct expenses are charged to the Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

I. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS

Pursuant to an Investment Advisory Agreement, the Portfolio pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Portfolio determined at the close of each business day: 0.42% to the portion of daily net assets not exceeding $500 million; 0.345% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.295% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.27% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.245% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.22% to the portion of daily net assets in excess of $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Portfolio's daily net assets.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of the Portfolio will pay a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2005, aggregated $19,442,511 and $27,235,276, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the six months ended June 30, 2005 included in Trustees' fees and expenses in the Statement of Operations amounted to $74. At June 30, 2005, the Portfolio had an accrued pension liability of $3,874 which is included in accrued expenses in the Statement of Assets and Liabilities. On December 2, 2003, the Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                      FOR THE SIX                          FOR THE YEAR
                                                      MONTHS ENDED                             ENDED
                                                     JUNE 30, 2005                       DECEMBER 31, 2004
                                           ----------------------------------    ----------------------------------
                                                     (UNAUDITED)
                                               SHARES             AMOUNT              SHARES            AMOUNT
                                           ---------------    ---------------    ---------------    ---------------
CLASS X SHARES
Sold                                             6,089,039    $     7,168,315         20,351,555    $    24,061,769
Reinvestment of dividends                        1,392,986          1,626,950          3,326,755          3,915,838
Redeemed                                       (12,969,977)       (15,283,678)       (30,636,027)       (36,202,065)
                                           ---------------    ---------------    ---------------    ---------------
Net decrease -- Class X                         (5,487,952)        (6,488,413)        (6,957,717)        (8,224,458)
                                           ---------------    ---------------    ---------------    ---------------
CLASS Y SHARES
Sold                                             2,227,313          2,643,227         10,578,269         12,518,844
Reinvestment of dividends                        1,196,152          1,397,549          2,383,798          2,808,283
Redeemed                                        (3,536,249)        (4,164,169)       (10,092,725)       (11,888,390)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) -- Class Y                (112,784)          (123,393)         2,869,342          3,438,737
                                           ---------------    ---------------    ---------------    ---------------
Net decrease in Portfolio                       (5,600,736)   $    (6,611,806)        (4,088,375)   $    (4,785,721)
                                           ===============    ===============    ===============    ===============

6. FEDERAL INCOME TAX STATUS

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2004, the Portfolio had a net capital loss carryforward of approximately $237,376,000 of which $2,735,000 will expire on December 31, 2006, $10,786,000 will expire on December 31, 2007, $7,524,000 will expire on December 31, 2008, $47,273,000 will expire on December 31, 2009, $63,495,000 will expire on December 31, 2010, $81,458,000 will expire on December 31, 2011 and $24,105,000 will expire on December 31, 2012 to offset future capital gains to the extent provided by regulations.

As of December 31, 2004, the Portfolio had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales, book amortization of discounts on debt securities and income on bonds in default.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Portfolio may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- HIGH YIELD PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                            FOR THE SIX                      FOR THE YEAR ENDED DECEMBER 31,
                                           MONTHS ENDED     -----------------------------------------------------------------
                                           JUNE 30, 2005      2004          2003           2002          2001         2000*
                                           -------------    ---------     ---------     ---------     ---------     ---------
                                            (UNAUDITED)
CLASS X SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period       $    1.20        $    1.18     $    1.03     $    1.33     $    2.43     $    4.33
                                           ---------        ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
  Net investment income^                        0.04             0.09          0.16          0.26          0.33          0.66
  Net realized and unrealized gain (loss)      (0.04)            0.02          0.10         (0.34)        (1.09)        (1.90)
                                           ---------        ---------     ---------     ---------     ---------     ---------
Total income (loss) from investment
 operations                                     0.00             0.11          0.26         (0.08)        (0.76)        (1.24)
                                           ---------        ---------     ---------     ---------     ---------     ---------
Less dividends and distributions from:
  Net investment income                        (0.04)           (0.09)        (0.11)        (0.22)        (0.34)        (0.66)
  Net realized gain                                -                -             -             -             -             -
                                           ---------        ---------     ---------     ---------     ---------     ---------
Total dividends and distributions              (0.04)           (0.09)        (0.11)        (0.22)        (0.34)        (0.66)
                                           ---------        ---------     ---------     ---------     ---------     ---------
Net asset value, end of period             $    1.16        $    1.20     $    1.18     $    1.03     $    1.33     $    2.43
                                           =========        =========     =========     =========     =========     =========
TOTAL RETURN#                                   0.38%(2)         9.84%        27.73%        (7.14)%      (33.75)%      (32.22)%
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                        0.80%(3)         0.66%         0.70%         0.73 %        0.59 %        0.54%
Net investment income                           6.61%(3)         7.60%        14.09%        21.71 %       17.33 %       17.40%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands    $  40,866        $  48,990     $  56,162     $  45,503     $  64,470     $ 128,646
Portfolio turnover rate                           25%(2)           55%           59%           48%           81%            9%

----------
  * PRIOR TO JUNE 5, 2000, THE PORTFOLIO ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE PORTFOLIO HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
  ^ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  # CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
  (1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
  (2)  NOT ANNUALIZED.
  (3)  ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                            FOR THE SIX                      FOR THE YEAR ENDED DECEMBER 31,
                                           MONTHS ENDED     -----------------------------------------------------------------
                                           JUNE 30, 2005      2004          2003           2002          2001         2000*
                                           -------------    ---------     ---------     ---------     ---------     ---------
                                           (UNAUDITED)
CLASS Y SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period       $    1.20        $    1.18     $    1.03     $    1.33     $    2.43     $    3.92
                                           ---------        ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
  Net investment income^                        0.04             0.09          0.15          0.24          0.32          0.37
  Net realized and unrealized gain (loss)      (0.04)            0.02          0.11         (0.32)        (1.08)        (1.48)
                                           ---------        ---------     ---------     ---------     ---------     ---------
Total income (loss) from investment
 operations                                     0.00             0.11          0.26         (0.08)        (0.76)        (1.11)
                                           ---------        ---------     ---------     ---------     ---------     ---------
Less dividends and distributions from:
  Net investment income                        (0.04)           (0.09)        (0.11)        (0.22)        (0.34)        (0.38)
  Net realized gain                                -                -             -             -             -             -
                                           ---------        ---------     ---------     ---------     ---------     ---------
Total dividends and distributions              (0.04)           (0.09)        (0.11)        (0.22)        (0.34)        (0.38)
                                           ---------        ---------     ---------     ---------     ---------     ---------
Net asset value, end of period             $    1.16        $    1.20     $    1.18     $    1.03     $    1.33     $    2.43
                                           =========        =========     =========     =========     =========     =========
TOTAL RETURN#                                   0.25%(2)         9.56%        27.43%        (7.36)%      (33.92)%      (30.02)%(2)
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                        1.05%(3)         0.91%         0.95%         0.98%         0.84%         0.79%(3)
Net investment income                           6.36%(3)         7.35%        13.84%        21.46%        17.08%        20.95%(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands    $  37,996        $  39,547     $  35,306     $  10,797     $   6,163     $   1,947
Portfolio turnover rate                           25%(2)           55%           59%           48%           81%            9%

----------
  *    FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.
  ^ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  # CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
  (1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
  (2)  NOT ANNUALIZED.
  (3)  ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD
Mitchell M. Merin
PRESIDENT
Ronald E. Robison
EXECUTIVE VICE PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER
Joseph J. McAlinden
VICE PRESIDENT
Barry Fink
VICE PRESIDENT
Amy R. Doberman
VICE PRESIDENT
Carsten Otto
CHIEF COMPLIANCE OFFICER
Stefanie V. Chang
VICE PRESIDENT
Francis J. Smith
TREASURER AND CHIEF FINANCIAL OFFICER
Thomas F. Caloia
VICE PRESIDENT
Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Portfolio without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Portfolio's Statement of Additional Information contains additional information about the Portfolio, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

RA05-00643P-Y06/05

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS


                                                         MORGAN STANLEY VARIABLE
                                                            INVESTMENT SERIES --
                                                            HIGH YIELD PORTFOLIO


                                                               SEMIANNUAL REPORT
                                                                   JUNE 30, 2005


[MORGAN STANLEY LOGO]

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY VARIABLE INVESTMENT SERIES -- INCOME BUILDER PORTFOLIO PERFORMED DURING THE SEMIANNUAL PERIOD. WE WILL PROVIDE AN OVERVIEW OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT AFFECTED PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT INCLUDES THE PORTFOLIO'S FINANCIAL STATEMENTS AND A LIST OF PORTFOLIO INVESTMENTS.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE PORTFOLIO WILL DECLINE AND, THEREFORE, THE VALUE OF THE PORTFOLIO'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS PORTFOLIO. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

FUND REPORT
For the six-months ended June 30, 2005

TOTAL RETURN FOR THE 6 MONTHS ENDED JUNE 30, 2005

                                          LEHMAN BROTHERS
                      RUSSELL 1000(R)    U.S. GOVERNMENT/
CLASS X    CLASS Y     VALUE INDEX(1)     CREDIT INDEX(2)
  1.55%      1.43%              1.76%               2.75%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR PERFORMANCE INFORMATION AND INDEX DEFINITIONS.

MARKET CONDITIONS

Stock market performance was generally flat during the six-month period ended June 30, 2005. The strong equity rally of the fourth quarter of 2004 met a headwind in 2005 as investors rushed to lock in gains. This profit taking was not surprising, but few expected the downdraft to persist for most of the year's first quarter. High oil prices and rising interest rates also threatened to stifle future economic growth.

Yet, a moderately growing economy, strengthening consumer confidence, as well as corporate earnings growth and strong balance sheets helped buoy the market as the reporting period progressed. Inflation appeared to be contained. Sentiment improved as investors began to speculate that the Federal Reserve was nearing the end of its increases to the federal funds target rate. In this environment, value stocks, in which the Portfolio invests, produced better results than growth stocks.

Bonds generally outperformed stocks during the period, but like stocks, the bond market's gains were muted on an absolute basis. Investors preferred government issues and higher quality corporate bonds over lower quality names.

PERFORMANCE ANALYSIS

The Income Builder Portfolio underperformed the Russell 1000(R) Value Index and the Lehman Brothers U.S. Government/Credit Index for the six-month period ending June 30, 2005. Energy holdings added the most to the Portfolio's overall return. Refining companies led the group, driven by the wider profit margins gained from the high price of crude oil. These companies' budgets were structured based on oil prices estimated in the $25 to $30 per barrel range. As crude climbed north of $50 per barrel, the refiners were able to capture significantly higher than expected operating margins.

Exposure to health care equipment and services stocks generated particularly strong performance among the Portfolio's health care holdings, due to company specific positive events. Utilities stocks performed well for the Portfolio, as these companies successfully passed higher fuel costs onto their customers. The market also rewarded utilities companies for their defensive traits and yield potential.

Weakness in the Portfolio came from the consumer discretionary sector, primarily media-related holdings. Radio companies continued to struggle with generating advertising revenues -- typically a mainstay of their earnings -- as the radio industry contended with alternative formats, such as satellite radio and the Apple iPod and its imitators. Industrials and telecommunication services also detracted from the Portfolio's performance. Unlike utilities companies, industrial companies have been unable to transfer their higher raw material costs to their customers. Telecommunication services have continued to languish under the industry's overcapacity, and face a new threat from cable phone service.

The Portfolio's fixed income position was slightly additive to performance. The portfolio included investment-grade corporate bonds and Treasury securities. This emphasis on credit quality served the Portfolio well, as the market favored these sectors over more risky high-yield issuers.

During the six month period, the Portfolio's stock, bond, and convertible securities proportions remained fairly constant. As of the end of the reporting period, the Portfolio held 57.8 percent in stocks, 16.3 percent in bonds and
22.4 percent in convertible securities.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

TOP 10 HOLDINGS

Clear Channel Communications, Inc.             2.6%
Starwood Hotels & Resorts Worldwide, Inc.      2.5
Lehman Brothers Holdings Inc.                  2.1
Disney (Walt) Co. (The)                        2.1
Schering-Plough Corp.                          2.0
Corn Products International Inc.               1.7
Bristol-Myers Squibb Co.                       1.7
J.P. Morgan Chase & Co.                        1.6
American Standard Companies, Inc.              1.5
Bayer AG (ADR) (Germany)                       1.5

PORTFOLIO COMPOSTION

Common Stocks                                 57.8%
Corporate Notes/Bonds                         16.3
Convertible Corp Notes/Bonds                  15.8
Convertible Preferred Stocks                   6.6

DATA AS OF JUNE 30, 2005. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR TOP 10 HOLDINGS ARE AS A PERCENTAGE OF NET ASSETS AND ALL PERCENTAGES FOR PORTFOLIO COMPOSITION ARE AS A PERCENTAGE OF TOTAL INVESTMENTS. THESE DATA ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

INVESTMENT STRATEGY

THE PORTFOLIO WILL NORMALLY INVEST AT LEAST 80% OF ITS ASSETS IN INCOME-PRODUCING EQUITY AND FIXED-INCOME SECURITIES, WITH NORMALLY AT LEAST 65% OF ITS ASSETS INVESTED IN INCOME-PRODUCING EQUITY SECURITIES, INCLUDING COMMON STOCK, PREFERRED STOCK, CONVERTIBLE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS (COMMONLY KNOWN AS "REITs"). THE PORTFOLIO'S "INVESTMENT ADVISER," MORGAN STANLEY INVESTMENT ADVISORS INC., UTILIZES A VALUE-ORIENTED STYLE IN THE SELECTION OF SECURITIES. INVESTMENTS ARE NORMALLY MADE PRIMARILY IN (i) COMMON STOCKS (INCLUDING DEPOSITARY RECEIPTS) OF LARGE CAPITALIZATION COMPANIES WITH A RECORD OF PAYING DIVIDENDS AND WHICH, IN THE OPINION OF THE INVESTMENT ADVISER, HAVE THE POTENTIAL FOR MAINTAINING DIVIDENDS, (ii) PREFERRED STOCK AND
(iii) SECURITIES CONVERTIBLE INTO COMMON STOCKS OF SMALL-, MID- AND LARGE-CAP COMPANIES -- INCLUDING "SYNTHETIC" AND "EXCHANGEABLE" CONVERTIBLES. THE PORTFOLIO'S INVESTMENTS CAN ALSO INCLUDE "RULE 144A" SECURITIES, WHICH ARE SUBJECT TO RESALE RESTRICTIONS, AND FOREIGN SECURITIES. THE PORTFOLIO MAY INVEST UP TO 20% OF ITS NET ASSETS IN COMMON STOCKS THAT DO NOT PAY A DIVIDEND.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY PORTFOLIO PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE PORTFOLIO'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, www.morganstanley.com. EACH MORGAN STANLEY PORTFOLIO ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, http://www.sec.gov. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (publicinfo@sec.gov) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE PORTFOLIO'S PROXY VOTING POLICY AND PROCEDURES WITHOUT CHARGE, UPON REQUEST, BY CALLING TOLL FREE 800-869-NEWS OR BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. IT IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

YOU MAY OBTAIN INFORMATION REGARDING HOW THE PORTFOLIO VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30 BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED JUNE 30, 2005

                               CLASS X SHARES          CLASS Y SHARES
                             (SINCE 01/21/97)        (SINCE 06/05/00)
1 YEAR                                   9.63%(3)                9.29%(3)
5 YEARS                                  6.09(3)                 5.81(3)
SINCE INCEPTION                          6.81(3)                 5.08(3)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT www.morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

(1) THE RUSSELL 1000(R) VALUE INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000(R) INDEX WITH LOWER PRICE -TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3) FIGURE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE UNDERLYING PORTFOLIO BASED ON NET ASSET VALUE (NAV). IT DOES NOT REFLECT THE DEDUCTION OF INSURANCE EXPENSES, AN ANNUAL CONTRACT MAINTENANCE FEE, OR SURRENDER CHARGES.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/05 - 06/30/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                      BEGINNING         ENDING         EXPENSES PAID
                                                    ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD *
                                                    -------------    -------------    ---------------
                                                                                        01/01/05 -
                                                      01/01/05         06/30/05          06/30/05
                                                    -------------    -------------    ---------------
CLASS X
Actual (1.55% return)                               $    1,000.00    $    1,015.50    $          4.05
Hypothetical (5% annual return before expenses)     $    1,000.00    $    1,020.78    $          4.06

CLASS Y
Actual (1.43% return)                               $    1,000.00    $    1,014.30    $          5.29
Hypothetical (5% annual return before expenses)     $    1,000.00    $    1,019.54    $          5.31

----------
   * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.81% AND 1.06% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was lower than its performance peer group average for the one-year period but better for the three- and five-year periods. The Board concluded that the Portfolio's overall performance was competitive with its performance peer group.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Fund under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was higher than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; but (ii) the Portfolio's total expense ratio was lower than the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board concluded that the Portfolio's management fee and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it includes a breakpoint. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes a breakpoint. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio. The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- INCOME BUILDER PORTFOLIO PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

NUMBER OF
  SHARES                                                                            VALUE
---------------------------------------------------------------------------------------------
            COMMON STOCKS (57.8%)
            AEROSPACE & DEFENSE (1.3%)
   10,970   Northrop Grumman Corp.                                               $    606,093
   14,350   Raytheon Co.                                                              561,372
                                                                                 ------------
                                                                                    1,167,465
                                                                                 ------------
            BEVERAGES: NON-ALCOHOLIC (0.8%)
   18,590   Coca-Cola Co. (The)                                                       776,132
                                                                                 ------------
            BIOTECHNOLOGY (0.6%)
   14,740   Chiron Corp.*                                                             514,279
                                                                                 ------------
            BROADCASTING (1.2%)
   33,950   Clear Channel Communications, Inc.                                      1,050,074
                                                                                 ------------
            CHEMICALS: MAJOR DIVERSIFIED (2.2%)
   40,470   Bayer AG (ADR) (Germany)                                                1,346,841
   12,380   Dow Chemical Co. (The)                                                    551,281
    4,297   Lanxess (Germany)* ++                                                      96,129
                                                                                 ------------
                                                                                    1,994,251
                                                                                 ------------
            COMPUTER PROCESSING HARDWARE (0.9%)
   33,700   Hewlett-Packard Co.                                                       792,287
                                                                                 ------------
            DEPARTMENT STORES (0.7%)
   11,300   Kohl's Corp.*                                                             631,783
                                                                                 ------------
            DISCOUNT STORES (1.3%)
    5,980   Target Corp.                                                              379,782
   17,600   Wal-Mart Stores, Inc.                                                     848,320
                                                                                 ------------
                                                                                    1,228,102
                                                                                 ------------
            ELECTRIC UTILITIES (2.3%)
   13,480   American Electric Power Co., Inc.                                         497,008
    7,880   Entergy Corp.                                                             595,334
    8,940   Exelon Corp.                                                              458,890
   12,190   FirstEnergy Corp.                                                         586,461
                                                                                 ------------
                                                                                    2,137,693
                                                                                 ------------
            FINANCE/RENTAL/LEASING (1.3%)
   15,350   Freddie Mac                                                             1,001,280
    7,030   MBNA Corp.                                                                183,905
                                                                                 ------------
                                                                                    1,185,185
                                                                                 ------------
            FINANCIAL CONGLOMERATES (4.3%)
   28,380   Citigroup, Inc.                                                         1,312,007
   41,086   JPMorgan Chase & Co.                                                    1,451,157

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                            VALUE
---------------------------------------------------------------------------------------------
   10,390   Prudential Financial, Inc.*                                          $    682,207
    9,150   State Street Corp.                                                        441,488
                                                                                 ------------
                                                                                    3,886,859
                                                                                 ------------
            FINANCIAL PUBLISHING/SERVICES (0.3%)
    7,980   Equifax, Inc.                                                             284,966
                                                                                 ------------
            FOOD: MAJOR DIVERSIFIED (1.7%)
   11,310   Kraft Foods Inc. (Class A)                                                359,771
   17,970   Unilever N.V. (NY Registered Shares) (Netherlands)                      1,164,995
                                                                                 ------------
                                                                                    1,524,766
                                                                                 ------------
            FOOD: SPECIALTY/CANDY (0.6%)
   13,760   Cadbury Schweppes PLC (ADR) (United Kingdom)                              527,421
                                                                                 ------------
            HOTELS/RESORTS/CRUISELINES (0.3%)
    4,340   Marriott International, Inc. (Class A)                                    296,075
                                                                                 ------------
            HOUSEHOLD/PERSONAL CARE (0.6%)
    8,700   Kimberly-Clark Corp.                                                      544,533
                                                                                 ------------
            INDUSTRIAL CONGLOMERATES (2.6%)
   34,230   General Electric Co.                                                    1,186,069
    5,746   Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)                               409,977
   10,510   Siemens AG (ADR) (Germany)                                                763,552
                                                                                 ------------
                                                                                    2,359,598
                                                                                 ------------
            INDUSTRIAL MACHINERY (0.2%)
    3,240   Parker Hannifin Corp.                                                     200,912
                                                                                 ------------
            INTEGRATED OIL (4.3%)
   17,050   BP PLC (ADR) (United Kingdom)                                           1,063,579
   16,958   ConocoPhillips                                                            974,915
   13,440   Exxon Mobil Corp.                                                         772,397
   17,320   Royal Dutch Petroleum Co. (NY Registered Shares) (Netherlands)          1,124,068
                                                                                 ------------
                                                                                    3,934,959
                                                                                 ------------
            INVESTMENT BANKS/BROKERS (3.3%)
    2,280   Goldman Sachs Group Inc. (The)                                            232,606
    9,980   Lehman Brothers Holdings Inc.                                             990,814
   20,590   Merrill Lynch & Co., Inc.                                               1,138,157
   53,750   Schwab (Charles) Corp. (The)                                              606,300
                                                                                 ------------
                                                                                    2,967,877
                                                                                 ------------
            LIFE/HEATH INSURANCE (0.2%)
   14,270   Aegon N.V. (NY Registered Shares) (Netherlands)                           183,655
                                                                                 ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                            VALUE
---------------------------------------------------------------------------------------------
            MAJOR BANKS (1.3%)
   17,570   Bank of America Corp.                                                $    801,368
    6,420   PNC Financial Services Group                                              349,633
                                                                                 ------------
                                                                                    1,151,001
                                                                                 ------------
            MAJOR TELECOMMUNICATIONS (2.0%)
   18,110   France Telecom S.A. (ADR) (France)                                        527,725
   19,600   Sprint Corp.                                                              491,764
   24,030   Verizon Communications Inc.                                               830,237
                                                                                 ------------
                                                                                    1,849,726
                                                                                 ------------
            MANAGED HEALTH CARE (1.1%)
    9,430   CIGNA Corp.                                                             1,009,293
                                                                                 ------------
            MEDIA CONGLOMERATES (2.8%)
   30,110   Disney (Walt) Co. (The)*                                                  758,170
   74,820   Time Warner, Inc.*                                                      1,250,242
   17,290   Viacom Inc. (Class B) (Non-Voting)                                        553,626
                                                                                 ------------
                                                                                    2,562,038
                                                                                 ------------
            MEDICAL SPECIALTIES (1.0%)
    6,680   Applera Corp. - Applied Biosystems Group                                  131,396
    9,140   Bausch & Lomb, Inc.                                                       758,620
                                                                                 ------------
                                                                                      890,016
                                                                                 ------------
            MOTOR VEHICLES (0.7%)
   26,250   Honda Motor Co., Ltd. (ADR) (Japan)                                       646,012
                                                                                 ------------
            MULTI-LINE INSURANCE (0.5%)
    5,950   Hartford Financial Services Group, Inc. (The)                             444,941
                                                                                 ------------
            OIL & GAS PIPELINES (0.6%)
   30,300   Williams Companies, Inc. (The)                                            575,700
                                                                                 ------------
            OIL REFINING/MARKETING (0.8%)
    9,730   Valero Energy Corp.                                                       769,740
                                                                                 ------------
            OILFIELD SERVICES EQUIPMENT (1.2%)
   14,820   Schlumberger Ltd. (Netherlands Antilles)                                1,125,431
                                                                                 ------------
            PACKAGED SOFTWARE (0.8%)
   32,430   Symantec Corp.*                                                           705,028
                                                                                 ------------
            PHARMACEUTICALS: MAJOR (7.3%)
   61,450   Bristol-Myers Squibb Co.                                                1,535,021
    9,980   GlaxoSmithKline PLC (ADR) (United Kingdom)                                484,130
   13,970   Lilly (Eli) & Co.                                                         778,269
   19,910   Roche Holdings Ltd. (ADR) (Switzerland)                                 1,254,330

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                            VALUE
---------------------------------------------------------------------------------------------
   15,370   Sanofi-Aventis (ADR) (France)                                        $    630,016
   60,450   Schering-Plough Corp.                                                   1,152,177
   18,820   Wyeth                                                                     837,490
                                                                                 ------------
                                                                                    6,671,433
                                                                                 ------------
            PRECIOUS METALS (0.7%)
   17,540   Newmont Mining Corp.                                                      684,586
                                                                                 ------------
            PROPERTY - CASUALTY INSURERS (2.1%)
   12,080   Chubb Corp. (The)                                                       1,034,169
   21,643   St. Paul Travelers Companies, Inc. (The)                                  855,548
                                                                                 ------------
                                                                                    1,889,717
                                                                                 ------------
            RAILROADS (0.3%)
    9,010   Norfolk Southern Corp.                                                    278,950
                                                                                 ------------
            RESTAURANTS (0.2%)
    8,000   McDonald's Corp.*                                                         222,000
                                                                                 ------------
            SEMICONDUCTORS (1.3%)
   26,160   Intel Corp.                                                               681,729
   46,670   Micron Technology, Inc.*                                                  476,501
                                                                                 ------------
                                                                                    1,158,230
                                                                                 ------------
            TELECOMMUNICATION EQUIPMENT (0.9%)
   46,095   Motorola, Inc.                                                            841,695
                                                                                 ------------
            TOBACCO (0.6%)
    8,290   Altria Group, Inc.                                                        536,031
                                                                                 ------------
            WIRELESS TELECOMMUNICATIONS (0.6%)
   17,660   Nextel Communications, Inc. (Class A)*                                    570,595
                                                                                 ------------
            TOTAL COMMON STOCKS (COST $44,396,895)                                 52,771,035
                                                                                 ------------

PRINCIPAL
AMOUNT IN                                                   COUPON    MATURITY
THOUSANDS                                                    RATE       DATE
---------                                                   ------    --------
            CONVERTIBLE BONDS (15.8%)
            AIRLINES (1.4%)
$   1,500   Continental Airlines Inc.                         4.50%   02/01/07      1,297,500
                                                                                 ------------
            BIOTECHNOLOGY (1.1%)
      800   Invitrogen Inc.                                   2.00    08/01/23      1,054,000
                                                                                 ------------
            CABLE/SATELLITE TV (1.1%)
    1,000   Echostar Communications Corp.                     5.75    05/15/06        997,500
                                                                                 ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                   COUPON    MATURITY
THOUSANDS                                                    RATE       DATE        VALUE
---------------------------------------------------------------------------------------------
            ELECTRIC UTILITIES (0.6%)
$     173   PG&E Corp.                                        9.50%   06/30/10   $    511,215
                                                                                 ------------
            ELECTRONIC COMPONENTS (1.0%)
    1,000   SCI Systems, Inc.                                 3.00    03/15/07        945,000
                                                                                 ------------
            ELECTRONIC EQUIPMENT/INSTRUMENTS (0.2%)
      221   Agilent Technologies, Inc.                        3.00    12/01/21        219,066
                                                                                 ------------
            ELECTRONIC PRODUCTION EQUIPMENT (1.1%)
    1,100   Veeco Instruments, Inc.                          4.125    12/21/08        988,625
                                                                                 ------------
            HOSPITAL/NURSING MANAGEMENT (1.3%)
    1,000   Community Health Systems                          4.25    10/15/08      1,157,500
                                                                                 ------------
            HOTELS/RESORTS/CRUISELINES (1.3%)
    1,000   Hilton Hotels Corp. - 144A**                     3.375    04/15/23      1,208,750
                                                                                 ------------
            HOUSEHOLD/PERSONAL CARE (1.5%)
    1,000   Church & Dwight Co., Inc. - 144A**                5.25    08/15/33      1,328,750
                                                                                 ------------
            INDUSTRIAL CONGLOMERATES (1.4%)
    1,000   Tyco International Group SA (Luxembourg)          2.75    01/15/18      1,295,000
                                                                                 ------------
            INTERNET RETAIL (0.9%)
      901   Amazon.com, Inc.                                  4.75    02/01/09        867,213
                                                                                 ------------
            INVESTMENT BANKS/BROKERS (0.6%)
      509   E*Trade Financial Corp.                           6.00    02/01/07        514,726
                                                                                 ------------
            MEDIA CONGLOMERATES (1.2%)
    1,080   Walt Disney Co. (The)                            2.125    04/15/23      1,113,750
                                                                                 ------------
            SEMICONDUCTORS (1.1%)
      950   Skyworks Solutions, Inc.                          4.75    11/15/07        969,000
                                                                                 ------------
            TOTAL CONVERTIBLE BONDS (COST $13,772,616)                             14,467,595
                                                                                 ------------
            CORPORATE BONDS (16.3%)
            AGRICULTURAL COMMODITIES/MILLING (1.7%)
    1,460   Corn Products International Inc.                  8.25    07/15/07      1,567,618
                                                                                 ------------
            APPAREL/FOOTWEAR (1.4%)
    1,250   Tommy Hilfiger USA Inc.                           6.85    06/01/08      1,262,500
                                                                                 ------------
            BROADCASTING (1.4%)
    1,200   Clear Channel Communications, Inc.                8.00    11/01/08      1,291,143
                                                                                 ------------
            BUILDING PRODUCTS (1.5%)
    1,200   American Standard, Inc.                           8.25    06/01/09      1,357,429
                                                                                 ------------
            HOME BUILDING (1.4%)
    1,200   Toll Corp.                                        8.25    02/01/11      1,278,000
                                                                                 ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                   COUPON    MATURITY
THOUSANDS                                                    RATE       DATE        VALUE
---------------------------------------------------------------------------------------------
            HOSPITAL/NURSING MANAGEMENT (1.0%)
$     851   Manor Care, Inc.                                  7.50%   06/15/06   $    873,216
                                                                                 ------------
            HOTELS/RESORTS/CRUISELINES (2.5%)
    2,000   Starwood Hotels & Resorts Worldwide, Inc.        7.875    05/01/12      2,265,000
                                                                                 ------------
            MANAGED HEALTH CARE (1.2%)
    1,000   Magellan Health Services, Inc. (Series A)        9.375    11/15/08      1,070,000
                                                                                 ------------
            OTHER METALS/MINERALS (1.3%)
    1,200   USEC Inc.                                        6.625    01/20/06      1,194,000
                                                                                 ------------
            PUBLISHING: NEWSPAPERS (1.1%)
    1,000   Media General Inc.                                6.95    09/01/06      1,028,476
                                                                                 ------------
            SPECIALTY STORES (1.0%)
      967   National Vision Inc.                             12.00    03/30/09        962,603
                                                                                 ------------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (0.8%)
      700   Navistar International (Series B)                9.375    06/01/06        728,000
                                                                                 ------------
            TOTAL CORPORATE BONDS (COST $14,555,492)                               14,877,985
                                                                                 ------------

NUMBER OF
 SHARES
---------
            CONVERTIBLE PREFERRED STOCKS (6.6%)
            ELECTRIC UTILITIES (1.3%)
   18,000   FPL Group, Inc. $4.00                                                   1,162,980
                                                                                 ------------
            INVESTMENT BANKS/BROKERS (1.1%)
   38,000   Lehman Brothers Holdings Inc. (Series GIS) $1.5625                        963,300
                                                                                 ------------
            LIFE/HEALTH INSURANCE (1.3%)
   44,000   MetLife, Inc (Series B) $6.375                                          1,153,680
                                                                                 ------------
            PHARMACEUTICALS: MAJOR (0.7%)
   13,500   Schering-Plough Corp. $3.00                                               688,230
                                                                                 ------------
            PROPERTY - CASUALTY INSURERS (0.7%)
   30,000   Travelers Property Casualty Corp. $1.125                                  671,400
                                                                                 ------------
            REAL ESTATE INVESTMENT TRUST (0.4%)
    9,000   Equity Residential Properties Trust (Series E) $1.75                      371,250
                                                                                 ------------
            TELECOMMUNICATION EQUIPMENT (1.1%)
    1,000   Lucent Technologies Capital Trust $77.50                                  979,625
                                                                                 ------------
            TOTAL CONVERTIBLE PREFERRED STOCKS (COST $5,668,034)                    5,990,465
                                                                                 ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                   COUPON    MATURITY
THOUSANDS                                                    RATE       DATE        VALUE
---------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT (3.1%)
            REPURCHASE AGREEMENT
$   2,868   The Bank of New York (dated 06/30/05;
              proceeds $2,868,203) (a) (COST $2,867,954)     3.125%   07/01/05   $  2,867,954
                                                                                 ------------
            Total Investments (COST $81,260,992) (b)                    99.6%      90,975,034
            Other Assets In Excess Of Liabilities                        0.4          337,361
                                                                      ------     ------------
            Net Assets                                                 100.0%    $ 91,312,395
                                                                      ======     ============

----------
   ADR  AMERICAN DEPOSITARY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   ++ SECURITIES WITH TOTAL MARKET VALUE EQUAL TO $96,129 HAVE BEEN VALUED AT THEIR FAIR VALUE AS DETERMINED IN GOOD FAITH UNDER PROCEDURES ESTABLISHED BY AND UNDER THE GENERAL SUPERVISION OF THE FUND'S TRUSTEES.
   (a) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOCIATION 4.1265 DUE 07/01/18 VALUED AT $2,925,313.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $11,626,560 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,912,518, RESULTING IN NET UNREALIZED APPRECIATION OF $9,714,042.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- INCOME BUILDER PORTFOLIO SUMMARY OF INVESTMENTS - JUNE 30, 2005

                                                                      PERCENT OF
INDUSTRY                                                 VALUE        NET ASSETS
--------------------------------------------------------------------------------
Pharmaceuticals: Major                               $   7,359,663           8.1%
Investment Banks/Brokers                                 4,445,903           4.9
Integrated Oil                                           3,934,959           4.3
Financial Conglomerates                                  3,886,860           4.3
Electric Utilities                                       3,811,888           4.2
Hotels/Resorts/Cruiselines                               3,769,825           4.1
Media Conglomerates                                      3,675,788           4.0
Industrial Conglomerates                                 3,654,598           4.0
Repurchase Agreement                                     2,867,954           3.1
Property - Casualty Insurers                             2,561,117           2.8
Broadcasting                                             2,341,215           2.6
Semiconductors                                           2,127,231           2.3
Managed Health Care                                      2,079,293           2.3
Hospital/Nursing
  Management                                             2,030,716           2.2
Chemicals: Major Diversified                             1,994,252           2.2
Household/Personal Care                                  1,873,283           2.1
Major Telecommunications                                 1,849,726           2.0
Telecommunication
  Equipment                                              1,821,320           2.0
Biotechnology                                            1,568,279           1.7
Agricultural Commodities/
  Milling                                                1,567,618           1.7
Food: Major Diversified                                  1,524,766           1.7
Building Products                                        1,357,429           1.5
Life/Health Insurance                                    1,337,335           1.5
Airlines                                                 1,297,500           1.4
Home Building                                            1,278,000           1.4
Apparel/Footwear                                         1,262,500           1.4
Discount Stores                                          1,228,102           1.3
Other Metals/Minerals                                    1,194,000           1.3
Finance/Rental/Leasing                                   1,185,185           1.3
Aerospace & Defense                                      1,167,465           1.3
Major Banks                                              1,151,001           1.3
Oilfield Services/Equipment                          $   1,125,431           1.2%
Publishing: Newspapers                                   1,028,476           1.1
Cable/Satellite TV                                         997,500           1.1
Electronic Production
  Equipment                                                988,625           1.1
Specialty Stores                                           962,603           1.1
Electronic Components                                      945,000           1.0
Medical Specialties                                        890,016           1.0
Internet Retail                                            867,212           1.0
Computer Processing
  Hardware                                                 792,287           0.9
Beverages: Non-Alcoholic                                   776,132           0.8
Oil Refining/Marketing                                     769,740           0.8
Trucks/Construction/
  Farm Machinery                                           728,000           0.8
Packaged Software                                          705,028           0.8
Precious Metals                                            684,586           0.7
Motor Vehicles                                             646,012           0.7
Department Stores                                          631,783           0.7
Oil & Gas Pipelines                                        575,700           0.6
Wireless
  Telecommunications                                       570,595           0.6
Tobacco                                                    536,031           0.6
Food: Specialty/Candy                                      527,421           0.6
Multi-Line Insurance                                       444,941           0.5
Real Estate Investment
  Trusts                                                   371,250           0.4
Financial Publishing/
  Services                                                 284,966           0.3
Railroads                                                  278,950           0.3
Restaurants                                                222,000           0.2
Electronic Equipment/
  Instruments                                              219,066           0.2
Industrial Machinery                                       200,912           0.2
                                                     -------------    ----------
                                                     $  90,975,034          99.6%
                                                     =============    ==========

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- INCOME BUILDER PORTFOLIO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments in securities, at value (cost $81,260,992)           $    90,975,034
Receivable for:
    Interest                                                             405,893
    Dividends                                                            121,342
    Investments sold                                                      95,477
Prepaid expenses and other assets                                          1,104
                                                                 ---------------
    TOTAL ASSETS                                                      91,598,850
                                                                 ---------------
LIABILITIES:
Payable for:
    Investments purchased                                                196,421
    Investment advisory fee                                               50,739
    Distribution fee                                                       9,765
    Administration fee                                                     6,058
    Shares of beneficial interest redeemed                                    54
Accrued expenses and other payables                                       23,418
                                                                 ---------------
    TOTAL LIABILITIES                                                    286,455
                                                                 ---------------
    NET ASSETS                                                   $    91,312,395
                                                                 ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                  $    86,701,592
Net unrealized appreciation                                            9,714,042
Accumulated net investment loss                                         (490,128)
Accumulated net realized loss                                         (4,613,111)
                                                                 ---------------
    NET ASSETS                                                   $    91,312,395
                                                                 ===============
CLASS X SHARES:
Net Assets                                                       $    44,223,855
Shares Outstanding (unlimited authorized, $.01 par value)              3,763,197
    NET ASSET VALUE PER SHARE                                    $         11.75
                                                                 ===============
CLASS Y SHARES:
Net Assets                                                       $    47,088,540
Shares Outstanding (unlimited authorized, $.01 par value)              4,016,317
    NET ASSET VALUE PER SHARE                                    $         11.72
                                                                 ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

NET INVESTMENT INCOME:
Income
Interest                                                         $       852,467
Dividends (net of $22,514 foreign withholding tax)                       743,424
                                                                 ---------------
    TOTAL INCOME                                                       1,595,891
                                                                 ---------------
EXPENSES
Investment advisory fee                                                  312,715
Distribution fee (Class Y shares)                                         59,373
Administration fee                                                        37,339
Custodian fees                                                            11,688
Professional fees                                                         10,607
Shareholder reports and notices                                            3,607
Trustees' fees and expenses                                                  578
Transfer agent fees and expenses                                             250
Other                                                                      3,096
                                                                 ---------------
    TOTAL EXPENSES                                                       439,253
                                                                 ---------------
    NET INVESTMENT INCOME                                              1,156,638
                                                                 ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain                                                      3,691,278
Net change in unrealized appreciation                                 (3,479,918)
                                                                 ---------------
    NET GAIN                                                             211,360
                                                                 ---------------
NET INCREASE                                                     $     1,367,998
                                                                 ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                    FOR THE SIX         FOR THE YEAR
                                                                    MONTHS ENDED           ENDED
                                                                   JUNE 30, 2005     DECEMBER 31, 2004
                                                                  ---------------    -----------------
                                                                    (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                             $     1,156,638    $       2,827,123
Net realized gain                                                       3,691,278            3,742,506
Net change in unrealized appreciation                                  (3,479,918)           3,159,772
                                                                  ---------------    -----------------

    NET INCREASE                                                        1,367,998            9,729,401
                                                                  ---------------    -----------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class X shares                                                           (653,573)          (1,825,001)
Class Y shares                                                           (633,879)          (1,617,524)
                                                                  ---------------    -----------------

    TOTAL DIVIDENDS                                                    (1,287,452)          (3,442,525)
                                                                  ---------------    -----------------

Net decrease from transactions in shares of beneficial interest        (6,386,690)          (3,001,050)
                                                                  ---------------    -----------------

    NET INCREASE (DECREASE)                                            (6,306,144)           3,285,826
                                                                  ---------------    -----------------

NET ASSETS:
Beginning of period                                                    97,618,539           94,332,713
                                                                  ---------------    -----------------

END OF PERIOD
(INCLUDING ACCUMULATED NET INVESTMENT LOSSES OF $490,128
AND $359,314, RESPECTIVELY)                                       $    91,312,395    $      97,618,539
                                                                  ===============    =================

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- INCOME BUILDER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2005 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Variable Investment Series (the "Fund") - Income Builder Portfolio (the "Portfolio"), one of 15 separate portfolios, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Portfolio's primary investment objective is to earn reasonable income and, as a secondary objective, growth of capital. The Fund was organized as a Massachusetts business trust on February 25, 1983 and the Portfolio commenced operations on January 21, 1997. On June 5, 2000, the Portfolio commenced offering one additional class of shares (Class Y).

The Portfolio offers Class X shares and Class Y shares. The two are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. REPURCHASE AGREEMENTS -- The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Expenses -- Direct expenses are charged to the Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among Portfolios.

H. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS
Pursuant to an Investment Advisory Agreement, the Portfolio pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Portfolio determined at the close of each business day: 0.67% to the portion of the daily net assets not exceeding $500 million; and 0.645% to the portion of the daily net assets in excess of $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Portfolio's daily net assets.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of the Portfolio will pay a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2005, aggregated $17,480,073 and $22,410,968, respectively. Included in the aforementioned are purchases and sales of $6,718 and $2,470, respectively, with other Morgan Stanley funds including a net realized gain of $480.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the six months ended June 30, 2005 included in Trustees' fees and expenses in the Statement of Operations amounted to $47. At June 30, 2005, the Portfolio had an accrued pension liability of $1,072 which is included in accrued expenses in the Statement of Assets and Liabilities. On December 2, 2003, the Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:

                                                    FOR THE SIX                       FOR THE YEAR
                                                    MONTHS ENDED                          ENDED
                                                    JUNE 30, 2005                     DECEMBER 31, 2004
                                           ------------------------------    ------------------------------
                                                    (UNAUDITED)
                                               SHARES           AMOUNT           SHARES           AMOUNT
                                           -------------    -------------    -------------    -------------
CLASS X SHARES
Sold                                             291,088    $   3,406,281          794,935    $   8,898,223
Reinvestment of dividends                         55,915          653,574          161,416        1,825,001
Redeemed                                        (769,328)      (9,005,160)      (1,497,979)     (16,742,836)
                                           -------------    -------------    -------------    -------------
Net decrease -- Class X                         (422,325)      (4,945,305)        (541,628)      (6,019,612)
                                           -------------    -------------    -------------    -------------
CLASS Y SHARES
Sold                                             381,976        4,446,838        1,108,132       12,416,695
Reinvestment of dividends                         54,368          633,879          143,262        1,617,524
Redeemed                                        (561,096)      (6,522,102)        (985,119)     (11,015,657)
                                           -------------    -------------    -------------    -------------
Net increase (decrease) -- Class Y              (124,752)      (1,441,385)         266,275        3,018,562
                                           -------------    -------------    -------------    -------------
Net decrease in Portfolio                       (547,077)   $  (6,386,690)        (275,353)   $  (3,001,050)
                                           =============    =============    =============    =============

6. FEDERAL INCOME TAX STATUS
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2004, the Portfolio had a net capital loss carryforward of approximately $8,110,000 of which $2,835,000 will expire on December 31, 2009, $4,754,000 will expire on December 31, 2010, $521,000 will expire on December 31, 2011 to offset future capital gains to the extent provided by regulations.

As of December 31, 2004, the Portfolio had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and book amortization of premiums on debt securities.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- INCOME BUILDER PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                              FOR THE SIX                        FOR THE YEAR ENDED DECEMBER 31,
                                             MONTHS ENDED       ----------------------------------------------------------------
                                             JUNE 30, 2005         2004         2003         2002          2001          2000*
                                             -------------      ----------   ----------   ----------    ----------    ----------
                                              (UNAUDITED)
CLASS X SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period         $       11.74      $    10.98   $     9.38   $    10.61    $    10.86    $    11.44
                                             -------------      ----------   ----------   ----------    ----------    ----------
Income (loss) from investment operations:
   Net investment income@                             0.17            0.34         0.32         0.42          0.47          0.55
   Net realized and unrealized gain (loss)           (0.07)           0.84         1.60        (1.22)        (0.22)        (0.54)
                                             -------------      ----------   ----------   ----------    ----------    ----------
Total income (loss) from investment
 operations                                           0.10            1.18         1.92        (0.80)         0.25          0.01
                                             -------------      ----------   ----------   ----------    ----------    ----------
Less dividends and distributions from:
   Net investment income                             (0.09)          (0.42)       (0.32)       (0.42)        (0.48)        (0.56)
   Net realized gain                                     -               -            -        (0.01)++      (0.02)++      (0.03)++
                                             -------------      ----------   ----------   ----------    ----------    ----------
Total dividends and distributions                    (0.09)          (0.42)       (0.32)       (0.43)        (0.50)        (0.59)
                                             -------------      ----------   ----------   ----------    ----------    ----------
Net asset value, end of period               $       11.75      $    11.74   $    10.98   $     9.38    $    10.61    $    10.86
                                             =============      ==========   ==========   ==========    ==========    ==========
TOTAL RETURN+                                         1.55%(2)       10.96%       20.84%       (7.64)%        2.30%         0.17%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              0.81%(3)        0.82%        0.84%        0.80%         0.81%         0.81%
Net investment income                                 2.87%(3)        3.07%        3.26%        4.20%         4.34%         5.07%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands      $      44,224      $   49,126   $   51,890   $   49,505    $   63,060    $   59,383
Portfolio turnover rate                                 19%(2)          38%          62%          75%           45%           51%

----------
* PRIOR TO JUNE 5, 2000, THE PORTFOLIO ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE PORTFOLIO HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
@ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
++   DISTRIBUTION FROM PAID-IN-CAPITAL.
(1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(2)  NOT ANNUALIZED.
(3)  ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                              FOR THE SIX                        FOR THE YEAR ENDED DECEMBER 31,
                                             MONTHS ENDED       ----------------------------------------------------------------
                                             JUNE 30, 2005         2004         2003         2002          2001          2000*
                                             -------------      ----------   ----------   ----------    ----------    ----------
                                              (UNAUDITED)
CLASS Y SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period         $       11.71      $    10.95   $     9.36   $    10.60    $    10.85    $    11.15
                                             -------------      ----------   ----------   ----------    ----------    ----------
Income (loss) from investment operations:
   Net investment income@                             0.15            0.32         0.31         0.39          0.42          0.32
   Net realized and unrealized gain (loss)           (0.06)           0.83         1.58        (1.22)        (0.19)        (0.21)
                                             -------------      ----------   ----------   ----------    ----------    ----------
Total income (loss) from investment
 operations                                           0.09            1.15         1.89        (0.83)         0.23          0.11
                                             -------------      ----------   ----------   ----------    ----------    ----------
Less dividends and distributions from:
   Net investment income                             (0.08)          (0.39)       (0.30)       (0.40)        (0.46)        (0.39)
   Net realized gain                                     -               -            -        (0.01)++      (0.02)++      (0.02)++
                                             -------------      ----------   ----------   ----------    ----------    ----------
Total dividends and distributions                    (0.08)          (0.39)       (0.30)       (0.41)        (0.48)        (0.41)
                                             -------------      ----------   ----------   ----------    ----------    ----------
Net asset value, end of period               $       11.72      $    11.71   $    10.95   $     9.36    $    10.60    $    10.85
                                             =============      ==========   ==========   ==========    ==========    ==========
TOTAL RETURN+                                         1.43%(2)       10.72%       20.51%       (7.96)%        2.10%         1.06%(2)

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              1.06%(3)        1.07%        1.09%      1.05 %          1.06%         1.06%(3)
Net investment income                                 2.62%(3)        2.82%        3.04%      3.95 %          3.88%         5.17%(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands      $      47,089      $   48,493   $   42,443   $   13,930    $    7,147    $      965
Portfolio turnover rate                                 19%(2)          38%          62%        75 %            45%           51%

----------
*    FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.
@ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
++   DISTRIBUTION FROM PAID-IN-CAPITAL.
(1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(2)  NOT ANNUALIZED.
(3)  ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
PRESIDENT

Ronald E. Robison
EXECUTIVE VICE PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER

Joseph J. McAlinden
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Carsten Otto
CHIEF COMPLIANCE OFFICER

Stefanie V. Chang
VICE PRESIDENT

Francis J. Smith
TREASURER AND CHIEF FINANCIAL OFFICER

Thomas F. Caloia
VICE PRESIDENT

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Portfolio without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Portfolio's Statement of Additional Information contains additional information about the Portfolio, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

RA05-00691P-Y06/05

[MORGAN STANLEY LOGO]

                                                            MORGAN STANLEY FUNDS

                                                         MORGAN STANLEY VARIABLE
                                                            INVESTMENT SERIES --
                                                        INCOME BUILDER PORTFOLIO

                                                               SEMIANNUAL REPORT
                                                                   JUNE 30, 2005

[MORGAN STANLEY LOGO]

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY VARIABLE INVESTMENT SERIES -- INCOME PLUS PORTFOLIO PERFORMED DURING THE SEMIANNUAL PERIOD. WE WILL PROVIDE AN OVERVIEW OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT AFFECTED PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT INCLUDES THE PORTFOLIO'S FINANCIAL STATEMENTS AND A LIST OF PORTFOLIO INVESTMENTS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE PORTFOLIO WILL DECLINE AND, THEREFORE, THE VALUE OF THE PORTFOLIO'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS PORTFOLIO. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

FUND REPORT

For the six months ended June 30, 2005

TOTAL RETURN FOR THE 6 MONTHS ENDED JUNE 30, 2005

                                           LEHMAN BROTHERS
        CLASS X        CLASS Y     U.S. AGGREGATE INDEX(1)
           3.24%          3.12%                       2.51%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR PERFORMANCE INFORMATION AND INDEX DEFINITIONS.

MARKET CONDITIONS

As expected, the Federal Open Market Committee (the "Fed") increased the federal funds target rate at each of its four meetings in the first half of 2005. Consequently, the benchmark overnight rate increased from 2.25 percent at the beginning of the review period to 3.25 percent at the end. Despite the actions of the Fed, most U.S. Treasury yields fell during the second half of the six-month period, erasing all of the gains posted by long-term Treasuries and much of the gains posted by short and intermediate-term Treasuries during the first half of the six-month period. Nevertheless, the period concluded on a positive note, with bond markets achieving positive returns during the month of June.

It is important to note, however, that as of the end of the period, we have yet to see the full effects of the Fed's actions on economic activity. For the most part, the market's concerns over rising energy prices and inflation as well as faltering growth have muted the impact of the Fed's rate increases. With two-year and five-year Treasuries near the 3.6 percent to 3.7 percent range at the end of June, the market reflects neither underlying fundamental trends nor a more likely course for Fed policy.

PERFORMANCE ANALYSIS

The Income Plus Portfolio outperformed the Lehman Brothers U.S. Aggregate Index for the six-month period ended June 30, 2005. The Portfolio's corporate position had a favorable impact on relative performance during the period. An underweighted position relative to the Lehman Index in both the banking and finance and the energy sectors contributed positively to performance.

We kept the Portfolio's overall interest-rate exposure well below that of its benchmark during the period. This posture was beneficial as interest rates rose across the short- and intermediate-portions of the curve. However, during periods of declining rates as was experienced during the latter part of the period, the position detracted from relative performance.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

PORTFOLIO COMPOSITION*

Corporate Bonds                             75.1%
U.S. Government Agencies & Obligations      14.1
Asset-Backed Securities                      7.5
Foreign Government Obligations               2.1
Short-Term Investments                       1.2

CREDIT ANALYSIS

AAA                                         23.9%
AA                                           8.5
A                                           25.6
BBB                                         37.4
BB                                           4.6

DATA AS OF JUNE 30, 2005. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR PORTFOLIO COMPOSITION ARE AS A PERCENTAGE OF TOTAL INVESTMENTS. ALL PERCENTAGES FOR LONG-TERM CREDIT ANALYSIS ARE AS A PERCENTAGE OF TOTAL LONG-TERM INVESTMENTS. THESE DATA ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

* DOES NOT INCLUDE LONG FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $13,048,906, WITH UNREALIZED APPRECIATION OF $154,191 AND SHORT FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $191,638,050 WITH NET DEPRECIATION OF $97,260.

INVESTMENT STRATEGY

THE PORTFOLIO WILL NORMALLY INVEST AT LEAST 80 PERCENT OF ITS ASSETS IN (i) U.S. GOVERNMENT SECURITIES ISSUED OR GUARANTEED AS TO PRINCIPAL AND INTEREST BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES, (ii) DEBT SECURITIES (INCLUDING ZERO COUPON SECURITIES AND ASSET-BACKED SECURITIES) RATED AT THE TIME OF PURCHASE WITHIN THE FOUR HIGHEST BOND RATING CATEGORIES BY MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") OR STANDARD & POOR'S RATINGS GROUP, A DIVISION OF THE MCGRAW HILL COMPANIES INC. ("S&P") OR, IF NOT RATED, DETERMINED TO BE OF COMPARABLE QUALITY BY THE "INVESTMENT ADVISER," MORGAN STANLEY INVESTMENT ADVISORS INC., AND (iii) YANKEE GOVERNMENT BONDS RATED AT THE TIME OF PURCHASE WITHIN THE FOUR HIGHEST RATING CATEGORIES OF MOODY'S OR S&P OR IF NOT RATED DETERMINED TO BE OF COMPARABLE QUALITY BY THE INVESTMENT ADVISER. THE PORTFOLIO MAY ALSO INVEST UP TO 20 PERCENT OF ITS NET ASSETS IN U.S. DOLLAR DENOMINATED DEBT SECURITIES RATED BELOW INVESTMENT GRADE (COMMONLY KNOWN AS "JUNK BONDS") AND UP TO 10% OF ITS NET ASSETS IN NON-U.S. DOLLAR DENOMINATED DEBT SECURITIES WHICH ARE RATED AT THE TIME OF PURCHASE WITHIN THE FOUR HIGHEST RATING CATEGORIES BY MOODY'S OR S&P OR IF NOT RATED, DETERMINED TO BE OF COMPARABLE QUALITY BY THE INVESTMENT ADVISER. THE PORTFOLIO IS NOT LIMITED AS TO THE MATURITIES OF THE U.S. GOVERNMENT AND OTHER DEBT SECURITIES IN WHICH IT MAY INVEST.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY PORTFOLIO PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE PORTFOLIO'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS

ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, www.morganstanley.com. EACH MORGAN STANLEY PORTFOLIO ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, http://www.sec.gov. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (publicinfo@sec.gov) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE PORTFOLIO'S PROXY VOTING POLICY AND PROCEDURES WITHOUT CHARGE, UPON REQUEST, BY CALLING TOLL FREE 800-869-NEWS OR BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. IT IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

YOU MAY OBTAIN INFORMATION REGARDING HOW THE PORTFOLIO VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30 BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED JUNE 30, 2005

                                                          CLASS X SHARES       CLASS Y SHARES
                                                         (SINCE 03/01/87)     (SINCE 06/05/00)
1 YEAR                                                        8.72%(2)              8.57%(2)
5 YEARS                                                       7.96(2)               7.69(2)
10 YEARS                                                      6.77(2)                 --
SINCE INCEPTION                                               7.81(2)               7.75(2)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT www.morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

(1) THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BASED SECURITIES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) FIGURE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE UNDERLYING PORTFOLIO BASED ON NET ASSET VALUE (NAV). IT DOES NOT REFLECT THE DEDUCTION OF INSURANCE EXPENSES, AN ANNUAL CONTRACT MAINTENANCE FEE, OR SURRENDER CHARGES.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/05 - 06/30/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                           BEGINNING          ENDING           EXPENSES PAID
                                                         ACCOUNT VALUE     ACCOUNT VALUE      DURING PERIOD *
                                                         -------------     -------------      ---------------
                                                                                                01/01/05 -
                                                           01/01/05          06/30/05            06/30/05
                                                         -------------     -------------      ---------------
CLASS X
Actual (3.24% return)                                     $   1,000.00       $   1,032.40         $   2.72
Hypothetical (5% annual return before expenses)           $   1,000.00       $   1,022.12         $   2.71

CLASS Y
Actual (3.12% return)                                     $   1,000.00       $   1,031.20         $   3.98
Hypothetical (5% annual return before expenses)           $   1,000.00       $   1,020.88         $   3.96

----------
   * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.54% AND 0.79% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one, three and five year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was better than its performance peer group average for all three periods. The Board concluded that the Portfolio's performance was satisfactory.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio's total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board concluded that the Portfolio's management fee and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser. The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board concluded that the float benefits were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Portfolio ("soft dollars"). The Board noted that the Portfolio invests only in fixed income securities, which do not generate soft dollars.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- INCOME PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                       COUPON         MATURITY
THOUSANDS                                                        RATE            DATE            VALUE
----------------------------------------------------------------------------------------------------------
              CORPORATE BONDS (74.6%)
              ADVERTISING/MARKETING SERVICES (0.4%)
$   1,670     WPP Finance (UK) Corp. (United Kingdom)            5.875%        06/15/14       $  1,768,710
                                                                                              ------------
              AEROSPACE & DEFENSE (0.9%)
    2,739     Raytheon Co.                                        6.15         11/01/08          2,892,310
    1,093     Systems 2001 Asset Trust LLC - 144A*
               (Cayman Islands)                                  6.664         09/15/13          1,192,458
                                                                                              ------------
                                                                                                 4,084,768
                                                                                              ------------
              AIR FREIGHT/COURIERS (1.1%)
    4,288     FedEx Corp. (Series 97-A)                           7.50         01/15/18          5,005,413
                                                                                              ------------
              AIRLINES (1.4%)
    3,063     America West Airlines, Inc. (Class A)               6.85         07/02/09          3,051,590
    1,497     America West Airlines, Inc. (Series 01-1)           7.10         04/02/21          1,585,973
    1,865     Southwest Airlines Co. (Series 01-1)               5.496         11/01/06          1,897,787
                                                                                              ------------
                                                                                                 6,535,350
                                                                                              ------------
              AUTO PARTS: O.E.M. (0.3%)
      420     ArvinMeritor, Inc.                                  8.75         03/01/12            439,950
      475     Lear Corp. (Series B)                               8.11         05/15/09            491,573
      550     Meritor Automotive Inc.                             6.80         02/15/09            547,250
                                                                                              ------------
                                                                                                 1,478,773
                                                                                              ------------
              BEVERAGES: ALCOHOLIC (0.4%)
    1,880     FBG Finance Ltd. - 144A* (Australia)               5.125         06/15/15          1,891,000
                                                                                              ------------
              CABLE/SATELLITE TV (1.9%)
    4,405     Comcast Corp.                                       6.50         01/15/15          4,918,848
    2,530     Cox Communications, Inc.                            7.75         11/01/10          2,867,783
      445     TCI Communications, Inc.                           7.875         02/15/26            557,343
                                                                                              ------------
                                                                                                 8,343,974
                                                                                              ------------
              CASINO/GAMING (0.8%)
    3,345     MGM Mirage Inc.                                     8.50         09/15/10          3,729,675
                                                                                              ------------
              CONTAINERS/PACKAGING (0.6%)
    2,435     Sealed Air Corp. - 144A*                           5.625         07/15/13          2,506,177
                                                                                              ------------
              DEPARTMENT STORES (0.8%)
    1,875     May Department Stores Co., Inc.                     5.95         11/01/08          1,959,546
    1,405     Penney (JC) Co., Inc.                               7.40         04/01/37          1,524,425
                                                                                              ------------
                                                                                                 3,483,971
                                                                                              ------------
              DISCOUNT STORES (0.2%)
      763     Wal-Mart Stores, Inc. (Series 92A1)                 7.49         06/21/07            789,173
                                                                                              ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                       COUPON         MATURITY
THOUSANDS                                                        RATE            DATE            VALUE
----------------------------------------------------------------------------------------------------------
              DRUGSTORE CHAINS (0.7%)
$     970     CVS Corp.                                          3.875%        11/01/07       $    965,847
    2,345     CVS Corp.                                          5.625         03/15/06          2,369,639
                                                                                              ------------
                                                                                                 3,335,486
                                                                                              ------------
              ELECTRIC UTILITIES (8.4%)
    2,640     Arizona Public Service Co.                          5.80         06/30/14          2,840,970
    1,625     Arizona Public Service Co.                          6.75         11/15/06          1,680,263
    1,055     CC Funding Trust I                                  6.90         02/16/07          1,099,295
    1,545     Cincinnati Gas & Electric Co.                       5.70         09/15/12          1,653,902
    5,000     Consolidated Edison Co. of
               New York (Series B)                                7.50         09/01/10          5,760,240
    1,495     Consolidated Natural Gas Co.                        5.00         12/01/14          1,515,197
      320     Consolidated Natural Gas Co.
               (Series A)                                         5.00         03/01/14            325,171
    2,555     Consolidated Natural Gas Co.
               (Series C)                                         6.25         11/01/11          2,791,177
    1,730     Consumers Energy Co.                                4.80         02/17/09          1,752,983
    2,250     Detroit Edison Co. (The)                           6.125         10/01/10          2,430,995
    2,170     Duquesne Light Co. (Series O)                       6.70         04/15/12          2,443,377
      940     Entergy Gulf States, Inc.                           3.60         06/01/08            920,829
    1,875     Entergy Gulf States, Inc.                           3.73+        12/01/09          1,881,229
    3,280     Exelon Corp.                                        6.75         05/01/11          3,646,980
    2,540     Pacific Gas & Electric Co.                          6.05         03/01/34          2,809,291
      565     Panhandle Eastern Pipe Line Co.
               (Series B)                                         2.75         03/15/07            550,479
    2,500     Public Service Electric & Gas Co.
               (Series UU)                                        6.75         03/01/06          2,545,948
    1,120     Texas Eastern Transmission, LP                      7.00         07/15/32          1,374,125
                                                                                              ------------
                                                                                                38,022,451
                                                                                              ------------
              ELECTRICAL PRODUCTS (0.4%)
    1,945     Cooper Industries Inc.                              5.25         07/01/07          1,981,473
                                                                                              ------------
              ENVIRONMENTAL SERVICES (1.3%)
    5,155     Waste Management, Inc.                             7.375         08/01/10          5,770,744
                                                                                              ------------
              FINANCE/RENTAL/LEASING (6.4%)
    2,100     CIT Group, Inc.                                    2.875         09/29/06          2,071,089
      295     CIT Group, Inc.                                     3.65         11/23/07            291,016
      325     CIT Group, Inc.                                    7.375         04/02/07            342,544
    4,645     Countrywide Home Loans, Inc.
               (Series MTN)                                       3.25         05/21/08          4,513,180

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                       COUPON         MATURITY
THOUSANDS                                                        RATE            DATE            VALUE
----------------------------------------------------------------------------------------------------------
$   3,000     Ford Capital B.V. (Netherlands)                     9.50%        06/01/10       $  3,103,188
    2,685     Ford Motor Credit Co.                               7.25         10/25/11          2,586,887
      915     MBNA America Bank                                  7.125         11/15/12          1,053,580
    3,345     MBNA Corp.                                          3.64+        05/05/08          3,367,355
    3,355     MBNA Corp.                                         6.125         03/01/13          3,661,647
    2,450     Residential Capital Corp. - 144A*                  6.375         06/30/10          2,464,386
    2,360     SLM Corp.                                           4.00         01/15/10          2,333,700
    3,075     SLM Corp. (Series MTNA)                             5.00         10/01/13          3,155,098
                                                                                              ------------
                                                                                                28,943,670
                                                                                              ------------
              FINANCIAL CONGLOMERATES (8.7%)
    3,785     American Express Co.                                5.50         09/12/06          3,844,731
    4,585     American Express Co.                               6.875         11/01/05          4,630,291
      330     Bank One Corp. (Series MTNA)                        6.00         02/17/09            348,096
    4,295     Citigroup Inc.                                     5.625         08/27/12          4,594,379
    1,345     Citigroup Inc.                                      6.00         02/21/12          1,470,779
    4,565     General Electric Capital Corp.
               (Series MTNA)                                      6.75         03/15/32          5,652,479
    8,965     General Motors Acceptance Corp.                    6.875         09/15/11          8,285,605
    4,550     General Motors Acceptance Corp.                     8.00         11/01/31          4,070,485
    5,290     JPMorgan Chase & Co.                                6.75         02/01/11          5,857,056
      320     Prudential Holdings, LLC (FSA) - 144A*             7.245         12/18/23            397,705
                                                                                              ------------
                                                                                                39,151,606
                                                                                              ------------
              FOOD RETAIL (1.3%)
    3,465     Albertson's Inc.                                    7.45         08/01/29          3,957,494
    1,610     Safeway Inc.                                        7.25         02/01/31          1,870,163
                                                                                              ------------
                                                                                                 5,827,657
                                                                                              ------------
              FOOD: MAJOR DIVERSIFIED (0.5%)
    2,305     Kraft Foods Inc.                                   5.625         11/01/11          2,448,452
                                                                                              ------------
              FOREST PRODUCTS (0.1%)
      540     Weyerhaeuser Co.                                    6.00         08/01/06            549,760
                                                                                              ------------
              GAS DISTRIBUTORS (0.7%)
    1,870     NiSource Finance Corp.                             3.854+        11/23/09          1,879,191
    1,125     Sempra Energy                                      4.621         05/17/07          1,130,815
                                                                                              ------------
                                                                                                 3,010,006
                                                                                              ------------
              HOME FURNISHINGS (0.4%)
    1,570     Mohawk Industries, Inc. (Series D)                  7.20         04/15/12          1,796,840
                                                                                              ------------
              HOTELS/RESORTS/CRUISELINES (0.8%)
      620     Marriott International, Inc. (Series E)             7.00         01/15/08            659,234

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                       COUPON         MATURITY
THOUSANDS                                                        RATE            DATE            VALUE
----------------------------------------------------------------------------------------------------------
$   2,700     Starwood Hotels & Resorts Worldwide, Inc.          7.875%        05/01/12       $  3,057,750
                                                                                              ------------
                                                                                                 3,716,984
                                                                                              ------------
              INDUSTRIAL CONGLOMERATES (1.4%)
      615     Hutchison Whampoa International
               Ltd. - 144A* (Cayman Islands)                      6.50         02/13/13            668,905
    1,705     Textron Financial Corp.                            4.125         03/03/08          1,703,986
    3,775     United Technologies Corp.                          4.375         05/01/10          3,814,018
                                                                                              ------------
                                                                                                 6,186,909
                                                                                              ------------
              INSURANCE BROKERS/SERVICES (2.5%)
    2,505     Farmers Exchange Capital - 144A*                    7.05         07/15/28          2,716,898
    3,105     Farmers Insurance Exchange - 144A*                 8.625         05/01/24          3,864,393
    4,570     Marsh & McLennan Companies, Inc.                   5.375         07/15/14          4,560,229
                                                                                              ------------
                                                                                                11,141,520
                                                                                              ------------
              INVESTMENT BANKS/BROKERS (0.2%)
      515     Goldman Sachs Group Inc. (The)                      5.25         10/15/13            532,319
      295     Goldman Sachs Group Inc. (The)                      6.60         01/15/12            328,306
                                                                                              ------------
                                                                                                   860,625
                                                                                              ------------
              LIFE/HEALTH INSURANCE (2.0%)
    5,000     John Hancock Financial Services, Inc.              5.625         12/01/08          5,227,940
    3,350     MetLife, Inc. (Note 4)                             6.125         12/01/11          3,643,018
                                                                                              ------------
                                                                                                 8,870,958
                                                                                              ------------
              MAJOR BANKS (3.6%)
    1,035     Bank of New York Co., Inc. (The)                    5.20         07/01/07          1,055,205
    1,660     HSBC Finance Corp.                                  6.75         05/15/11          1,844,766
    1,800     Huntington National Bank (Series BKNT)             4.375         01/15/10          1,803,578
    5,000     Wachovia Bank NA (Series BKNT)                      7.80         08/18/10          5,813,940
    5,000     Well Fargo Bank NA                                  7.55         06/21/10          5,743,105
                                                                                              ------------
                                                                                                16,260,594
                                                                                              ------------
              MAJOR TELECOMMUNICATIONS (3.5%)
    3,510     AT&T Corp.                                          9.75         11/15/31          4,584,938
    2,790     Deutsche Telekom International Finance NV
               (Netherlands)                                      8.75         06/15/30          3,789,333
    2,660     France Telecom S.A. (France)                        8.75         03/01/31          3,720,210
    1,000     GTE Corp.                                           7.90         02/01/27          1,083,743
    1,920     Sprint Capital Corp.                                8.75         03/15/32          2,679,287
                                                                                              ------------
                                                                                                15,857,511
                                                                                              ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                       COUPON         MATURITY
THOUSANDS                                                        RATE            DATE            VALUE
----------------------------------------------------------------------------------------------------------
              MANAGED HEALTH CARE (3.0%)
$   3,930     Aetna, Inc.                                        7.375%        03/01/06       $  4,012,640
    1,165     Aetna, Inc.                                        7.875         03/01/11          1,361,432
    3,920     Anthem, Inc.                                        6.80         08/01/12          4,429,573
      850     UnitedHealth Group Inc.                             5.20         01/17/07            863,988
    1,565     UnitedHealth Group Inc.                             7.50         11/15/05          1,582,833
    1,450     WellPoint Health Networks Inc.                     6.375         06/15/06          1,481,471
                                                                                              ------------
                                                                                                13,731,937
                                                                                              ------------
              MEDIA CONGLOMERATES (2.1%)
    2,190     Historic TW Inc.                                   6.625         05/15/29          2,447,905
    1,140     News America, Inc.                                  7.28         06/30/28          1,329,377
      562     News America Inc.                                   7.30         04/30/28            655,984
    4,130     Time Warner, Inc.                                   7.70         05/01/32          5,241,383
                                                                                              ------------
                                                                                                 9,674,649
                                                                                              ------------
              MEDICAL SPECIALTIES (0.2%)
      895     Fisher Scientific International, Inc.               6.75         08/15/14            939,750
                                                                                              ------------
              MOTOR VEHICLES (2.2%)
      725     DaimlerChrysler North American
               Holdings Co.                                       7.30         01/15/12            811,203
    1,490     DaimlerChrysler North American
               Holdings Co.                                       8.00         06/15/10          1,685,953
    1,420     DaimlerChrysler North American
               Holdings Co.                                       8.50         01/18/31          1,804,359
      210     Ford Motor Co.                                      7.45         07/16/31            175,760
    6,510     General Motors Corp.                               8.375         07/15/33          5,468,400
                                                                                              ------------
                                                                                                 9,945,675
                                                                                              ------------
              MULTI-LINE INSURANCE (3.7%)
    4,400     American General Finance Corp.
               (Series MTNF)                                     5.875         07/14/06          4,477,198
      500     American General Finance Corp.
               (Series MTNH)                                     4.625         09/01/10            502,919
      465     AXA Financial Inc.                                  6.50         04/01/08            492,685
      165     Hartford Financial Services Group,
               Inc. (The)                                        2.375         06/01/06            162,088
    4,900     Hartford Financial Services Group,
               Inc. (The)                                         7.90         06/15/10          5,643,413
    5,000     Nationwide Financial Services, Inc.                 8.00         03/01/27          5,478,115
                                                                                              ------------
                                                                                                16,756,418
                                                                                              ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                       COUPON         MATURITY
THOUSANDS                                                        RATE            DATE            VALUE
----------------------------------------------------------------------------------------------------------
              OIL & GAS PRODUCTION (2.1%)
$     880     Kerr-McGee Corp.                                   7.875%        09/15/31       $  1,006,464
    1,085     Pemex Project Funding Master Trust                 7.375         12/15/14          1,219,540
    2,670     Pemex Project Funding Master Trust                  8.00         11/15/11          3,039,795
    1,710     Pemex Project Funding Master Trust                 8.625         02/01/22          2,111,850
    1,610     Pemex Project Funding Master Trust                 9.125         10/13/10          1,889,335
                                                                                              ------------
                                                                                                 9,266,984
                                                                                              ------------
              OTHER METALS/MATERIALS (0.4%)
    1,605     Brascan Corp. (Canada)                             7.125         06/15/12          1,808,010
                                                                                              ------------
              PHARMACEUTICALS: OTHER (0.0%)
       99     Marion Merrell Dow Inc. ASOP                        9.11         08/01/05             99,533
                                                                                              ------------
              PROPERTY - CASUALTY INSURERS (1.1%)
    2,500     Mantis Reef Ltd. - 144A* (Australia)               4.692         11/14/08          2,509,485
    2,500     St. Paul Travelers                                  5.01         08/16/07          2,532,420
                                                                                              ------------
                                                                                                 5,041,905
                                                                                              ------------
              PULP & PAPER (1.4%)
    1,000     Abitibi-Consolidated Inc. (Canada)                  8.55         08/01/10          1,047,500
    3,535     Abitibi-Consolidated Inc. (Canada)                  8.85         08/01/30          3,402,438
    1,705     Sappi Papier Holding AG - 144A* (Austria)           6.75         06/15/12          1,824,604
                                                                                              ------------
                                                                                                 6,274,542
                                                                                              ------------
              RAILROADS (2.1%)
    3,533     Burlington Northern Santa Fe Corp.
               (Series 95-A)                                      7.97         01/01/15          4,094,208
    1,470     Norfolk Southern Corp.                              7.35         05/15/07          1,552,249
    1,575     Union Pacific Corp.                                6.625         02/01/08          1,665,240
    1,030     Union Pacific Corp.                                 6.65         01/15/11          1,147,197
      790     Union Pacific Corp. (Series MTNE)                   6.79         11/09/07            836,435
                                                                                              ------------
                                                                                                 9,295,329
                                                                                              ------------
              REAL ESTATE DEVELOPMENT (0.4%)
      205     World Financial Properties - 144A*                  6.95         09/01/13            222,650
    1,610     World Financial Properties - 144A*                  6.91         09/01/13          1,745,640
                                                                                              ------------
                                                                                                 1,968,290
                                                                                              ------------
              REGIONAL BANKS (1.0%)
    4,335     Marshall & Ilsley Bank (Series BKNT)                3.80         02/08/08          4,303,115
                                                                                              ------------
              SAVINGS BANKS (1.8%)
      500     Household Finance Corp.                            4.125         11/16/09            495,083
    1,140     Household Finance Corp.                            6.375         10/15/11          1,248,028

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                       COUPON         MATURITY
THOUSANDS                                                        RATE            DATE            VALUE
----------------------------------------------------------------------------------------------------------
$   1,915     Household Finance Corp.                             8.00%        07/15/10       $  2,211,972
    3,630     Washington Mutual Inc.                              8.25         04/01/10          4,173,131
                                                                                              ------------
                                                                                                 8,128,214
                                                                                              ------------
              TOBACCO (1.0%)
    1,570     Altria Group, Inc.                                  7.00         11/04/13          1,759,802
    2,195     Altria Group, Inc.                                  7.75         01/15/27          2,643,342
                                                                                              ------------
                                                                                                 4,403,144
                                                                                              ------------
              WIRELESS TELECOMMUNICATIONS (0.4%)
    1,655     AT&T Wireless Services, Inc.                       7.875         03/01/11          1,925,620
                                                                                              ------------
              TOTAL CORPORATE BONDS
               (COST $318,303,605)                                                             336,913,345
                                                                                              ------------
              ASSET-BACKED SESCURITIES (7.4%)
              FINANCE/RENTAL/LEASING
    1,800     American Express Credit Account
               Master Trust 2001-2 A                              5.53         10/15/08          1,822,023
    2,300     Chase Manhattan Auto Owner
               Trust 2004-A A4                                    2.83         09/15/10          2,246,970
    1,600     CIT Equipment Collateral 2004-EF1 A3                3.50         09/20/08          1,581,144
    2,500     DaimlerChrysler Auto Trust 2003-B A4                2.86         03/09/09          2,460,269
    1,750     Ford Credit Auto Owner Trust 2005-B A3              4.17         01/15/09          1,755,275
    2,200     Harley-Davidson Motorcycle Trust
               2004-2 A2                                          3.56         02/15/12          2,183,667
    3,150     Harley-Davidson Motorcycle Trust
               2005-1 A2                                          3.76         12/17/12          3,132,845
    2,600     Honda Auto Receivables Owner Trust
               2004-1 A4                                          3.06         10/21/09          2,556,938
    1,400     Honda Auto Receivables Owner Trust
               2005-2 A3                                          3.93         01/15/09          1,399,599
    3,500     MBNA Credit Card Master Note Trust
               2004-A4 A4                                         2.70         09/15/09          3,426,546
    2,425     TXU Electric Delivery Transition Bond Co.
               LLC 2004-1 A2                                      4.81         11/17/14          2,487,639
    1,300     USAA Auto Owner Trust 2004-2 A3                     3.03         06/16/08          1,288,870
    3,500     USAA Auto Owner Trust 2004-2 A4                     3.58         02/15/11          3,471,318
    2,100     USAA Auto Owner Trust 2005-1 A3                     3.90         07/15/09          2,098,378
    1,700     Volkswagen Auto Lease Trust 2005-A A3               3.82         05/20/08          1,697,701
                                                                                              ------------
              TOTAL ASSET-BACKED SESCURITIES
               (COST $33,862,479)                                                               33,609,182
                                                                                              ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                       COUPON         MATURITY
THOUSANDS                                                        RATE            DATE            VALUE
----------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT & AGENCIES
              OBLIGATIONS (14.0%)
              Federal Home Loan Mortgage Corp.
$      14                                                         6.50%        12/01/28       $     14,238
       57                                                         8.50   01/01/22 - 12/01/24        62,161
        4     Federal Home Loan Mortgage
               Corp. Gold                                        11.50         05/01/19              4,016
              Federal National Mortgage Assoc.
      271                                                         7.50   06/01/28 - 04/01/32       289,573
    3,160                                                         8.00   08/01/29 - 04/01/32     3,399,347
        2                                                         9.00   06/01/21 - 01/01/25         2,475
              Government National Mortgage Assoc.
        2                                                         7.50   04/15/24 - 09/15/27         1,627
      975                                                         8.00   10/15/24 - 11/15/29     1,054,761
      165                                                         8.50   06/15/17 - 03/01/28       180,336
      110                                                         9.00   07/15/24 - 12/15/24       121,328
       13                                                        10.00   05/15/16 - 04/15/19        14,403
              U.S. Treasury Bond
   18,200                                                        6.125         08/15/29         23,244,112
    7,050                                                        6.375         08/15/27          9,142,694
   15,950     U.S. Treasury Note                                  4.25         08/15/13         16,353,742
   22,000     U.S. Treasury Strip                                 0.00   02/15/25 - 02/15/27     9,288,872
                                                                                              ------------
              TOTAL U.S. GOVERNMENT AGENCIES &
               OBLIGATIONS
               (COST $58,931,128)                                                               63,173,685
                                                                                              ------------
              FOREIGN GOVERNMENT OBLIGATIONS (2.1%)
    2,900     United Mexican States (Mexico)                     8.375         01/14/11          3,382,850
      870     United Mexican States (Mexico)                     9.875         02/01/10          1,054,440
    4,145     United Mexican States (Mexico)
               (Series MTNA)                                      8.00         09/24/22          5,087,988
                                                                                              ------------
              TOTAL FOREIGN GOVERNMENT OBLIGATIONS
               (COST $8,345,927)                                                                 9,525,278
                                                                                              ------------
              SHORT-TERM INVESTMENTS (1.1%)
              U.S. GOVERNMENT AGENCY (a) (0.1%)
      700     U.S. Treasury Bill**
               (COST $699,347)                                   2.585         07/14/05            699,347
                                                                                              ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                       COUPON         MATURITY
THOUSANDS                                                        RATE            DATE            VALUE
----------------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENT (1.0%)
$   4,408     The Bank of New York (dated 06/30/05;
               proceeds $4,408,189) (b)
               (COST $4,407,806)                                 3.125%        07/01/05      $   4,407,806
                                                                                             -------------
              TOTAL SHORT-TERM INVESTMENTS
               (COST $5,107,153)                                                                 5,107,153
                                                                                             -------------

              TOTAL INVESTMENTS (COST $424,550,292) (c) (d)                      99.2%         448,328,643
              OTHER ASSETS IN EXCESS OF LIABILITIES                               0.8            3,675,209
                                                                                -----        -------------
              NET ASSETS                                                        100.0%       $ 452,003,852
                                                                                =====        =============

----------
  FSA  FINANCIAL SECURITY ASSURANCE INC.
  *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
  ** A PORTION OF THIS SECURITY HAS BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS IN THE AMOUNT OF $554,850.
  +    FLOATING RATE SECURITY, RATE SHOWN IS THE RATE IN EFFECT AT JUNE 30,
       2005.
  (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
  (b)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
  (c) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN A AMOUNT EQUAL TO $203,883,668 IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND OPEN FUTURES CONTRACTS.
  (d) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $24,426,184 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,906,068 RESULTING IN NET UNREALIZED APPRECIATION OF $21,520,116.

FUTURES CONTRACTS OPEN AT JUNE 30, 2005:

                                                                                               UNREALIZED
NUMBER OF                              DESCRIPTION, DELIVERY             UNDERLYING FACE      APPRECIATION/
CONTRACTS        LONG/SHORT               MONTH AND YEAR                 AMOUNT AT VALUE     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
   115              Long             U.S. Treasury Bonds 10 year,        $   13,048,906       $    154,191
                                     September 2005
    30              Short            U.S. Treasury Notes 20 year,            (3,562,500)          (126,982)
                                     September 2005
   579              Short            U.S. Treasury Notes 5 year,            (63,047,675)            33,554
                                     September 2005
   602              Short            U.S. Treasury Notes 2 year,           (125,027,875)            (3,832)
                                     September 2005
                                                                                              ------------
                                     NET UNREALIZED APPRECIATION                              $     56,931
                                                                                              ============

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- INCOME PLUS PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments in securities, at value
 (cost $421,077,886)                                                $   444,685,625
Investments in affiliates, at value
 (cost $3,472,406)                                                        3,643,018
Cash                                                                      1,102,332
Receivable for:
 Interest                                                                 6,623,941
 Investments sold                                                           779,876
Prepaid expenses and other assets                                            15,641
                                                                    ---------------
    TOTAL ASSETS                                                        456,850,433
                                                                    ---------------
LIABILITIES:
Payable for:
 Investments purchased                                                    4,479,327
 Investment advisory fee                                                    155,473
 Variation margin                                                            84,922
 Distribution fee                                                            37,018
 Administration fee                                                          29,614
 Shares of beneficial interest redeemed                                          39
Accrued expenses and other payables                                          60,188
                                                                    ---------------
    TOTAL LIABILITIES                                                     4,846,581
                                                                    ---------------
    NET ASSETS                                                      $   452,003,852
                                                                    ---------------
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                     $   456,689,725
Net unrealized appreciation                                              23,835,282
Dividends in excess of net investment
 income                                                                  (3,443,957)
Accumulated net realized loss                                           (25,077,198)
                                                                    ---------------
    NET ASSETS                                                      $   452,003,852
                                                                    ===============
CLASS X SHARES:
Net Assets                                                          $   269,074,224
Shares Outstanding (UNLIMITED
 AUTHORIZED, $.01 PAR VALUE)                                             25,043,958
    NET ASSET VALUE PER SHARE                                       $         10.74
                                                                    ===============
CLASS Y SHARES:
Net Assets                                                          $   182,929,628
Shares Outstanding (UNLIMITED
 AUTHORIZED, $.01 PAR VALUE)                                             17,050,039
    NET ASSET VALUE PER SHARE                                       $         10.73
                                                                    ===============

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

NET INVESTMENT INCOME:
INCOME
Interest                                                            $    12,089,125
Interest from affiliates                                                    101,938
                                                                    ---------------
    TOTAL INCOME                                                         12,191,063
                                                                    ---------------
EXPENSES
Investment advisory fee                                                     955,646
Distribution fee (Class Y shares)                                           221,946
Administration fee                                                          182,028
Custodian fees                                                               25,396
Shareholder reports and notices                                              19,457
Professional fees                                                            14,911
Trustees' fees and expenses                                                   3,245
Transfer agent fees and expenses                                                250
Other                                                                        20,277
                                                                    ---------------
    TOTAL EXPENSES                                                        1,443,156
                                                                    ---------------
    NET INVESTMENT INCOME                                                10,747,907
                                                                    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                               7,711,220
Futures contracts                                                          (564,933)
                                                                    ---------------
    NET REALIZED GAIN                                                     7,146,287
                                                                    ---------------
NET CHANGE IN UNREALIZED APPRECIATION/
DEPRECIATION ON:
Investments                                                              (3,829,656)
Futures contracts                                                           182,305
                                                                    ---------------
    NET DEPRECIATION                                                     (3,647,351)
                                                                    ---------------
    NET GAIN                                                              3,498,936
                                                                    ---------------
NET INCREASE                                                        $    14,246,843
                                                                    ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                                FOR THE SIX       FOR THE YEAR
                                                                                MONTHS ENDED         ENDED
                                                                               JUNE 30, 2005    DECEMBER 31, 2004
                                                                              ---------------   -----------------
                                                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                         $    10,747,907    $    24,572,043
Net realized gain                                                                   7,146,287          4,539,039
Net change in unrealized appreciation                                              (3,647,351)        (5,101,089)
                                                                              ---------------    ---------------

    NET INCREASE                                                                   14,246,843         24,009,993
                                                                              ---------------    ---------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class X shares                                                                     (7,286,970)       (17,981,590)
Class Y shares                                                                     (4,490,642)        (8,324,916)
                                                                              ---------------    ---------------

    TOTAL DIVIDENDS                                                               (11,777,612)       (26,306,506)
                                                                              ---------------    ---------------

Net decrease from transactions in shares of beneficial interest                   (22,764,795)       (29,588,916)
                                                                              ---------------    ---------------

    NET DECREASE                                                                  (20,295,564)       (31,885,429)

NET ASSETS:
Beginning of period                                                               472,299,416        504,184,845
                                                                              ---------------    ---------------

END OF PERIOD
(INCLUDING DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME OF $3,443,957 AND
$2,414,252, RESPECTIVELY)                                                     $   452,003,852    $   472,299,416
                                                                              ===============    ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- INCOME PLUS PORTFOLIO

NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2005 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Variable Investment Series (the "Fund") -- Income Plus Portfolio (the "Portfolio"), formerly Morgan Stanley Variable Investment Series -- Quality Income Plus Portfolio, one of 15 separate portfolios, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Portfolio's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Fund was organized as a Massachusetts business trust on February 25, 1983 and the Portfolio commenced operations on March 1, 1987. On June 5, 2000, the Portfolio commenced offering one additional class of shares (Class Y).

The Portfolio offers Class X shares and Class Y shares. The two are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the market quotations are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. REPURCHASE AGREEMENTS -- The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Portfolio is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Portfolio as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. EXPENSES -- Direct expenses are charged to the Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

I. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS

Pursuant to an Investment Advisory Agreement, the Portfolio pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Portfolio determined at the close of each business day: 0.42% to the portion of daily net assets not exceeding $500 million; 0.35% to the portion of daily net assets exceeding $500 million but not exceeding $1.25 billion and 0.22% to the portion of daily net assets in excess of $1.25 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Portfolio's daily net assets.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that Class Y shares of the Portfolio will pay a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended June 30, 2005, aggregated $145,221,502 and $158,079,776, respectively. Included in the aforementioned are purchases and sales/prepayments of U.S. Government Securities in the amount of $63,877,014 and $33,857,874, respectively.

The Portfolio had income from MetLife Corp., an affiliate of the Fund, for $101,938 with a value of $3,643,018.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the six months ended June 30, 2005 included in Trustees' fees and expenses in the Statement of Operations amounted to $400. At June 30, 2005, the Portfolio had an accrued pension liability of $7,494 which is included in accrued expenses in the Statement of Assets and Liabilities. On December 2, 2003, the Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                 FOR THE SIX                        FOR THE YEAR
                                                MONTHS ENDED                            ENDED
                                                JUNE 30, 2005                     DECEMBER 31, 2004
                                      --------------------------------    --------------------------------
                                                (UNAUDITED)
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
CLASS X SHARES
Sold                                       2,264,200    $   24,145,095         6,339,005    $   68,175,506
Reinvestment of dividends                    685,455         7,286,970         1,690,773        17,981,590
Redeemed                                  (5,637,735)      (60,051,780)      (14,195,320)     (151,775,569)
                                      --------------    --------------    --------------    --------------
Net decrease -- Class X                   (2,688,080)      (28,619,715)       (6,165,542)      (65,618,473)
                                      --------------    --------------    --------------    --------------
CLASS Y SHARES
Sold                                       2,581,884        27,439,566         6,059,037        64,569,427
Reinvestment of dividends                    423,031         4,490,642           784,156         8,324,916
Redeemed                                  (2,458,382)      (26,075,288)       (3,469,059)      (36,864,786)
                                      --------------    --------------    --------------    --------------
Net increase -- Class Y                      546,533         5,854,920         3,374,134        36,029,557
                                      --------------    --------------    --------------    --------------
Net decrease in Portfolio                 (2,141,547)   $  (22,764,795)       (2,791,408)   $  (29,588,916)
                                      ==============    ==============    ==============    ==============

6. FEDERAL INCOME TAX STATUS

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2004, the Portfolio had a net capital loss carryforward of approximately $32,345,000 of which $959,000 will expire on December 31, 2007, $10,496,000 will expire on December 31, 2008 and $20,890,000 will expire on December 31, 2010 to offset future capital gains to the extent provided by regulations.

As of December 31, 2004, the Portfolio had temporary book/tax differences primarily attributable to book amortization of premiums on debt securities, capital loss deferrals on wash sales and capital loss from mark-to-market of futures contracts.

7. PURPOSES OF RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

To hedge against adverse interest rate, foreign currency and market risks, the Portfolio may purchase and sell interest rate and index futures contracts ("futures contract").

Futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- INCOME PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                             FOR THE SIX                         FOR THE YEAR ENDED DECEMBER 31,
                                             MONTHS ENDED     --------------------------------------------------------------------
                                            JUNE 30, 2005         2004           2003          2002          2001         2000*
                                            -------------     -----------    -----------   -----------   -----------   -----------
                                             (UNAUDITED)
CLASS X SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period         $     10.68      $     10.73    $     10.47   $     10.55   $     10.22   $      9.86
                                             -----------      -----------    -----------   -----------   -----------   -----------
Income (loss) from investment operations:
  Net investment income++                           0.25             0.55           0.56          0.58          0.61          0.68
  Net realized and unrealized gain (loss)           0.09            (0.01)          0.30         (0.02)         0.34          0.37
                                             -----------      -----------    -----------   -----------   -----------   -----------
Total income from investment
 operations                                         0.34             0.54           0.86          0.56          0.95          1.05
                                             -----------      -----------    -----------   -----------   -----------   -----------

Less dividends from net investment income          (0.28)           (0.59)         (0.60)        (0.64)        (0.62)        (0.69)
                                             -----------      -----------    -----------   -----------   -----------   -----------

Net asset value, end of period               $     10.74      $     10.68    $     10.73   $     10.47   $     10.55   $     10.22
                                             ===========      ===========    ===========   ===========   ===========   ===========

TOTAL RETURN+                                       3.24%(2)         5.23%          8.45%         5.51%         9.57%        11.09%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                            0.54%(3)         0.54%          0.53%         0.52%         0.53%         0.52%
Net investment income                               4.82%(3)         5.18%          5.30%         5.57%         5.82%         6.90%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands      $   269,074      $   296,246    $   363,555   $   423,685   $   452,757   $   406,508
Portfolio turnover rate                               33%(2)           28%            72%          106%          150%          105%

----------
 * PRIOR TO JUNE 5, 2000, THE PORTFOLIO ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE PORTFOLIO HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(2)  NOT ANNUALIZED.
(3)  ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                             FOR THE SIX                        FOR THE YEAR ENDED DECEMBER 31,
                                             MONTHS ENDED     ------------------------------------------------------------------
                                            JUNE 30, 2005         2004         2003          2002          2001         2000*
                                            -------------     -----------  -----------   -----------   -----------   -----------
                                             (UNAUDITED)
CLASS Y SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period         $     10.67      $     10.71  $     10.46   $     10.54   $     10.21   $      9.80
                                             -----------      -----------  -----------   -----------   -----------   -----------
Income (loss) from investment operations:
  Net investment income++                           0.24             0.52         0.54          0.54          0.57          0.38
  Net realized and unrealized gain (loss)           0.09             0.01         0.29         (0.01)         0.36          0.42
                                             -----------      -----------  -----------   -----------   -----------   -----------
Total income from investment
 operations                                         0.33             0.53         0.83          0.53          0.93          0.80
                                             -----------      -----------  -----------   -----------   -----------   -----------

Less dividends from net investment income          (0.27)           (0.57)       (0.58)        (0.61)        (0.60)        (0.39)
                                             -----------      -----------  -----------   -----------   -----------   -----------

Net asset value, end of period               $     10.73      $     10.67  $     10.71   $     10.46   $     10.54   $     10.21
                                             ===========      ===========  ===========   ===========   ===========   ===========

TOTAL RETURN+                                       3.12%(2)         5.07%        8.09%         5.26%         9.33%         8.31%(2)

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                            0.79%(3)         0.79%        0.78%         0.77%         0.78%         0.77%(3)
Net investment income                               4.57%(3)         4.93%        5.05%         5.32%         5.57%         6.53%(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands      $   182,930      $   176,054  $   140,629   $   102,262   $    54,115   $     5,176
Portfolio turnover rate                               33%(2)           28%          72%          106%          150%          105%

----------
 *   FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(2)  NOT ANNUALIZED.
(3)  ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD

Mitchell M. Merin
PRESIDENT

Ronald E. Robison
EXECUTIVE VICE PRESIDENT and PRINCIPAL EXECUTIVE OFFICER

Joseph J. McAlinden
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Carsten Otto
CHIEF COMPLIANCE OFFICER

Stefanie V. Chang
VICE PRESIDENT

Francis J. Smith
TREASURER and CHIEF FINANCIAL OFFICER

Thomas F. Caloia
VICE PRESIDENT

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Portfolio without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Portfolio's Statement of Additional Information contains additional information about the Portfolio, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

RA05-00667P-Y06/05


[GRAPHIC]

                                                            MORGAN STANLEY FUNDS


                                                         MORGAN STANLEY VARIABLE
                                                            INVESTMENT SERIES --
                                                           INCOME PLUS PORTFOLIO


                                                               SEMIANNUAL REPORT
                                                                   JUNE 30, 2005


[MORGAN STANLEY LOGO]

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY VARIABLE INVESTMENT SERIES -- INFORMATION PORTFOLIO PERFORMED DURING THE SEMIANNUAL PERIOD. WE WILL PROVIDE AN OVERVIEW OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT AFFECTED PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT INCLUDES THE PORTFOLIO'S FINANCIAL STATEMENTS AND A LIST OF PORTFOLIO INVESTMENTS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE PORTFOLIO WILL DECLINE AND, THEREFORE, THE VALUE OF THE PORTFOLIO'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS PORTFOLIO. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

FUND REPORT
For the six months ended June 30, 2005

TOTAL RETURN FOR THE 6 MONTHS ENDED JUNE 30, 2005

                                           S&P 500(R)
         CLASS X          CLASS Y            INDEX(1)
           -6.04%           -6.29%              -0.81%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR PERFORMANCE INFORMATION AND INDEX DEFINITIONS.

MARKET CONDITIONS

The broad stock market turned in a flat performance for the six months ended June 30, 2005, as evidenced by the S&P 500(R) Index's -0.81 percent return. U.S. economic growth continued at a moderate rate, but investors feared its future pace was in jeopardy against a backdrop of rising interest rates and high oil prices. The Federal Open Market Committee (the "Fed") maintained its "measured" interest rate increases, which were generally unsurprising to the market. However, when investors began to believe that the Fed was nearing the end of its rate hikes, sentiment turned more optimistic. Driven by growing demand and tight supply concerns, oil prices reached a new high, topping $60 per barrel by the end of the period. But the market did not collapse under these pressures. Generally speaking, companies reported strong earnings, built up cash flows and were financially healthier than in recent years. Consumer spending trends remained robust, and inflation appeared contained.

Technology stocks faced a particularly challenging investment environment. Rising interest rates and spiking oil prices dampened investors' enthusiasm for technology related stocks. Instead, investors opted for more "defensive" areas of the broad market such as energy, utilities and health care. Additionally, corporations still hesitated in deploying their cash stockpiles for technology spending and improvements.

PERFORMANCE ANALYSIS

The Information Portfolio underperformed the S&P 500(R) Index for the six months ended June 30, 2005.

Within the Portfolio, computer hardware and peripherals stocks lagged most significantly. Negative company-specific news fuelled a pessimistic sentiment that significantly hurt the entire industry during the reporting period. The software sector was also an area of weakness, although strong stock selection offset some of the negative impact to performance. We attribute this weakness to the seasonality of software stocks, a trend we have observed in each of the past few years. Specifically, company managements have historically spent more on technology in the second half of a calendar year in order to flush their budgets. As a result, software stocks have tended to languish in the first half of the year.

However, the Portfolio did include some strong pockets of performance. Semiconductor stocks added to the Portfolio's overall return, as improving industry fundamentals drove gains. Sentiment also brightened as investors became increasingly confident that the stock market was not heading towards another downturn and that the semiconductor inventory surplus had been resolved. Strong stock selection in telecommunication services also served the Portfolio well. New subscriber growth and healthier balance sheets indicated that these companies' fundamentals continued to improve from previous years. Internet services and software holdings also contributed to the Portfolio's overall return, due to company-specific events.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

TOP 10 HOLDINGS

Intel Corp.                                  6.0%
Microsoft Corp.                              5.8
Corning Inc.                                 4.4
Oracle Corp.                                 4.3
Cisco Systems, Inc.                          4.2
Dell, Inc.                                   4.2
QUALCOMM, Inc.                               3.8
Marvell Technology Group, Ltd. (Bermuda)     3.3
Linear Technology Corp.                      3.2
VERITAS Software Corp.                       3.2

TOP FIVE INDUSTRIES

Packaged Software                           19.5%
Semiconductors                              18.1
Telecommunications Equipment                12.1
Computer Processing Hardware                 8.0
Internet Software/Services                   7.0

DATA AS OF JUNE 30, 2005. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR TOP 10 HOLDINGS AND TOP FIVE INDUSTRIES ARE AS A PERCENTAGE OF NET ASSETS. THESE DATA ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

INVESTMENT STRATEGY

THE PORTFOLIO WILL NORMALLY INVEST AT LEAST 80% OF ITS ASSETS IN COMMON STOCKS AND OTHER EQUITY SECURITIES OF COMPANIES LOCATED THROUGHOUT THE WORLD THAT ARE ENGAGED IN THE COMMUNICATIONS AND INFORMATION INDUSTRY. THE PORTFOLIO NORMALLY HOLDS COMMON STOCKS AND OTHER EQUITY SECURITIES OF COMPANIES LOCATED IN AT LEAST THREE COUNTRIES, ONE OF WHICH IS THE UNITED STATES. THE PORTFOLIO MAY INVEST UP TO 50% OF ITS NET ASSETS IN THE SECURITIES (INCLUDING DEPOSITARY RECEIPTS) OF FOREIGN COMPANIES; HOWEVER, IT WILL NOT INVEST MORE THAN 25% OF ITS NET ASSETS IN ANY ONE FOREIGN COUNTRY. IN ADDITION, THE PORTFOLIO WILL NOT INVEST MORE THAN 10% OF ITS NET ASSETS IN CONVERTIBLE SECURITIES. IN DECIDING WHICH SECURITIES TO BUY, HOLD OR SELL, THE PORTFOLIO'S "INVESTMENT ADVISER," MORGAN STANLEY INVESTMENT ADVISORS INC., CONSIDERS BUSINESS, ECONOMIC AND POLITICAL CONDITIONS.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY PORTFOLIO PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE PORTFOLIO'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, www.morganstanley.com. EACH MORGAN STANLEY PORTFOLIO ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC

WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, http://www.sec.gov. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (publicinfo@sec.gov) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE PORTFOLIO'S PROXY VOTING POLICY AND PROCEDURES WITHOUT CHARGE, UPON REQUEST, BY CALLING TOLL FREE 800-869-NEWS OR BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. IT IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

YOU MAY OBTAIN INFORMATION REGARDING HOW THE PORTFOLIO VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30 BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED JUNE 30, 2005

                                         CLASS X SHARES          CLASS Y SHARES
                                        (SINCE 11/06/00)        (SINCE 11/06/00)
1 YEAR                                             (1.27%)(2)              (1.49%)(2)
SINCE INCEPTION                                   (14.83)(2)              (15.07)(2)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT www.morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COST WOULD LOWER PERFORMANCE.

(1) THE STANDARD & POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) FIGURE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE UNDERLYING PORTFOLIO BASED ON NET ASSET VALUE (NAV). IT DOES NOT REFLECT THE DEDUCTION OF INSURANCE EXPENSES, AN ANNUAL CONTRACT MAINTENANCE FEE, OR SURRENDER CHARGES.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/05 - 06/30/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                                  BEGINNING          ENDING         EXPENSES PAID
                                                                ACCOUNT VALUE     ACCOUNT VALUE    DURING PERIOD *
                                                               ---------------   ---------------   ---------------
                                                                                                      01/01/05 -
                                                                   01/01/05          06/30/05          06/30/05
                                                               ---------------   ---------------   ---------------
CLASS X
Actual (-6.04% return)                                         $      1,000.00   $        939.60   $          4.86
Hypothetical (5% annual return before expenses)                $      1,000.00   $      1,019.79   $          5.06

CLASS Y
Actual (-6.29% return)                                         $      1,000.00   $        937.10   $          6.05
Hypothetical (5% annual return before expenses)                $      1,000.00   $      1,018.55   $          6.31

----------
  * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 1.01% AND 1.26% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was lower than its performance peer group average for all three periods. The Board discussed with the Adviser possible steps to improve performance. The Adviser informed the Board that, in order to try to improve performance, it transferred responsibility to the Global Research Technology team with five portfolio managers each responsible for managing investments of the Portfolio in a different industry or industries. The Board concluded that this change was reasonably designed to improve performance.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Fund under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was higher than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; but (ii) the Portfolio's total expense ratio was lower than the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board concluded that the management fee rate was competitive in light of the fact that the Adviser managed the Portfolio so that the expense ratio of the Portfolio was less than the total expense ratio of the funds in the expense peer group average.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio. The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- INFORMATION PORTFOLIO PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                COMMON STOCKS (97.0%)
                ADVERTISING/MARKETING SERVICES (0.5%)
          900   Getty Images, Inc.*                        $      66,834
                                                           -------------

                CABLE/SATELLITE TV (1.1%)
        4,560   Comcast Corp.(Class A)*                          139,992
                                                           -------------

                COMPUTER COMMUNICATIONS (6.1%)
       28,700   Cisco Systems, Inc.*                             548,457
        9,870   Juniper Networks, Inc.*                          248,527
                                                           -------------
                                                                 796,984
                                                           -------------

                COMPUTER PERIPHERALS (5.7%)
       23,430   EMC Corp.*                                       321,225
        5,790   Network Appliance, Inc.*                         163,683
       14,420   Seagate Technology (ADR)
                  (Cayman Islands)*                              253,071
                                                           -------------
                                                                 737,979
                                                           -------------

                COMPUTER PROCESSING HARDWARE (8.0%)
        7,110   Apple Computer, Inc.*                            261,719
       13,710   Dell, Inc.*                                      541,682
        7,100   Hewlett-Packard Co.                              166,921
       20,650   Sun Microsystems, Inc.*                           77,024
                                                           -------------
                                                               1,047,346
                                                           -------------

                DATA PROCESSING SERVICES (1.2%)
        2,400   First Data Corp.                                  96,336
          980   Global Payments Inc.                              66,444
                                                           -------------
                                                                 162,780
                                                           -------------

                ELECTRONIC COMPONENTS (1.0%)
        1,620   Jabil Circuit, Inc.*                              49,783
        3,520   SanDisk Corp.*                                    83,530
                                                           -------------
                                                                 133,313
                                                           -------------

                ELECTRONIC PRODUCTION EQUIPMENT (2.6%)
        4,260   Applied Materials, Inc.                           68,927
        4,960   ASML Holding N.V (Netherlands)*                   77,674
        4,460   KLA-Tencor Corp.                                 194,902
                                                           -------------
                                                                 341,503
                                                           -------------

                INDUSTRIAL SPECIALTIES (0.6%)
        1,420   Nitto Denko Corp.(Japan)**                 $      80,747
                                                           -------------

                INFORMATION TECHNOLOGY SERVICES (4.9%)
        2,910   Accenture Ltd.(Class A) (Bermuda)*                65,970
        2,580   Amdocs Ltd.(Guernsey)*                            68,189
        4,210   Cognizant Technology
                  Solutions Corp.(Class A)*                      198,417
        4,190   International Business Machines Corp.            310,898
                                                           -------------
                                                                 643,474
                                                           -------------

                INTERNET RETAIL (0.5%)
        2,820   IAC/InterActiveCorp.*                             67,821
                                                           -------------

                INTERNET SOFTWARE/SERVICES (7.0%)
          840   Google, Inc.(Class A)*                           247,086
        2,700   Netease.com Inc.(ADR) (Cayman Islands)*          154,197
        7,280   VeriSign, Inc.*                                  209,373
        8,680   Yahoo!, Inc.*                                    300,762
                                                           -------------
                                                                 911,418
                                                           -------------

                MAJOR TELECOMMUNICATIONS (2.4%)
        5,100   France Telecom S.A.(ADR) (France)                148,614
        6,680   Sprint Corp.                                     167,601
                                                           -------------
                                                                 316,215
                                                           -------------

                MEDIA CONGLOMERATES (1.1%)
        8,350   News Corp.(Class B)                              140,781
                                                           -------------

                MISCELLANEOUS COMMERCIAL SERVICES (0.9%)
        1,470   Corporate Executive Board Co.(The)               115,145
                                                           -------------

                OTHER CONSUMER SERVICES (2.6%)
        1,650   Apollo Group, Inc.(Class A)*                     129,063
        4,180   eBay, Inc.*                                      137,982
          800   Strayer Education, Inc.                           69,008
                                                           -------------
                                                                 336,053
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                PACKAGED SOFTWARE (19.5%)
       10,410   Mercury Interactive Corp.*                 $     399,328
       30,400   Microsoft Corp.                                  755,136
       42,600   Oracle Corp.*                                    562,320
       10,700   Red Hat, Inc.*                                   140,170
       12,290   Symantec Corp.*                                  267,185
       16,950   VERITAS Software Corp.*                          413,580
                                                           -------------
                                                               2,537,719
                                                           -------------

                RECREATIONAL PRODUCTS (0.6%)
        1,410   Electronic Arts, Inc.*                            79,820

                SEMICONDUCTORS (18.1%)
       30,210   Intel Corp.                                      787,273
       11,410   Linear Technology Corp.                          418,633
       11,250   Marvell Technology Group, Ltd.(Bermuda)*         427,950
        6,900   Microchip Technology Inc.                        204,378
       12,130   Texas Instruments Inc.                           340,489
        7,270   Xilinx, Inc.                                     185,385
                                                           -------------
                                                               2,364,108
                                                           -------------

                TELECOMMUNICATION EQUIPMENT (12.1%)
       20,630   Andrew Corp.*                                    263,239
       10,230   Comverse Technology, Inc.*                       241,939
       34,610   Corning Inc.*                                    575,218
       14,890   QUALCOMM Inc.                                    491,519
                                                           -------------
                                                               1,571,915
                                                           -------------

                WIRELESS TELECOMMUNICATIONS (0.5%)
          960   NII Holdings, Inc.(Class B)*               $      61,382
                                                           -------------

                TOTAL COMMON STOCKS
                 (COST $12,232,193)                           12,653,329

TOTAL INVESTMENTS
 (COST $12,232,193)(a)                              97.0%     12,653,329
OTHER ASSETS IN EXCESS OF LIABILITIES                3.0         386,096
                                                  ------   -------------
NET ASSETS                                         100.0%  $  13,039,425
                                                  ======   =============

----------
    ADR  AMERICAN DEPOSITARY RECEIPT.
     *   NON-INCOME PRODUCING SECURITY.
     ** SECURITIES WITH TOTAL MARKET VALUE EQUAL TO $80,747 HAVE BEEN VALUED AT THEIR FAIR VALUE AS DETERMINED IN GOOD FAITH UNDER PROCEDURES ESTABLISHED BY AND UNDER THE GENERAL SUPERVISION OF THE FUND'S TRUSTEES.
    (a) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,045,993 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $624,857, RESULTING IN NET UNREALIZED APPRECIATION OF $421,136.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- INFORMATION PORTFOLIO SUMMARY OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

                                                                PERCENT OF
INDUSTRY                                            VALUE       NET ASSETS
---------------------------------------------------------------------------
Packaged Software                               $  2,537,719        19.5%
Semiconductors                                     2,364,108        18.1
Telecommunication Equipment                        1,571,915        12.1
Computer Processing Hardware                       1,047,346         8.0
Internet Software/Services                           911,418         7.0
Computer Communications                              796,984         6.1
Computer Peripherals                                 737,979         5.7
Information Technology Services                      643,474         4.9
Electronic Production Equipment                      341,503         2.6
Other Consumer Services                              336,053         2.6
Major Telecommunications                             316,215         2.4
Data Processing Services                             162,780         1.2
Media Conglomerates                                  140,781         1.1
Cable/Satellite TV                                   139,992         1.1
Electronic Components                                133,313         1.0
Miscellaneous Commercial Services                    115,145         0.9
Industrial Specialties                                80,747         0.6
Recreational Products                                 79,820         0.6
Internet Retail                                       67,821         0.5
Advertising/Marketing Services                        66,834         0.5
Wireless Telecommunications                           61,382         0.5
                                                ------------        ----
                                                $ 12,653,329        97.0%
                                                ============        ====

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- INFORMATION PORTFOLIO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments in securities, at value (cost $12,232,193)                             $    12,653,329
Cash                                                                                       163,482
Receivable for:
     Investments sold                                                                      428,662
     Dividends                                                                                 676
Prepaid expenses and other assets                                                            1,022
                                                                                   ---------------
     TOTAL ASSETS                                                                       13,247,171
                                                                                   ---------------
LIABILITIES:
Payable for:
     Investments purchased                                                                 181,272
     Investment advisory fee                                                                 7,391
     Distribution fee                                                                        2,039
     Administration fee                                                                        883
Accrued expenses and other payables                                                         16,161
                                                                                   ---------------
     TOTAL LIABILITIES                                                                     207,746
                                                                                   ---------------
     NET ASSETS                                                                    $    13,039,425
                                                                                   ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                                    $    18,753,256
Net unrealized appreciation                                                                421,136
Accumulated net investment loss                                                            (54,469)
Accumulated net realized loss                                                           (6,080,498)
                                                                                   ---------------
     NET ASSETS                                                                    $    13,039,425
                                                                                   ===============
CLASS X SHARES:
Net Assets                                                                         $     3,378,222
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                                  723,762
     NET ASSET VALUE PER SHARE                                                     $          4.67
                                                                                   ===============
CLASS Y SHARES:
Net Assets                                                                         $     9,661,203
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                                2,089,087
     NET ASSET VALUE PER SHARE                                                     $          4.62
                                                                                   ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

NET INVESTMENT LOSS:
INCOME
Dividends (net of $489 foreign withholding tax)                                    $        26,832
Interest                                                                                     4,720
                                                                                   ---------------
     TOTAL INCOME                                                                           31,552
                                                                                   ---------------
EXPENSES
Investment advisory fee                                                                     48,394
Distribution fee (Class Y shares)                                                           13,271
Professional fees                                                                           11,098
Administration fee                                                                           5,778
Custodian fees                                                                               3,825
Shareholder reports and notices                                                              2,950
Transfer agent fees and expenses                                                               250
Trustees' fees and expenses                                                                     81
Other                                                                                          348
                                                                                   ---------------
     TOTAL EXPENSES                                                                         85,995
                                                                                   ---------------
     NET INVESTMENT LOSS                                                                   (54,443)
                                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN/LOSS ON:
Investments                                                                              1,085,635
Foreign exchange transactions                                                                  (72)
                                                                                   ---------------
     NET REALIZED GAIN                                                                   1,085,563
                                                                                   ---------------
Net change in unrealized appreciation/depreciation on investments                       (2,133,239)
                                                                                   ---------------
     NET LOSS                                                                           (1,047,676)
                                                                                   ---------------
NET DECREASE                                                                       $    (1,102,119)
                                                                                   ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     FOR THE SIX         FOR THE YEAR
                                                                                     MONTHS ENDED           ENDED
                                                                                    JUNE 30, 2005     DECEMBER 31, 2004
                                                                                   ---------------    ------------------
                                                                                     (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss                                                                $       (54,443)   $          (63,466)
Net realized gain                                                                        1,085,563               472,593
Net change in unrealized appreciation                                                   (2,133,239)             (125,200)
                                                                                   ---------------    ------------------

     NET INCREASE (DECREASE)                                                            (1,102,119)              283,927
                                                                                   ---------------    ------------------

Net decrease from transactions in shares of beneficial interest                         (3,241,631)           (1,379,059)
                                                                                   ---------------    ------------------

     NET DECREASE                                                                       (4,343,750)           (1,095,132)

NET ASSETS:
Beginning of period                                                                     17,383,175            18,478,307
                                                                                   ---------------    ------------------

END OF PERIOD
(INCLUDING ACCUMULATED NET INVESTMENT LOSSES OF $54,469 AND $26, RESPECTIVELY)     $    13,039,425    $       17,383,175
                                                                                   ===============    ==================

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- INFORMATION PORTFOLIO NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2005 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Variable Investment Series (the "Fund") -- Information Portfolio (the "Portfolio"), one of 15 separate portfolios, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Portfolio's investment objective is long-term capital appreciation. The Fund was organized as a Massachusetts business trust on February 25, 1983 and the Portfolio commenced operations on November 6, 2000. On June 5, 2000, the Portfolio commenced offering one additional class of shares (Class Y).

The Portfolio offers Class X shares and Class Y shares. The two are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. REPURCHASE AGREEMENTS -- The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Portfolio is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Portfolio as unrealized gains and losses. Upon closing of the contract, the Portfolio realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The books and records of the Portfolio are maintained in U.S. dollars as follows:
(1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Portfolio records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. EXPENSES -- Direct expenses are charged to the Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

J. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS

Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Portfolio pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Portfolio determined at the close of each business day: 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $3 billion and 0.62% to the portion of the daily net assets in excess of $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Portfolio's daily net assets.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of the Portfolio will pay a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2005 aggregated $10,876,031 and $14,066,698, respectively.

For the six months ended June 30, 2005, the Portfolio incurred brokerage commissions of $6,040 with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor, for transactions executed on behalf of the Portfolio. At June 30, 2005, the Portfolio's receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc. of $97,466.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the six months ended June 30, 2005 included in Trustees' fees and expenses in the Statement of Operations amounted to $16. At June 30, 2005, the Portfolio had an accrued pension liability of $28 which is included in accrued expenses in the Statement of Assets and Liabilities. On December 2, 2003, the Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. FEDERAL INCOME TAX STATUS

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2004, the Portfolio had a net capital loss carryforward of approximately $6,989,000 of which $1,669,000 will expire on December 31, 2009 and $5,320,000 will expire on December 31, 2010, to offset future capital gains to the extent provided by regulations.

As of December 31, 2004, the Portfolio had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                     FOR THE SIX                         FOR THE YEAR
                                                     MONTHS ENDED                           ENDED
                                                    JUNE 30, 2005                     DECEMBER 31, 2004
                                           --------------------------------    --------------------------------
                                                     (UNAUDITED)
                                               SHARES            AMOUNT            SHARES           AMOUNT
                                           --------------    --------------    --------------    --------------
CLASS X SHARES
Sold                                              225,426    $    1,048,812         1,375,957    $    6,656,455
Redeemed                                         (403,309)       (1,871,973)       (1,576,724)       (7,465,602)
                                           --------------    --------------    --------------    --------------
Net decrease -- Class X                          (177,883)         (823,161)         (200,767)         (809,147)
                                           --------------    --------------    --------------    --------------
CLASS Y SHARES
Sold                                               49,287           228,455           456,147         2,145,532
Redeemed                                         (579,811)       (2,646,925)         (600,682)       (2,715,444)
                                           --------------    --------------    --------------    --------------
Net decrease -- Class Y                          (530,524)       (2,418,470)         (144,535)         (569,912)
                                           --------------    --------------    --------------    --------------
Net decrease in Portfolio                        (708,407)   $   (3,241,631)         (345,302)   $   (1,379,059)
                                           ==============    ==============    ==============    ==============

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Portfolio may enter into forward contracts to facilitate settlement of foreign currency denominated transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate and market risks, the Portfolio may enter into interest rate futures contracts ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts or in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- INFORMATION PORTFOLIO FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                    FOR THE SIX                           FOR THE YEAR ENDED DECEMBER 31,
                                    MONTHS ENDED        --------------------------------------------------------------------
                                   JUNE 30, 2005          2004          2003          2002          2001             2000*
                                   -------------        ---------     ---------     ---------     ---------        ---------
                                    (UNAUDITED)
CLASS X SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of
 period                            $        4.97        $    4.80     $    2.98     $    5.31     $    9.31        $   10.00
                                   -------------        ---------     ---------     ---------     ---------        ---------
Income (loss) from investment
 operations:
  Net investment income (loss)++           (0.01)           (0.01)        (0.03)        (0.03)         0.08            0.06
  Net realized and unrealized
   gain (loss)                             (0.29)            0.18          1.85         (2.25)        (4.07)           (0.75)
                                   -------------        ---------     ---------     ---------     ---------        ---------
Total income (loss) from
 investment operations                     (0.30)            0.17          1.82         (2.28)        (3.99)           (0.69)
                                   -------------        ---------     ---------     ---------     ---------        ---------
Less dividends and distributions
 from:
  Net investment income                        -                -             -         (0.05)        (0.01)               -
  Net realized gain                            -                -             -             -             -                -
                                   -------------        ---------     ---------     ---------     ---------        ---------
Total dividends and distributions              -                -             -         (0.05)        (0.01)               -
                                   -------------        ---------     ---------     ---------     ---------        ---------
Net asset value, end of period     $        4.67        $    4.97     $    4.80     $    2.98     $    5.31        $    9.31
                                   =============        =========     =========     =========     =========        =========
TOTAL RETURN+                              (6.04)%(2)        3.54%        61.07%       (43.09)%      (42.87)%          (6.90)%(2)

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                    1.01%(3)         0.97%         1.12%         1.12%            -%(5)            -%(4)
Net investment income                      (0.57)%(3)       (0.18)%       (0.88)%       (0.88)%        1.27%(5)         3.80%(3)(4)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands                         $       3,378        $   4,478     $   5,289     $   2,002     $   4,434        $   2,686
Portfolio turnover rate                       77%(2)           99%          176%          150%          170%               1%(2)

----------
    * PRIOR TO JUNE 5, 2000, THE PORTFOLIO ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE PORTFOLIO HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
   ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
    + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
   (1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
   (2) NOT ANNUALIZED.
   (3) ANNUALIZED.
   (4) IF THE INVESTMENT ADVISER HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS ADVISORY FEE FOR THE PERIOD NOVEMBER 6, 2000 THROUGH DECEMBER 31, 2000, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.82% AND 1.98%, RESPECTIVELY.
   (5) IF THE INVESTMENT ADVISER HAD NOT ASSUMED ALL ALL EXPENSES (EXCEPT FOR DISTIBUTION FEES) AND WAIVED ITS ADVISORY FEE FOR THE YEAR ENDED DECEMBER 31, 2001, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.62% AND (0.35)%, RESPECTIVELY

                        SEE NOTES TO FINANCIAL STATEMENTS

                                    FOR THE SIX                           FOR THE YEAR ENDED DECEMBER 31,
                                    MONTHS ENDED        --------------------------------------------------------------------
                                   JUNE 30, 2005          2004          2003          2002          2001             2000*
                                   -------------        ---------     ---------     ---------     ---------        ---------
                                    (UNAUDITED)
CLASS Y SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of
 period                            $        4.93        $    4.77     $    2.97     $    5.30     $    9.31        $   10.00
                                   -------------        ---------     ---------     ---------     ---------        ---------
Income (loss) from investment
 operations:
  Net investment income++                  (0.02)           (0.02)        (0.04)        (0.04)         0.06             0.05
  Net realized and unrealized
   gain (loss)                             (0.29)            0.18          1.84         (2.25)        (4.06)           (0.74)
                                   -------------        ---------     ---------     ---------     ---------        ---------
Total income (loss) from investment
 operations                                (0.31)            0.16          1.80         (2.29)        (4.00)           (0.69)
                                   -------------        ---------     ---------     ---------     ---------        ---------
Less dividends and distributions
 from:
  Net investment income                        -                -             -         (0.04)        (0.01)               -
  Net realized gain                            -                -             -             -             -                -
                                   -------------        ---------     ---------     ---------     ---------        ---------
Total dividends and distributions              -                -             -         (0.04)        (0.01)               -
                                   -------------        ---------     ---------     ---------     ---------        ---------
Net asset value, end of period     $        4.62        $    4.93     $    4.77     $    2.97     $    5.30        $    9.31
                                   =============        =========     =========     =========     =========        =========
TOTAL RETURN+                              (6.29)%(2)        3.35%        60.61%       (43.29)%      (42.99)%          (6.90)%(2)

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                    1.26%(3)         1.22%         1.37%         1.37%         0.25%(5)         0.25%(3)(4)
Net investment income (loss)               (0.82)%(3)       (0.43)%       (1.13)%       (1.13)%        1.02%(5)         3.55%(3)(4)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands                         $       9,661        $  12,905     $  13,189     $   5,066     $   7,427        $   1,915
Portfolio turnover rate                       77%(2)           99%          176%          150%          170%               1%

----------
    *  FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.
   ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
    + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
   (1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
   (2) NOT ANNUALIZED.
   (3) ANNUALIZED.
   (4) IF THE INVESTMENT ADVISER HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS ADVISORY FEE FOR THE PERIOD NOVEMBER 6, 2000 THROUGH DECEMBER 31, 2000, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.07% AND 1.73%, RESPECTIVELY.
   (5) IF THE INVESTMENT ADVISER HAD NOT ASSUMED ALL ALL EXPENSES (EXCEPT FOR DISTIBUTION FEES) AND WAIVED ITS ADVISORY FEE FOR THE YEAR ENDED DECEMBER 31, 2001, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.87% AND (0.60)%, RESPECTIVELY.

                        SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD

Mitchell M. Merin
PRESIDENT

Ronald E. Robison
EXECUTIVE VICE PRESIDENT and PRINCIPAL EXECUTIVE OFFICER

Joseph J. McAlinden
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Carsten Otto
CHIEF COMPLIANCE OFFICER

Stefanie V. Chang
VICE PRESIDENT

Francis J. Smith
TREASURER and CHIEF FINANCIAL OFFICER

Thomas F. Caloia
VICE PRESIDENT

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Portfolio without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Portfolio's Statement of Additional Information contains additional information about the Portfolio, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

RA05-006878-Y06/05

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS

                                                         MORGAN STANLEY VARIABLE
                                                             INVESTMENT SERIES--
                                                           INFORMATION PORTFOLIO

                                                               SEMIANNUAL REPORT
                                                                   JUNE 30, 2005

[MORGAN STANLEY LOGO]

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY VARIABLE INVESTMENT SERIES -- LIMITED DURATION PORTFOLIO PERFORMED DURING THE SEMIANNUAL PERIOD. WE WILL PROVIDE AN OVERVIEW OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT AFFECTED PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT INCLUDES THE PORTFOLIO'S FINANCIAL STATEMENTS AND A LIST OF PORTFOLIO INVESTMENTS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE PORTFOLIO WILL DECLINE AND, THEREFORE, THE VALUE OF THE PORTFOLIO'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS PORTFOLIO. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

FUND REPORT
FOR THE SIX MONTHS ENDED JUNE 30, 2005

TOTAL RETURN FOR THE 6 MONTHS ENDED JUNE 30, 2005

                             LEHMAN BROTHERS U.S.
 CLASS X    CLASS Y    CREDIT INDEX (1-5 YEAR)(1)
    0.93%      0.81%                         0.94%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR PERFORMANCE INFORMATION AND INDEX DEFINITIONS.

MARKET CONDITIONS

As expected, the Federal Open Market Committee (the "Fed") increased the federal funds target rate at each of its four meetings in the first half of 2005. Consequently, the benchmark overnight rate increased from 2.25 percent at the beginning of the review period to 3.25 percent at the end. Despite the actions of the Fed, most U.S. Treasury yields fell during the second half of the six-month period, erasing all of the gains posted by long-term Treasuries and much of the gains posted by short- and intermediate-term Treasuries during the first half of the six-month period. Nevertheless, the period concluded on a positive note, with bond markets achieving positive returns during the month of June.

It is important to note, however, that as of the end of the period, we have yet to see the full effects of the Fed's actions on economic activity. For the most part, the market's concerns over rising energy prices and inflation as well as faltering growth have muted the impact of the Fed's rate increases. With two-year and five-year Treasuries near the 3.6 percent to 3.7 percent area at the end of June, the market reflects neither underlying fundamental trends nor a more likely course for Fed policy.

PERFORMANCE ANALYSIS

Limited Duration Portfolio underperformed the Lehman Brothers U.S. Credit Index (1-5 Year) for the six-month period ended June 30, 2005.

The Portfolio's corporate holdings had a small favorable impact on relative performance during the period. An underweight in banking and finance, and energy relative to the Lehman Brothers Index contributed positively to performance.

The Portfolio's mortgage position, specifically the emphasis on higher coupon, slow prepaying mortgages, had a positive impact on relative performance. These types of mortgages tend to be less sensitive to rising interest rates than lower-coupon, fast pre-paying mortgages.

We kept the Portfolio's overall interest-rate exposure well below that of its benchmark during the period. This posture was beneficial as interest rates rose across the short- and intermediate-portions of the curve. However, relative to the Lehman Brothers benchmark, the Portfolio's defensive interest rate position detracted from performance as rates at the short-end of the yield curve came down slightly.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

DURATION IS A MEASURE OF THE SENSITIVITY OF A BOND'S PRICE TO CHANGES IN INTEREST RATES, EXPRESSED IN YEARS. EACH YEAR OF DURATION REPRESENTS AN EXPECTED 1 PERCENT CHANGE IN THE PRICE OF A BOND FOR EVERY 1 PERCENT CHANGE IN INTEREST RATES. THE LONGER A BOND'S DURATION, THE GREATER THE EFFECT OF INTEREST-RATE MOVEMENTS ON ITS PRICE. TYPICALLY, FUNDS WITH SHORTER DURATIONS PERFORM BETTER IN RISING-INTEREST-RATE ENVIRONMENTS, WHILE FUNDS WITH LONGER DURATIONS PERFORM BETTER WHEN RATES DECLINE.

PORTFOLIO COMPOSITION**

Corporate Bonds                                                  43.1%
Asset-Backed Securities                                          19.4
Short-Term Investments                                           13.4
Mortgage-Backed Securities                                       10.8
U.S. Government Agency Obligations                               10.0
Collateralized Mortgage Obligations                               2.2
Foreign Government Obligations                                    1.1

LONG-TERM CREDIT ANALYSIS

Aaa/AAA                                                          58.1%
Aa/AA                                                            12.2
A/A                                                              17.3
Baa/BBB                                                          12.3
B/B                                                               0.1

**DOES NOT INCLUDE OUTSTANDING LONG FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $12,045,875 WITH UNREALIZED DEPRECIATION OF $9,191 AND SHORT FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $17,323,751 WITH UNREALIZED DEPRECIATION OF $51,874.

DATA AS OF JUNE 30, 2005. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR PORTFOLIO COMPOSITION ARE AS A PERCENTAGE OF TOTAL INVESTMENTS. ALL PERCENTAGES FOR LONG-TERM CREDIT ANALYSIS ARE AS A PERCENTAGE OF TOTAL LONG-TERM INVESTMENTS. THESE DATA ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

INVESTMENT STRATEGY

THE PORTFOLIO WILL NORMALLY INVEST AT LEAST 65 PERCENT OF ITS ASSETS IN SECURITIES ISSUED OR GUARANTEED AS TO PRINCIPAL AND INTEREST BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES (INCLUDING ZERO COUPON SECURITIES), INVESTMENT GRADE MORTGAGE-BACKED SECURITIES, INCLUDING COLLATERALIZED MORTGAGE OBLIGATIONS, AND INVESTMENT GRADE CORPORATE AND OTHER TYPES OF BONDS. IN SELECTING PORTFOLIO INVESTMENTS TO PURCHASE OR SELL, THE "INVESTMENT ADVISER," MORGAN STANLEY INVESTMENT ADVISORS INC., CONSIDERS BOTH DOMESTIC AND INTERNATIONAL ECONOMIC DEVELOPMENTS, INTEREST RATE LEVELS, THE STEEPNESS OF THE YIELD CURVE AND OTHER FACTORS, AND SEEKS TO MAINTAIN AN OVERALL AVERAGE DURATION FOR THE PORTFOLIO'S PORTFOLIO OF THREE YEARS OR LESS.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY PORTFOLIO PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE PORTFOLIO'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, www.morganstanley.com. EACH MORGAN STANLEY PORTFOLIO ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, http://www.sec.gov. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (publicinfo@sec.gov) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED JUNE 30, 2005

                                   CLASS X SHARES         CLASS Y SHARES
                                  (SINCE 05/04/99)       (SINCE 06/05/00)
1 YEAR                                        2.23%(2)               1.98%(2)
5 YEARS                                       3.74(2)                3.50(2)
SINCE INCEPTION                               3.68(2)                3.55(2)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT www.morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

(1) THE LEHMAN BROTHERS U.S. CREDIT INDEX (1-5 YEAR) INCLUDES U.S. CORPORATE AND SPECIFIED FOREIGN DEBENTURES AND SECURED NOTES WITH MATURITIES OF ONE TO FIVE YEARS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) FIGURE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE UNDERLYING PORTFOLIO BASED ON NET ASSET VALUE (NAV). IT DOES NOT REFLECT THE DEDUCTION OF INSURANCE EXPENSES, AN ANNUAL CONTRACT MAINTENANCE FEE, OR SURRENDER CHARGES.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/05 - 06/30/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                    BEGINNING        ENDING        EXPENSES PAID
                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD *
                                                  -------------   -------------   ---------------
                                                                                     01/01/05 -
                                                    01/01/05         06/30/05        06/30/05
                                                  -------------   -------------   ---------------
CLASS X
Actual (0.93% return)                             $    1,000.00   $    1,009.30   $          2.19
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,022.61   $          2.21

CLASS Y
Actual (0.81% return)                             $    1,000.00   $    1,008.10   $          3.44
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,021.37   $          3.46

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.44% AND 0.69% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was lower than its performance peer group average for all three periods. The Board considered that the Portfolio's performance, relative to its performance peer group, has improved, as the gap between the Portfolio's performance and the average of its performance peer group has narrowed from the five- to the three- to the one-year period. The Board concluded that the Portfolio's performance was improving and can reasonably be expected to be competitive with that of its performance peer group.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio's total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board concluded that the Portfolio's management fee and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board also reviewed the level of the Portfolio's management fee and concluded that the Portfolio's management fee was sufficiently low that it did not need to consider adding breakpoints.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser. The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board concluded that the float benefits were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Portfolio ("soft dollars"). The Board noted that the Portfolio invests only in fixed income securities, which do not generate soft dollars.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- LIMITED DURATION PORTFOLIO PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

 PRINCIPAL
 AMOUNT IN                                               COUPON       MATURITY
 THOUSANDS                                                RATE          DATE          VALUE
-----------------------------------------------------------------------------------------------
             CORPORATE BONDS (42.6%)
             AEROSPACE & DEFENSE (0.4%)
$      230   McDonnell Douglas Corp.                       6.875%     11/01/06     $    237,253
       195   Northrop Grumman Corp.                        4.079      11/16/06          194,501
        30   Raytheon Co.                                   6.15      11/01/08           31,679
       111   Raytheon Co.                                   6.75      08/15/07          116,505
       150   Raytheon Co.                                   8.30      03/01/10          174,005
                                                                                   ------------
                                                                                        753,943
                                                                                   ------------
             AIR FREIGHT/COURIERS (0.2%)
       130   Fedex Corp.                                    2.65      04/01/07          126,666
       145   Fedex Corp.                                   6.875      02/15/06          147,489
                                                                                   ------------
                                                                                        274,155
                                                                                   ------------
             AIRLINES (0.1%)
       258   Southwest Airlines Co. (Series 01-1)          5.496      11/01/06          262,536
                                                                                   ------------
             AUTO PARTS: O.E.M. (0.2%)
       290   Johnson Controls, Inc.                         5.00      11/15/06          293,691
                                                                                   ------------
             BEVERAGES: ALCOHOLIC (0.2%)
       385   Miller Brewing Co. - 144A*                     4.25      08/15/08          383,597
                                                                                   ------------
             BUILDING PRODUCTS (0.3%)
       145   Masco Corp.                                   4.625      08/15/07          145,890
       310   Masco Corp.                                    6.75      03/15/06          315,651
                                                                                   ------------
                                                                                        461,541
                                                                                   ------------
             CABLE/SATELLITE TV (0.7%)
       490   Comcast Cable Communications, Inc.            6.875      06/15/09          534,227
       270   Comcast Corp.                                  5.85      01/15/10          285,822
       242   Cox Communications Inc.                        3.95+     12/14/07          243,445
       150   Cox Communications Inc.                        7.75      08/15/06          154,931
                                                                                   ------------
                                                                                      1,218,425
                                                                                   ------------
             CHEMICALS: MAJOR DIVERSIFIED (0.1%)
       135   ICI Wilmington Inc.                           4.375      12/01/08          134,079
                                                                                   ------------
             CONTAINERS/PACKAGING (0.0%)
        90   Sealed Air Corp. - 144A*                       6.95      05/15/09           97,327
                                                                                   ------------
             DEPARTMENT STORES (0.9%)
       680   Federated Department Stores, Inc.             6.625      09/01/08          725,633
       525   May Department Stores Co., Inc.                3.95      07/15/07          521,623
       260   May Department Stores Co., Inc.               6.875      11/01/05          262,301
                                                                                   ------------
                                                                                      1,509,557
                                                                                   ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                               COUPON       MATURITY
 THOUSANDS                                                RATE          DATE          VALUE
-----------------------------------------------------------------------------------------------
             DISCOUNT STORES (0.7%)
$    1,165   Target Corp.                                   5.95%     05/15/06     $  1,183,524
                                                                                   ------------
             DRUGSTORE CHAINS (0.5%)
       175   CVS Corp.                                     3.875      11/01/07          174,251
       640   CVS Corp.                                     5.625      03/15/06          646,724
                                                                                   ------------
                                                                                        820,975
                                                                                   ------------
             ELECTRIC UTILITIES (4.9%)
       580   Appalachian Power Co. (Series G)               3.60      05/15/08          569,732
       710   Carolina Power & Light Company Inc.            6.80      08/15/07          746,542
       290   CC Funding Trust I                             6.90      02/16/07          302,176
       248   Columbus Southern Power Co.                    4.40      12/01/10          246,848
     1,050   Consolidated Natural Gas Co. (Series B)       5.375      11/01/06        1,066,419
       245   Consumers Energy Co.                           4.80      02/17/09          248,255
       635   DTE Energy Co.                                 6.45      06/01/06          648,118
       240   Duke Energy Corp.                              3.75      03/05/08          237,158
       170   Entergy Gulf States, Inc.                      3.60      06/01/08          166,533
       220   Entergy Gulf States, Inc.                      3.73+     12/01/09          220,731
       255   Exelon Corp.                                   6.75      05/01/11          283,530
       765   FPL Group Capital Inc.                         3.25      04/11/06          761,320
       570   Pacific Gas & Electric Co.                     3.60      03/01/09          557,243
        90   Panhandle Eastern Pipe Line Co. (Series B)     2.75      03/15/07           87,687
       390   Peco Energy Co.                                3.50      05/01/08          383,375
       775   Pinnacle West Capital Corp.                    6.40      04/01/06          785,588
     1,150   Public Service Electric & Gas Co.             3.577      06/23/06        1,150,179
       150   Wisconsin Electric Power Co.                   3.50      12/01/07          147,754
                                                                                   ------------
                                                                                      8,609,188
                                                                                   ------------
             ELECTRICAL PRODUCTS (0.2%)
       295   Cooper Industries Inc.                         5.25      07/01/07          300,532
                                                                                   ------------
             ENVIRONMENTAL SERVICES (0.1%)
        60   USA Waste Services, Inc.                      7.125      10/01/07           63,506
       130   WMX Technologies, Inc.                         7.00      10/15/06          134,421
                                                                                   ------------
                                                                                        197,927
                                                                                   ------------
             FINANCE/RENTAL/LEASING (3.2%)
       330   CIT Group Inc.                                2.875      09/29/06          325,457
       600   CIT Group Inc.                                 3.44+     11/04/05          600,392
       630   CIT Group Inc.                                 6.50      02/07/06          639,705
       540   Countrywide Home Loans, Inc.
               (Series MTN)                                 3.25      05/21/08          524,675
       550   Ford Motor Credit Co.                         6.875      02/01/06          555,574

                       SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                               COUPON       MATURITY
 THOUSANDS                                                RATE          DATE          VALUE
-----------------------------------------------------------------------------------------------
$      230   Ford Motor Credit Co.                          6.50%     01/25/07     $    231,736
       250   MBNA Corp.                                     3.64+     05/05/08          251,671
       760   MBNA Corp.                                    6.125      03/01/13          829,464
       815   Nationwide Buildings Society - 144A*
               (United Kingdom)                            2.625      01/30/07          798,048
       785   SLM Corp.                                      4.00      01/15/10          776,252
                                                                                   ------------
                                                                                      5,532,974
                                                                                   ------------
             FINANCIAL CONGLOMERATES (4.0%)
        95   Bank One Corp. (Series MTNA)                   6.00      02/17/09          100,209
       475   Bank One NA Illinois                          3.319+     05/05/06          475,581
       410   Bank One NA Illinois                           5.50      03/26/07          419,985
       150   Chase Manhattan Corp.                          6.00      02/15/09          158,687
        55   Chase Manhattan Corp.                          7.00      11/15/09           60,554
       460   Citicorp                                      6.375      11/15/08          490,842
       220   Citicorp                                       6.75      08/15/05          220,774
       195   Citigroup Global Markets Inc.                  3.50+     12/12/06          195,283
       555   Citigroup Inc.                                 5.50      08/09/06          564,132
       560   Citigroup Inc.                                 5.75      05/10/06          568,502
       120   General Electric Capital Corp.                 4.25      12/01/10          119,696
     1,615   General Electric Capital Corp.                5.375      03/15/07        1,650,664
       315   General Motors Acceptance Corp.                4.50      07/15/06          310,768
       410   ING Security Life Institutional - 144A*        2.70      02/15/07          399,329
       515   Pricoa Global Funding I - 144A*                3.90      12/15/08          509,718
       340   Prudential Funding LLC
               (Series MTN) - 144A*                         6.60      05/15/08          362,734
       475   Prudential Insurance Co. - 144A*              6.375      07/23/06          486,137
                                                                                   ------------
                                                                                      7,093,595
                                                                                   ------------
             FOOD RETAIL (1.1%)
     1,045   Kroger Co.                                    7.625      09/15/06        1,086,652
       800   Safeway Inc.                                   6.15      03/01/06          808,726
                                                                                   ------------
                                                                                      1,895,378
                                                                                   ------------
             FOOD: MAJOR DIVERSIFIED (0.9%)
       530   Conagra Foods, Inc.                            6.00      09/15/06          539,181
       125   General Mills Inc.                            3.875      11/30/07          124,031
       200   Kraft Foods Inc.                               4.00      10/01/08          198,577
       675   Kraft Foods Inc.                               5.25      06/01/07          688,441
                                                                                   ------------
                                                                                      1,550,230
                                                                                   ------------
             FOREST PRODUCTS (0.0%)
        77   Weyerhaeuser Co.                              6.125      03/15/07           79,198
                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                               COUPON       MATURITY
 THOUSANDS                                                RATE          DATE          VALUE
-----------------------------------------------------------------------------------------------
             GAS DISTRIBUTORS (0.5%)
$      180   Nisource Finance Corp.                        3.854+%    11/23/09     $    180,885
        29   Ras Laffan Liquid Natural Gas
               Co. Ltd. - 144A* (Qatar)                    7.628      09/15/06           29,453
       650   Sempra Energy                                  4.75      05/15/09          656,419
                                                                                   ------------
                                                                                        866,757
                                                                                   ------------
             HOME FURNISHINGS (0.2%)
       265   Mohawk Industries, Inc. (Class C)              6.50      04/15/07          274,617
                                                                                   ------------
             HOME IMPROVEMENT CHAINS (0.2%)
       330   Lowe's Companies, Inc.                         7.50      12/15/05          335,265
                                                                                   ------------
             HOTELS/RESORTS/CRUISELINES (0.5%)
       285   Hyatt Equities LLC - 144A*                    6.875      06/15/07          294,219
       290   Marriott International Inc. (Series C)        7.875      09/15/09          327,581
        90   Marriott International, Inc. (Series E)        7.00      01/15/08           95,695
       130   Starwood Hotels & Resorts Worldwide, Inc.     7.375      05/01/07          136,500
                                                                                   ------------
                                                                                        853,995
                                                                                   ------------
             HOUSEHOLD/PERSONAL CARE (0.3%)
       560   Clorox Co.                                    3.525+     12/14/07          561,133
                                                                                   ------------
             INDUSTRIAL CONGLOMERATES (0.7%)
     1,100   Honeywell International, Inc.                 5.125      11/01/06        1,114,099
        30   Honeywell International, Inc.                 6.875      10/03/05           30,217
       165   Textron Financial Corp.                       4.125      03/03/08          164,902
                                                                                   ------------
                                                                                      1,309,218
                                                                                   ------------
             INSURANCE BROKERS/SERVICES (0.5%)
       800   Marsh & McLennan Companies Inc.               5.375      03/15/07          810,768
                                                                                   ------------
             INTEGRATED OIL (0.4%)
       725   Conoco Funding Co. (Canada)                    5.45      10/15/06          738,303
                                                                                   ------------
             INVESTMENT BANKS/BROKERS (1.2%)
       775   Goldman Sachs Group Inc. (The)                4.125      01/15/08          775,016
        35   Lehman Brothers Holdings, Inc.                 2.79      04/20/07           35,045
     1,160   Lehman Brothers Holdings, Inc.                 8.25      06/15/07        1,249,992
                                                                                   ------------
                                                                                      2,060,053
                                                                                   ------------
             INVESTMENT MANAGERS (1.3%)
     1,930   TIAA Global Markets - 144A*                   3.875      01/22/08        1,919,061
       455   TIAA Global Markets - 144A*                    5.00      03/01/07          461,492
                                                                                   ------------
                                                                                      2,380,553
                                                                                   ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                               COUPON       MATURITY
 THOUSANDS                                                RATE          DATE          VALUE
-----------------------------------------------------------------------------------------------
             LIFE/HEALTH INSURANCE (3.0%)
$    1,625   Genworth Financial, Inc.                       3.56+%    06/15/07     $  1,628,825
       645   John Hancock Financial Services, Inc.         5.625      12/01/08          674,404
       270   John Hancock Global Funding II - 144A*        5.625      06/27/06          273,994
       395   John Hancock Global Funding II - 144A*         7.90      07/02/10          459,839
       695   Met Life Global Funding I - 144A* (Note 4)    3.375      10/05/07          683,395
       175   MetLife, Inc. (Note 4)                         5.25      12/01/06          177,862
       300   Monumental Global Funding II - 144A*           3.85      03/03/08          297,521
     1,085   Monumental Global Funding II - 144A*           6.05      01/19/06        1,097,438
                                                                                   ------------
                                                                                      5,293,278
                                                                                   ------------
             MAJOR BANKS (4.5%)
       720   ABN Amro Bank (Netherlands)                    3.31+     05/11/07          721,017
       545   Bank of America Corp.                         3.375      02/17/09          531,599
       260   Bank of America Corp.                         3.875      01/15/08          259,132
       445   Bank of America Corp.                          4.75      10/15/06          449,746
       320   Bank of America Corp.                          5.25      02/01/07          326,700
       215   Bank of New York Co., Inc. (The)               5.20      07/01/07          219,197
     1,440   Branch Banking & Trust Corp.                   3.42+     06/04/07        1,442,994
       395   FleetBoston Financial Corp.                    7.25      09/15/05          397,794
       125   HSBC Finance Corp.                             6.75      05/15/11          138,913
       285   Huntington National Bank                       2.75      10/16/06          280,521
       510   Key Bank NA                                   7.125      08/15/06          526,142
       820   Suntrust Bank Atlanta                          7.25      09/15/06          846,951
       235   Wachovia Corp.                                3.625      02/17/09          231,254
       720   Wachovia Corp.                                 4.95      11/01/06          727,937
       330   Wachovia Corp.                                6.875      09/15/05          332,001
       405   Wells Fargo Co.                                3.45+     03/03/06          405,396
                                                                                   ------------
                                                                                      7,837,294
                                                                                   ------------
             MAJOR TELECOMMUNICATIONS (1.5%)
       470   Deutsche Telekom International
               Finance Corp. (Netherlands                   8.50      06/15/10          545,264
     1,000   GTE Corp.                                      6.36      04/15/06        1,017,295
       285   Telecom Italia Capital SpA (Luxembourg)        4.00      11/15/08          280,914
       660   Verizon Global Funding Corp.                  6.125      06/15/07          684,681
       150   Verizon Global Funding Corp.                   7.25      12/01/10          170,219
                                                                                   ------------
                                                                                      2,698,373
                                                                                   ------------
             MANAGED HEALTH CARE (1.5%)
       465   Aetna, Inc.                                   7.375      03/01/06          474,778
       250   Aetna, Inc.                                   7.875      03/01/11          292,153
       495   Anthem, Inc.                                  4.875      08/01/05          495,282

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                               COUPON       MATURITY
 THOUSANDS                                                RATE          DATE          VALUE
-----------------------------------------------------------------------------------------------
$      175   UnitedHealth Group Inc.                       4.125%     08/15/09     $    174,340
       105   UnitedHealth Group Inc.                        5.20      01/17/07          106,728
       680   UnitedHealth Group Inc.                        7.50      11/15/05          687,749
       400   WellPoint Health Networks Inc.                6.375      06/15/06          408,682
                                                                                   ------------
                                                                                      2,639,712
                                                                                   ------------
             MEDIA CONGLOMERATES (0.5%)
       465   Time Warner, Inc.                             6.125      04/15/06          472,361
       400   Time Warner, Inc.                              6.15      05/01/07          414,066
                                                                                   ------------
                                                                                        886,427
                                                                                   ------------
             MOTOR VEHICLES (0.8%)
       560   American Honda Finance Corp. - 144A*           3.85      11/06/08          555,304
       155   DaimlerChrysler North American
               Holdings Co.                                 4.05      06/04/08          152,730
       730   DaimlerChrysler North American
               Holdings Co.                                 6.40      05/15/06          744,410
                                                                                   ------------
                                                                                      1,452,444
                                                                                   ------------
             MULTI-LINE INSURANCE (0.9%)
       180   American General Finance
               Corp. (Series MTNF)                         5.875      07/14/06          183,158
       690   American General Finance
               Corp. (Series MTNH)                         4.625      09/01/10          694,028
       250   Equitable Life Assurance Society - 144A*       6.95      12/01/05          253,038
       185   Hartford Financial Services Group, Inc.
               (The)                                       2.375      06/01/06          181,735
       190   International Lease Finance Corp.              3.75      08/01/07          188,455
                                                                                   ------------
                                                                                      1,500,414
                                                                                   ------------
             OTHER CONSUMER SERVICES (0.2%)
       400   Cendant Corp.                                  6.25      01/15/08          417,490
                                                                                   ------------
             PROPERTY - CASUALTY INSURERS (0.8%)
       580   Allstate Finance Global
               Funding II - 144A* (Note 4)                 2.625      10/22/06          569,388
       595   Mantis Reef Ltd. - 144A* (Australia)          4.692      11/14/08          597,257
       285   St. Paul Travelers                             5.01      08/16/07          288,696
                                                                                   ------------
                                                                                      1,455,341
                                                                                   ------------
             PULP & PAPER (0.5%)
       275   International Paper Co.                        3.80      04/01/08          270,362
       280   MeadWestvaco Corp.                             2.75      12/01/05          278,661
       260   Sappi Papier Holding AG - 144A* (Austria)      6.75      06/15/12          278,239
                                                                                   ------------
                                                                                        827,262
                                                                                   ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                               COUPON       MATURITY
 THOUSANDS                                                RATE          DATE          VALUE
-----------------------------------------------------------------------------------------------
             RAILROADS (0.6%)
$      165   Norfolk Southern Corp.                         7.35%     05/15/07     $    174,232
       160   Union Pacific Corp.                           3.625      06/01/10          153,914
       670   Union Pacific Corp. (Series MTNE)              6.79      11/09/07          709,382
                                                                                   ------------
                                                                                      1,037,528
                                                                                   ------------
             REAL ESTATE DEVELOPMENT (0.6%)
       696   World Financial Properties - 144A*             6.91      09/01/13          755,072
       205   World Financial Properties - 144A*             6.95      09/01/13          222,650
                                                                                   ------------
                                                                                        977,722
                                                                                   ------------
             REGIONAL BANKS (0.4%)
       400   U.S. Bank NA                                   2.85      11/15/06          393,530
       310   US Bancorp                                     5.10      07/15/07          316,263
                                                                                   ------------
                                                                                        709,793
                                                                                   ------------
             SAVINGS BANKS (1.0%)
       155   Household Finance Corp.                       4.125      12/15/08          154,127
        70   Household Finance Corp.                       5.875      02/01/09           73,538
        95   Household Finance Corp.                       6.375      10/15/11          104,002
       670   Household Finance Corp.                        6.40      06/17/08          710,094
       100   Sovereign Bank (Series CD)                     4.00      02/01/08           99,170
       165   Washington Mutual Inc.                         7.50      08/15/06          170,835
       445   Washington Mutual Inc.                         8.25      04/01/10          511,582
                                                                                   ------------
                                                                                      1,823,348
                                                                                   ------------
             TOBACCO (0.3%)
       220   Altria Group Inc.                             5.625      11/04/08          228,410
       260   Altria Group Inc.                              7.65      07/01/08          283,270
                                                                                   ------------
                                                                                        511,680
                                                                                   ------------
             TRUCKS/CONSTRUCTION/FARM MACHINERY (1.0%)
       610   Caterpillar Financial Services
               Corp. (Series MTNF)                         3.625      11/15/07          602,685
       435   John Deere Capital Corp.                      3.375      10/01/07          428,121
       640   John Deere Capital Corp.                       4.50      08/22/07          644,812
                                                                                   ------------
                                                                                      1,675,618
                                                                                   ------------
             Total Corporate Bonds (COST $74,008,016)                                74,586,758
                                                                                   ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                               COUPON       MATURITY
 THOUSANDS                                                RATE          DATE          VALUE
-----------------------------------------------------------------------------------------------
             ASSET-BACKED SECURITIES (19.2%)
             FINANCE/RENTAL/LEASING
$      775   Americredit Automoblie Receivables
               Trust 2004-BM A3                             2.07%     08/06/08     $    763,624
     1,700   BMW Vehicle Owner Trust 2005-A A3              4.04      02/25/09        1,703,922
       800   Capital One Multi-Asset Execution              4.05      02/15/11          801,672
       900   Caterpillar Financial Asset Trust 2005-A A3    3.90      02/25/09          899,103
       249   Chase Manhattan Auto Owner Trust 2002A         4.24      09/15/08          249,864
       328   Chase Manhattan Auto Owner Trust
               2002-B A4                                    4.21      01/15/09          328,702
     1,500   Chase Manhattan Auto Owner Trust
               2003-C A4                                    2.94      06/15/10        1,474,947
     1,300   Chase Manhattan Auto Owner Trust
               2004-A A4                                    2.83      09/15/10        1,270,027
       450   CIT Equipment Collateral 2004-EF1 A3           3.50      09/20/08          444,697
       650   CNH Equipment Trust 2005-A A3                  4.02      04/15/09          650,398
       825   Daimler Chrysler Auto Trust 2005-B A3          4.04      09/08/09          826,374
     1,000   DaimlerChrysler Auto Trust 2003-B A4           2.86      03/09/09          984,108
     1,400   Daimler Chrysler Auto Trust 2004-A A4          2.58      04/08/09        1,367,633
       525   Fifth Third Auto Trust 2004-A A3               3.19      02/20/08          520,967
       700   Ford Credit Auto Owner Trust 2005B A3          4.17      01/15/09          702,110
       375   Harley-Davidson Motorcycle Trust 2002-2        3.09      06/15/10          372,462
       570   Harley-Davidson Motorcycle Trust 2003-1        2.63      11/15/10          561,538
     1,200   Harley-Davidson Motorcycle Trust 2003-3 A2     2.76      05/15/11        1,184,529
       900   Harley-Davidson Motorcycle Trust 2004-2 A2     3.56      02/15/12          893,318
       750   Harley-Davidson Motorcycle Trust 2005-2 A2     4.07      02/15/12          751,069
     1,050   Honda Auto Receivables Owner Trust 2003-1      2.48      07/18/08        1,038,367
     1,400   Honda Auto Receivables Owner Trust
               2003-3 A4                                    2.77      11/21/08        1,374,876
       550   Honda Auto Receivables Owner Trust
               2005-2 A3                                    3.93      01/15/09          549,842
       400   Hyundai Auto Receivables Trust 2003-A A3       2.33      11/15/07          397,184
       800   Hyundai Auto Receivables Trust 2004-A A3       2.97      05/15/09          790,312
     1,400   MBNA Credit Card Master Note Trust
               2004-A4 A4                                   2.70      09/15/09        1,370,618
     1,025   Merrill Auto Trust Securitization 2005-1 A3    4.10      08/25/09        1,025,641
       825   National City Auto Receivables Trust
               2004-A A4                                    2.88      05/15/11          806,045
     1,500   Nissan Auto Receivables Owner Trust
               2003-A A4                                    2.61      07/15/08        1,480,680

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                               COUPON          MATURITY
 THOUSANDS                                                RATE             DATE              VALUE
------------------------------------------------------------------------------------------------------
$    1,100   Nissan Auto Receivables Owner Trust
               2004-A A4                                    2.76%        07/15/09         $  1,073,619
     1,175   Nissan Auto Receivables Owner Trust
               2005-B A3                                    3.99         07/15/09            1,175,900
     1,118   TXU Electric Delivery Transition Bond
               Company LLC 2004-1 A1                        3.52         11/15/11            1,105,913
     1,400   USAA Auto Owner Trust 2004-1 A4                2.67         10/15/10            1,368,310
       550   USAA Auto Owner Trust 2004-3 A3                3.16         02/17/09              544,439
       800   USAA Auto Owner Trust 2005-1 A3                3.90         07/15/09              799,382
       575   Wachovia Auto Owner Trust 2005-A A3            4.06         09/21/09              576,193
     1,400   Whole Auto Loan Trust 2003-1 A4                2.58         03/15/10            1,376,228
                                                                                          ------------
             TOTAL ASSET-BACKED SECURITIES (COST $33,960,248)                               33,604,613
                                                                                          ------------
             U.S. GOVERNMENT AGENCY OBLIGATIONS (9.9%)
    10,100   Federal Home Loan Mortgage Corp.               2.75         08/15/06            9,988,678
     7,410   Federal Home Loan Mortgage Corp.              3.625         02/15/07            7,392,816
                                                                                          ------------
             U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $17,555,154)                          17,381,494
                                                                                          ------------
             U.S. GOVERNMENT AGENCIES - MORTGAGE-BACKED SECURITIES (10.7%)
       564   Federal Home Loan Mortgage Corp. (ARM)        3.598         07/01/34              556,825
       800   Federal Home Loan Mortgage Corp. (ARM)        4.464         08/01/34              802,834
       668   Federal Home Loan Mortgage Corp. (ARM)        4.354         10/01/33              664,166
     1,125   Federal Home Loan Mortgage Corp. (ARM)        4.375         07/01/35            1,127,285
       766   Federal Home Loan Mortgage Corp. PC Gold       7.50    02/01/27 - 08/01/32        820,862
       559   Federal National Mortgage Assoc. (ARM)        3.655         07/01/34              558,699
       321   Federal National Mortgage Assoc. (ARM)        3.805         06/01/34              322,400
       780   Federal National Mortgage Assoc. (ARM)         4.15         09/01/34              780,950
       897   Federal National Mortgage Assoc. (ARM)        4.257         04/01/35              902,768
       745   Federal National Mortgage Assoc. (ARM)        4.503         04/01/35              752,657
     1,406   Federal National Mortgage Assoc. (ARM)        4.547         05/01/35            1,412,141
       977   Federal National Mortgage Assoc. (ARM)        4.243         05/01/35              981,855
       799   Federal National Mortgage Assoc. (ARM)        4.345         05/01/35              803,551
       775   Federal National Mortgage Assoc. (ARM)        4.778         07/01/35              780,813
     1,874   Federal National Mortgage Assoc.               6.50    01/01/32 - 11/01/33      1,943,005
     2,546   Federal National Mortgage Assoc.               7.00    11/01/24 - 02/01/33      2,686,392
     2,707   Federal National Mortgage Assoc.               7.50    03/01/24 - 08/01/32      2,894,473
                                                                                          ------------
             TOTAL U.S. GOVERNMENT AGENCIES - MORTGAGE-BACKED SECURITIES
               (COST $18,803,795)                                                           18,791,676
                                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                               COUPON          MATURITY
 THOUSANDS                                                RATE             DATE              VALUE
------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AGENCIES - COLLATERALIZED MORTGAGE OBLIGATIONS (2.2%)
$    1,600   FEDERAL HOME LOAN MORTGAGE CORP.
               2644 AU (PAC)                                3.50%        05/15/22        $   1,580,315
       453   Federal Home Loan Mortgage Corp.
               2104 TE (PAC)                                5.50         02/15/12              454,701
     1,099   Federal National Mortgage Assoc.
               2005-27 NA (PAC)                             5.50         01/25/24            1,117,486
       620   Federal National Mortgage Assoc.
               2005-52 PA (PAC)                             6.50         06/25/35              654,777
                                                                                         -------------
             TOTAL U.S. GOVERNMENT AGENCIES - COLLATERALIZED MORTGAGE OBLIGATIONS
               (COST $3,885,364)                                                             3,807,279
                                                                                         -------------
             Foreign Government Obligations (1.1%)
       675   Quebec Province (Canada)                      6.125         01/22/11              738,067
       160   Quebec Province (Canada)                       5.50         04/11/06              162,369
       390   United Mexican States (Mexico)                8.625         03/12/08              432,900
       190   United Mexican States (Mexico)                8.375         01/14/11              221,635
       240   United Mexican States (Mexico)                9.875         02/01/10              290,880
                                                                                         -------------
             TOTAL FOREIGN GOVERNMENT OBLIGATIONS (COST $2,661,871)                          1,845,851
                                                                                         -------------
             SHORT-TERM INVESTMENTS (13.2%)
             U.S. GOVERNMENT & AGENCY OBLIGATIONS
     4,600   Federal Home Loan Mortgage Corp. (a)           2.60         07/01/05            4,600,000
       200   U.S. Treasury Bill (a)++                       2.82         07/14/05              199,796
     9,000   U.S. Treasury Notes                           1.625         02/28/06            8,896,293
     9,500   U.S. Treasury Notes                           1.875         01/31/06            9,419,108
                                                                                         -------------
             TOTAL SHORT-TERM INVESTMENTS (COST $23,123,110)                                23,115,197
                                                                                         -------------

             TOTAL INVESTMENTS (COST $173,997,558) (b) (c)                 98.9%           173,132,868
             OTHER ASSETS IN EXCESS OF LIABILITIES                          1.1              1,964,962
                                                                          -----          -------------
             NET ASSETS                                                   100.0%         $ 175,097,830
                                                                          =====          =============

----------
   ARM ADJUSTABLE RATE MORTGAGE.
   PAC PLANNED AMORTIZATION CLASS.
   *   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   +   FLOATING RATE SECURITY, RATE SHOWN IS THE RATE IN EFFECT AT JUNE 30,
       2005.
   ++ A PORTION OF THIS SECURITY HAS BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS IN AN AMOUNT EQUAL TO $71,220.
   (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (b) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $29,255,997 IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND OPEN FUTURES CONTRACTS.
   (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $231,210 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,095,900, RESULTING IN NET UNREALIZED DEPRECIATION OF $864,690.

                        SEE NOTES TO FINANCIAL STATEMENTS

FUTURES CONTRACTS OPEN AT JUNE 30, 2005:

                                                                                               UNREALIZED
NUMBER OF                              DESCRIPTION, DELIVERY             UNDERLYING FACE      APPRECIATION/
CONTRACTS        LONG/SHORT               MONTH AND YEAR                 AMOUNT AT VALUE     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
     58             Long              U.S. Treasury Notes                $    12,045,875      $     (9,191)
                                      2 year September 2005
    132             Short             U.S. Treasury Notes                    (14,373,563)          (34,476)
                                      5 year September 2005
     26             Short             U.S. Treasury Notes                     (2,950,188)          (17,398)
                                      10 year September 2005                                  ------------

                                      Total unrealized depreciation                           $    (61,065)
                                                                                              ============

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- LIMITED DURATION PORTFOLIO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments in securities, at value (cost $172,556,347)                            $   171,702,223
Investments in affiliates (cost $1,441,211)                                              1,430,645
Cash                                                                                       314,946
Receivable for:
   Interest                                                                              1,339,493
   Principal paydowns                                                                      781,650
Prepaid expenses and other assets                                                            5,641
                                                                                   ---------------
   TOTAL ASSETS                                                                        175,574,598
                                                                                   ---------------
LIABILITIES:
Payable for:
   Investments purchased                                                                   338,435
   Investment advisory fee                                                                  43,142
   Distribution fee (Class Y)                                                               26,060
   Variation margin                                                                         25,907
   Administration fee                                                                       11,504
Accrued expenses and other payables                                                         31,720
                                                                                   ---------------
   TOTAL LIABILITIES                                                                       476,768
                                                                                   ---------------
   NET ASSETS                                                                      $   175,097,830
                                                                                   ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                                    $   184,350,708
Net unrealized depreciation                                                               (925,755)
Dividends in excess of net investment income                                            (2,153,965)
Accumulated net realized loss                                                           (6,173,158)
                                                                                   ---------------
   NET ASSETS                                                                      $   175,097,830
                                                                                   ===============
CLASS X SHARES:
Net Assets                                                                         $    48,260,322
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                                5,005,889
   NET ASSET VALUE PER SHARE                                                       $          9.64
                                                                                   ===============
CLASS Y SHARES:
Net Assets                                                                         $   126,837,508
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                               13,173,391
   NET ASSET VALUE PER SHARE                                                       $          9.63
                                                                                   ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

NET INVESTMENT INCOME:
INCOME
Interest                                                                           $     3,074,389
Interest from affiliates                                                                    14,861
                                                                                   ---------------
   TOTAL INCOME                                                                          3,089,250
                                                                                   ---------------
EXPENSES
Investment advisory fee                                                                    262,909
Distribution fee (Class Y shares)                                                          156,538
Administration fee                                                                          70,109
Custodian fees                                                                              15,198
Professional fees                                                                           12,154
Shareholder reports and notices                                                              8,571
Trustees' fees and expenses                                                                  1,167
Transfer agent fees and expenses                                                               250
Other                                                                                       13,052
                                                                                   ---------------
   TOTAL EXPENSES                                                                          539,948
                                                                                   ---------------
   NET INVESTMENT INCOME                                                                 2,549,302
                                                                                   ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN/LOSS ON:
Investments                                                                               (391,822)
Futures contracts                                                                          167,610
                                                                                   ---------------
   NET REALIZED LOSS                                                                      (224,212)
                                                                                   ---------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                                               (700,928)
Futures contracts                                                                         (110,507)
                                                                                   ---------------
   NET DEPRECIATION                                                                       (811,435)
                                                                                   ---------------
   NET LOSS                                                                             (1,035,647)
                                                                                   ---------------
NET INCREASE                                                                       $     1,513,655
                                                                                   ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                                FOR THE SIX        FOR THE YEAR
                                                                                MONTHS ENDED           ENDED
                                                                               JUNE 30, 2005     DECEMBER 31, 2004
                                                                              ---------------    -----------------
                                                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                         $     2,549,302    $       4,876,672
Net realized loss                                                                    (224,212)          (1,020,451)
Net change in unrealized depreciation                                                (811,435)          (1,626,595)
                                                                              ---------------    -----------------

   NET INCREASE                                                                     1,513,655            2,229,626
                                                                              ---------------    -----------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class X shares                                                                       (980,206)          (2,415,061)
Class Y shares                                                                     (2,318,445)          (5,031,244)
                                                                              ---------------    -----------------

   TOTAL DIVIDENDS                                                                 (3,298,651)          (7,446,305)
                                                                              ---------------    -----------------

Net decrease from transactions in shares of beneficial interest                    (1,664,867)          (6,428,141)
                                                                              ---------------    -----------------

   NET DECREASE                                                                    (3,449,863)         (11,644,820)

NET ASSETS:
Beginning of period                                                               178,547,693          190,192,513
                                                                              ---------------    -----------------

END OF PERIOD
(INCLUDING DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME OF $2,153,965
  AND $1,404,616, RESPECTIVELY)                                               $   175,097,830    $     178,547,693
                                                                              ===============    =================

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- LIMITED DURATION PORTFOLIO NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2005 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Variable Investment Series (the "Fund") -- Limited Duration Portfolio (the "Portfolio"), one of 15 separate portfolios, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Portfolio's investment objective is to provide a high level of current income consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on February 25, 1983 and the Portfolio commenced operations on May 4, 1999. On June 5, 2000, the Portfolio commenced offering one additional class of shares (Class Y).

The Portfolio offers Class X shares and Class Y shares. The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the market quotations are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. REPURCHASE AGREEMENT -- The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Portfolio is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Portfolio as unrealized gains and losses. Upon closing of the contract, the Portfolio realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. EXPENSES -- Direct expenses are charged to the Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

I. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ ADMINISTRATION AGREEMENTS

Pursuant to an Investment Advisory Agreement, the Portfolio pays an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.30% of the portion of the daily net assets determined as of the close of each business day.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Portfolio's daily net assets.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that Class Y shares of the Portfolio will pay a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended June 30, 2005 were $46,701,655, and $70,631,945, respectively. Included in the aforementioned are purchases and sales/prepayments of U.S. Government securities of $27,843,677 and $43,008,011, respectively.

The portfolio also had the following transactions with affiliates:

                                                                       NET REALIZED
ISSUER                                           PURCHASES     SALES     GAIN/LOSS     INCOME      VALUE
------                                          ----------     -----   ------------   --------   ---------
Allstate Corp                                           --      --          --        $  7,555   $ 569,388
MetLife, Inc                                    $  682,977      --          --           7,306   $ 861,257

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the six months ended June 30, 2005 included in Trustees' fees and expenses in the Statement of Operations amounted to $156. At June 30, 2005, the Portfolio had an accrued pension liability of $100 which is included in accrued expenses in the Statement of Assets and Liabilities. On December 2, 2003, the Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                FOR THE SIX                         FOR THE YEAR
                                                MONTHS ENDED                            ENDED
                                               JUNE 30, 2005                      DECEMBER 31, 2004
                                      --------------------------------    --------------------------------
                                                (UNAUDITED)
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
CLASS X SHARES
Sold                                         808,434    $    7,822,702         2,897,615    $   28,751,340
Reinvestment of dividends                    101,483           980,206           244,877         2,415,061
Redeemed                                  (1,324,153)      (12,814,408)       (4,170,692)      (41,333,887)
                                      --------------    --------------    --------------    --------------
Net decrease -- Class X                     (414,236)       (4,011,500)       (1,028,200)      (10,167,486)
                                      --------------    --------------    --------------    --------------
CLASS Y SHARES
Sold                                       1,698,071        16,413,789         4,104,281        40,571,128
Reinvestment of dividends                    240,383         2,318,445           510,966         5,031,244
Redeemed                                  (1,695,398)      (16,385,601)       (4,243,335)      (41,863,027)
                                      --------------    --------------    --------------    --------------
Net increase -- Class Y                      243,056         2,346,633           371,912         3,739,345
                                      --------------    --------------    --------------    --------------
Net decrease in Portfolio                   (171,180)   $   (1,664,867)         (656,288)   $   (6,428,141)
                                      ==============    ==============    ==============    ==============

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

To hedge against adverse interest rate and market risks on portfolio positions or anticipated positions in U.S. Government Securities, the Portfolio may enter into interest rate futures contracts ("future contracts")

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the value of the underlying securities. Risk may also arise upon entering into contracts from the potential inability of counterparts to meet the terms of their contacts.

7. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Portfolio.

8. FEDERAL INCOME TAX STATUS

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2004, the Portfolio had a net capital loss carryforward of approximately $5,900,000 of which $328,000 will expire on December 31, 2010, $1,546,000 will expire on December 31, 2011, and $4,026,000 will expire on December 31, 2012 to offset future capital gains to the extent provided by regulations.

As of December 31, 2004, the Portfolio had temporary book/tax differences primarily attributable to capital loss from the mark-to-market of futures contracts and book amortization of premiums on debt securities.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- LIMITED DURATION PORTFOLIO FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                             FOR THE SIX                         FOR THE YEAR ENDED DECEMBER 31,
                                            MONTHS ENDED       --------------------------------------------------------------------
                                            JUNE 30, 2005         2004          2003         2002         2001              2000*
                                            -------------      ----------    ----------   ----------   ----------        ----------
                                             (UNAUDITED)
CLASS X SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period        $        9.74      $    10.01    $    10.17   $    10.17   $     9.96        $     9.88
                                            -------------      ----------    ----------   ----------   ----------        ----------
Income (loss) from investment operations:
  Net investment income++                            0.15            0.28          0.21         0.27         0.40              0.51
  Net realized and unrealized gain (loss)           (0.06)          (0.14)         0.01         0.13         0.26              0.05
                                            -------------      ----------    ----------   ----------   ----------        ----------
Total income from investment
 operations                                          0.09            0.14          0.22         0.40         0.66              0.56
                                            -------------      ----------    ----------   ----------   ----------        ----------
Less dividends and distributions from:
  Net investment income                             (0.19)          (0.41)        (0.38)       (0.36)       (0.45)            (0.48)
  Net realized gain                                     -               -             -        (0.04)           -                 -
                                            -------------      ----------    ----------   ----------   ----------        ----------
Total dividends and distributions                   (0.19)          (0.41)        (0.38)       (0.40)       (0.45)            (0.48)
                                            -------------      ----------    ----------   ----------   ----------        ----------
Net asset value, end of period              $        9.64      $     9.74    $    10.01   $    10.17   $    10.17        $     9.96
                                            =============      ==========    ==========   ==========   ==========        ==========

TOTAL RETURN+                                        0.93%(2)        1.42%         2.23%        4.06%        6.72%             5.85%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                             0.44%(3)        0.49%         0.51%        0.48%        0.61%(4)#         0.98%
Net investment income                                3.09%(3)        2.77%         2.02%        2.65%        3.84%(4)          5.08%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands     $      48,260      $   52,784    $   64,576   $   73,476   $   25,858        $    6,427
Portfolio turnover rate                                29%(2)         128%          215%          58%         133%               16%

----------
* Prior to June 5, 2000, the Portfolio issued one class of shares. All shares of the Portfolio held prior to May 1, 2000 have been designated Class X shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
#    Does not reflect the effect of expense offset of 0.06%
(1) Refelects overall Portfolio ratios for investment income and non-class specific expenses.
(2)  Not annualized.
(3)  Annualized.
(4) If the Investment Adviser had not "capped" all expenses (except for distribution fees) at 0.50% of its daily net assets for the period June 1, 2001 through December 31, 2001, the annualized expense and net investment income ratios would have been 0.65% and 3.80%, respectively.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                        FOR THE SIX                          FOR THE YEAR ENDED DECEMBER 31,
                                        MONTHS ENDED      ----------------------------------------------------------------------
                                       JUNE 30, 2005          2004          2003         2002           2001            2000*
                                       -------------      -----------   -----------   -----------   -----------      -----------
                                        (unaudited)
CLASS Y SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period   $        9.73      $     10.00   $     10.16   $     10.16   $      9.95      $      9.86
                                       -------------      -----------   -----------   -----------   -----------      -----------
Income (loss) from investment
  operations:
  Net investment income++                       0.14             0.25          0.18          0.24          0.35             0.28
  Net realized and unrealized gain
  (loss)                                       (0.06)           (0.14)         0.02          0.14          0.28             0.09
                                       -------------      -----------   -----------   -----------   -----------      -----------
Total income from investment
 operations                                     0.08             0.11          0.20          0.38          0.63             0.37
                                       -------------      -----------   -----------   -----------   -----------      -----------
Less dividends and distributions
  from:
  Net investment income                        (0.18)           (0.38)        (0.36)        (0.34)        (0.42)           (0.28)
  Net realized gain                                -                -             -         (0.04)            -                -
                                       -------------      -----------   -----------   -----------   -----------      -----------
Total dividends and distributions              (0.18)           (0.38)        (0.36)        (0.38)        (0.42)           (0.28)
                                       -------------      -----------   -----------   -----------   -----------      -----------
Net asset value, end of period         $        9.63      $      9.73   $     10.00   $     10.16   $     10.16      $      9.95
                                       =============      ===========   ===========   ===========   ===========      ===========

TOTAL RETURN+                                   0.81%(2)         1.17%         1.98%         3.81%         6.49%            3.82%(2)

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                        0.69%(3)         0.74%         0.76%         0.73%         0.86%(4)#        1.17%(3)
Net investment income                           2.84%(3)         2.52%         1.77%         2.40%         3.59%(4)         5.00%(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in
  thousands                            $     126,838      $   125,764   $   125,616   $    72,800   $    25,050      $     1,430
Portfolio turnover rate                           29%(2)          128%          215%           58%          133%              16%(2)

----------
*    For the period June 5, 2000 (issued date) through December 31, 2000.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
#    Does not reflect the effect of expense offset of 0.06%
(1) Refelects overall Portfolio ratios for investment income and non-class specific expenses.
(2)  Not annualized.
(3)  Annualized.
(4) If the Investment Manager had not "capped" all expenses (except for distribution fees) at 0.50% of its daily net assets for the period June 1, 2001 through December 31, 2001, the annualized expense and net investment income ratios would have been 0.90% and 3.55%, respectively.

                        SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD

Mitchell M. Merin
PRESIDENT

Ronald E. Robison
EXECUTIVE VICE PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER

Joseph J. McAlinden
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Carsten Otto
CHIEF COMPLIANCE OFFICER

Stefanie V. Chang
VICE PRESIDENT

Francis J. Smith
TREASURER AND CHIEF FINANCIAL OFFICER

Thomas F. Caloia
VICE PRESIDENT

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Portfolio without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio fees and expenses and other pertinent information, please read its Prospectus. The Portfolio's Statement of Additional Information contains additional information about the Portfolio, including its trustees. It is available, without charge, by calling
(800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C)2005 Morgan Stanley

[MORGAN STANLEY LOGO]

RA05-00684P-Y06/05

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS

                                                         MORGAN STANLEY VARIABLE
                                                            INVESTMENT SERIES --
                                                      LIMITED DURATION PORTFOLIO

                                                               SEMIANNUAL REPORT
                                                                   JUNE 30, 2005

                                                           [MORGAN STANLEY LOGO]

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY VARIABLE INVESTMENT SERIES -- MONEY MARKET PORTFOLIO PERFORMED DURING THE SEMIANNUAL PERIOD. WE WILL PROVIDE AN OVERVIEW OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT AFFECTED PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT INCLUDES THE PORTFOLIO'S FINANCIAL STATEMENTS AND A LIST OF PORTFOLIO INVESTMENTS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF AN INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

FUND REPORT

For the six months ended June 30, 2005

MARKET CONDITIONS

The Federal Open Market Committee ("the Fed") increased its target rate for federal funds with four steps of 25 basis points each from January 1, 2005 to June 30, 2005. As a result, the Fed increased that rate from 2.25 percent to
3.25 percent, a three-year high.

PERFORMANCE ANALYSIS

As of June 30, 2005, Morgan Stanley Variable Investment Series Money Market Portfolio had net assets of more than $249 million with an average portfolio maturity of 36 days. For the seven-day period ended June 30, 2005, the Portfolio's Class X shares provided an effective annualized yield of 2.72 percent and a current yield of 2.68 percent, while its 30-day moving average yield for June was 2.61 percent. For the six-month period ended June 30, 2005, the Portfolio's Class X shares returned 1.11 percent.

For the seven-day period ended June 30, 2005, the Portfolio's Class Y shares provided an effective annualized yield of 2.45 percent and a current yield of
2.43 percent, while its 30-day moving average yield for June was 2.36 percent. For the six-month period ended June 30, 2005, the Portfolio's Class Y shares provided a total return of 0.98 percent.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Our strategy in managing the Portfolio remained consistent with the Portfolio's long-term focus on maintaining preservation of capital and liquidity. We adhered to a conservative approach that emphasized purchasing high-quality money market obligations and avoided the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. Approximately 93% of the Portfolio's holdings were due to mature in less than four months at the end of the measurement period.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

PORTFOLIO COMPOSITION

Commercial Paper                          79.7%
Short-Term Bank Notes                      9.0
Certificate Of Deposit                     7.9
U.S. Government Agencies                   3.4

MATURITY SCHEDULE

1 - 30 Days                               58.3%
31 - 60 Days                              27.0
61 - 90 Days                               6.4
91 - 120 Days                              1.5
121+ Days                                  6.8

DATA AS OF JUNE 30, 2005. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR PORTFOLIO COMPOSITION AND MATURITY SCHEDULE ARE AS A PERCENTAGE OF TOTAL INVESTMENTS. THESE DATA ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

INVESTMENT STRATEGY

THE PORTFOLIO INVESTS IN HIGH QUALITY, SHORT-TERM DEBT OBLIGATIONS. IN SELECTING INVESTMENTS, THE "INVESTMENT ADVISER," MORGAN STANLEY INVESTMENT ADVISORS INC., SEEKS TO MAINTAIN THE PORTFOLIO'S SHARE PRICE AT $1.00. A MUTUAL FUND'S SHARE PRICE REMAINING STABLE AT $1.00 MEANS THAT THE FUND WOULD PRESERVE THE PRINCIPAL VALUE OF THE SHAREHOLDERS' INVESTMENTS.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF AN INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN SUCH FUNDS.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY PORTFOLIO PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE PORTFOLIO'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, www.morganstanley.com. EACH MORGAN STANLEY PORTFOLIO ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, http://www.sec.gov. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (publicinfo@sec.gov) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/05 - 06/30/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                        BEGINNING         ENDING        EXPENSES PAID
                                                      ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD *
                                                     --------------   --------------   ---------------
                                                                                         01/01/05 -
                                                        01/01/05         06/30/05         06/30/05
                                                     --------------   --------------   ---------------
CLASS X
Actual (1.11% return)                                $     1,000.00   $     1,011.10   $          2.69
Hypothetical (5% annual return before expenses)      $     1,000.00   $     1,022.12   $          2.71

CLASS Y
Actual (0.98% return)                                $     1,000.00   $     1,009.80   $          3.94
Hypothetical (5% annual return before expenses)      $     1,000.00   $     1,020.88   $          3.96

----------
   * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.54% AND 0.79% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was lower than, but close to, its performance peer group average for the one- and three-year periods and better for the five-year period. The Board concluded that the Portfolio's overall performance was competitive with its performance peer group.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was higher than the average management fee rate for funds, selected by

Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio's total expense ratio was also higher than, but close to, the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board concluded that the Portfolio's management fee and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser. The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board concluded that the float benefits were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Portfolio ("soft dollars"). The Board noted that the Portfolio invests only in fixed income securities, which do not generate soft dollars.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

                                                                ANNUALIZED
 PRINCIPAL                                                        YIELD
 AMOUNT IN                                                      ON DATE OF        MATURITY
 THOUSANDS                      DESCRIPTION                      PURCHASE           DATE              VALUE
----------------------------------------------------------------------------------------------------------------
               COMMERCIAL PAPER (79.7%)
               ASSET-BACKED - AUTO (14.6%)
$      7,000   DaimlerChrysler Revolving Auto
                Conduit LLC                                       3.15%           07/19/05         $   6,989,028
       5,000   DRAC Owner Trust A1                                3.36            08/24/05             4,974,950
       8,000   FCAR Owner Trust                                   3.09            07/08/05             7,995,224
       4,500   FCAR Owner Trust A1                                3.33            08/10/05             4,483,400
      12,000   New Center Asset Trust Series A1                3.22 - 3.31   08/08/05 - 08/12/05      11,956,161
                                                                                                   -------------
                                                                                                      36,398,763
                                                                                                   -------------
               ASSET-BACKED - CORPORATE (2.4%)
       6,000   CIESCO LLC                                         3.09            07/06/05             5,997,442
                                                                                                   -------------
               ASSET-BACKED - MORTGAGE (4.8%)
       6,000   Mortgage Interest Networking Trust                 3.10            07/11/05             5,994,850
       6,000   Mortgage Interest Networking Trust A1              3.27            07/12/05             5,994,005
                                                                                                   -------------
                                                                                                      11,988,855
                                                                                                   -------------
               FINANCE - CONSUMER (6.6%)
      10,620   American Express Credit Corp.                      3.08            07/13/05            10,609,168
       6,000   HSBC Finance Corp.                                 3.24            08/23/05             5,971,645
                                                                                                   -------------
                                                                                                      16,580,813
                                                                                                   -------------
               FINANCE - CORPORATE (4.0%)
      10,000   CIT Group, Inc.                                    3.16            07/26/05             9,978,194
                                                                                                   -------------
               FINANCIAL CONGLOMERATES (3.9%)
       9,785   General Electric Capital Corp.                  3.21 - 3.56   08/29/05 - 12/14/05       9,676,327
                                                                                                   -------------
               INSURANCE (3.6%)
       9,085   American General Finance Corp.                  3.10 - 3.12   07/07/05 - 07/12/05       9,078,978
                                                                                                   -------------
               INTERNATIONAL BANKS (36.6%)
      12,000   Banque Generale du Luxembourg                   3.04 - 3.27   07/06/05 - 09/01/05      11,969,164
       6,500   Danske Corp.                                       3.17            08/05/05             6,480,094
       7,725   Deutsche Bank Financial LLC                        3.05            07/01/05             7,725,000
      12,650   DnB NOR Bank A.S.A.                             3.05 - 3.21   07/06/05 - 07/18/05      12,636,548
       2,000   HBOS Treasury Services plc                         3.38            09/08/05             1,987,158
       6,950   ING (U.S.) Funding LLC                             3.36            08/30/05             6,911,312
       7,000   Natexis Banques Populaires
                U.S. Finance Co. LLC                              3.49            11/14/05             6,909,163
      12,200   Nordea North America Inc.                       3.23 - 3.27   08/03/05 - 08/26/05      12,148,842
       7,480   Sanpaolo IMI U.S. Financial Co.                    3.30            07/01/05             7,480,000

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                ANNUALIZED
 PRINCIPAL                                                        YIELD
 AMOUNT IN                                                      ON DATE OF        MATURITY
 THOUSANDS                      DESCRIPTION                      PURCHASE           DATE              VALUE
----------------------------------------------------------------------------------------------------------------
$      9,240   Spintab AB                                      3.21 - 3.29%  07/21/05 - 08/11/05   $   9,209,949
       8,145   UBS Finance (Delaware) LLC                      3.11 - 3.28   07/15/05 - 09/19/05       8,121,824
                                                                                                   -------------
                                                                                                      91,579,054
                                                                                                   -------------
               INVESTMENT BANKS/BROKERS (3.2%)
       8,000   Goldman Sachs Group Inc.                           3.25            07/21/05             7,985,600
                                                                                                   -------------
               TOTAL COMMERCIAL PAPER (COST $199,264,026)                                            199,264,026
                                                                                                   -------------
               U.S. GOVERNMENT AGENCIES (3.4%)
       8,583   Freddie Mac (COST $8,490,414)                   3.28 - 3.37   10/04/05 - 11/15/05       8,490,414
                                                                                                   -------------
               SHORT-TERM BANK NOTES (9.0%)
      12,600   Bank of America, N.A.                           2.90 - 3.12   07/20/05 - 07/25/05      12,600,000
       9,800   LaSalle Bank, N.A.                                 3.07            07/05/05             9,800,000
                                                                                                   -------------
               TOTAL SHORT-TERM BANK NOTES (COST $22,400,000)                                         22,400,000
                                                                                                   -------------
               CERTIFICATES OF DEPOSIT (7.9%)
       9,700   Branch Banking & Trust                             3.12            07/29/05             9,700,000
      10,000   First Tennessee Bank, N.A.                         3.16            08/09/05            10,000,000
                                                                                                   -------------
               TOTAL CERTIFICATES OF DEPOSIT (COST $19,700,000)                                       19,700,000
                                                                                                   -------------

               TOTAL INVESTMENTS (COST $249,854,440) (a)                            100.0%           249,854,440
               OTHER ASSETS IN EXCESS OF LIABILITIES                                  0.0                 78,179
                                                                                    -----          -------------
               NET ASSETS                                                           100.0%         $ 249,932,619
                                                                                    =====          =============

----------
   (a)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- MONEY MARKET PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments in securities, at value (cost $249,854,440)                  $  249,854,440
Cash                                                                             11,780
Interest receivable                                                             225,894
Prepaid expenses and other assets                                                 7,936
                                                                         --------------
    TOTAL ASSETS                                                            250,100,050
                                                                         --------------
LIABILITIES:
Payable for:
    Investment advisory fee                                                      93,172
    Distribution fee (Class Y)                                                   19,120
    Administration fee                                                           10,371
    Shares of beneficial interest redeemed                                           68
Accrued expenses and other payables                                              44,700
                                                                         --------------
    TOTAL LIABILITIES                                                           167,431
                                                                         --------------
    NET ASSETS                                                           $  249,932,619
                                                                         ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                          $  249,932,571
Accumulated undistributed net investment income                                      48
                                                                         --------------
    NET ASSETS                                                           $  249,932,619
                                                                         ==============
CLASS X SHARES:
Net Assets                                                               $  157,514,114
Shares Outstanding (UNLIMITED AUTHORIZED SHARES OF $.01 PAR VALUE)          157,514,106
    NET ASSET VALUE PER SHARE                                            $         1.00
                                                                         ==============
CLASS Y SHARES:
Net Assets                                                               $   92,418,505
Shares Outstanding (UNLIMITED AUTHORIZED SHARES OF $.01 PAR VALUE)           92,418,464
    NET ASSET VALUE PER SHARE                                            $         1.00
                                                                         ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

NET INVESTMENT INCOME:

INTEREST INCOME                                                          $    3,507,172
                                                                         --------------
EXPENSES
Investment advisory fee                                                         570,818
Distribution fee (Class Y shares)                                               113,001
Administration fee                                                               63,731
Shareholder reports and notices                                                  15,688
Professional fees                                                                14,411
Custodian fees                                                                    9,257
Trustees' fees and expenses                                                       1,672
Transfer agent fees and expenses                                                    250
Other                                                                             7,686
                                                                         --------------
    TOTAL EXPENSES                                                              796,514
                                                                         --------------
NET INVESTMENT INCOME                                                    $    2,710,658
                                                                         ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                          FOR THE SIX       FOR THE YEAR
                                                                         MONTHS ENDED           ENDED
                                                                         JUNE 30, 2005    DECEMBER 31, 2004
                                                                         -------------    -----------------
                                                                          (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                    $   2,710,658    $       2,250,306
                                                                         -------------    -----------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class X shares                                                              (1,816,824)          (1,713,991)
Class Y shares                                                                (893,874)            (536,468)
                                                                         -------------    -----------------
    TOTAL DIVIDENDS                                                         (2,710,698)          (2,250,459)
                                                                         -------------    -----------------

Net decrease from transactions in shares of beneficial interest            (18,584,081)         (77,069,431)
                                                                         -------------    -----------------

    NET DECREASE                                                           (18,584,121)         (77,069,584)

NET ASSETS:
Beginning of period                                                        268,516,740          345,586,324
                                                                         -------------    -----------------
END OF PERIOD
(INCLUDING ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME OF
$48 AND $88, RESPECTIVELY)                                               $ 249,932,619    $     268,516,740
                                                                         =============    =================

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- MONEY MARKET PORTFOLIO

NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2005 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Variable Investment Series (the "Fund") -- Money Market Portfolio (the "Portfolio"), one of 15 separate portfolios, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Portfolio's investment objective is to seek high current income, preservation of capital and liquidity. The Fund was organized as a Massachusetts business trust on February 25, 1983 and the Portfolio commenced operations on March 9, 1984. On June 5, 2000, the Portfolio commenced offering one additional class of shares (Class Y).

The Portfolio offers Class X and Class Y shares. The two are identical except that Class Y shares incurs distribution expenses. Class X shares are generally available to holders of contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued at amortized cost, which approximates market value.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. REPURCHASE AGREEMENTS -- The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to shareholders as of the close of each business day.

F. EXPENSES -- Direct expenses are charged to the Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

G. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS
Pursuant to an Investment Advisory Agreement, the Portfolio pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Portfolio determined at the close of each business day: 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% to the portion of the daily net assets in excess of $1.5 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.05% to the Portfolio's daily net assets.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of the Portfolio will pay a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended June 30, 2005 aggregated $1,626,249,583 and $1,641,494,000, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the six months ended June 30, 2005, included in Trustees' fees and expenses in the Statement of Operations amounted to $240. At June 30, 2005, the Portfolio had an accrued pension liability of $11,858 which is included in accrued expenses in the Statement of

Assets and Liabilities. On December 2, 2003, the Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:

                                               FOR THE SIX                      FOR THE YEAR
                                               MONTHS ENDED                        ENDED
                                              JUNE 30, 2005                   DECEMBER 31, 2004
                                      ------------------------------    ------------------------------
                                               (UNAUDITED)
                                         SHARES           AMOUNT           SHARES           AMOUNT
                                      -------------    -------------    -------------    -------------
CLASS X SHARES
Sold                                    153,857,802    $ 153,857,802      393,599,095    $ 393,599,095
Reinvestment of dividends                 1,816,825        1,816,825        1,713,991        1,713,991
Redeemed                               (176,760,251)    (176,760,251)    (468,491,675)    (468,491,675)
                                      -------------    -------------    -------------    -------------
Net decrease -- Class X                 (21,085,624)     (21,085,624)     (73,178,589)     (73,178,589)
                                      -------------    -------------    -------------    -------------
CLASS Y SHARES
Sold                                     42,115,971       42,115,971      101,822,604      101,822,604
Reinvestment of dividends                   893,874          893,874          536,468          536,468
Redeemed                                (40,508,302)     (40,508,302)    (106,249,914)    (106,249,914)
                                      -------------    -------------    -------------    -------------
Net increase (decrease) -- Class Y        2,501,543        2,501,543       (3,890,842)      (3,890,842)
                                      -------------    -------------    -------------    -------------
Net decrease in Fund                    (18,584,081)   $ (18,584,081)     (77,069,431)   $ (77,069,431)
                                      =============    =============    =============    =============

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                              FOR THE SIX                   FOR THE YEAR ENDED DECEMBER 31,
                                              MONTHS ENDED    -------------------------------------------------------------
                                             JUNE 30, 2005       2004        2003         2002         2001         2000*
                                             -------------    ---------    ---------    ---------    ---------    ---------
                                              (UNAUDITED)
CLASS X SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period           $    1.00      $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                               ---------      ---------    ---------    ---------    ---------    ---------
Net income from investment operations++            0.011          0.009        0.007        0.013        0.039        0.058

Less dividends and distributions from
  net investment income                           (0.011)        (0.009)**    (0.007)**    (0.013)**    (0.039)**    (0.058)**
                                               ---------      ---------    ---------    ---------    ---------    ---------

Net asset value, end of period                 $    1.00      $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                               =========      =========    =========    =========    =========    =========

TOTAL RETURN+                                       1.11%(2)       0.87%        0.67%        1.34%        3.94%        6.01%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                            0.54%(3)       0.53%        0.52%        0.51%        0.51%        0.52%
Net investment income                               2.21%(3)       0.85%        0.69%        1.32%        3.69%        5.83%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands        $ 157,514      $ 178,600    $ 251,779    $ 432,817    $ 452,765    $ 358,793
Portfolio turnover rate                              N/A            N/A          N/A          N/A          N/A          N/A

----------
  * PRIOR TO JUNE 5, 2000, THE PORTFOLIO ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE PORTFOLIO HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
  **  INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.
  ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2)  NOT ANNUALIZED.
 (3)  ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                              FOR THE SIX                   FOR THE YEAR ENDED DECEMBER 31,
                                              MONTHS ENDED    -------------------------------------------------------------
                                             JUNE 30, 2005       2004        2003         2002         2001         2000*
                                             -------------    ---------    ---------    ---------    ---------    ---------
                                              (UNAUDITED)
CLASS Y SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period           $    1.00      $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                               ---------      ---------    ---------    ---------    ---------    ---------
Net income from investment operations++            0.010          0.006        0.004        0.011        0.036        0.033

Less dividends and distributions from
  net investment income                           (0.010)        (0.006)**    (0.004)**    (0.011)**    (0.036)**    (0.033)**
                                               ---------      ---------    ---------    ---------    ---------    ---------

Net asset value, end of period                 $    1.00      $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                               =========      =========    =========    =========    =========    =========

TOTAL RETURN+                                       0.98%(2)       0.62%        0.42%        1.08%        3.68%        3.37%(2)

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                            0.79%(3)       0.78%        0.77%        0.76%        0.76%        0.77%(3)
Net investment income                               1.96%(3)       0.60%        0.44%        1.07%        3.44%        5.86%(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands        $  92,419      $  89,917    $  93,808    $ 133,506    $ 105,952    $  13,813
Portfolio turnover rate                              N/A            N/A          N/A          N/A          N/A          N/A

----------
  * FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000. ** INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.
  ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2)  NOT ANNUALIZED.
 (3)  ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD

Mitchell M. Merin
PRESIDENT

Ronald E. Robison
EXECUTIVE VICE PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER

Joseph J. McAlinden
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Carsten Otto
CHIEF COMPLIANCE OFFICER

Stefanie V. Chang
VICE PRESIDENT

Francis J. Smith
TREASURER AND CHIEF FINANCIAL OFFICER

Thomas F. Caloia
VICE PRESIDENT

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Portfolio without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Portfolio's Statement of Additional Information contains additional information about the Portfolio, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

RA05-00651P-Y06/05


[GRAPHIC]

                                                            MORGAN STANLEY FUNDS


                                                                  MORGAN STANLEY
                                                             VARIABLE INVESTMENT
                                                                 SERIES -- MONEY
                                                                MARKET PORTFOLIO


                                                               SEMIANNUAL REPORT
                                                                   JUNE 30, 2005


[MORGAN STANLEY LOGO]

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY VARIABLE INVESTMENT SERIES -- S&P 500 INDEX PORTFOLIO PERFORMED DURING THE SEMIANNUAL PERIOD. WE WILL PROVIDE AN OVERVIEW OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT AFFECTED PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT INCLUDES THE PORTFOLIO'S FINANCIAL STATEMENTS AND A LIST OF PORTFOLIO INVESTMENTS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE PORTFOLIO WILL DECLINE AND, THEREFORE, THE VALUE OF THE PORTFOLIO'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS PORTFOLIO. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

FUND REPORT

For the six months ended June 30, 2005

TOTAL RETURN FOR THE 6 MONTHS ENDED JUNE 30, 2005

     CLASS X   CLASS Y   S&P 500(R) INDEX(1)
       -0.93%    -1.07%                -0.81%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR PERFORMANCE INFORMATION AND INDEX DEFINITIONS.

MARKET CONDITIONS

Major factors driving the stock market during the Portfolio's six-month reporting period included oil prices, the interest rate environment and corporate earnings. Following a rally in the fourth quarter of 2004, the U.S. equity market retreated early in 2005. As oil prices soared to more than $60 per barrel by the close of the period, investors feared for the future pace of U.S. economic growth. The Federal Open Market Committee (the "Fed") continued to increase the federal funds target rate at each of its meetings. While short-term interest rates increased, long-term rates fell, and this flattening of the yield curve concerned some investors who believed it indicated trouble ahead.

The period was not without its more optimistic signs. Although the technology sector reported weaker-than-expected earnings, corporate earnings overall were more positive than investors had anticipated. As mortgage rates fell along with long-term interest rates, consumer confidence strengthened. Moreover, in the final months of the period, investors were encouraged by signs that the Fed appeared to be nearing the end of its rate tightening cycle.

PERFORMANCE ANALYSIS

The Portfolio's best performing areas were energy and utilities. The backdrop continued to be very favorable for stocks in both sectors. With demand accelerating and the supply to meet such demand questionable, oil prices climbed sharply. These high prices particularly benefited energy companies that deal with crude oil, including those in the exploration and production, drilling equipment and services, and refining industries. Utilities companies, meanwhile, were buoyed by improving profit margins as they passed along higher energy costs to their customers. As long-term rates remained low, utilities were also rewarded by the market for their yield-oriented characteristics. Additionally, both the energy and utilities sectors were well positioned from investors' preference for "defensive" areas of the market, given the uncertainties of the rising interest rate and rising oil price environment.

In contrast, the materials, consumer discretionary and technology sectors were the primary detractors from overall performance. Materials stocks lagged the overall market as rising commodity prices increased the production costs of papers, chemicals and metals. Unlike utilities companies, these companies must absorb the higher costs, eroding their profits. Within the consumer discretionary space, automobile and media stocks were among the worst performing industries in the market as a whole. The technology sector continued to struggle as corporate outlays for technology investment remained weak.

From a broad market capitalization perspective, stocks from the middle of the index's market capitalization range outperformed both the largest companies and the smallest companies. However, because both the S&P 500(R) Index and the Portfolio are market cap weighted, the largest stocks' performance is amplified. The strong performance of the middle range companies was not enough to offset the lagging performance of the largest cap companies.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

TOP 10 HOLDINGS

General Electric Co.                         3.3%
Exxon Mobil Corp.                            3.3
Microsoft Corp.                              2.3
Citigroup, Inc.                              2.2
Pfizer, Inc.                                 1.9
Johnson & Johnson                            1.8
Bank of America Corp.                        1.7
Wal-Mart Stores, Inc.                        1.5
Intel Corp.                                  1.5
American International Group, Inc.           1.4

TOP FIVE INDUSTRIES

Pharmaceuticals: Major                       6.7%
Industrial Conglomerates                     5.6
Integrated Oil                               5.2
Major Banks                                  4.7
Financial Conglomerates                      4.4

DATA AS OF JUNE 30, 2005. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR TOP 10 HOLDINGS AND TOP FIVE INDUSTRIES ARE AS A PERCENTAGE OF NET ASSETS. THESE DATA ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

INVESTMENT STRATEGY

THE PORTFOLIO WILL NORMALLY INVEST AT LEAST 80% OF ITS ASSETS IN COMMON STOCKS OF COMPANIES INCLUDED IN THE STANDARD &POOR'S 500(R) COMPOSITE STOCK PRICE INDEX ("S&P 500(R) INDEX"). THE "INVESTMENT ADVISER," MORGAN STANLEY INVESTMENT ADVISORS INC., "PASSIVELY" MANAGES THE PORTFOLIO'S ASSETS BY INVESTING IN STOCKS IN APPROXIMATELY THE SAME PROPORTION AS THEY ARE REPRESENTED IN THE S&P 500(R) INDEX. FOR EXAMPLE, IF THE COMMON STOCK OF A SPECIFIC COMPANY REPRESENTS FIVE PERCENT OF THE S&P 500(R) INDEX, THE INVESTMENT ADVISER TYPICALLY WILL INVEST THE SAME PERCENTAGE OF THE PORTFOLIO'S ASSETS IN THAT STOCK. THE S&P 500(R) INDEX IS A WELL-KNOWN STOCK MARKET INDEX THAT INCLUDES COMMON STOCKS OF 500 COMPANIES REPRESENTING A SIGNIFICANT PORTION OF THE MARKET VALUE OF ALL COMMON STOCKS PUBLICLY TRADED IN THE UNITED STATES.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY PORTFOLIO PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE PORTFOLIO'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, www.morganstanley.com. EACH MORGAN STANLEY PORTFOLIO ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC

WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE
FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, http://www.sec.gov. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (publicinfo@sec.gov) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE PORTFOLIO'S PROXY VOTING POLICY AND PROCEDURES WITHOUT CHARGE, UPON REQUEST, BY CALLING TOLL FREE 800-869-NEWS OR BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. IT IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

YOU MAY OBTAIN INFORMATION REGARDING HOW THE PORTFOLIO VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30 BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED JUNE 30, 2005

                                                       CLASS X SHARES        CLASS Y SHARES
                                                      (SINCE 05/18/98)      (SINCE O6/05/00)
1 YEAR                                                            6.12%(2)              5.82%(2)
5 YEARS                                                          (2.78)(2)             (3.03)(2)
SINCE INCEPTION                                                   2.17(2)              (3.16)(2)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT www.morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

(1) THE STANDARD & POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) FIGURE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE UNDERLYING PORTFOLIO BASED ON NET ASSET VALUE (NAV). IT DOES NOT REFLECT THE DEDUCTION OF INSURANCE EXPENSES, AN ANNUAL CONTRACT MAINTENANCE FEE, OR SURRENDER CHARGES.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/05 - 06/30/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                                                   BEGINNING          ENDING        EXPENSES PAID
                                                                                ACCOUNT VALUE     ACCOUNT VALUE    DURING PERIOD *
                                                                               ---------------   ---------------   ---------------
                                                                                                                     01/01/05 -
                                                                                   01/01/05          06/30/05         06/30/05
                                                                               ---------------   ---------------   ---------------
CLASS X
Actual (-0.93% return)                                                         $      1,000.00   $        990.70   $          1.33
Hypothetical (5% annual return before expenses)                                $      1,000.00   $      1,023.46   $          1.35

CLASS Y
Actual (-1.07% return)                                                         $      1,000.00   $        989.30   $          2.56
Hypothetical (5% annual return before expenses)                                $      1,000.00   $      1,022.22   $          2.61

----------
  * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.27% AND 0.52% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was lower than its performance peer group average for the three- and five-year periods but better for the one-year period. The Board considered that the Portfolio's performance, relative to its performance peer group, has improved, as the gap between the Portfolio's performance and the average of its performance peer group narrowed from the five- to the three-year period and with the Portfolio outperforming its performance peer group average performance in the last year. The Board concluded that the Portfolio's performance was improving and was now competitive with its performance peer group.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Fund under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report for the Fund; and
(ii) the Portfolio's total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio's expense peer group, and total expenses, other than brokerage and 12b-1 fees, were being capped at 0.40%. The Board concluded that the Portfolio's management fee and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board recommended that the Adviser consider incorporating breakpoints in the management fee schedule. The Adviser agreed to introduce a breakpoint which would reduce the management fee from 0.20% to 0.10% on assets above $2 billion. The Board concluded that the proposed new breakpoint in the management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio. The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- S&P 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                Common Stocks (98.9%)
                ADVERTISING/MARKETING SERVICES (0.2%)
       10,545   Interpublic Group of
                Companies, Inc. (The)*                     $     128,438
        4,587   Omnicom Group, Inc.                              366,318
                                                           -------------
                                                                 494,756
                                                           -------------

                AEROSPACE & DEFENSE (1.5%)
       20,671   Boeing Co.                                     1,364,286
        5,012   General Dynamics Corp.                           549,014
        2,994   Goodrich Corp.                                   122,634
        2,969   L-3 Communications Holdings, Inc.                227,366
       10,107   Lockheed Martin Corp.                            655,641
        8,984   Northrop Grumman Corp.                           496,366
       11,299   Raytheon Co.                                     442,017
        4,448   Rockwell Collins, Inc.                           212,081
                                                           -------------
                                                               4,069,405
                                                           -------------

                AGRICULTURAL COMMODITIES/MILLING (0.1%)
       15,603   Archer-Daniels-Midland Co.                       333,592
                                                           -------------

                AIR FREIGHT/COURIERS (0.9%)
        7,556   FedEx Corp.                                      612,112
       27,865   United Parcel Service, Inc.
                  (Class B)                                    1,927,143
                                                           -------------
                                                               2,539,255
                                                           -------------

                AIRLINES (0.1%)
        3,481   Delta Air Lines, Inc.*                            13,089
       18,453   Southwest Airlines Co.                           257,050
                                                           -------------
                                                                 270,139
                                                           -------------

                ALTERNATIVE POWER GENERATION (0.0%)
       13,324   Calpine Corp.*                                    45,302
                                                           -------------

                ALUMINUM (0.2%)
       21,817   Alcoa, Inc.                                      570,078
                                                           -------------

                APPAREL/FOOTWEAR (0.5%)
        3,725   Cintas Corp.                                     143,785
        9,434   Coach, Inc.*                                     316,699
        3,017   Jones Apparel Group, Inc.                  $      93,648
        2,707   Liz Claiborne, Inc.                              107,630
        5,713   Nike, Inc. (Class B)                             494,746
        1,397   Reebok International Ltd.                         58,437
        2,493   V.F. Corp.                                       142,649
                                                           -------------
                                                               1,357,594
                                                           -------------

                APPAREL/FOOTWEAR RETAIL (0.4%)
       18,956   Gap, Inc. (The)                                  374,381
        9,527   Limited Brands, Inc.                             204,068
        3,074   Nordstrom, Inc.                                  208,940
       11,768   TJX Companies, Inc. (The)                        286,551
                                                           -------------
                                                               1,073,940
                                                           -------------

                AUTO PARTS: O.E.M. (0.2%)
        3,744   Dana Corp.                                        56,197
       13,994   Delphi Corp.                                      65,072
        3,770   Eaton Corp.                                      225,823
        4,804   Johnson Controls, Inc.                           270,609
        3,230   Visteon Corp.*                                    19,477
                                                           -------------
                                                                 637,178
                                                           -------------

                AUTOMOTIVE AFTERMARKET (0.0%)
        1,600   Cooper Tire & Rubber Co.                          29,712
        4,383   Goodyear Tire & Rubber Co. (The)*                 65,307
                                                           -------------
                                                                  95,019
                                                           -------------

                BEVERAGES: ALCOHOLIC (0.4%)
       19,421   Anheuser-Busch Companies, Inc.                   888,511
        2,255   Brown-Forman Corp. (Class B)                     136,337
        1,964   Molson Coors Brewing Co. (Class B)               121,768
                                                           -------------
                                                               1,146,616
                                                           -------------

                BEVERAGES:
                NON-ALCOHOLIC (1.0%)
       56,617   Coca-Cola Co. (The)                            2,363,760
        8,796   Coca-Cola Enterprises Inc.                       193,600
        4,930   Pepsi Bottling Group, Inc. (The)                 141,047
                                                           -------------
                                                               2,698,407
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                BIOTECHNOLOGY (1.2%)
       30,956   Amgen Inc.*                                $   1,871,600
        8,621   Biogen Idec Inc.*                                296,993
        3,681   Chiron Corp.*                                    128,430
        6,311   Genzyme Corp.*                                   379,228
       11,302   Gilead Sciences, Inc.*                           497,175
        6,202   MedImmune, Inc.*                                 165,717
        1,240   Millipore Corp.*                                  70,345
                                                           -------------
                                                               3,409,488
                                                           -------------

                BROADCASTING (0.2%)
       12,756   Clear Channel Communications, Inc.               394,543
        7,278   Univision Communications, Inc.
                  (Class A)*                                     200,509
                                                           -------------
                                                                 595,052
                                                           -------------

                BUILDING PRODUCTS (0.2%)
        4,470   American Standard Companies, Inc.                187,382
       10,849   Masco Corp.                                      344,564
                                                           -------------
                                                                 531,946
                                                           -------------

                CABLE/SATELLITE TV (0.6%)
       55,161   Comcast Corp. (Class A)*                       1,693,443
                                                           -------------

                CASINO/GAMING (0.2%)
        4,543   Harrah's Entertainment, Inc.                     327,414
        8,604   International Game Technology                    242,203
                                                           -------------
                                                                 569,617
                                                           -------------

                CHEMICALS: AGRICULTURAL (0.1%)
        6,708   Monsanto Co.                                     421,732
                                                           -------------

                CHEMICALS:
                MAJOR DIVERSIFIED (1.0%)
       24,046   Dow Chemical Co. (The)                         1,070,768
       24,917   Du Pont (E.I.) de Nemours & Co.                1,071,680
        2,010   Eastman Chemical Co.                             110,852
        3,047   Engelhard Corp.                                   86,992
        2,792   Hercules Inc.*                                    39,507
        4,827   Rohm & Haas Co.                                  223,683
                                                           -------------
                                                               2,603,482
                                                           -------------

                CHEMICALS: SPECIALTY (0.3%)
        5,735   Air Products & Chemicals, Inc.             $     345,820
        1,283   Great Lakes Chemical Corp.                        40,376
        8,092   Praxair, Inc.                                    377,087
        1,717   Sigma-Aldrich Corp.                               96,221
                                                           -------------
                                                                 859,504
                                                           -------------
                COMMERCIAL PRINTING/FORMS (0.1%)
        5,336   Donnelley (R.R.) & Sons Co.                      184,145
                                                           -------------

                COMPUTER COMMUNICATIONS (1.2%)
       11,970   Avaya Inc.*                                       99,590
      159,863   Cisco Systems, Inc.*                           3,054,982
        2,290   QLogic Corp.*                                     70,692
                                                           -------------
                                                               3,225,264
                                                           -------------

                COMPUTER PERIPHERALS (0.5%)
       60,105   EMC Corp.*                                       824,040
        3,158   Lexmark International, Inc. (Class A)*           204,733
        9,130   Network Appliance, Inc.*                         258,105
                                                           -------------
                                                               1,286,878
                                                           -------------

                COMPUTER PROCESSING HARDWARE (1.9%)
       20,611   Apple Computer, Inc.*                            758,691
       60,563   Dell, Inc.*                                    2,392,844
        7,455   Gateway, Inc.*                                    24,602
       72,204   Hewlett-Packard Co.                            1,697,516
        4,673   NCR Corp.*                                       164,116
       85,202   Sun Microsystems, Inc.*                          317,803
                                                           -------------
                                                               5,355,572
                                                           -------------

                CONSTRUCTION MATERIALS (0.1%)
            1   Eagle Materials, Inc.                                 90
        2,566   Vulcan Materials Co.                             166,764
                                                           -------------
                                                                 166,854
                                                           -------------

                CONTAINERS/PACKAGING (0.2%)
        2,742   Ball Corp.                                        98,602
        2,669   Bemis Company, Inc.                               70,835
        3,701   Pactiv Corp.*                                     79,868

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
        2,084   Sealed Air Corp.*                          $     103,762
        3,114   Temple-Inland Inc.                               115,685
                                                           -------------
                                                                 468,752
                                                           -------------

                CONTRACT DRILLING (0.3%)
        3,721   Nabors Industries, Ltd. (Bermuda)*               225,567
        3,398   Noble Corp. (Cayman Islands)                     209,011
        2,708   Rowan Companies, Inc.*                            80,455
        8,157   Transocean Inc. (Cayman Islands)*                440,233
                                                           -------------
                                                                 955,266
                                                           -------------

                DATA PROCESSING SERVICES (0.9%)
        3,159   Affiliated Computer Services, Inc.
                  (Class A)*                                     161,425
       14,592   Automatic Data Processing, Inc.                  612,426
        4,605   Computer Sciences Corp.*                         201,239
        3,544   Convergys Corp.*                                  50,396
       19,478   First Data Corp.                                 781,847
        4,785   Fiserv, Inc.*                                    205,516
        8,868   Paychex, Inc.                                    288,565
        7,260   SunGard Data Systems Inc.*                       255,334
                                                           -------------
                                                               2,556,748
                                                           -------------

                DEPARTMENT STORES (0.5%)
        1,761   Dillard's, Inc. (Class A)                         41,243
        4,263   Federated Department Stores, Inc.                312,393
        8,161   Kohl's Corp.*                                    456,282
        7,491   May Department Stores Co.                        300,839
        6,586   Penney (J.C.) Co., Inc.                          346,292
                                                           -------------
                                                               1,457,049
                                                           -------------

                DISCOUNT STORES (2.3%)
        2,814   Big Lots, Inc.*                                   37,257
       11,949   Costco Wholesale Corp.                           535,554
        7,517   Dollar General Corp.                             153,046
        4,182   Family Dollar Stores, Inc.                       109,150
        2,558   Sears Holdings Corp.*                            383,367
       22,098   Target Corp.                               $   1,202,352
       83,691   Wal-Mart Stores, Inc.                          4,033,906
                                                           -------------
                                                               6,454,632
                                                           -------------

                DRUGSTORE CHAINS (0.6%)
       20,264   CVS Corp.                                        589,074
       25,575   Walgreen Co.                                   1,176,194
                                                           -------------
                                                               1,765,268
                                                           -------------

                ELECTRIC UTILITIES (3.1%)
       16,339   AES Corp. (The)*                                 267,633
        4,042   Allegheny Energy, Inc.*                          101,939
        5,086   Ameren Corp.                                     281,256
        9,606   American Electric Power Co., Inc.                354,173
        7,215   CenterPoint Energy, Inc.                          95,310
        4,961   Cinergy Corp.                                    222,352
        5,473   CMS Energy Corp.*                                 82,423
        6,081   Consolidated Edison, Inc.                        284,834
        4,441   Constellation Energy Group, Inc.                 256,201
        8,518   Dominion Resources, Inc.                         625,136
        4,338   DTE Energy Co.                                   202,888
       23,182   Duke Energy Corp.                                689,201
        8,125   Edison International                             329,469
        5,315   Entergy Corp.                                    401,548
       16,738   Exelon Corp.                                     859,162
        8,225   FirstEnergy Corp.                                395,705
        9,805   FPL Group, Inc.                                  412,398
        9,258   PG&E Corp.                                       347,545
        2,460   Pinnacle West Capital Corp.                      109,347
        4,747   PPL Corp.                                        281,877
        6,221   Progress Energy, Inc.                            281,438
        5,972   Public Service Enterprise Group, Inc.            363,217
       18,619   Southern Co. (The)                               645,521
        5,150   TECO Energy, Inc.                                 97,387
        5,990   TXU Corp.                                        497,709
       10,063   Xcel Energy, Inc.                                196,430
                                                           -------------
                                                               8,682,099
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                ELECTRICAL PRODUCTS (0.4%)
        4,536   American Power Conversion Corp.            $     107,004
        2,311   Cooper Industries Ltd.
                  (Class A) (Bermuda)                            147,673
       10,424   Emerson Electric Co.                             652,855
        4,182   Molex Inc.                                       108,899
                                                           -------------
                                                               1,016,431
                                                           -------------

                ELECTRONIC COMPONENTS (0.1%)
        4,577   Jabil Circuit, Inc.*                             140,651
       13,052   Sanmina-SCI Corp.*                                71,394
       24,215   Solectron Corp.*                                  91,775
                                                           -------------
                                                                 303,820
                                                           -------------

                ELECTRONIC EQUIPMENT/INSTRUMENTS (0.4%)
       10,778   Agilent Technologies, Inc.*                      248,110
       36,025   JDS Uniphase Corp.*                               54,758
        4,363   Rockwell Automation, Inc.                        212,522
        3,792   Scientific-Atlanta, Inc.                         126,160
        6,051   Symbol Technologies, Inc.                         59,723
        2,229   Tektronix, Inc.                                   51,869
        4,032   Thermo Electron Corp.*                           108,340
       23,969   Xerox Corp.*                                     330,533
                                                           -------------
                                                               1,192,015
                                                           -------------

                ELECTRONIC PRODUCTION EQUIPMENT (0.4%)
       41,123   Applied Materials, Inc.                          665,370
        4,925   KLA-Tencor Corp.                                 215,223
        3,486   Novellus Systems, Inc.*                           86,139
        4,842   Teradyne, Inc.*                                   57,959
                                                           -------------
                                                               1,024,691
                                                           -------------

                ELECTRONICS/APPLIANCE STORES (0.2%)
        7,468   Best Buy Co., Inc.                               511,931
        4,770   Circuit City Stores - Circuit
                  City Group                                      82,473
        3,894   RadioShack Corp.                                  90,224
                                                           -------------
                                                                 684,628
                                                           -------------

                ELECTRONICS/APPLIANCES (0.1%)
        7,149   Eastman Kodak Co.                          $     191,951
        1,983   Maytag Corp.                                      31,054
        1,667   Whirlpool Corp.                                  116,873
                                                           -------------
                                                                 339,878
                                                           -------------

                ENGINEERING & CONSTRUCTION (0.1%)
        2,166   Fluor Corp.                                      124,740
                                                           -------------

                ENVIRONMENTAL SERVICES (0.2%)
        6,767   Allied Waste Industries, Inc.*                    53,662
       14,176   Waste Management, Inc.                           401,748
                                                           -------------
                                                                 455,410
                                                           -------------

                FINANCE/RENTAL/LEASING (2.0%)
        6,307   Capital One Financial Corp.                      504,623
        5,258   CIT Group, Inc.                                  225,936
       14,701   Countrywide Financial Corp.                      567,606
       24,212   Fannie Mae                                     1,413,981
       17,275   Freddie Mac                                    1,126,848
       31,711   MBNA Corp.                                       829,560
        7,309   Providian Financial Corp.*                       128,858
        1,598   Ryder System, Inc.                                58,487
       10,495   SLM Corp.                                        533,146
                                                           -------------
                                                               5,389,045
                                                           -------------

                FINANCIAL CONGLOMERATES (4.4%)
       29,296   American Express Co.                           1,559,426
      130,132   Citigroup, Inc. (Note 4)                       6,016,002
       88,020   JPMorgan Chase & Co.                           3,108,866
        7,349   Principal Financial Group, Inc.                  307,923
       13,067   Prudential Financial, Inc.                       857,979
        8,279   State Street Corp.                               399,462
                                                           -------------
                                                              12,249,658
                                                           -------------

                FINANCIAL PUBLISHING/SERVICES (0.3%)
        3,247   Equifax, Inc.                                    115,950
        9,371   McGraw-Hill Companies, Inc. (The)                414,667
        6,909   Moody's Corp.                                    310,629
                                                           -------------
                                                                 841,246
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------

                FOOD DISTRIBUTORS (0.2%)
       15,836   SYSCO Corp.                                $     573,105
                                                           -------------

                FOOD RETAIL (0.3%)
        9,178   Albertson's, Inc.                                189,801
       18,258   Kroger Co.*                                      347,450
       11,212   Safeway Inc.                                     253,279
        3,404   Supervalu, Inc.                                  111,004
                                                           -------------
                                                                 901,534
                                                           -------------

                FOOD: MAJOR DIVERSIFIED (1.6%)
        8,120   Campbell Soup Co.                                249,852
       12,955   ConAgra Foods Inc.                               300,038
        9,248   General Mills, Inc.                              432,714
        8,757   Heinz (H.J.) Co.                                 310,173
        8,752   Kellogg Co.                                      388,939
       41,889   PepsiCo, Inc.                                  2,259,074
       19,683   Sara Lee Corp.                                   389,920
                                                           -------------
                                                               4,330,710
                                                           -------------

                FOOD: SPECIALTY/CANDY (0.3%)
        5,439   Hershey Foods Corp.                              337,762
        3,386   McCormick & Co., Inc.
                  (Non-Voting)                                   110,654
        4,898   Wrigley (Wm.) Jr. Co.                            337,178
                                                           -------------
                                                                 785,594
                                                           -------------

                FOREST PRODUCTS (0.2%)
        2,762   Louisiana-Pacific Corp.                           67,890
        6,126   Weyerhaeuser Co.                                 389,920
                                                           -------------
                                                                 457,810
                                                           -------------

                GAS DISTRIBUTORS (0.3%)
        8,258   Dynegy, Inc. (Class A)*                           40,134
        4,326   KeySpan Corp.                                    176,068
        1,100   Nicor Inc.                                        45,287
        6,764   NiSource, Inc.                                   167,274
          945   Peoples Energy Corp.                              41,070
        5,985   Sempra Energy                                    247,240
                                                           -------------
                                                                 717,073
                                                           -------------

                HOME BUILDING (0.2%)
        3,200   Centex Corp.                                     226,144
        2,084   KB Home                                          158,863
        2,968   Pulte Homes, Inc.                                250,054
                                                           -------------
                                                                 635,061
                                                           -------------

                HOME FURNISHINGS (0.1%)
        4,759   Leggett & Platt, Inc.                      $     126,494
        6,853   Newell Rubbermaid, Inc.                          163,376
                                                           -------------
                                                                 289,870
                                                           -------------

                HOME IMPROVEMENT CHAINS (1.2%)
       53,691   Home Depot, Inc. (The)                         2,088,580
       19,323   Lowe's Companies, Inc.                         1,124,985
        3,131   Sherwin-Williams Co.                             147,439
                                                           -------------
                                                               3,361,004
                                                           -------------

                HOSPITAL/NURSING MANAGEMENT (0.4%)
       10,484   HCA, Inc.                                        594,128
        6,167   Health Management Associates, Inc.
                  (Class A)                                      161,452
        2,149   Manor Care, Inc.                                  85,380
       11,678   Tenet Healthcare Corp.*                          142,939
                                                           -------------
                                                                 983,899
                                                           -------------

                HOTELS/RESORTS/CRUISELINES (0.6%)
       13,182   Carnival Corp. (Panama)                          719,078
        9,593   Hilton Hotels Corp.                              228,793
        4,965   Marriott International, Inc.
                  (Class A)                                      338,712
        5,406   Starwood Hotels & Resorts
                Worldwide, Inc.                                  316,629
                                                           -------------
                                                               1,603,212
                                                           -------------

                HOUSEHOLD/PERSONAL CARE (2.5%)
        2,138   Alberto-Culver Co.                                92,640
       11,807   Avon Products, Inc.                              446,895
        3,856   Clorox Co. (The)                                 214,856
       13,104   Colgate-Palmolive Co.                            654,021
       24,955   Gillette Co. (The)                             1,263,472
        2,209   International Flavors & Fragrances, Inc.          80,010
       11,968   Kimberly-Clark Corp.                             749,077
       61,901   Procter & Gamble Co. (The)                     3,265,278
                                                           -------------
                                                               6,766,249
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                INDUSTRIAL CONGLOMERATES (5.6%)
       19,261   3M Co.                                     $   1,392,570
        6,884   Danaher Corp.                                    360,309
      265,307   General Electric Co.**                         9,192,888
       21,339   Honeywell International, Inc.                    781,648
        4,217   Ingersoll-Rand Co. Ltd.
                  (Class A) (Bermuda)                            300,883
        2,301   ITT Industries, Inc.                             224,647
        3,370   Textron, Inc.                                    255,615
       50,519   Tyco International Ltd.
                  (Bermuda)                                    1,475,155
       25,606   United Technologies Corp.                      1,314,868
                                                           -------------
                                                              15,298,583
                                                           -------------

                INDUSTRIAL MACHINERY (0.3%)
        6,828   Illinois Tool Works Inc.                         544,055
        2,997   Parker-Hannifin Corp.                            185,844
                                                           -------------
                                                                 729,899
                                                           -------------

                INDUSTRIAL SPECIALTIES (0.1%)
        5,506   Ecolab Inc.                                      178,174
        4,294   PPG Industries, Inc.                             269,491
                                                           -------------
                                                                 447,665
                                                           -------------

                INFORMATION TECHNOLOGY SERVICES (1.2%)
        4,226   Citrix Systems, Inc.*                             91,535
       12,980   Electronic Data Systems Corp.                    249,865
       40,357   International Business Machines Corp.          2,994,489
        8,411   Unisys Corp.*                                     53,242
                                                           -------------
                                                               3,389,131
                                                           -------------

                INSURANCE BROKERS/SERVICES (0.2%)
        7,950   AON Corp.                                        199,068
       13,330   Marsh & McLennan Companies, Inc.                 369,241
                                                           -------------
                                                                 568,309
                                                           -------------

                INTEGRATED OIL (5.2%)
        2,148   Amerada Hess Corp.                               228,783
       52,477   Chevron Corp.                                  2,934,514
       34,828   ConocoPhillips                             $   2,002,262
      159,227   Exxon Mobil Corp.                              9,150,776
                                                           -------------
                                                              14,316,335
                                                           -------------

                INTERNET SOFTWARE/SERVICES (0.4%)
       12,837   Siebel Systems, Inc.                             114,249
       32,836   Yahoo!, Inc.*                                  1,137,767
                                                           -------------
                                                               1,252,016
                                                           -------------

                INVESTMENT BANKS/BROKERS (2.0%)
        2,844   Bear Stearns Companies, Inc. (The)               295,605
        9,242   E*TRADE Group, Inc.*                             129,296
       11,054   Goldman Sachs Group Inc. (The)                 1,127,729
        6,919   Lehman Brothers Holdings Inc.                    686,918
       23,648   Merrill Lynch & Co., Inc.                      1,300,876
       28,561   Morgan Stanley (Note 4)                        1,498,596
       28,504   Schwab (Charles) Corp. (The)                     321,525
                                                           -------------
                                                               5,360,545
                                                           -------------

                INVESTMENT MANAGERS (0.4%)
        2,372   Federated Investors, Inc.
                  (Class B)                                       71,184
        4,957   Franklin Resources, Inc.                         381,590
        5,675   Janus Capital Group, Inc.                         85,352
       10,567   Mellon Financial Corp.                           303,167
        3,086   Price (T.) Rowe Group, Inc.                      193,184
                                                           -------------
                                                               1,034,477
                                                           -------------

                LIFE/HEALTH INSURANCE (0.7%)
       12,550   AFLAC, Inc.                                      543,164
        3,404   Jefferson-Pilot Corp.                            171,630
        4,348   Lincoln National Corp.                           204,008
       18,344   MetLife, Inc. (Note 4)                           824,379
        2,605   Torchmark Corp.                                  135,981
        7,420   UnumProvident Corp.                              135,934
                                                           -------------
                                                               2,015,096
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                MAJOR BANKS (4.7%)
      100,600   Bank of America Corp.                      $   4,588,366
       19,472   Bank of New York Co., Inc. (The)                 560,404
       13,676   BB&T Corp.                                       546,630
        4,223   Comerica, Inc.                                   244,089
        5,782   Huntington Bancshares, Inc.                      139,577
       10,198   KeyCorp                                          338,064
       14,865   National City Corp.                              507,194
        7,048   PNC Financial Services Group                     383,834
       11,585   Regions Financial Corp.                          392,500
        8,500   SunTrust Banks, Inc.                             614,040
       39,434   Wachovia Corp.                                 1,955,926
       42,209   Wells Fargo & Co.                              2,599,230
                                                           -------------
                                                              12,869,854
                                                           -------------

                MAJOR TELECOMMUNICATIONS (2.7%)
        8,182   ALLTEL Corp.                                     509,575
       20,042   AT&T Corp.                                       381,600
       45,803   BellSouth Corp.                                1,216,986
       82,627   SBC Communications, Inc.                       1,962,391
       37,016   Sprint Corp.                                     928,731
       69,221   Verizon Communications Inc.                    2,391,586
                                                           -------------
                                                               7,390,869
                                                           -------------

                MANAGED HEALTH CARE (1.6%)
        7,266   Aetna, Inc.                                      601,770
       11,347   Caremark Rx, Inc.*                               505,168
        3,280   CIGNA Corp.                                      351,058
        4,048   Humana, Inc.*                                    160,868
       31,673   UnitedHealth Group, Inc.                       1,651,430
       15,325   WellPoint Inc.*                                1,067,233
                                                           -------------
                                                               4,337,527
                                                           -------------

                MEDIA CONGLOMERATES (2.1%)
       51,054   Disney (Walt) Co. (The)                        1,285,540
       72,150   News Corp Inc. (Class A)                       1,167,387
      117,213   Time Warner, Inc.*                             1,958,629
       40,332   Viacom Inc. (Class B)
                  (Non-Voting)                                 1,291,431
                                                           -------------
                                                               5,702,987
                                                           -------------

                MEDICAL DISTRIBUTORS (0.4%)
        2,628   AmerisourceBergen Corp.                    $     181,726
       10,713   Cardinal Health, Inc.                            616,855
        7,361   McKesson Corp.                                   329,699
                                                           -------------
                                                               1,128,280
                                                           -------------

                MEDICAL SPECIALTIES (2.2%)
        4,896   Applera Corp. - Applied Biosystems Group          96,304
        2,629   Bard (C.R.), Inc.                                174,855
        1,338   Bausch & Lomb, Inc.                              111,054
       15,528   Baxter International, Inc.                       576,089
        6,307   Becton, Dickinson & Co.                          330,928
        6,301   Biomet, Inc.                                     218,267
       18,757   Boston Scientific Corp.*                         506,439
        3,005   Fisher Scientific International, Inc.*           195,025
        8,130   Guidant Corp.                                    547,149
        3,954   Hospira, Inc.*                                   154,206
       30,256   Medtronic, Inc.                                1,566,958
        3,092   Pall Corp.                                        93,873
        3,230   PerkinElmer, Inc.                                 61,047
        9,063   St. Jude Medical, Inc.*                          395,237
        9,378   Stryker Corp.                                    446,018
        2,937   Waters Corp.*                                    109,168
        6,178   Zimmer Holdings, Inc.*                           470,578
                                                           -------------
                                                               6,053,195
                                                           -------------

                MISCELLANEOUS COMMERCIAL SERVICES (0.0%)
        3,280   Sabre Holdings Corp. (Class A)                    65,436
                                                           -------------

                MISCELLANEOUS MANUFACTURING (0.1%)
        5,079   Dover Corp.                                      184,774
                                                           -------------

                MOTOR VEHICLES (0.5%)
       46,036   Ford Motor Co.                                   471,409
       14,145   General Motors Corp.                             480,930
        7,121   Harley-Davidson, Inc.                            353,202
                                                           -------------
                                                               1,305,541
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                MULTI-LINE INSURANCE (1.8%)
       64,912   American International Group, Inc.         $   3,771,387
        7,420   Hartford Financial Services Group,
                  Inc. (The)                                     554,868
        3,994   Loews Corp.                                      309,535
        3,171   Safeco Corp.                                     172,312
                                                           -------------
                                                               4,808,102
                                                           -------------

                OFFICE EQUIPMENT/SUPPLIES (0.1%)
        2,534   Avery Dennison Corp.                             134,201
        5,756   Pitney Bowes, Inc.                               250,674
                                                           -------------
                                                                 384,875
                                                           -------------

                OIL & GAS PIPELINES (0.3%)
       16,039   El Paso Corp.                                    184,769
        2,715   Kinder Morgan, Inc.                              225,888
       14,279   Williams Companies, Inc. (The)                   271,301
                                                           -------------
                                                                 681,958
                                                           -------------

                OIL & GAS PRODUCTION (1.5%)
        5,906   Anadarko Petroleum Corp.                         485,178
        8,210   Apache Corp.                                     530,366
        9,648   Burlington Resources, Inc.                       532,956
       11,850   Devon Energy Corp.                               600,558
        5,985   EOG Resources, Inc.                              339,948
        2,914   Kerr-McGee Corp.                                 222,367
        9,962   Occidental Petroleum Corp.                       766,377
        6,799   Unocal Corp.                                     442,275
        9,029   XTO Energy Inc.                                  306,896
                                                           -------------
                                                               4,226,921
                                                           -------------

                OIL REFINING/MARKETING (0.5%)
        1,677   Ashland, Inc.                                    120,526
        8,702   Marathon Oil Corp.                               464,426
        1,730   Sunoco, Inc.                                     196,666
        6,422   Valero Energy Corp.                              508,044
                                                           -------------
                                                               1,289,662
                                                           -------------

                OILFIELD SERVICES/EQUIPMENT (0.9%)
        8,475   Baker Hughes Inc.                                433,581
        4,051   BJ Services Co.                                  212,596
       12,651   Halliburton Co.                            $     604,971
        4,304   National-Oilwell, Inc.*                          204,612
       14,738   Schlumberger Ltd.
                  (Netherlands Antilles)                       1,119,204
                                                           -------------
                                                               2,574,964
                                                           -------------

                OTHER CONSUMER SERVICES (0.8%)
        4,089   Apollo Group, Inc. (Class A)*                    319,842
        4,121   Block (H.&R.), Inc.                              240,460
       26,312   Cendant Corp.                                    588,599
       30,388   eBay Inc.*                                     1,003,108
                                                           -------------
                                                               2,152,009
                                                           -------------

                OTHER CONSUMER SPECIALTIES (0.1%)
        3,638   Fortune Brands, Inc.                             323,054
                                                           -------------

                OTHER METALS/MINERALS (0.1%)
        2,424   Phelps Dodge Corp.                               224,220
                                                           -------------

                PACKAGED SOFTWARE (3.6%)
       12,232   Adobe Systems, Inc.                              350,080
        5,723   Autodesk, Inc.                                   196,700
        5,524   BMC Software, Inc.*                               99,156
       13,314   Computer Associates International, Inc.          365,869
        9,659   Compuware Corp.*                                  69,448
        4,624   Intuit Inc.*                                     208,589
        2,166   Mercury Interactive Corp.*                        83,088
      251,352   Microsoft Corp.                                6,243,584
        9,450   Novell, Inc.*                                     58,590
      110,606   Oracle Corp.*                                  1,459,999
        6,745   Parametric Technology Corp.*                      43,033
       17,794   Symantec Corp.*                                  386,842
       10,692   VERITAS Software Corp.*                          260,885
                                                           -------------
                                                               9,825,863
                                                           -------------

                PERSONNEL SERVICES (0.1%)
        3,010   Monster Worldwide, Inc.*                          86,327
        4,014   Robert Half International, Inc.                  100,230
                                                           -------------
                                                                 186,557
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                PHARMACEUTICALS: GENERIC DRUGS (0.1%)
        6,714   Mylan Laboratories, Inc.                   $     129,177
        2,731   Watson Pharmaceuticals, Inc.*                     80,728
                                                           -------------
                                                                 209,905
                                                           -------------

                PHARMACEUTICALS: MAJOR (6.7%)
       38,790   Abbott Laboratories                            1,901,098
       48,886   Bristol-Myers Squibb Co.                       1,221,172
       74,383   Johnson & Johnson                              4,834,895
       28,344   Lilly (Eli) & Co.                              1,579,044
       55,111   Merck & Co., Inc.                              1,697,419
      185,995   Pfizer, Inc.                                   5,129,742
       36,899   Schering-Plough Corp.                            703,295
       33,482   Wyeth                                          1,489,949
                                                           -------------
                                                              18,556,614
                                                           -------------

                PHARMACEUTICALS: OTHER (0.2%)
        3,263   Allergan, Inc.                                   278,138
        8,517   Forest Laboratories, Inc.*                       330,885
        6,024   King Pharmaceuticals, Inc.*                       62,770
                                                           -------------
                                                                 671,793
                                                           -------------

                PRECIOUS METALS (0.2%)
        4,495   Freeport-McMoRan Copper & Gold, Inc.
                  (Class B)                                      168,293
       11,155   Newmont Mining Corp.                             435,380
                                                           -------------
                                                                 603,673
                                                           -------------

                PROPERTY - CASUALTY INSURERS (1.2%)
        7,191   ACE Ltd. (Cayman Islands)                        322,516
       16,716   Allstate Corp. (The) (Note 4)                    998,781
        4,886   Chubb Corp. (The)                                418,290
        4,160   Cincinnati Financial Corp.                       164,570
        4,973   Progressive Corp. (The)                          491,382
       16,854   St. Paul Travelers Companies, Inc. (The)         666,239
        3,505   XL Capital Ltd. (Class A)
                  (Cayman Islands)                               260,842
                                                           -------------
                                                               3,322,620
                                                           -------------

                PUBLISHING: BOOKS/MAGAZINES (0.0%)
        1,134   Meredith Corp.                             $      55,634
                                                           -------------

                PUBLISHING: NEWSPAPERS (0.4%)
        1,760   Dow Jones & Co., Inc.                             62,392
        6,213   Gannett Co., Inc.                                441,931
        1,861   Knight-Ridder, Inc.                              114,154
        3,635   New York Times Co. (The) (Class A)               113,230
        7,438   Tribune Co.                                      261,669
                                                           -------------
                                                                 993,376
                                                           -------------

                PULP & PAPER (0.3%)
        6,479   Georgia-Pacific Corp.                            206,032
       12,270   International Paper Co.                          370,677
        4,663   MeadWestvaco Corp.                               130,751
                                                           -------------
                                                                 707,460
                                                           -------------

                RAILROADS (0.5%)
        9,435   Burlington Northern Santa Fe Corp.               444,200
        5,417   CSX Corp.                                        231,089
       10,113   Norfolk Southern Corp.                           313,098
        6,579   Union Pacific Corp.                              426,319
                                                           -------------
                                                               1,414,706
                                                           -------------

                REAL ESTATE INVESTMENT TRUSTS (0.6%)
        2,385   Apartment Investment &
                  Management Co. (Class A)                        97,594
        4,982   Archstone-Smith Trust                            192,405
       10,195   Equity Office Properties Trust                   337,455
        7,170   Equity Residential                               263,999
        4,583   Plum Creek Timber Co., Inc.                      166,363
        4,669   ProLogis                                         187,881
        5,495   Simon Property Group, Inc.                       398,333
                                                           -------------
                                                               1,644,030
                                                           -------------

                RECREATIONAL PRODUCTS (0.3%)
        2,416   Brunswick Corp.                                  104,661
        7,679   Electronic Arts, Inc.*                           434,708
        4,162   Hasbro, Inc.                                      86,528
       10,297   Mattel, Inc.                                     188,435
                                                           -------------
                                                                 814,332
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                REGIONAL BANKS (1.4%)
        8,855   AmSouth Bancorporation                     $     230,230
        3,081   Compass Bancshares, Inc.                         138,645
       13,051   Fifth Third Bancorp                              537,832
        3,105   First Horizon National Corp.                     131,031
        2,452   M&T Bank Corp.                                   257,852
        5,326   Marshall & Ilsley Corp.                          236,741
       11,947   North Fork Bancorporation, Inc.                  335,591
        5,072   Northern Trust Corp.                             231,232
        7,752   Synovus Financial Corp.                          222,250
       45,846   U.S. Bancorp                                   1,338,703
        2,241   Zions Bancorporation                             164,781
                                                           -------------
                                                               3,824,888
                                                           -------------

                RESTAURANTS (0.7%)
        3,645   Darden Restaurants, Inc.                         120,212
       31,722   McDonald's Corp.                                 880,286
        9,751   Starbucks Corp.*                                 503,737
        2,875   Wendy's International, Inc.                      136,994
        7,266   Yum! Brands, Inc.                                378,413
                                                           -------------
                                                               2,019,642
                                                           -------------

                SAVINGS BANKS (0.6%)
        7,071   Golden West Financial Corp.                      455,231
        9,122   Sovereign Bancorp, Inc.                          203,785
       21,944   Washington Mutual, Inc.                          892,901
                                                           -------------
                                                               1,551,917
                                                           -------------

                SEMICONDUCTORS (2.8%)
        9,824   Advanced Micro Devices, Inc.*                    170,348
        9,284   Altera Corp.*                                    184,009
        9,256   Analog Devices, Inc.                             345,341
        7,682   Applied Micro Circuits Corp.*                     19,666
        7,321   Broadcom Corp. (Class A)*                        259,969
       10,013   Freescale Semiconductor Inc. (Class B)*          212,075
      154,418   Intel Corp.                                    4,024,133
        7,657   Linear Technology Corp.                          280,935
        9,599   LSI Logic Corp.*                                  81,496
        8,204   Maxim Integrated Products, Inc.                  313,475
       15,307   Micron Technology, Inc.*                   $     156,284
        8,732   National Semiconductor Corp.                     192,366
        4,226   NVIDIA Corp.*                                    112,919
        4,483   PMC - Sierra, Inc.*                               41,826
       41,579   Texas Instruments Inc.                         1,167,123
        8,776   Xilinx, Inc.                                     223,788
                                                           -------------
                                                               7,785,753
                                                           -------------

                SERVICES TO THE HEALTH INDUSTRY (0.4%)
        3,712   Express Scripts, Inc.*                           185,526
        5,668   IMS Health Inc.                                  140,396
        3,368   Laboratory Corp. of America Holdings*            168,063
        6,933   Medco Health Solutions Inc.*                     369,945
        4,552   Quest Diagnostics Inc.                           242,485
                                                           -------------
                                                               1,106,415
                                                           -------------

                SPECIALTY INSURANCE (0.2%)
        2,710   Ambac Financial Group, Inc.                      189,050
        3,387   MBIA Inc.                                        200,883
        2,361   MGIC Investment Corp.                            153,984
                                                           -------------
                                                                 543,917
                                                           -------------

                SPECIALTY STORES (0.5%)
        5,631   AutoNation, Inc.*                                115,548
        1,642   AutoZone, Inc.*                                  151,819
        7,390   Bed Bath & Beyond Inc.*                          308,754
        7,901   Office Depot, Inc.*                              180,459
        1,767   OfficeMax Inc.                                    52,604
       18,427   Staples, Inc.                                    392,864
        3,594   Tiffany & Co.                                    117,739
        5,541   Toys 'R' Us, Inc.*                               146,726
                                                           -------------
                                                               1,466,513
                                                           -------------

                SPECIALTY TELECOMMUNICATIONS (0.1%)
        3,284   CenturyTel, Inc.                                 113,725
        8,520   Citizens Communications Co.                      114,509
       41,676   Qwest Communications International,
                  Inc.*                                          154,618
                                                           -------------
                                                                 382,852
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                STEEL (0.1%)
        2,232   Allegheny Technologies Inc.                $      49,238
        4,007   Nucor Corp.                                      182,799
        2,847   United States Steel Corp.                         97,851
                                                           -------------
                                                                 329,888
                                                           -------------

                TELECOMMUNICATION EQUIPMENT (1.4%)
        2,888   ADC Telecommunications, Inc.*                     62,872
        4,015   Andrew Corp.*                                     51,231
       14,270   CIENA Corp.*                                      29,824
        5,010   Comverse Technology, Inc.*                       118,487
       36,253   Corning, Inc.*                                   602,525
      110,492   Lucent Technologies Inc.*                        321,532
       61,342   Motorola, Inc.                                 1,120,105
       40,864   QUALCOMM Inc.                                  1,348,921
       11,214   Tellabs, Inc.*                                    97,562
                                                           -------------
                                                               3,753,059
                                                           -------------

                TOBACCO (1.4%)
       51,805   Altria Group, Inc.                             3,349,711
        2,904   Reynolds American, Inc.                          228,835
        4,122   UST, Inc.                                        188,211
                                                           -------------
                                                               3,766,757
                                                           -------------

                TOOLS/HARDWARE (0.1%)
        2,000   Black & Decker Corp.                             179,700
        1,445   Snap-On, Inc.                                     49,564
        1,875   Stanley Works (The)                               85,388
                                                           -------------
                                                                 314,652
                                                           -------------

                TRUCKS/CONSTRUCTION/FARM MACHINERY (0.6%)
        8,552   Caterpillar Inc.                                 815,091
        1,090   Cummins Inc.                                      81,325
        6,156   Deere & Co.                                      403,156
        1,640   Navistar International Corp.*                     52,480
        4,349   PACCAR, Inc.                                     295,732
                                                           -------------
                                                               1,647,784
                                                           -------------

                WHOLESALE DISTRIBUTORS (0.1%)
        4,357   Genuine Parts Co.                                179,029
        2,080   Grainger (W.W.), Inc.                            113,963
                                                           -------------
                                                                 292,992
                                                           -------------

                WIRELESS TELECOMMUNICATIONS (0.3%)
       28,151   Nextel Communications, Inc. (Class A)*     $     909,559
                                                           -------------

                Total Common Stocks
                 (COST $252,142,000)                         272,420,190
                                                           -------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-------------
                SHORT-TERM INVESTMENT (1.0%)
                REPURCHASE AGREEMENT
$       2,767   The Bank of New York
                 3.125% due 07/01/05
                 (dated 06/30/05; proceeds
                 $2,767,472) (a)
                 (COST $2,767,232)                             2,767,232
                                                           -------------

TOTAL INVESTMENTS
(COST $254,909,232) (b)(c)                          99.9%    275,187,422
OTHER ASSETS IN EXCESS OF LIABILITIES                0.1         186,423
                                                   -----   -------------
NET ASSETS                                         100.0%  $ 275,373,845
                                                   =====   =============

----------
     *   NON-INCOME PRODUCING SECURITY.
    ** A PORTION OF THIS SECURITY IS SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS IN THE AMOUNT OF $157,500.
    (a) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOC. 4.126% DUE 07/01/18 VALUED AT $2,822,577.
    (b) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $2,860,173 IN CONNECTION WITH OPEN FUTURES CONTRACTS.
    (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $55,932,582 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $35,654,392, RESULTING IN NET UNREALIZED APPRECIATION OF $20,278,190.

                        SEE NOTES TO FINANCIAL STATEMENTS

FUTURES CONTRACTS OPEN AT JUNE 30, 2005:

NUMBER OF                 DESCRIPTION, DELIVERY   UNDERLYING FACE    UNREALIZED
CONTRACTS    LONG/SHORT      MONTH AND YEAR       AMOUNT AT VALUE   DEPRECIATION
--------------------------------------------------------------------------------
   10           Long      S&P 500 Index           $     2,988,750   $    (28,973)
                          September 2005

SUMMARY OF INVESTMENTS

                                                                     PERCENT OF
SECTOR                                                 VALUE         NET ASSETS
--------------------------------------------------------------------------------
Finance                                           $    55,182,458       20.0%
Health Technology                                      28,900,995       10.5
Electronic Technology                                  27,996,457       10.2
Consumer Non-Durables                                  20,851,927        7.6
Producer Manufacturing                                 20,431,470        7.4
Energy Minerals                                        19,832,918        7.2
Retail Trade                                           17,164,568        6.2
Technology Services                                    17,023,758        6.2
Consumer Services                                      15,384,972        5.6
Utilities                                               9,444,474        3.4
Communications                                          8,683,280        3.2
Health Services                                         6,427,841        2.3
Process Industries                                      5,842,187        2.1
Industrial Services                                     4,792,338        1.8
Transportation                                          4,224,100        1.5
Consumer Durables                                       4,117,407        1.5
Repurchase Agreement                                    2,767,232        1.0
Non-Energy Minerals                                     2,352,523        0.9
Distribution Services                                   1,994,377        0.7
Commercial Services                                     1,772,140        0.6
                                                  ---------------       ----
                                                  $   275,187,422*      99.9%
                                                  ===============       ====

----------
* DOES NOT INCLUDE OUTSTANDING LONG FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $2,988,750 WITH UNREALIZED DEPRECIATION OF $28,973.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- S&P 500 INDEX PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments in securities, at value (cost $247,083,128)           $ 265,849,664
Investments in affiliates, at value (cost $7,826,104)                 9,337,758
Dividends receivable                                                    327,058
Prepaid expenses and other assets                                        12,844
                                                                  -------------
  TOTAL ASSETS                                                      275,527,324
                                                                  -------------
LIABILITIES:
Payable for:
  Distribution fee                                                       33,568
  Investment advisory fee                                                27,503
  Shares of beneficial interest redeemed                                 22,987
  Variation margin                                                       18,362
  Administration fee                                                     18,335
Accrued expenses and other payables                                      32,724
                                                                  -------------
  TOTAL LIABILITIES                                                     153,479
                                                                  -------------
  NET ASSETS                                                      $ 275,373,845
                                                                  =============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                   $ 286,589,565
Net unrealized appreciation                                          20,249,217
Accumulated undistributed net investment income                       2,003,927
Accumulated net realized loss                                       (33,468,864)
                                                                  -------------
  NET ASSETS                                                      $ 275,373,845
                                                                  =============
CLASS X SHARES:
Net Assets                                                        $ 113,112,943
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)            10,423,740
  NET ASSET VALUE PER SHARE                                       $       10.85
                                                                  =============
CLASS Y SHARES:
NET ASSETS                                                        $ 162,260,902
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)            15,045,512
  NET ASSET VALUE PER SHARE                                       $       10.78
                                                                  =============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the six months ended June 30, 2005 (unaudited)

NET INVESTMENT INCOME:
INCOME
Dividends                                                                $     2,378,227
Dividends from affiliates                                                        143,525
Interest                                                                          48,263
                                                                         ---------------
     TOTAL INCOME                                                              2,570,015
                                                                         ---------------
EXPENSES
Distribution fee (Class Y shares)                                                200,317
Investment advisory fee                                                          168,015
Administration fee                                                               112,010
Custodian fees                                                                    42,162
Professional fees                                                                 16,091
Shareholder reports and notices                                                   14,707
Trustees' fees and expenses                                                        2,307
Transfer agent fees and expenses                                                     248
Other                                                                             19,067
                                                                         ---------------
     TOTAL EXPENSES                                                              574,924
                                                                         ---------------
     NET INVESTMENT INCOME                                                     1,995,091
                                                                         ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED LOSS ON:
Investments                                                                   (8,002,742)
Futures contracts                                                                   (533)
                                                                         ---------------
     NET REALIZED LOSS                                                        (8,003,275)
                                                                         ---------------
NET CHANGE IN UNREALIZED APPRECIATION ON:
Investments                                                                    3,092,420
Futures contracts                                                               (179,754)
                                                                         ---------------
     NET APPRECIATION                                                          2,912,666
                                                                         ---------------
     NET LOSS                                                                 (5,090,609)
                                                                         ---------------
NET DECREASE                                                             $    (3,095,518)
                                                                         ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                                FOR THE SIX         FOR THE YEAR
                                                                                MONTHS ENDED            ENDED
                                                                                JUNE 30, 2005     DECEMBER 31, 2004
                                                                              ---------------    --------------------
                                                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                         $     1,995,091    $          4,327,549
Net realized loss                                                                  (8,003,275)             (3,798,059)
Net change in unrealized appreciation                                               2,912,666              27,016,342
                                                                              ---------------    --------------------

     NET INCREASE (DECREASE)                                                       (3,095,518)             27,545,832
                                                                              ---------------    --------------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class X shares                                                                     (1,907,197)             (1,276,097)
Class Y shares                                                                     (2,393,740)             (1,201,805)
                                                                              ---------------    --------------------

     TOTAL DIVIDENDS                                                               (4,300,937)             (2,477,902)
                                                                              ---------------    --------------------

Net increase (decrease) from transactions in shares of beneficial interest        (14,258,690)              3,050,041
                                                                              ---------------    --------------------

     NET INCREASE (DECREASE)                                                      (21,655,145)             28,117,971

NET ASSETS:
Beginning of period                                                               297,028,990             268,911,019
                                                                              ---------------    --------------------
END OF PERIOD
(INCLUDING ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME OF
$2,003,927 AND $4,309,773, RESPECTIVELY)                                      $   275,373,845    $        297,028,990
                                                                              ===============    ====================

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- S&P 500 INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS JUNE 30, 2005 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Variable Investment Series (the "Fund") -- S&P 500 Index Portfolio (the "Portfolio"), one of 15 separate portfolios, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Portfolio's investment objective is to provide investment results that, before expenses, correspond to the total return of the Standard & Poor's 500 Composite Stock Price Index. The Fund was organized as a Massachusetts business trust on February 25, 1983 and the Portfolio commenced operations on May 18, 1998. On June 5, 2000, the Portfolio commenced offering one additional class of shares (Class Y).

The Portfolio offers Class X shares and Class Y shares. The two are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. REPURCHASE AGREEMENTS -- The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Portfolio is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Portfolio as unrealized gains and losses. Upon closing of the contract, the Portfolio realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. EXPENSES -- Direct expenses are charged to the Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

I. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS

Effective June 1, 2005, pursuant to an Investment Advisory Agreement, the Portfolio pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Portfolio determined at the close of each business day: 0.12% to the portion of the daily net assets not exceeding $2 billion and 0.10% to the portion of the daily net assets exceeding $2 billion. (Prior to June 1, 2005, 0.12%)

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Portfolio's daily net assets.

The Investment Adviser has agreed to assume all operating expenses (except for distribution fees) and to waive its compensation to the extent that such expenses and compensation on an annualized basis exceed 0.40% of the daily net assets.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that Class Y shares of the Portfolio will pay a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2005 were $6,148,124 and $20,306,026, respectively.

The Fund had transactions with the following affiliates:

                                                                              REALIZED
ISSUER                                   PURCHASES           SALES            GAIN/LOSS           INCOME             VALUE
-----------------------------------   ---------------   ---------------    ---------------    ---------------   ---------------
Allstate Corp                         $       619,358   $        62,560    $        13,050    $        11,046   $       998,781
MetLife Inc                                   661,579            39,673              2,656                 --           824,379
Morgan Stanley                              1,473,146            40,847            (10,475)            15,344         1,498,596
Citigroup Inc.                              5,072,021           339,818            (11,598)           117,135         6,016,002
                                      ---------------   ---------------    ---------------    ---------------   ---------------
                                      $     7,826,104   $       482,898    $        (6,367)   $       143,525   $     9,337,758
                                      ---------------   ---------------    ---------------    ---------------   ---------------

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the six months ended June 30, 2005 included in Trustees' fees and expenses in the Statement of Operations amounted to $228. At June 30, 2005, the Portfolio had an accrued pension liability of $304 which is included in accrued expenses in the Statement of Assets and Liabilities. On December 2, 2003, the Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Portfolio may purchase and sell stock index futures ("futures contracts") for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for portfolio management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                       FOR THE SIX                          FOR THE YEAR
                                                      MONTHS ENDED                             ENDED
                                                      JUNE 30, 2005                       DECEMBER 31, 2004
                                           ----------------------------------    ----------------------------------
                                                       (UNAUDITED)
                                                SHARES            AMOUNT             SHARES             AMOUNT
                                           ---------------    ---------------    ---------------    ---------------
CLASS X SHARES
Sold                                               823,429    $     9,036,184          4,952,549    $    51,673,870
Reinvestment of dividends                          175,779          1,907,197            122,702          1,276,097
Redeemed                                        (2,331,756)       (25,547,083)        (6,666,531)       (69,220,355)
                                           ---------------    ---------------    ---------------    ---------------
Net decrease -- Class X                         (1,332,548)       (14,603,702)        (1,591,280)       (16,270,388)
                                           ---------------    ---------------    ---------------    ---------------
CLASS Y SHARES
Sold                                             1,650,699         17,957,829          4,035,180         41,876,646
Reinvestment of dividends                          222,054          2,393,740            116,229          1,201,806
Redeemed                                        (1,844,419)       (20,006,557)        (2,303,112)       (23,758,023)
                                           ---------------    ---------------    ---------------    ---------------
Net increase -- Class Y                             28,334            345,012          1,848,297         19,320,429
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in Portfolio            (1,304,214)   $   (14,258,690)           257,017    $     3,050,041
                                           ===============    ===============    ===============    ===============

7. FEDERAL INCOME TAX STATUS

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2004, the Portfolio had a net capital loss carryforward of approximately $24,372,000 of which $6,878,000 will expire on December 31, 2009, $14,114,000 will expire on December 31, 2010, and $3,380,000 will expire on December 31, 2012 to offset future capital gains to the extent provided by regulations.

As of December 31, 2004, the Portfolio had temporary book/tax differences primarily attributable to capital gain from the mark-to-market of futures contracts and capital loss deferrals on wash sales.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- S&P 500 INDEX PORTFOLIO FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                          FOR THE SIX                          FOR THE YEAR ENDED DECEMBER 31,
                                          MONTHS ENDED      ----------------------------------------------------------------------
                                         JUNE 30, 2005         2004           2003           2002           2001           2000*
                                         -------------      ----------     ----------     ----------     ----------     ----------
                                          (UNAUDITED)
CLASS X SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period     $       11.14      $    10.17     $     8.04     $    10.48     $    12.05     $    13.43
                                         -------------      ----------     ----------     ----------     ----------     ----------
Income (loss) from investment
 operations:
  Net investment income++                         0.09            0.17           0.12           0.10           0.10           0.12
  Net realized and unrealized gain
   (loss)                                        (0.19)           0.90           2.11          (2.45)         (1.57)         (1.37)
                                         -------------      ----------     ----------     ----------     ----------     ----------
Total income (loss) from investment
 operations                                      (0.10)           1.07           2.23          (2.35)         (1.47)         (1.25)
                                         -------------      ----------     ----------     ----------     ----------     ----------

Less dividends and distributions from:
  Net investment income                          (0.19)          (0.10)         (0.10)         (0.09)         (0.10)         (0.07)
  Net realized gain                                 --              --             --             --             --          (0.06)
                                         -------------      ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                (0.19)          (0.10)         (0.10)         (0.09)         (0.10)         (0.13)
                                         -------------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period           $       10.85      $    11.14     $    10.17     $     8.04     $    10.48     $    12.05
                                         =============      ==========     ==========     ==========     ==========     ==========
Total Return+                                    (0.93)%(2)      10.59%         27.85%        (22.48)%       (12.23)%        (9.38)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                          0.27%(3)        0.33%          0.46%          0.46%          0.46%          0.45%
Net investment income                             1.57%(3)        1.69%          1.31%          1.15%          0.95%          0.88%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  $     113,113      $  130,944     $  135,767     $  110,789     $  165,465     $  210,530
Portfolio turnover rate                              2%(2)           4%             0%             5%             4%             3%

----------
    * PRIOR TO JUNE 5, 2000, THE PORTFOLIO ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE PORTFOLIO HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
   ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
    + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
   (1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
   (2) NOT ANNUALIZED.
   (3) ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                          FOR THE SIX                          FOR THE YEAR ENDED DECEMBER 31,
                                          MONTHS ENDED      ----------------------------------------------------------------------
                                         JUNE 30, 2005         2004           2003           2002           2001           2000*
                                         -------------      ----------     ----------     ----------     ----------     ----------
                                          (UNAUDITED)
CLASS Y SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period     $       11.06      $    10.11     $     8.00     $    10.44     $    12.04     $ 13.47
                                         -------------      ----------     ----------     ----------     ----------     -------
Income (loss) from investment
 operations:
  Net investment income++                         0.07            0.15           0.09           0.08           0.08        0.04
  Net realized and unrealized gain
   (loss)                                        (0.19)           0.88           2.10          (2.44)         (1.58)      (1.34)
                                         -------------      ----------     ----------     ----------     ----------     -------
Total income (loss) from investment
 operations                                      (0.12)           1.03           2.19          (2.36)         (1.50)      (1.30)
                                         -------------      ----------     ----------     ----------     ----------     -------
Less dividends and distributions from:
  Net investment income                          (0.16)          (0.08)         (0.08)         (0.08)         (0.10)      (0.07)
  Net realized gain                                 --              --             --             --             --       (0.06)
                                         -------------      ----------     ----------     ----------     ----------     -------
Total dividends and distributions                (0.16)          (0.08)         (0.08)         (0.08)         (0.10)      (0.13)
                                         -------------      ----------     ----------     ----------     ----------     -------

Net asset value, end of period           $       10.78      $    11.06     $    10.11     $     8.00     $    10.44     $ 12.04
                                         =============      ==========     ==========     ==========     ==========     =======
TOTAL RETURN+                                    (1.07)%(2)      10.29%         27.54%        (22.67)%       (12.53)%     (9.73)%(2)

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                          0.52%(3)        0.58%          0.71%          0.71%          0.71%       0.71%(3)
Net investment income                             1.32%(3)        1.44%          1.06%          0.90%          0.70%       0.60%(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  $     162,261      $  166,085     $  133,144     $   62,977     $   46,134     $ 12,724
Portfolio turnover rate                              2%(2)           4%             0%             5%             4%          3%

----------
    * FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000. ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
       OUTSTANDING DURING THE PERIOD.
    + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
   (1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
   (2) NOT ANNUALIZED.
   (3) ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD

Mitchell M. Merin
PRESIDENT

Ronald E. Robison
EXECUTIVE VICE PRESIDENT and PRINCIPAL EXECUTIVE OFFICER

Joseph J. McAlinden
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Carsten Otto
CHIEF COMPLIANCE OFFICER

Stefanie V. Chang
VICE PRESIDENT

Francis J. Smith
TREASURER and CHIEF FINANCIAL OFFICER

Thomas F. Caloia
VICE PRESIDENT

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Portfolio without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Portfolio's Statement of Additional Information contains additional information about the Portfolio, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.
(C) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

RA05-00658P-Y06/05

[GRAPHIC]                                                   MORGAN STANLEY FUNDS

                                                                  MORGAN STANLEY
                                                             VARIABLE INVESTMENT
                                                               SERIES -- S&P 500
                                                                 INDEX PORTFOLIO

                                                               SEMIANNUAL REPORT
                                                                   JUNE 30, 2005

[MORGAN STANLEY LOGO]

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY VARIABLE INVESTMENT SERIES -- STRATEGIST PORTFOLIO PERFORMED DURING THE SEMIANNUAL PERIOD. WE WILL PROVIDE AN OVERVIEW OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT AFFECTED PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT INCLUDES THE PORTFOLIO'S FINANCIAL STATEMENTS AND A LIST OF PORTFOLIO INVESTMENTS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE PORTFOLIO WILL DECLINE AND, THEREFORE, THE VALUE OF THE PORTFOLIO'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS PORTFOLIO. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

FUND REPORT
For the six months ended June 30, 2005

TOTAL RETURN FOR THE 6 MONTHS ENDED JUNE 30, 2005


                                           LEHMAN BROTHERS
                            S&P 500(R)    U.S. GOVERNMENT/
   CLASS X      CLASS Y       INDEX(1)     CREDIT INDEX(2)
     1.51%        1.38%         -0.81%               2.75%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR PERFORMANCE INFORMATION AND INDEX DEFINITIONS.

MARKET CONDITIONS

The six-month period ended June 30, 2005 was characterized by continued high oil prices, mixed economic data, inflationary pressures and a flattening yield curve. The Federal Open Market Committee (the Fed), continued to raise the federal funds target rate at a "measured" pace, through four increases of 25 basis points each.

Compared with the brisk rally seen in the final months of 2004, the U.S. equity markets proceeded at a much more tempered pace during the first half of 2005. As the year began, stocks retreated amid profit taking and flagging sentiment. Investors were concerned about the pace and the sustainability of economic growth, high energy costs and the intentions of the Fed. Inflationary concerns also cast a shadow. The climate improved in the final months of the reporting period, however. An upward revision of first-quarter gross domestic product, as well as encouraging payroll and retail data were among the factors that buoyed the stock market, and affirmed the prospects for continued moderate economic growth. Against the backdrop of rising commodity prices, energy and utilities stocks performed with particular strength. Large-cap stocks generally trailed their smaller counterparts.

As investors sought greater stability and income, bonds generally posted stronger gains than stocks. Although the yields of short- and intermediate-term bonds moved higher in response to the Fed's increases to the federal funds target rate, the yields of long-term bonds did not move upward. Seemingly undeterred by the prospect of inflation, buyers fuelled a rally in the long end of the U.S. Treasury market, which drove long-term bond yields down (bond prices and yields move in opposite directions). As a result, the yield curve (the difference between the yields of short-term and long-term bonds) continued to flatten.

PERFORMANCE ANALYSIS

The Strategist Portfolio outperformed the S&P 500(R) Index (an all stock benchmark) and underperformed the Lehman Brothers U.S. Government/Credit Index (a fixed income benchmark) for the six months ended June 30, 2005.

As the result of our investment discipline, the Portfolio was more heavily allocated toward stocks throughout the reporting period, as it has been since July of 2003. However, the Portfolio did shift to a more defensive blend in April. Targeted equity exposure was reduced from 70 percent of assets to 65 percent, while targeted fixed income exposure was reduced from 30 percent to 25 percent. Cash and cash equivalents were increased from zero percent to 10 percent. This target allocation represents an overweight stance in equities (65 percent versus an average balanced fund weight of 55 percent), a more significant fixed income underweight (25 percent versus an average weight of 35 percent), and a cash position in line with the peer group average.

Several factors led to the initiation of a cash reserve and to an overall more defensive tone toward the fixed income markets. In response to general economic weakness seen at the end of the first quarter, U.S. Treasury markets rallied. Against this backdrop, we reduced the Portfolio's exposure to bonds with longer maturities, capturing what we considered to be attractive valuation levels. The reduction in the equity allocation also reflected profit-taking activity, as a number of sectors benefited from strong first-quarter earnings reports. Moreover, the reduced exposure reflected our concerns about profit expectations for the remainder of 2005.

One overriding concern, however, outweighed any asset class-specific rationale for the Portfolio's changed target. For the first time in this economic cycle, inflationary pressures finally began to manifest themselves in consumer goods and services. After facing spiking commodity prices for three years, companies seemed to have finally reached their limits in terms of absorbing higher costs. Price increases for both goods and services were seen across the spectrum of consumer goods, a trend that concerned us in light of the Fed's policy of "measured" increases to the federal funds target rate. Our analysis was that the Fed could grow more vigilant in its attempts to corral inflationary pressures, even if economic growth appeared a bit less robust than last year.

The Portfolio's positioning at the end of the period reflected our view of the likelihood of moderate macroeconomic recovery through early 2006 and strength in cyclical industries (such as hardware and equipment, chemicals and metals, and industrials). The Portfolio maintained a bias toward information technology, its largest overweighting by far versus the S&P 500(R) Index. Other significantly overweighted exposures included basic materials and consumer staples; energy exposure was slightly overweighted. Sectors which could be negatively impacted by a steepening yield curve (such as financials and utilities) were significantly underweighted versus the S&P 500(R) Index. In fact, the Portfolio held zero exposure to utilities stocks. Weightings in consumer discretionary and telecommunications services were also below that of the S&P 500(R) Index.

Throughout the period, the fixed-income portion of the portfolio emphasized high-quality securities. As of the end of the period, the average credit quality was AA+. The Portfolio's fixed income holdings were allocated as follows: U.S. government securities (36.7 percent), U.S. government agency securities (3.5 percent), mortgage-backed securities (0.2 percent), corporate bonds (38.7 percent) and cash equivalents (21.1 percent). Average yield-to-maturity stood at
3.99 percent and effective duration* was 4.43 years.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

* A MEASURE OF THE SENSITIVITY OF A BOND'S PRICE TO CHANGES IN INTEREST RATES, EXPRESSED IN YEARS. EACH YEAR OF DURATION REPRESENTS AN EXPECTED 1 PERCENT CHANGE IN THE PRICE OF A BOND FOR EVERY 1 PERCENT CHANGE IN INTEREST RATES. THE LONGER A BOND'S DURATION, THE GREATER THE EFFECT OF INTEREST-RATE MOVEMENTS ON ITS PRICE. TYPICALLY, FUNDS WITH SHORTER DURATIONS PERFORM BETTER IN RISING-INTEREST-RATE ENVIRONMENTS, WHILE FUNDS WITH LONGER DURATIONS PERFORM BETTER WHEN RATES DECLINE.

TOP 10 HOLDINGS

Fed Home Ln Mtge Corp                       10.9%
U.S. Treasury Securities                     9.9
Citigroup Inc.                               1.5
Bank of America Corp.                        1.4
Corning Inc.                                 1.4
American Express Co.                         1.4
Coca-Cola Co.                                1.4
General Electric Co.                         1.4
JPMorgan Chase & Co.                         1.3
Fisher Scientific International Inc.         1.3

PORTFOLIO COMPOSITION*

Common Stocks                               68.4%
U.S. Government Agencies & Obligations      11.3
Short-Term Paper                            10.5
Corp Notes/Bonds                             5.6
Asset-Backed                                 4.0
Foreign Government Bonds                     0.2

DATA AS OF JUNE 30, 2005. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR TOP 10 HOLDINGS ARE AS A PERCENTAGE OF NET ASSETS AND ALL PERCENTAGES FOR PORTFOLIO COMPOSITION ARE AS A PERCENTAGE OF TOTAL INVESTMENTS. THESE DATA ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

* DOES NOT INCLUDE OUTSTANDING SHORT FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $22,001,970 WITH NET UNREALIZED APPRECIATION OF $1,441.

INVESTMENT STRATEGY

THE PORTFOLIO'S "INVESTMENT ADVISER," MORGAN STANLEY INVESTMENT ADVISORS INC., ACTIVELY ALLOCATES THE PORTFOLIO'S ASSETS AMONG THE MAJOR ASSET CATEGORIES OF EQUITY SECURITIES (INCLUDING DEPOSITARY RECEIPTS), FIXED-INCOME SECURITIES AND MONEY MARKET INSTRUMENTS. IN DETERMINING WHICH SECURITIES TO BUY, HOLD OR SELL FOR THE PORTFOLIO, THE INVESTMENT ADVISER ALLOCATES THE PORTFOLIO'S ASSETS BASED ON, AMONG OTHER THINGS, ITS ASSESSMENT OF THE EFFECTS OF ECONOMIC AND MARKET TRENDS ON DIFFERENT SECTORS OF THE MARKET. THERE IS NO LIMIT AS TO THE PERCENTAGE OF ASSETS THAT MAY BE ALLOCATED TO ANY ONE ASSET CLASS.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY PORTFOLIO PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE PORTFOLIO'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, www.morganstanley.com. EACH MORGAN STANLEY PORTFOLIO ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, http://www.sec.gov. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC

REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (publicinfo@sec.gov) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE PORTFOLIO'S PROXY VOTING POLICY AND PROCEDURES WITHOUT CHARGE, UPON REQUEST, BY CALLING TOLL FREE 800-869-NEWS OR BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. IT IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

YOU MAY OBTAIN INFORMATION REGARDING HOW THE PORTFOLIO VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30 BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED JUNE 30, 2005

                                                      CLASS X SHARES         CLASS Y SHARES
                                                     (SINCE 03/01/87)       (SINCE 06/05/00)
1 YEAR                                                          8.46%(3)               8.14%(3)
5 YEARS                                                         2.92(3)                2.67(3)
10 YEARS                                                        9.12(3)                  --
SINCE INCEPTION                                                 9.18(3)                2.47(3)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT www.morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

(1) THE STANDARD & POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3) FIGURE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE UNDERLYING PORTFOLIO BASED ON NET ASSET VALUE (NAV). IT DOES NOT REFLECT THE DEDUCTION OF INSURANCE EXPENSES, AN ANNUAL CONTRACT MAINTENANCE FEE, OR SURRENDER charges.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/05 - 06/30/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                                     BEGINNING          ENDING           EXPENSES PAID
                                                                   ACCOUNT VALUE     ACCOUNT VALUE      DURING PERIOD *
                                                                   -------------     -------------      ---------------
                                                                                                          01/01/05 -
                                                                     01/01/05          06/30/05            06/30/05
                                                                   -------------     -------------      ---------------
CLASS X
Actual (1.51% return)                                              $    1,000.00     $    1,015.10      $          2.65
Hypothetical (5% annual return before expenses)                    $    1,000.00     $    1,022.17      $          2.66

CLASS Y
Actual (1.38% return)                                              $    1,000.00     $    1,013.80      $          3.89
Hypothetical (5% annual return before expenses)                    $    1,000.00     $    1,020.93      $          3.91

----------
  * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.53% AND 0.78% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was lower than its performance peer group average for the five-year period but better for the one- and three-year periods. The Board concluded that the Portfolio's overall performance was competitive with its performance peer group.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Fund under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio's total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board concluded that the Portfolio's management fee and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it includes a breakpoint. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes a breakpoint. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio. The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- STRATEGIST PORTFOLIO
PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

NUMBER OF
  SHARES                                                                            VALUE
---------------------------------------------------------------------------------------------
            COMMON STOCKS (68.7%)
            ADVERTISING/MARKETING SERVICES (1.1%)
   53,600   Lamar Advertising Co. (Class A)*                                     $  2,292,472
   26,490   Omnicom Group, Inc.                                                     2,115,491
                                                                                 ------------
                                                                                    4,407,963
                                                                                 ------------
            AEROSPACE & DEFENSE (1.5%)
   70,850   Northrop Grumman Corp.                                                  3,914,463
   57,560   Raytheon Co.                                                            2,251,747
                                                                                 ------------
                                                                                    6,166,210
                                                                                 ------------
            AGRICULTURAL COMMODITIES/MILLING (1.1%)
  215,940   Archer-Daniels-Midland Co.                                              4,616,797
                                                                                 ------------
            APPAREL/FOOTWEAR RETAIL (1.0%)
  189,200   Gap, Inc. (The)                                                         3,736,700
                                                                                 ------------
            BEVERAGES: NON-ALCOHOLIC (1.4%)
  134,530   Coca-Cola Co. (The)                                                     5,616,628
                                                                                 ------------
            BIOTECHNOLOGY (2.1%)
  106,595   Celgene Corp.*                                                          4,345,878
   97,950   Gilead Sciences, Inc.*                                                  4,308,821
                                                                                 ------------
                                                                                    8,654,699
                                                                                 ------------
            CHEMICALS: AGRICULTURAL (0.6%)
   39,555   Monsanto Co.                                                            2,486,823
                                                                                 ------------
            CHEMICALS: MAJOR DIVERSIFIED (1.1%)
   55,070   Dow Chemical Co. (The)                                                  2,452,267
   63,900   Engelhard Corp.                                                         1,824,345
                                                                                 ------------
                                                                                    4,276,612
                                                                                 ------------
            COMPUTER COMMUNICATIONS (1.3%)
  266,400   Cisco Systems, Inc.*                                                    5,090,904
                                                                                 ------------
            COMPUTER PERIPHERALS (0.7%)
  222,800   EMC Corp.*                                                              3,054,588
                                                                                 ------------
            COMPUTER PROCESSING HARDWARE (2.3%)
  136,010   Apple Computer, Inc.*                                                   5,006,528
  109,200   Dell, Inc.*                                                             4,314,492
                                                                                 ------------
                                                                                    9,321,020
                                                                                 ------------
            CONTAINERS/PACKAGING (0.3%)
  139,120   Smurfit-Stone Container Corp.*                                          1,414,850
                                                                                 ------------
            CONTRACT DRILLING (0.7%)
   53,225   Diamond Offshore Drilling, Inc.                                         2,843,812
                                                                                 ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                            VALUE
---------------------------------------------------------------------------------------------
            DEPARTMENT STORES (1.1%)
   78,920   Kohl's Corp.*                                                        $  4,412,417
                                                                                 ------------
            DISCOUNT STORES (1.3%)
  113,840   Costco Wholesale Corp.                                                  5,102,309
                                                                                 ------------
            ELECTRICAL PRODUCTS (1.7%)
   70,790   Emerson Electric Co.                                                    4,433,578
   75,040   Spectrum Brands Inc.*                                                   2,476,320
                                                                                 ------------
                                                                                    6,909,898
                                                                                 ------------
            ELECTRONIC COMPONENTS (0.5%)
  144,860   Flextronics International Ltd. (Singapore)*                             1,913,601
                                                                                 ------------
            ELECTRONIC PRODUCTION EQUIPMENT (0.6%)
  162,160   Applied Materials, Inc.                                                 2,623,749
                                                                                 ------------
            ENVIRONMENTAL SERVICES (1.0%)
  143,650   Waste Management, Inc.                                                  4,071,041
                                                                                 ------------
            FINANCIAL CONGLOMERATES (4.0%)
  106,500   American Express Co.                                                    5,668,995
  118,600   Citigroup, Inc.                                                         5,482,878
  140,160   JPMorgan Chase & Co.                                                    4,950,451
                                                                                 ------------
                                                                                   16,102,324
                                                                                 ------------
            FOOD: MAJOR DIVERSIFIED (1.2%)
   95,000   Kellogg Co.                                                             4,221,800
   24,514   TreeHouse Foods, Inc.*                                                    698,894
                                                                                 ------------
                                                                                    4,920,694
                                                                                 ------------
            FOOD: MEAT/FISH/DAIRY (1.1%)
  122,570   Dean Foods Co.*                                                         4,319,367
                                                                                 ------------
            HOUSEHOLD/PERSONAL CARE (1.3%)
   48,320   Colgate-Palmolive Co.                                                   2,411,651
   54,570   Gillette Co. (The)                                                      2,762,879
                                                                                 ------------
                                                                                    5,174,530
                                                                                 ------------
            INDUSTRIAL CONGLOMERATES (1.4%)
  158,150   General Electric Co.                                                    5,479,898
                                                                                 ------------
            INFORMATION TECHNOLOGY SERVICES (1.1%)
   59,010   International Business Machines Corp.                                   4,378,542
                                                                                 ------------
            INTEGRATED OIL (2.0%)
   47,390   BP PLC (ADR) (United Kingdom)                                           2,956,188
   53,280   Exxon Mobil Corp.                                                       3,062,002
   35,240   Royal Dutch Petroleum Co. (NY Registered Shares) (Netherlands)          2,287,076
                                                                                 ------------
                                                                                    8,305,266
                                                                                 ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                            VALUE
---------------------------------------------------------------------------------------------
            INTERNET SOFTWARE/SERVICES (0.8%)
  165,500   Siebel Systems, Inc.                                                 $  1,472,950
   52,280   Yahoo!, Inc.*                                                           1,811,502
                                                                                 ------------
                                                                                    3,284,452
                                                                                 ------------
            INVESTMENT BANKS/BROKERS (0.7%)
  161,550   Ameritrade Holding Corp.*                                               3,003,215
                                                                                 ------------
            MAJOR BANKS (2.8%)
  126,940   Bank of America Corp.                                                   5,789,733
   88,375   KeyCorp                                                                 2,929,631
   45,470   Wells Fargo & Co.                                                       2,800,043
                                                                                 ------------
                                                                                   11,519,407
                                                                                 ------------
            MAJOR TELECOMMUNICATIONS (1.0%)
  132,870   AT&T Corp.                                                              2,529,845
   66,800   SBC Communications, Inc.                                                1,586,500
                                                                                 ------------
                                                                                    4,116,345
                                                                                 ------------
            MEDIA CONGLOMERATES (1.3%)
  310,030   Time Warner, Inc.*                                                      5,180,601
                                                                                 ------------
            MEDICAL SPECIALTIES (3.7%)
   75,380   Bard (C.R.), Inc.                                                       5,013,524
   80,130   Fisher Scientific International, Inc.*                                  5,200,437
   74,330   Hospira, Inc.*                                                          2,898,870
   37,970   Medtronic, Inc.                                                         1,966,466
                                                                                 ------------
                                                                                   15,079,297
                                                                                 ------------
            MOTOR VEHICLES (1.1%)
  179,460   Honda Motor Co., Ltd. (ADR) (Japan)                                     4,416,511
                                                                                 ------------
            OIL & GAS PRODUCTION (0.8%)
   59,990   Burlington Resources, Inc.                                              3,313,848
                                                                                 ------------
            OIL REFINING/MARKETING (0.7%)
   41,220   Ashland, Inc.                                                           2,962,481
                                                                                 ------------
            OILFIELD SERVICES/EQUIPMENT (1.8%)
   77,530   Halliburton Co.                                                         3,707,485
   55,150   Smith International, Inc.                                               3,513,055
                                                                                 ------------
                                                                                    7,220,540
                                                                                 ------------
            PACKAGED SOFTWARE (2.7%)
  163,830   Microsoft Corp.                                                         4,069,537
  330,400   Oracle Corp.*                                                           4,361,280
  141,240   Sybase, Inc.*                                                           2,591,754
                                                                                 ------------
                                                                                   11,022,571
                                                                                 ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                            VALUE
---------------------------------------------------------------------------------------------
            PHARMACEUTICALS: MAJOR (4.2%)
   73,695   Johnson & Johnson                                                    $  4,790,175
   64,550   Lilly (Eli) & Co.                                                       3,596,081
  167,860   Pfizer, Inc.                                                            4,629,579
   88,720   Wyeth                                                                   3,948,040
                                                                                 ------------
                                                                                   16,963,875
                                                                                 ------------
            PROPERTY - CASUALTY INSURERS (1.1%)
   73,420   Allstate Corp. (The) (Note 4)                                           4,386,845
                                                                                 ------------
            RAILROADS (1.6%)
   29,040   Burlington Northern Santa Fe Corp.                                      1,367,203
   57,600   CSX Corp.                                                               2,457,216
   42,970   Union Pacific Corp.                                                     2,784,456
                                                                                 ------------
                                                                                    6,608,875
                                                                                 ------------
            REGIONAL BANKS (0.4%)
   68,340   AmSouth Bancorporation                                                  1,776,840
                                                                                 ------------
            SEMICONDUCTORS (2.2%)
  107,510   Freescale Semiconductor Inc. (Class B)*                                 2,277,061
  112,310   Intel Corp.                                                             2,926,799
  190,390   Micron Technology, Inc.*                                                1,943,882
  185,190   Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) (Taiwan)              1,688,933
                                                                                 ------------
                                                                                    8,836,675
                                                                                 ------------
            SPECIALTY STORES (0.9%)
   87,980   Bed Bath & Beyond Inc.*                                                 3,675,804
                                                                                 ------------
            SPECIALTY TELECOMMUNICATIONS (0.8%)
  240,000   Citizens Communications Co.                                             3,225,600
                                                                                 ------------
            STEEL (0.6%)
   49,820   Nucor Corp.                                                             2,272,788
                                                                                 ------------
            TELECOMMUNICATION EQUIPMENT (3.9%)
  341,540   Corning Inc.*                                                           5,676,394
  277,500   Motorola, Inc.                                                          5,067,150
  302,700   Nokia Corp. (ADR) (Finland)                                             5,036,927
                                                                                 ------------
                                                                                   15,780,471
                                                                                 ------------
            TOBACCO (0.8%)
   53,560   Altria Group, Inc.                                                      3,463,190
                                                                                 ------------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (1.3%)
   53,550   Caterpillar Inc.                                                        5,103,850
                                                                                 ------------
            TOTAL COMMON STOCKS (Cost $214,657,688)                               278,615,323
                                                                                 ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                   COUPON    MATURITY
THOUSANDS                                                    RATE       DATE        VALUE
---------------------------------------------------------------------------------------------
            CORPORATE BONDS (5.6%)
            ADVERTISING/MARKETING SERVICES (0.0%)
$     150   WPP Finance (UK) Corp. (United Kingdom)          5.875%   06/15/14   $    158,866
                                                                                 ------------
            AEROSPACE & DEFENSE (0.2%)
      150   Northrop Grumman Corp.                           4.079    11/16/06        149,616
       74   Raytheon Co.                                      6.15    11/01/08         78,142
       20   Raytheon Co.                                      8.30    03/01/10         23,201
      312   Systems 2001 Asset Trust LLC - 144A**
              (Cayman Islands)                               6.664    09/15/13        340,702
                                                                                 ------------
                                                                                      591,661
                                                                                 ------------
            AIR FREIGHT/COURIERS (0.0%)
      140   Fedex Corp.                                       2.65    04/01/07        136,409
                                                                                 ------------
            AIRLINES (0.1%)
      355   America West Airlines, Inc. (Series 01-1)         7.10    04/02/21        376,558
      125   Southwest Airlines Co. (Series 01-1)             5.496    11/01/06        127,198
                                                                                 ------------
                                                                                      503,756
                                                                                 ------------
            BEVERAGES: ALCOHOLIC (0.1%)
      205   FBG Finance Ltd. - 144A** (Australia)            5.125    06/15/15        206,199
      215   Miller Brewing Co. - 144A**                       4.25    08/15/08        214,217
                                                                                 ------------
                                                                                      420,416
                                                                                 ------------
            CABLE/SATELLITE TV (0.2%)
       30   Comcast Cable Communications Inc.                 6.75    01/30/11         33,136
       30   Comcast Corp.                                     5.30    01/15/14         30,893
       90   Comcast Corp.                                     6.50    01/15/15        100,499
       25   Lenfest Communications                           7.625    02/15/08         26,867
      180   Cox Communications, Inc.                         4.625    01/15/10        179,706
      190   TCI Communications, Inc.                         7.875    02/15/26        237,967
                                                                                 ------------
                                                                                      609,068
                                                                                 ------------
            CASINO/GAMING (0.0%)
      115   Harrahs Operating Co. Inc. - 144A**              5.625    06/01/15        117,354
                                                                                 ------------
            CHEMICALS: MAJOR DIVERSIFIED (0.0%)
      105   ICI Wilmington Inc.                              4.375    12/01/08        104,284
                                                                                 ------------
            CONTAINERS/PACKAGING (0.1%)
      240   Sealed Air Corp. - 144A**                        5.625    07/15/13        247,015
                                                                                 ------------
            DEPARTMENT STORES (0.1%)
      275   May Department Stores Co., Inc.                   5.95    11/01/08        287,400
                                                                                 ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                   COUPON    MATURITY
THOUSANDS                                                    RATE       DATE        VALUE
---------------------------------------------------------------------------------------------
            DRUGSTORE CHAINS (0.1%)
$     455   CVS Corp.                                        5.625%   03/15/06   $    459,781
                                                                                 ------------
            ELECTRIC UTILITIES (0.6%)
      210   Arizona Public Service Co.                        5.80    06/30/14        225,986
      185   Carolina Power & Light Co.                       5.125    09/15/13        191,312
      115   CC Funding Trust I                                6.90    02/16/07        119,828
       90   Cincinnati Gas & Electric Co.                     5.70    09/15/12         96,344
      130   Consolidated Natural Gas Co. (Series A)           5.00    12/01/14        131,756
       25   Consolidated Natural Gas Co. (Series A)           5.00    03/01/14         25,404
      170   Consolidated Natural Gas Co. (Series C)           6.25    11/01/11        185,714
      125   Consumers Energy Co. (Series H)                   4.80    02/17/09        126,661
       55   Detroit Edison Co. (The)                         6.125    10/01/10         59,424
      155   Detroit Edison Co. (The) - 144A**                 4.80    02/15/15        156,192
       85   Entergy Gulf States, Inc.                         3.60    06/01/08         83,266
      130   Entergy Gulf States, Inc.                         3.73++  12/01/09        130,432
      110   Exelon Corp.                                      6.75    05/01/11        122,307
      260   FPL Group Capital Inc.                            3.25    04/11/06        258,749
      185   Pacific Gas & Electric Co.                        6.05    03/01/34        204,614
       45   Panhandle Eastern Pipe Line Co. (Series B)        2.75    03/15/07         43,843
      125   Public Service Electric & Gas Co.
              (Series MTNB)                                   5.00    01/01/13        129,183
       60   South Carolina Electric & Gas Co.                 5.30    05/15/33         62,557
       40   Texas Eastern Transmission, LP                    7.00    07/15/32         49,076
       75   Wisconsin Electric Power Co.                      3.50    12/01/07         73,877
                                                                                 ------------
                                                                                    2,476,525
                                                                                 ------------
            ELECTRICAL PRODUCTS (0.1%)
      215   Cooper Industries Inc.                            5.25    07/01/07        219,032
                                                                                 ------------
            ELECTRONICS/APPLIANCES (0.0%)
      110   LG Electronics Inc. - 144A** (South Korea)        5.00    06/17/10        110,417
                                                                                 ------------
            FINANCE/RENTAL/LEASING (0.5%)
      150   CIT Group, Inc.                                  2.875    09/29/06        147,935
      280   Countrywide Home Loans, Inc. (Series MTNL)        3.25    05/21/08        272,054
      180   Ford Motor Credit Co.                            7.375    10/28/09        176,053
      255   MBNA Corp. (Series MTNF)                          3.64++  05/05/08        256,704
      310   MBNA Corp.                                       6.125    03/01/13        338,334
      270   Nationwide Building Society - 144A**
              (United Kingdom)                                4.25    02/01/10        269,604
      190   Residential Capital Corp. - 144A**               6.375    06/30/10        191,116
      170   SLM Corp. (Series MTNA)                           4.00    01/15/10        168,106
      215   SLM Corp. (Series MTNA)                           5.00    10/01/13        220,600
                                                                                 ------------
                                                                                    2,040,506
                                                                                 ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                   COUPON    MATURITY
THOUSANDS                                                    RATE       DATE        VALUE
---------------------------------------------------------------------------------------------
            FINANCIAL CONGLOMERATES (0.4%)
$     360   JPMorgan Chase & Co.                              6.00%   02/15/09   $    380,849
      105   Citicorp                                          6.75    08/15/05        105,369
      270   Citigroup Inc.                                   5.625    08/27/12        288,820
      225   Citigroup Inc.                                    5.75    05/10/06        228,416
      205   Citigroup Inc.                                    6.00    02/21/12        224,171
      125   General Electric Capital Corp. (Series MTNA)      4.25    12/01/10        124,683
      300   General Electric Capital Corp. (Series MTNA)      6.75    03/15/32        371,466
       50   General Motors Acceptance Corp.                   4.50    07/15/06         49,328
                                                                                 ------------
                                                                                    1,773,102
                                                                                 ------------
            FOOD RETAIL (0.1%)
      260   Albertson's Inc.                                  7.45    08/01/29        296,955
      115   Safeway Inc.                                      7.25    02/01/31        133,583
                                                                                 ------------
                                                                                      430,538
                                                                                 ------------
            FOOD: MAJOR DIVERSIFIED (0.1%)
      155   Kraft Foods Inc.                                 5.625    11/01/11        164,646
                                                                                 ------------
            FOREST PRODUCTS (0.0%)
       90   Weyerhaeuser Co.                                  6.00    08/01/06         91,627
                                                                                 ------------
            GAS DISTRIBUTORS (0.1%)
      130   Nisource Finance Corp.                           3.854++  11/23/09        130,639
       46   Ras Laffan Liquid Natural Gas Co.
              Ltd. - 144A** (Qatar)                          7.628    09/15/06         47,685
      135   Ras Laffan Liquid Natural Gas Co.
              Ltd. - 144A** (Qatar)                          8.294    03/15/14        161,379
       80   Sempra Energy                                    4.621    05/17/07         80,414
                                                                                 ------------
                                                                                      420,117
                                                                                 ------------
            HOME FURNISHINGS (0.0%)
      115   Mohawk Industries, Inc. (Series D)                7.20    04/15/12        131,616
                                                                                 ------------
            HOTELS/RESORTS/CRUISELINES (0.1%)
      170   Hyatt Equities LLC - 144A**                      6.875    06/15/07        175,499
      315   Marriott International, Inc. (Series E)           7.00    01/15/08        334,933
                                                                                 ------------
                                                                                      510,432
                                                                                 ------------
            HOUSEHOLD/PERSONAL CARE (0.1%)
      240   Clorox Co. (The)                                 3.525++  12/14/07        240,486
                                                                                 ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                   COUPON    MATURITY
THOUSANDS                                                    RATE       DATE        VALUE
---------------------------------------------------------------------------------------------
            INDUSTRIAL CONGLOMERATES (0.1%)
$     100   Hutchison Whampoa International
              Ltd. - 144A** (Cayman Islands)                  5.45%   11/24/10   $    103,468
      125   Hutchison Whampoa International
              Ltd. - 144A** (Cayman Islands)                  6.50    02/13/13        135,956
      135   Textron Financial Corp. (Series MTNE)            4.125    03/03/08        134,920
                                                                                 ------------
                                                                                      374,344
                                                                                 ------------
            INSURANCE BROKERS/SERVICES (0.2%)
      500   Farmers Exchange Capital - 144A**                 7.05    07/15/28        542,295
      315   Marsh & McLennan Companies, Inc.                 5.375    07/15/14        314,327
                                                                                 ------------
                                                                                      856,622
                                                                                 ------------
            INVESTMENT BANKS/BROKERS (0.1%)
       95   Goldman Sachs Group Inc. (The)                    5.25    10/15/13         98,195
      210   Goldman Sachs Group Inc. (The)                    6.60    01/15/12        233,709
                                                                                 ------------
                                                                                      331,904
                                                                                 ------------
            MAJOR BANKS (0.1%)
       75   Bank of New York Co., Inc. (The)                  5.20    07/01/07         76,464
      185   FleetBoston Financial Corp.                       7.25    09/15/05        186,309
      115   HSBC Finance Corp.                                6.75    05/15/11        127,800
                                                                                 ------------
                                                                                      390,573
                                                                                 ------------
            MAJOR TELECOMMUNICATIONS (0.3%)
       90   New Cingular Wireless Services Inc.               8.75    03/01/31        126,537
      215   Deutsche Telekom International Finance NV
              (Netherlands)                                   8.25    06/15/30        292,010
      210   France Telecom S.A. (France)                      8.50    03/01/31        293,701
       60   Sprint Capital Corp.                              8.75    03/15/32         83,728
      165   Telecom Italia Capital SpA - 144A**
              (Luxembourg)                                    4.00    01/15/10        160,490
      130   Telecom Italia Capital SpA (Luxembourg)           4.00    11/15/08        128,136
                                                                                 ------------
                                                                                    1,084,602
                                                                                 ------------
            MANAGED HEALTH CARE (0.2%)
      345   Aetna, Inc.                                      7.875    03/01/11        403,171
      150   WellPoint Health Networks Inc.                   6.375    06/15/06        153,256
       40   WellPoint Inc.                                    3.75    12/14/07         39,508
                                                                                 ------------
                                                                                      595,935
                                                                                 ------------
            MEDIA CONGLOMERATES (0.1%)
       95   Time Warner, Inc.                                6.625    05/15/29        106,188
       75   Time Warner, Inc.                                 7.70    05/01/32         95,183
                                                                                 ------------
                                                                                      201,371
                                                                                 ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                   COUPON    MATURITY
THOUSANDS                                                    RATE       DATE        VALUE
---------------------------------------------------------------------------------------------
            MISCELLANEOUS (0.0%)
$      50   Arizona Public Service Co.                        6.75%   11/15/06   $     51,700
                                                                                 ------------
            MOTOR VEHICLES (0.1%)
      220   DaimlerChrysler North American Holdings Co.       8.50    01/18/31        279,549
      105   Ford Motor Co.                                    7.45    07/16/31         87,880
      155   General Motors Corp.                             8.375    07/15/33        130,200
                                                                                 ------------
                                                                                      497,629
                                                                                 ------------
            MULTI-LINE INSURANCE (0.3%)
      490   AIG Sun America Global Finance VI - 144A**        6.30    05/10/11        534,705
      290   American General Finance Corp.
              (Series MTNF)                                  5.875    07/14/06        295,088
      325   AXA Financial Inc.                                6.50    04/01/08        344,350
       25   Hartford Financial Services Group, Inc. (The)    2.375    06/01/06         24,559
       45   International Lease Finance Corp.                 3.75    08/01/07         44,634
      125   Two-Rock Pass Through - 144A**
              (Bahamas)@                                      4.19++  12/31/49        124,070
                                                                                 ------------
                                                                                    1,367,406
                                                                                 ------------
            OIL & GAS PRODUCTION (0.2%)
      185   Pemex Project Funding Master Trust               7.375    12/15/14        207,940
       40   Pemex Project Funding Master Trust                8.00    11/15/11         45,540
      210   Pemex Project Funding Master Trust               8.625    02/01/22        259,350
       75   Pemex Project Funding Master Trust               9.125    10/13/10         88,013
                                                                                 ------------
                                                                                      600,843
                                                                                 ------------
            OTHER METALS/MINERALS (0.0%)
      120   Brascan Corp. (Canada)                           7.125    06/15/12        135,178
                                                                                 ------------
            PROPERTY - CASUALTY INSURERS (0.1%)
      300   Mantis Reef Ltd. - 144A** (Australia)            4.692    11/14/08        301,138
      210   St. Paul Travelers                                5.01    08/16/07        212,723
                                                                                 ------------
                                                                                      513,861
                                                                                 ------------
            PULP & PAPER (0.0%)
      140   Sappi Papier Holding AG - 144A** (Austria)        6.75    06/15/12        149,821
                                                                                 ------------
            RAILROADS (0.1%)
      125   Burlington North Santa Fe Railway Co.            4.575    01/15/21        126,116
      120   Norfolk Southern Corp.                            7.35    05/15/07        126,714
      100   Union Pacific Corp. - 144A** (Series 2004-2)     5.214    09/30/14        103,239
       75   Union Pacific Corp.                               6.65    01/15/11         83,534
       60   Union Pacific Corp. (Series MTNE)                 6.79    11/09/07         63,527
                                                                                 ------------
                                                                                      503,130
                                                                                 ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                   COUPON    MATURITY
THOUSANDS                                                    RATE       DATE        VALUE
---------------------------------------------------------------------------------------------
            REAL ESTATE DEVELOPMENT (0.1%)
$     517   World Financial Properties - 144A**
              (Series 1996 WFP - B)                           6.91%   09/01/13   $    560,697
                                                                                 ------------
            REAL ESTATE INVESTMENT TRUSTS (0.1%)
      260   EOP Operating L.P.                               6.763    06/15/07        271,642
                                                                                 ------------
            REGIONAL BANKS (0.1%)
      350   Marshall & Ilsley Bank (Series BKNT)              3.80    02/08/08        347,426
                                                                                 ------------
            SAVINGS BANKS (0.2%)
      170   Household Finance Corp.                          4.125    12/15/08        169,043
      160   Household Finance Corp.                          5.875    02/01/09        168,087
       75   Household Finance Corp.                          6.375    10/15/11         82,107
      100   Household Finance Corp.                           6.40    06/17/08        105,984
      100   Sovereign Bank (Series CD)                        4.00    02/01/08         99,170
      165   Washington Mutual Bank                            5.50    01/15/13        173,055
      120   Washington Mutual Inc.                            8.25    04/01/10        137,954
                                                                                 ------------
                                                                                      935,400
                                                                                 ------------
            TOBACCO (0.1%)
      120   Altria Group, Inc.                                7.00    11/04/13        134,507
      140   Altria Group, Inc.                                7.75    01/15/27        168,596
                                                                                 ------------
                                                                                      303,103
                                                                                 ------------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (0.1%)
      270   Caterpillar Financial Services Corp.
              (Series MTNF)                                   3.35++  08/20/07        270,468
       55   Caterpillar Financial Services Corp.
              (Series MTNF)                                  3.625    11/15/07         54,340
                                                                                 ------------
                                                                                      324,808
                                                                                 ------------
            TOTAL CORPORATE BONDS (Cost $21,751,787)                               22,643,049
                                                                                 ------------
            U.S. GOVERNMENT OBLIGATIONS (9.9%)
    2,250   U.S. Treasury Bond                               6.125    08/15/29      2,873,586
      500   U.S. Treasury Bond                               6.375    08/15/27        648,418
    2,875   U.S. Treasury Bond                               8.125    08/15/19      4,074,864
    3,100   U.S. Treasury Bond                               8.125    08/15/21      4,501,300
   10,250   U.S. Treasury Note                               3.625    05/15/13     10,122,685
    5,000   U.S. Treasury Note                               3.875    02/15/13      5,007,620
    5,300   U.S. Treasury Note                                4.25    08/15/13      5,434,159
      500   U.S. Treasury Note                               4.375    08/15/12        518,711
    1,000   U.S. Treasury Note                                6.50    02/15/10      1,116,290
    2,900   U.S. Treasury Note                               6.625    05/15/07      3,056,104

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                   COUPON    MATURITY
THOUSANDS                                                    RATE       DATE        VALUE
---------------------------------------------------------------------------------------------
$   4,750   U.S. Treasury Strip                               0.00%   02/15/25   $  2,029,861
      445   U.S. Treasury Strip                               0.00    02/15/25        188,711
    1,250   U.S. Treasury Strip                               0.00    02/15/27        490,872
                                                                                 ------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
              (Cost $37,679,322)                                                   40,063,181
                                                                                 ------------
            ASSET-BACKED SECURITIES (4.0%)
            FINANCE/RENTAL/LEASING
      700   American Express Credit Account Master
              Trust 2001-2 A                                  5.53    10/15/08        708,565
      500   American Express Credit Account Master
              Trust 2002-3 A                                  3.33++  12/15/09        501,298
      850   American Express Credit Account Master
              Trust 2003-3 A                                  3.33++  11/15/10        852,719
      408   Asset Backed Funding Certificates
              2005-WF1 A2A                                    3.39    01/25/35        407,917
       77   Asset Backed Funding Certificates
              2004-HE1 A1                                    3.444++  06/25/22         77,513
      500   Bank of America Securities Auto
              Trust 2005 WFI-A3 (DD)                          3.99    08/18/09        500,156
      149   Capital Auto Receivables Asset
              Trust 2003-2 A3A                                1.44    02/15/07        147,907
      350   Capital Auto Receivables Asset
              Trust 2003-3 A3B                                3.30++  01/15/08        350,499
      500   Capital Auto Receivables Asset
              Trust 2005-1 A4                                 4.05    07/15/09        500,936
      425   Caterpillar Financial Asset
              Trust 2005-A A3                                 3.90    02/25/09        424,576
      915   Chase Credit Card Master
              Trust 2001-4 A                                  5.50    11/17/08        930,623
      200   CIT Equipment Collateral 2004-EF1 A3              3.50    09/20/08        197,643
      600   Citibank Credit Card Issuance
              Trust 2000-A1 A1                                6.90    10/15/07        605,866
      325   CNH Equipment Trust 2005-A A3                     4.02    04/15/09        325,199
      375   Daimler Chrysler Auto Trust 2005-B A3             4.04    09/08/09        375,624
      407   Equifirst Mortgage Loan Trust 2005-1 A1           3.37++  04/25/35        407,057
      325   Ford Credit Auto Owner Trust 2005-B A3            4.17    01/15/09        325,980
      400   GE Capital Credit Card Master Note
              Trust 2004-2 A                                  3.26++  09/15/10        400,644
      350   GE Dealer Floorplan Master Note
              Trust 2004-1 A                                  3.31++  07/20/08        350,218

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                      COUPON        MATURITY
THOUSANDS                                                       RATE           DATE               VALUE
-----------------------------------------------------------------------------------------------------------
$     600   Harley-Davidson Motorcycle Trust 2005-1 A2           3.76%       12/17/12         $     596,732
      350   Harley-Davidson Motorcycle Trust 2005-2 A2           4.07        02/15/12               350,499
      250   Honda Auto Receivables Owner
              Trust 2005-2 A3                                    3.93        01/15/09               249,928
      425   Honda Auto Receivables Owner
              Trust 2005-3 A3                                    3.87        04/20/09               424,660
      300   Hyundai Auto Receivables
              Trust 2005-A A3 (DD)                               3.98        11/16/09               299,820
      575   MBNA Credit Card Master Note
              Trust 2003-A3                                      3.34++      08/16/10               576,990
      525   Merrill Auto Trust
              Securitization 2005-1 A3                           4.10        08/25/09               525,328
      375   National City Auto Receivables
              Trust 2004-A A4                                    2.88        05/15/11               366,384
      550   Nissan Auto Receivables Owner
              Trust 2005-B A3                                    3.99        07/15/09               550,421
      564   Novastar Home Equity Loan
              Ser 2005-1 A2A                                     3.43++      06/25/35               563,978
      246   Residential Asset Securities
              Corp. 2004-KS8 AI1                                 3.47++      10/25/22               246,103
      125   TXU Electric Delivery Transition
              Bond Co. LLC 2004-1 A2                             4.81        11/17/14               128,229
      650   USAA Auto Owner Trust 2004-2 A4                      3.58        02/15/11               644,673
      600   USAA Auto Owner Trust 2004-3 A3                      3.16        02/17/09               593,933
      375   USAA Auto Owner Trust 2005-1 A3                      3.90        07/15/09               374,710
      350   Volkswagen Auto Lease Trust 2005-A A3                3.82        05/20/08               349,527
      317   Wachovia Auto Owner Trust 2004-B A2                  2.40        05/21/07               315,680
      200   Wachovia Auto Owner Trust 2004-B A3                  2.91        04/20/09               197,487
      250   Wachovia Auto Owner Trust 2005-A A3                  4.06        09/21/09               250,519
      200   World Omni Auto Receivables
              Trust 2004-A A3                                    3.29        11/12/08               198,422
                                                                                              -------------
            TOTAL ASSET-BACKED SECURITIES (Cost $16,193,564)                                     16,194,963
                                                                                              -------------
            U.S. GOVERNMENT AGENCY-MORTGAGE-BACKED
              SECURITIES (1.5%)
            Federal Home Loan Mortgage Corp. PC Gold
       15                                                        6.50   05/01/29 - 12/01/31          15,498
       52                                                        7.50        08/01/32                55,437
      349                                                        8.00   01/01/30 - 11/01/30         375,989

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                      COUPON        MATURITY
THOUSANDS                                                       RATE           DATE               VALUE
-----------------------------------------------------------------------------------------------------------
            Federal Home Loan Mortgage Corp.
$     790                                                       5.125%       11/07/13         $     793,074
      158                                                        7.50   01/01/30 - 04/01/31         169,086
            Federal National Mortgage Assoc.
    2,070   (DD)                                                 4.25        05/15/09             2,092,940
        5                                                        6.50        11/01/29                 5,484
      172                                                        7.00   10/01/27 - 07/01/31         181,929
      150                                                        7.50            +                  160,266
      941                                                        7.50   09/01/29 - 10/01/32         846,076
    1,318                                                        8.00   11/01/29 - 05/01/31       1,418,428
                                                                                              -------------
            TOTAL U.S. GOVERNMENT AGENCY-MORTGAGE-BACKED
              SECURITIES (Cost $6,036,911)                                                        6,114,207
                                                                                              -------------
            FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
      105   United Mexican States (Mexico)                      8.375        01/14/11               122,483
      270   United Mexican States (Mexico)
              (Series MTN)                                       8.30        08/15/31               336,825
      345   United Mexican States (Mexico)
              (Series MTNA)                                      8.00        09/24/22               423,487
                                                                                              -------------
            TOTAL FOREIGN GOVERNMENT OBLIGATIONS
              (Cost $771,598)                                                                       882,795
                                                                                              -------------
            SHORT-TERM INVESTMENTS (a) (10.6%)
            U.S. GOVERNMENT AGENCIES & OBLIGATIONS
   42,700   Federal Home Mortgage Corp.                          2.60        07/01/05            42,700,000
      100   U.S. Treasury Bills***                               2.82        07/14/05                99,898
                                                                                              -------------
            TOTAL SHORT-TERM INVESTMENTS (Cost $42,799,898)                                      42,799,898
                                                                                              -------------
            TOTAL INVESTMENTS (Cost $339,890,768) (b) (c)                     100.5%            407,313,416

            LIABILIITIES IN EXCESS OF OTHER ASSETS                             (0.5)             (1,853,432)
                                                                              -----           -------------
            NET ASSETS                                                        100.0%          $ 405,459,984
                                                                              =====           =============

                        SEE NOTES TO FINANCIAL STATEMENTS

----------
   ADR AMERICAN DEPOSITARY RECEIPT.
   *   NON-INCOME PRODUCING SECURITY.
   **  RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   *** A PORTION OF THIS SECURITY HAS BEEN PHYSICALLY SEGREGATED IN CONNECTION
       WITH OPEN FUTURES CONTRACTS AN THE AMOUNT EQUAL TO $66,000.
   + SECURITY WAS PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
   @   FOREIGN ISSUED SECURITY WITH PERPETUAL MATURITY.
   ++  FLOATING RATE SECURITY; RATE SHOWN IS THE RATE IN EFFECT AT JUNE 30,
       2005.
   DD  SECURITY PURCHASED ON A DELAYED DELIVERY BASIS.
   (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (b) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $25,002,710 IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS, A DELAYED DELIVERY BASIS AND OPEN FUTURES CONTRACTS.
   (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $75,993,260 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $8,570,612, RESULTING IN NET UNREALIZED APPRECIATION OF $67,422,648.

FUTURES CONTRACTS OPEN AT JUNE 30, 2005:

                                                                              UNREALIZED
NUMBER OF                   DESCRIPTION, DELIVERY       UNDERLYING FACE     APPRECIATION/
CONTRACTS   LONG/SHORT         MONTH, AND YEAR          AMOUNT AT VALUE     (DEPRECIATION)
------------------------------------------------------------------------------------------
   47         Short      U.S. Treasury Notes 5 Year,
                         September 2005                 $     (5,110,276)   $       (7,713)
   79         Short      U.S. Treasury Notes 2 Year,
                         September 2005                      (16,421,921)           14,392
    4         Short      U.S. Treasury Bond 20 Year,
                         September 2005                         (469,773)           (5,238)
                                                                            --------------
                         Net unrealized appreciation                        $        1,441
                                                                            ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- STRATEGIST PORTFOLIO
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments in securities, at value (cost $338,228,140)          $   402,926,571
Investment in affiliates (cost $1,662,628)                             4,386,845
Cash                                                                      77,634
Receivable for:
    Interest                                                             912,844
    Dividends                                                            348,447
    Investments sold                                                     228,142
Prepaid expenses and other assets                                         11,692
                                                                 ---------------
    TOTAL ASSETS                                                     408,892,175
                                                                 ---------------
LIABILITIES:
Payable for:
    Investments purchased                                              3,174,293
    Investment advisory fee                                              142,049
    Administration fee                                                    27,057
    Distribution fee                                                      20,107
    Variation margin                                                       9,719
    Shares of beneficial interest redeemed                                   366
Accrued expenses and other payables                                       58,600
                                                                 ---------------
    TOTAL LIABILITIES                                                  3,432,191
                                                                 ---------------
    NET ASSETS                                                   $   405,459,984
                                                                 ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                  $   333,020,829
Net unrealized appreciation                                           67,424,089
Accumulated net investment loss                                         (930,829)
Accumulated undistributed net realized gain                            5,945,895
                                                                 ---------------
    NET ASSETS                                                   $   405,459,984
                                                                 ===============
CLASS X SHARES:
Net Assets                                                       $   308,553,399
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)             20,308,840
    NET ASSET VALUE PER SHARE                                    $         15.19
                                                                 ===============
CLASS Y SHARES:
Net Assets                                                       $    96,906,585
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)              6,386,170
    NET ASSET VALUE PER SHARE                                    $         15.17
                                                                 ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

NET INVESTMENT INCOME:
INCOME
Interest                                                         $     2,569,120
Dividends (net of $43,697 foreign withholding tax)                     2,250,084
Dividends from affiliates                                                 45,434
                                                                 ---------------
    TOTAL INCOME                                                       4,864,638
                                                                 ---------------
EXPENSES
Investment advisory fee                                                  876,396
Administration fee                                                       166,933
Distribution fee (Class Y shares)                                        120,577
Custodian fees                                                            19,285
Professional fees                                                         16,452
Shareholder reports and notices                                           11,929
Trustees' fees and expenses                                                2,957
Transfer agent fees and expenses                                             250
Other                                                                     15,463
                                                                 ---------------
    TOTAL EXPENSES                                                     1,230,242
                                                                 ---------------
    NET INVESTMENT INCOME                                              3,634,396
                                                                 ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN/LOSS ON:
Investments                                                            6,780,452
Futures contracts                                                        (42,400)
                                                                 ---------------
    NET REALIZED GAIN                                                  6,738,052
                                                                 ---------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                           (4,464,621)
Futures contracts                                                        (11,326)
                                                                 ---------------
    NET DEPRECIATION                                                  (4,475,947)
                                                                 ---------------
    NET GAIN                                                           2,262,105
                                                                 ---------------
NET INCREASE                                                     $     5,896,501
                                                                 ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                   FOR THE SIX          FOR THE YEAR
                                                                   MONTHS ENDED            ENDED
                                                                   JUNE 30, 2005     DECEMBER 31, 2004
                                                                  ---------------    -----------------
                                                                   (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                             $     3,634,396    $       7,861,763
Net realized gain                                                       6,738,052           52,305,382
Net change in unrealized depreciation                                  (4,475,947)         (16,595,347)
                                                                  ---------------    -----------------

    NET INCREASE                                                        5,896,501           43,571,798
                                                                  ---------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class X shares                                                     (3,154,592)          (6,959,864)
    Class Y shares                                                       (852,026)          (1,638,766)

Net realized gain
    Class X shares                                                    (27,439,402)             (43,203)
    Class Y shares                                                     (8,632,691)             (10,173)
                                                                  ---------------    -----------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS                                 (40,078,711)          (8,652,006)
                                                                  ---------------    -----------------

Net decrease from transactions in shares of beneficial interest        (4,738,373)         (68,830,403)
                                                                  ---------------    -----------------

    NET DECREASE                                                      (38,920,583)         (33,910,611)

NET ASSETS:
Beginning of period                                                   444,380,567          478,291,178
                                                                  ---------------    -----------------

END OF PERIOD
(INCLUDING ACCUMULATED NET INVESTMENT LOSSES OF
$930,829 AND $558,607, RESPECTIVELY)                              $   405,459,984    $     444,380,567
                                                                  ===============    =================

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- STRATEGIST PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2005 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Variable Investment Series (the "Fund") -- Strategist Portfolio (the "Portfolio"), one of 15 separate portfolios, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Portfolio's investment objective is to maximize the total return of its investments. The Fund was organized as a Massachusetts business trust on February 25, 1983 and the Portfolio commenced operations on March 1, 1987. On June 5, 2000, the Portfolio commenced offering one additional class of shares (Class Y)

The Portfolio offers Class X shares and Class Y shares. The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund;
(7) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. REPURCHASE AGREEMENTS -- The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Portfolio is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Portfolio as unrealized gains and losses. Upon closing of the contract, the Portfolio realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. EXPENSES -- Direct expenses are charged to the Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

I. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS
Pursuant to an Investment Advisory Agreement, the Portfolio pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rates to the net assets of the Portfolio determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $1.5 billion; and 0.395% to the portion of the daily net assets in excess of $1.5 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Portfolio's daily net assets.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that Class Y shares of the Portfolio will pay a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from maturity/sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended June 30, 2005 were $72,872,985 and $140,599,516, respectively. Included in the aforementioned are purchases and maturity/sales/prepayments of U.S. Government securities of $32,458,400 and $75,106,953, respectively. Included in the aforementioned are purchases of $281,009, including an income of $45,434, and a value of $4,386,845 with Allstate Corp, an affiliate of the Fund.

For the six months ended June 30, 2005, the Portfolio incurred brokerage commissions of $28,689 with Morgan Stanley & Co., Inc. an affiliate of the Investment Adviser, Administrator and Distributor, for transactions executed on behalf of the Portfolio.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator, and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the six months ended June 30, 2005 included in Trustees' fees and expenses in the Statement of Operations amounted to $300. At June 30, 2005, the Portfolio had an accrued pension liability of $8,746 which is included in accrued expenses in the Statement of Assets and Liabilities. On December 2, 2003, the Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:

                                                         FOR THE SIX                       FOR THE YEAR
                                                         MONTHS ENDED                         ENDED
                                                         JUNE 30, 2005                   DECEMBER 31, 2004
                                                ------------------------------    ------------------------------
                                                         (UNAUDITED)
                                                   SHARES           AMOUNT           SHARES           AMOUNT
                                                -------------    -------------    -------------    -------------
CLASS X SHARES
Sold                                                  773,739    $  12,759,248        1,641,246    $  25,739,857
Reinvestment of dividends and distributions         2,007,248       30,593,995          440,705        7,003,067
Redeemed                                           (3,271,991)     (53,961,754)      (6,604,570)    (103,360,189)
                                                -------------    -------------    -------------    -------------
Net decrease -- Class X                              (491,004)     (10,608,511)      (4,522,619)     (70,617,265)
                                                -------------    -------------    -------------    -------------
CLASS Y SHARES
Sold                                                  409,592        6,729,237          990,748       15,538,779
Reinvestment of dividends and distributions           623,422        9,484,717          103,744        1,648,939
Redeemed                                             (628,325)     (10,343,816)        (983,210)     (15,400,856)
                                                -------------    -------------    -------------    -------------
Net increase -- Class Y                               404,689        5,870,138          111,282        1,786,862
                                                -------------    -------------    -------------    -------------
Net decrease in Portfolio                             (86,315)   $  (4,738,373)      (4,411,337)   $ (68,830,403)
                                                =============    =============    =============    =============

6. FEDERAL INCOME TAX STATUS
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2004, the Portfolio had temporary book/tax differences primarily attributable to capital gain from mark-to-market of future contracts, capital loss deferrals on straddles and wash sales and book amortization of premiums on debt securities.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
To hedge against adverse interest rate and market risks on portfolio positions or anticipated positions in U.S. Government Securities, the Portfolio may enter into interest rate futures contracts ("future contracts").

Futures contracts involve elements of market risk in excess of the amount reflected in the Statement and Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the value of the underlying securities. Risk may also arise upon entering into contracts from the potential inability of counterparts to meet the terms of their contacts

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- STRATEGIST FUND PORTFOLIO FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                              FOR THE SIX                        FOR THE YEAR ENDED DECEMBER 31,
                                             MONTHS ENDED       ---------------------------------------------------------------
                                             JUNE 30, 2005         2004          2003         2002         2001         2000*
                                             -------------      ----------    ----------   ----------   ----------   ----------
                                              (UNAUDITED)
CLASS X SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period         $       16.60      $    15.34    $    12.36   $    13.94   $    16.66   $    19.10
                                             -------------      ----------    ----------   ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment income@                              0.15            0.28          0.18         0.19         0.38         0.50
  Net realized and unrealized gain (loss)             0.10            1.30          3.03        (1.56)       (2.05)       (0.20)
                                             -------------      ----------    ----------   ----------   ----------   ----------
Total income (loss) from investment
 operations                                           0.25            1.58          3.21        (1.37)       (1.67)        0.30
                                             -------------      ----------    ----------   ----------   ----------   ----------
Less dividends and distributions from:
  Net investment income                              (0.17)          (0.32)@@      (0.23)       (0.21)       (0.39)       (0.48)
  Net realized gain                                  (1.49)              -             -            -        (0.66)       (2.26)
                                             -------------      ----------    ----------   ----------   ----------   ----------
Total dividends and distributions                    (1.66)          (0.32)        (0.23)       (0.21)       (1.05)       (2.74)
                                             -------------      ----------    ----------   ----------   ----------   ----------
Net asset value, end of period               $       15.19      $    16.60    $    15.34   $    12.36   $    13.94   $    16.66
                                             =============      ==========    ==========   ==========   ==========   ==========

TOTAL RETURN+                                         1.51%(2)       10.37%        26.24%       (9.89)%     (10.18)%       1.64%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              0.53%(3)        0.53%         0.52%        0.52%        0.52%        0.52%
Net investment income                                 1.80%(3)        1.79%         1.31%        1.47%        2.53%        2.68%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands      $     308,553      $  345,215    $  388,356   $  372,254   $  522,655   $  701,294
Portfolio turnover rate                                 19%(2)          55%           93%         124%         124%         126%

----------
 * PRIOR TO JUNE 5, 2000, THE PORTFOLIO ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE PORTFOLIO HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
 @ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
@@   INCLUDES DISTRIBUTIONS FROM NET REALIZED GAIN OF $0.002.
(1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(2)  NOT ANNUALIZED.
(3)  ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                              FOR THE SIX                       FOR THE YEAR ENDED DECEMBER 31,
                                             MONTHS ENDED       ---------------------------------------------------------------
                                             JUNE 30, 2005         2004          2003         2002         2001         2000*
                                             -------------      ----------    ----------   ----------   ----------   ----------
                                              (UNAUDITED)
Class Y Shares

SELECTED PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD         $       16.58      $    15.32    $    12.35   $    13.93   $    16.65   $    19.29
                                             -------------      ----------    ----------   ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment income@                              0.13            0.24          0.14         0.16         0.32         0.49
  Net realized and unrealized gain (loss)             0.10            1.30          3.03        (1.56)       (2.03)       (0.51)
                                             -------------      ----------    ----------   ----------   ----------   ----------
Total income (loss) from investment
 operations                                           0.23            1.54          3.17        (1.40)       (1.71)       (0.02)
                                             -------------      ----------    ----------   ----------   ----------   ----------
Less dividends and distributions from:
  Net investment income                              (0.15)          (0.28)@@      (0.20)       (0.18)       (0.35)       (0.36)
  Net realized gain                                  (1.49)              -             -            -        (0.66)       (2.26)
                                             -------------      ----------    ----------   ----------   ----------   ----------
Total dividends and distributions                    (1.64)          (0.28)        (0.20)       (0.18)       (1.01)       (2.62)
                                             -------------      ----------    ----------   ----------   ----------   ----------
Net asset value, end of period               $       15.17      $    16.58    $    15.32   $    12.35   $    13.93   $    16.65
                                             =============      ==========    ==========   ==========   ==========   ==========

TOTAL RETURN+                                         1.38%(2)       10.12%        25.88%      (10.11)%     (10.40)%      (0.02)%(2)

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              0.78%(3)        0.78%         0.77%        0.77%        0.77%        0.77%(3)
Net investment income                                 1.55%(3)        1.54%         1.06%        1.22%        2.28%        2.77%(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands      $      96,907      $   99,165    $   89,935   $   57,651   $   47,886   $   23,375
Portfolio turnover rate                                 19%(2)          55%           93%         124%         124%         126%(2)

----------
 *   FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.
 @ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
@@   INCLUDES DISTRIBUTIONS FROM NET REALIZED GAIN OF $0.002.
(1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(2)  NOT ANNUALIZED.
(3)  ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD

Mitchell M. Merin
PRESIDENT

Ronald E. Robison
EXECUTIVE VICE PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER

Joseph J. McAlinden
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Carsten Otto
CHIEF COMPLIANCE OFFICER

Stefanie V. Chang
VICE PRESIDENT

Francis J. Smith
TREASURER AND CHIEF FINANCIAL OFFICER

Thomas F. Caloia
VICE PRESIDENT

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Portfolio without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Portfolio's Statement of Additional Information contains additional information about the Portfolio, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

RA05-00686P-Y06/05

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS

                                                         MORGAN STANLEY VARIABLE
                                                             INVESTMENT SERIES--
                                                            STRATEGIST PORTFOLIO

                                                               SEMIANNUAL REPORT
                                                                   JUNE 30, 2005

[MORGAN STANLEY LOGO]

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY VARIABLE INVESTMENT SERIES -- UTILITIES PORTFOLIO PERFORMED DURING THE SEMIANNUAL PERIOD. WE WILL PROVIDE AN OVERVIEW OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT AFFECTED PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT INCLUDES THE PORTFOLIO'S FINANCIAL STATEMENTS AND A LIST OF PORTFOLIO INVESTMENTS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE PORTFOLIO WILL DECLINE AND, THEREFORE, THE VALUE OF THE PORTFOLIO'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS PORTFOLIO. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

FUND REPORT
For the six months ended June 30, 2005

TOTAL RETURN FOR THE 6 MONTHS ENDED JUNE 30, 2005

                                           S&P 500(R)
         CLASS X          CLASS Y           INDEX(1)
           10.87%           10.75%              -0.81%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR PERFORMANCE INFORMATION AND INDEX DEFINITIONS.

MARKET CONDITIONS

As in 2003 and 2004, utilities stocks performed with strength during the six-month reporting period, both in absolute terms and relative to other areas of the U.S. equity market. Although the Federal Open Market Committee continued increasing the federal funds target rate throughout the reporting period, interest rates remained at historically low levels. Against this backdrop, investors were drawn to the yield and dividend potential of utilities stocks. Additionally, utilities companies' increased focus on basic services and decreased dependence on comparatively higher risk diversification efforts resulted in cleaner balance sheets and enhanced earnings predictability. Merger and acquisition activity further bolstered the appeal of the sector overall. Investor sentiment also improved due to legislative activity, specifically, the realistic prospect of the passage of an energy bill that contained elements deemed favorable to the sector overall and electric energy stocks in particular.

Within the utilities sector, electric utilities and natural gas stocks were the dominant performers, while telecommunications generated mixed results. Higher commodity prices helped selective electric utilities companies, most notably those with relatively low costs as well as excess coal and nuclear generation. Exceptionally strong oil and natural gas prices supported the significant upside of natural gas companies with exploration and production affiliations. While telecommunication operating companies (Regional Bells) were stagnant amid the threat of competition and regulatory uncertainty, the wireless industry provided stronger performance, propelled by consolidation trends. Wireless-related industries, such as tower companies, posted particularly robust gains.

PERFORMANCE ANALYSIS

The Utilities Portfolio outperformed the S&P 500(R) Index for the six-month period ended June 30, 2005. The Portfolio participated in the broad strength of the utilities sector. Among the more specific factors driving performance, the Portfolio held electric utilities companies that benefited from high commodity prices. Additionally, company-specific events, such as restructurings and turnarounds, proved advantageous for select electric utilities holdings with the Portfolio. Within its natural gas stake, the Portfolio reaped above-average gains from companies with exploration and production operations. Telecommunications stocks were mixed: the large-cap legacy Regional Bell companies lagged while selective wireless stocks provided contributed gains.

Unlike the Regional Bells where growth is slow at best, the wireless area has attractive organic growth prospects as well as the benefit of synergies from current and future consolidation. Consequently, the Portfolio's incremental investment in telecommunications has focused on the wireless arena.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

TOP 10 HOLDINGS

Exelon Corp.                                 3.7%
Entergy Corp.                                3.5
Edison International                         3.5
Questar Corp.                                3.5
PPL Corp.                                    3.3
Sprint Corp.                                 3.2
SCANA Corp.                                  3.1
Constellation Energy Group                   3.1
PG&E Corp.                                   3.0
TXU Corp.                                    3.0

LARGEST INDUSTRIES

Electric Utilities                          54.9%
Energy                                      21.4
Telecommunications                          20.9
Electric Products                            0.6

DATA AS OF JUNE 30, 2005. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR TOP 10 HOLDINGS AND LARGEST INDUSTRIES ARE AS A PERCENTAGE OF NET ASSETS. THESE DATA ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

INVESTMENT STRATEGY

THE PORTFOLIO WILL NORMALLY INVEST AT LEAST 80 PERCENT OF ITS ASSETS IN COMMON STOCK AND OTHER EQUITY SECURITIES OF COMPANIES THAT ARE ENGAGED IN THE UTILITIES INDUSTRY. A COMPANY WILL BE CONSIDERED TO BE IN THE UTILITIES INDUSTRY IF IT DERIVES AT LEAST 50 PERCENT OF ITS REVENUES OR EARNINGS FROM THE UTILITIES INDUSTRY OR DEVOTES AT LEAST 50 PERCENT OF ITS ASSETS TO ACTIVITIES IN THAT INDUSTRY. THESE MAY INCLUDE COMPANIES INVOLVED IN, AMONG OTHER AREAS:
TELECOMMUNICATIONS, COMPUTERS AND OTHER NEW OR EMERGING TECHNOLOGIES, GAS AND ELECTRIC ENERGY, WATER DISTRIBUTION, THE INTERNET AND INTERNET RELATED SERVICES. THE COMPANIES MAY INCLUDE TRADITIONALLY REGULATED PUBLIC UTILITIES OR FULLY OR PARTIALLY DEREGULATED UTILITY COMPANIES AS WELL AS UNREGULATED UTILITY COMPANIES. THE PORTFOLIO MAY INVEST UP TO 25 PERCENT OF ITS NET ASSETS IN FOREIGN SECURITIES. THIS PERCENTAGE LIMITATION DOES NOT APPLY TO SECURITIES OF FOREIGN COMPANIES THAT ARE LISTED IN THE UNITED STATES ON A NATIONAL SECURITIES EXCHANGE.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY PORTFOLIO PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE PORTFOLIO'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, www.morganstanley.com. EACH MORGAN STANLEY PORTFOLIO ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS

FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, http://www.sec.gov. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (publicinfo@sec.gov) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE PORTFOLIO'S PROXY VOTING POLICY AND PROCEDURES WITHOUT CHARGE, UPON REQUEST, BY CALLING TOLL FREE 800-869-NEWS OR BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. IT IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

YOU MAY OBTAIN INFORMATION REGARDING HOW THE PORTFOLIO VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30 BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS -- PERIOD ENDED JUNE 30, 2005

                                         CLASS X SHARES          CLASS Y SHARES
                                        (SINCE 03/01/90)        (SINCE 06/05/00)
1 YEAR                                             29.92%(2)               29.63%(2)
5 YEARS                                            (1.50)(2)               (1.75)(2)
10 YEARS                                            7.43(2)                   --
SINCE INCEPTION                                     8.38(2)                (1.91)(2)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT www.morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

(1) THE STANDARD & POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) FIGURE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE UNDERLYING PORTFOLIO BASED ON NET ASSET VALUE (NAV). IT DOES NOT REFLECT THE DEDUCTION OF INSURANCE EXPENSES, AN ANNUAL CONTRACT MAINTENANCE FEE, OR SURRENDER CHARGES.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/05 - 06/30/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                            BEGINNING        ENDING        EXPENSES PAID
                                                          ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD *
                                                          -------------   -------------   ---------------
                                                                                             01/01/05 -
                                                            01/01/05        06/30/05         06/30/05
                                                          -------------   -------------   ---------------
CLASS X
Actual (10.87% return)                                    $    1,000.00   $    1,108.70   $          3.61
Hypothetical (5% annual return before expenses)           $    1,000.00   $    1,021.37   $          3.46

CLASS Y
Actual (10.75% return)                                    $    1,000.00   $    1,107.50   $          4.91
Hypothetical (5% annual return before expenses)           $    1,000.00   $    1,020.13   $          4.71

----------
   * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.69% AND 0.94% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR
        PERIOD).

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was better than its performance peer group average for all three periods. The Board concluded that the Portfolio's performance was satisfactory.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was lower than the average management fee rate for funds, selected by

Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio's total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board concluded that the Portfolio's management fee and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio. The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- UTILITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

  NUMBER OF
   SHARES                                                                                          VALUE
-------------------------------------------------------------------------------------------------------------
                COMMON STOCKS (95.6%)
                ELECTRIC UTILITIES (53.8%)
      240,000   AES Corp. (The)*                                                              $     3,931,200
       50,000   Allegheny Energy, Inc.*                                                             1,261,000
       93,865   Cinergy Corp.                                                                       4,207,029
       50,000   Consolidated Edison, Inc.                                                           2,342,000
      110,000   Constellation Energy Group, Inc.                                                    6,345,900
       77,000   Dominion Resources, Inc.                                                            5,651,030
       70,000   DTE Energy Co.                                                                      3,273,900
      110,432   Duke Energy Corp.                                                                   3,283,143
      175,000   Edison International                                                                7,096,250
      148,000   Energy East Corp.                                                                   4,289,040
       95,000   Entergy Corp.                                                                       7,177,250
      145,000   Exelon Corp.                                                                        7,442,850
      140,000   FPL Group, Inc.                                                                     5,888,400
      163,000   PG&E Corp.                                                                          6,119,020
       90,000   Pinnacle West Capital Corp.                                                         4,000,500
      100,000   PNM Resources Inc.                                                                  2,881,000
      115,000   PPL Corp.                                                                           6,828,700
      100,000   Reliant Energy, Inc.*                                                               1,238,000
      150,000   SCANA Corp.                                                                         6,406,500
       60,000   Sempra Energy                                                                       2,478,600
      150,000   Southern Co. (The)                                                                  5,200,500
       72,000   TXU Corp.                                                                           5,982,480
      127,000   Wisconsin Energy Corp.                                                              4,953,000
       85,000   Xcel Energy, Inc.                                                                   1,659,200
                                                                                              ---------------
                                                                                                  109,936,492
                                                                                              ---------------
                ELECTRICAL PRODUCTS (0.6%)
      190,000   Active Power, Inc.*                                                                   617,500
       65,000   FuelCell Energy, Inc.*                                                                663,650
                                                                                              ---------------
                                                                                                    1,281,150
                                                                                              ---------------
                ENERGY (21.4%)
       97,000   AGL Resources, Inc.                                                                 3,749,050
       50,000   Burlington Resources, Inc.                                                          2,762,000
       75,000   Equitable Resources, Inc.                                                           5,100,000
       95,000   KeySpan Corp.                                                                       3,866,500
       58,000   Kinder Morgan, Inc.                                                                 4,825,600
       65,000   MDU Resources Group, Inc.                                                           1,831,050
      118,000   New Jersey Resources Corp.                                                          5,693,500
       90,000   NRG Energy Inc.*                                                                    3,384,000

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                                          VALUE
-------------------------------------------------------------------------------------------------------------
      107,000   Questar Corp.                                                                 $     7,051,300
      285,000   Williams Companies, Inc. (The)                                                      5,415,000
                                                                                              ---------------
                                                                                                   43,678,000
                                                                                              ---------------
                TELECOMMUNICATIONS (19.8%)
       90,000   Alaska Communications Systems Holdings, Inc.                                          891,900
       70,932   ALLTEL Corp.                                                                        4,417,645
      150,000   BellSouth Corp.                                                                     3,985,500
       76,750   CenturyTel, Inc.                                                                    2,657,853
       90,000   Crown Castle International Corp.*                                                   1,828,800
      130,000   Nextel Communications, Inc. (Class A)*                                              4,200,300
      184,946   SBC Communications, Inc.                                                            4,392,468
      260,000   Sprint Corp. (Fon Group)                                                            6,523,400
       54,860   Telefonica de Epana S.A. (ADR) (Spain)                                              2,682,654
      134,000   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico)                                  2,531,260
       85,120   Verizon Communications Inc.                                                         2,940,896
      135,000   Vodafone Group PLC (ADR) (United Kingdom)                                           3,283,200
                                                                                              ---------------
                                                                                                   40,335,876
                                                                                              ---------------
                TOTAL COMMON STOCKS (COST $109,775,999)                                           195,231,518
                                                                                              ---------------

  PRINCIPAL
  AMOUNT IN                                                          COUPON         MATURITY
  THOUSANDS                                                           RATE            DATE
-------------                                                     ------------    ------------
                CORPORATE BONDS (2.2%)
                ELECTRIC UTILITIES (1.1%)
$         100   Appalachian Power Co. (Series G)                          3.60%     05/15/08           98,230
           70   Carolina Power & Light Co.                               5.125      09/15/13           72,388
          120   Cleco Power LLC                                          5.375      05/01/13          123,877
          160   Commonwealth Edison Co. (Series 98)                       6.15      03/15/12          177,150
          400   Consumers Energy Co.                                     6.875      03/01/18          464,793
           90   Duquesne Light Co. (Series O)                             6.70      04/15/12          101,338
           25   Entergy Gulf States, Inc.                                 3.60      06/01/08           24,490
           35   Entergy Gulf States, Inc.                                 3.73+     12/01/09           35,116
          100   Exelon Corp.                                              6.75      05/01/11          111,189
           70   FirstEnergy Corp. (Series B)                              6.45      11/15/11           76,584
           40   Indianapolis Power & Light Co. - 144A**                   6.30      07/01/13           43,612
          155   Jersey Central Power & Light Co. (Series MTN)             6.45      05/15/06          158,110


                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                            COUPON         MATURITY
  THOUSANDS                                                                             RATE            DATE          VALUE
-------------------------------------------------------------------------------------------------------------------------------
$          55   Pacific Gas & Electric Co.                                                  6.05%     03/01/34     $     60,831
          160   Pinnacle West Capital Corp.                                                 6.40      04/01/06          162,186
          145   Public Service Co. of New Mexico (Series B)                                 7.50      08/01/18          172,899
          145   Public Service Electric & Gas Co. (Series MTNB)                             5.00      01/01/13          149,852
           85   Texas-New Mexico Power Co.                                                  6.25      01/15/09           89,608
           45   TXU Energy Co.                                                              7.00      03/15/13           50,261
                                                                                                                   ------------
                                                                                                                      2,172,514
                                                                                                                   ------------

                ENERGY (0.0%)
           35   Panhandle Eastern Pipe Line Co.                                             4.80      08/15/08           35,459
           25   Panhandle Eastern Pipe Line Co. (Series B)                                  2.75      03/15/07           24,357
                                                                                                                   ------------
                                                                                                                         59,816
                                                                                                                   ------------

                TELECOMMUNICATIONS (1.1%)
           27   AT&T Corp.                                                                  9.05      11/15/11           31,253
          160   AT&T Wireless Services, Inc.                                               7.875      03/01/11          186,163
           90   AT&T Wireless Services, Inc.                                                8.75      03/01/31          126,537
          160   Bellsouth Corp.                                                             4.20      09/15/09          159,584
           75   British Telecommunications PLC (United Kingdom)                            8.375      12/15/10           88,898
          180   Deutsche Telekom International Finance NV
                 (Netherlands)                                                              8.75      06/15/30          244,473
          155   France Telecom S.A. (France)                                                8.75      03/01/31          216,779
          520   GTE Corp.                                                                   7.90      02/01/27          563,546
           20   SBC Communications, Inc.                                                    5.75      05/02/06           20,289
           55   SBC Communications, Inc.                                                    6.45      06/15/34           62,053
           90   Sprint Capital Corp.                                                       8.375      03/15/12          108,397
           90   Sprint Capital Corp.                                                        8.75      03/15/32          125,592
          125   Telecom Italia Capital SpA (Luxembourg)                                     4.00      11/15/08          123,208
           90   Vodafone Airtouch PLC (United Kingdom)                                      7.75      02/15/10          102,862
                                                                                                                   ------------
                                                                                                                      2,159,634
                                                                                                                   ------------
                TOTAL CORPORATE BONDS (COST $4,069,149)                                                               4,391,964
                                                                                                                   ------------
                U.S. GOVERNMENT OBLIGATION (0.0%)
           30   U.S. Treasury Bond (Cost $37,275)                                          6.375      08/15/27           38,905
                                                                                                                   ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                            COUPON         MATURITY
  THOUSANDS                                                                             RATE            DATE          VALUE
-------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENT (2.0%)
                REPURCHASE AGREEMENT
$       4,101   The Bank of New York
                  (dated 06/30/05; proceeds $4,101,056) (a)
                  (COST 4,100,700)                                                         3.125%     07/01/05   $    4,100,700
                                                                                                                 --------------

                TOTAL INVESTMENTS (COST $117,983,123) (b)                                                 99.8%     203,763,087
                OTHER ASSETS IN EXCESS OF LIABILITIES                                                      0.2          442,767
                                                                                                      --------   --------------
                NET ASSETS                                                                               100.0%  $  204,205,854
                                                                                                      ========   ==============

----------
   ADR AMERICAN DEPOSITARY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   +    FLOATING RATE SECURITY. RATE SHOWN IS THE RATE IN EFFECT AT JUNE 30,
        2005.
   (a) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOCIATION 4.126% DUE 07/01/18 VALUED AT $2,522,899 AND 4.182% DUE 03/01/34 VALUED AT
        $1,659,815.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $85,837,185 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $57,221, RESULTING IN NET UNREALIZED APPRECIATION OF $85,779,964.

SUMMARY OF INVESTMENTS

                                                                          PERCENT OF
INDUSTRY                                                  VALUE           NET ASSETS
------------------------------------------------------------------------------------
Electric Utilities                                   $   112,109,006         54.9%
Energy                                                    43,737,816         21.4
Telecommunications                                        42,495,510         20.9
Repurchase Agreement                                       4,100,700          2.0
Electrical Products                                        1,281,150          0.6
U.S. Government Obligation                                    38,905          0.0
                                                     ---------------         ----
                                                     $   203,763,087         99.8%
                                                     ===============         ====

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- UTILITIES PORTFOLIO
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments in securities, at value (cost $117,983,123)                       $   203,763,087
Receivable for:
    Dividends                                                                         511,647
    Interest                                                                           77,011
Prepaid expenses and other assets                                                       6,763
                                                                              ---------------
    TOTAL ASSETS                                                                  204,358,508
                                                                              ---------------
LIABILITIES:
Payable for:
    Investment advisory fee                                                            94,330
    Administration fee                                                                 13,239
    Distribution fee                                                                    7,061
    Shares of beneficial interest redeemed                                                 61
Accrued expenses and other payables                                                    37,963
                                                                              ---------------
    TOTAL LIABILITIES                                                                 152,654
                                                                              ---------------
    NET ASSETS                                                                $   204,205,854
                                                                              ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                               $   141,878,656
Net unrealized appreciation                                                        85,779,964
Accumulated net investment loss                                                       (18,663)
Accumulated net realized loss                                                     (23,434,103)
                                                                              ---------------
    NET ASSETS                                                                $   204,205,854
                                                                              ===============
CLASS X SHARES:
Net Assets                                                                    $   169,307,691
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                          10,499,556
    NET ASSET VALUE PER SHARE                                                 $         16.13
                                                                              ===============
CLASS Y SHARES:
Net Assets                                                                    $    34,898,163
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                           2,165,420
    NET ASSET VALUE PER SHARE                                                 $         16.12
                                                                              ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

NET INVESTMENT INCOME:
INCOME
Dividends (net of $6,869 foreign withholding tax)                             $     2,950,830
Interest                                                                              190,605
                                                                              ---------------
    TOTAL INCOME                                                                    3,141,435
                                                                              ---------------
EXPENSES
Investment advisory fee                                                               555,217
Administration fee                                                                     77,925
Distribution fee (Class Y shares)                                                      39,441
Professional fees                                                                      16,485
Shareholder reports and notices                                                         9,130
Custodian fees                                                                          6,281
Trustees' fees and expenses                                                             1,285
Transfer agent fees and expenses                                                          250
Other                                                                                   5,336
                                                                              ---------------
    TOTAL EXPENSES                                                                    711,350
                                                                              ---------------
    NET INVESTMENT INCOME                                                           2,430,085
                                                                              ---------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain                                                                   8,688,575
Net change in unrealized appreciation                                               9,207,181
                                                                              ---------------
    NET GAIN                                                                       17,895,756
                                                                              ---------------
NET INCREASE                                                                  $    20,325,841
                                                                              ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                      FOR THE SIX        FOR THE YEAR
                                                                      MONTHS ENDED           ENDED
                                                                     JUNE 30, 2005     DECEMBER 31, 2004
                                                                    ---------------    -----------------
                                                                      (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                               $     2,430,085    $       4,909,797
Net realized gain                                                         8,688,575            9,357,798
Net change in unrealized appreciation                                     9,207,182           21,441,584
                                                                    ---------------    -----------------

    NET INCREASE                                                         20,325,842           35,709,179
                                                                    ---------------    -----------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class X shares                                                           (2,064,444)          (4,273,816)
Class Y shares                                                             (372,253)            (654,117)
                                                                    ---------------    -----------------

    TOTAL DIVIDENDS                                                      (2,436,697)          (4,927,933)
                                                                    ---------------    -----------------

Net decrease from transactions in shares of beneficial interest         (12,119,829)         (33,468,158)
                                                                    ---------------    -----------------

    NET INCREASE (DECREASE)                                               5,769,316           (2,686,912)

NET ASSETS:
Beginning of period                                                     198,436,539          201,123,451
                                                                    ---------------    -----------------

END OF PERIOD
(INCLUDING ACCUMULATED NET INVESTMENT LOSSES OF
$18,663 AND $12,051, RESPECTIVELY)                                  $   204,205,855    $     198,436,539
                                                                    ===============    =================

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- UTILITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2005 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Variable Investment Series (the "Fund") - Utilities Portfolio (the "Portfolio"), one of 15 separate portfolios, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Portfolio's investment objective is both capital appreciation and current income. The Fund was organized as a Massachusetts business trust on February 25, 1983 and the Portfolio commenced operations on March 1, 1990. On June 5, 2000, the Portfolio commenced offering one additional class of shares (Class Y).

The Portfolio offers Class X shares and Class Y shares. The two are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and other contract offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. REPURCHASE AGREEMENTS -- The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. EXPENSES -- Direct expenses are charged to the Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among Portfolios.

H. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS
Pursuant to an Investment Advisory Agreement; the Portfolio pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rates to the Portfolio's net assets determined at the close of each business day: 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% to the portion of the daily net assets in excess of $5 billion.

Pursuant to an Investment Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"); an affiliate of the Investment Adviser, the Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Portfolio's daily net assets.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of the Portfolio will pay a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales portfolio securities, excluding short-term investments, for the six months ended June 30, 2005 aggregated $19,391,767 and $31,614,760, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $98,470 and $59,351, respectively. Also, included in the aforementioned is a purchase with another Morgan Stanley fund of $255,312.

For the six months ended June 30, 2005, the Portfolio incurred brokerage commissions of $14,585, with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the six months ended June 30, 2005 included in Trustees' fees and expenses in the Statement of Operations amounted to $161. At June 30, 2005, the Portfolio had an accrued pension liability of $6,017 which is included in accrued expenses in the Statement of Assets and Liabilities. On December 2, 2003, the Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the

Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:

                                                                FOR THE SIX                           FOR THE YEAR
                                                                MONTHS ENDED                             ENDED
                                                               JUNE 30, 2005                       DECEMBER 31, 2004
                                                     ----------------------------------    ----------------------------------
                                                                (UNAUDITED)
                                                         SHARES             AMOUNT             SHARES             AMOUNT
                                                     ---------------    ---------------    ---------------    ---------------
CLASS X SHARES
Sold                                                         576,784    $     8,730,770            831,180    $    11,021,168
Reinvestment of dividends                                    132,733          2,064,444            320,048          4,273,816
Redeemed                                                  (1,624,485)       (24,547,163)        (3,713,526)       (48,645,585)
                                                     ---------------    ---------------    ---------------    ---------------
Net decrease -- Class X                                     (914,968)       (13,751,949)        (2,562,298)       (33,350,601)
                                                     ---------------    ---------------    ---------------    ---------------
CLASS Y SHARES
Sold                                                         301,524          4,560,460            340,027          4,493,355
Reinvestment of dividends                                     23,922            372,253             48,895            654,117
Redeemed                                                    (217,164)        (3,300,593)          (401,598)        (5,265,029)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) -- Class Y                           108,282          1,632,120            (12,676)          (117,557)
                                                     ---------------    ---------------    ---------------    ---------------
Net decrease in Portfolio                                   (806,686)   $   (12,119,829)        (2,574,974)   $   (33,468,158)
                                                     ===============    ===============    ===============    ===============

6. FEDERAL INCOME TAX STATUS
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2004, the Portfolio had a net capital loss carryforward of approximately $28,685,000 which will expire on December 30, 2010, to offset future capital gains to the extent provided by regulations.

As of December 31, 2004, the Portfolio had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and book amortization of premiums on debt securities.

MORGAN STANLEY VARIABLE INVESTMENT SERIES -- UTILITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                            FOR THE SIX                    FOR THE YEAR ENDED DECEMBER 31,
                                            MONTHS ENDED     ------------------------------------------------------------
                                           JUNE 30, 2005        2004        2003        2002         2001         2000*
                                           -------------     ----------  ----------  ----------   ----------   ----------
                                           (UNAUDITED)
CLASS X SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period       $       14.73     $    12.53  $    11.00  $    14.73   $    21.69   $    22.90
                                           -------------     ----------  ----------  ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment income++                           0.19           0.34        0.34        0.37         0.39         0.49
  Net realized and unrealized gain (loss)           1.40           2.21        1.54       (3.72)       (5.74)        0.17
                                           -------------     ----------  ----------  ----------   ----------   ----------
Total income (loss) from investment
  operations                                        1.59           2.55        1.88       (3.35)       (5.35)        0.66
                                           -------------     ----------  ----------  ----------   ----------   ----------

Less dividends and distributions from:
  Net investment income                            (0.19)         (0.35)      (0.35)      (0.38)       (0.41)       (0.49)
  Net realized gain                                    -              -           -           -        (1.20)       (1.38)
                                           -------------     ----------  ----------  ----------   ----------   ----------
Total dividends and distributions                  (0.19)         (0.35)      (0.35)      (0.38)       (1.61)       (1.87)
                                           -------------     ----------  ----------  ----------   ----------   ----------

Net asset value, end of period             $       16.13     $    14.73  $    12.53  $    11.00   $    14.73   $    21.69
                                           =============     ==========  ==========  ==========   ==========   ==========

TOTAL RETURN+                                      10.87%(2)      20.66%      17.34%     (22.87)%     (25.75)%       3.03%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                            0.69%(3)       0.69%       0.70%       0.68%        0.67%        0.66%
Net investment income                               2.54%(3)       2.59%       2.94%       2.99%        2.19%        2.16%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands    $     169,308     $  168,148  $  175,191  $  189,936   $  327,749   $  551,734
Portfolio turnover rate                               10%(2)         13%         35%         51%          32%          13%

----------
* PRIOR TO JUNE 5, 2000, THE PORTFOLIO ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE PORTFOLIO HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(2)  NOT ANNUALIZED.
(3)  ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                            FOR THE SIX                    FOR THE YEAR ENDED DECEMBER 31,
                                            MONTHS ENDED     ------------------------------------------------------------
                                           JUNE 30, 2005        2004        2003        2002         2001         2000*
                                           -------------     ----------  ----------  ----------   ----------   ----------
                                           (UNAUDITED)
CLASS Y SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period       $       14.72     $    12.53  $    10.99  $    14.72   $    21.68   $    22.98
                                           -------------     ----------  ----------  ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment income++                           0.17           0.31        0.31        0.34         0.35         0.24
  Net realized and unrealized gain (loss)           1.41           2.20        1.55       (3.72)       (5.74)        0.19
                                           -------------     ----------  ----------  ----------   ----------   ----------
Total income (loss) from investment
  operations                                        1.58           2.51        1.86       (3.38)       (5.39)        0.43
                                           -------------     ----------  ----------  ----------   ----------   ----------

Less dividends and distributions from:
  Net investment income                            (0.18)         (0.32)      (0.32)      (0.35)       (0.37)       (0.35)
  Net realized gain                                    -              -           -           -        (1.20)       (1.38)
                                           -------------     ----------  ----------  ----------   ----------   ----------
Total dividends and distributions                  (0.18)         (0.32)      (0.32)      (0.35)       (1.57)       (1.73)
                                           -------------     ----------  ----------  ----------   ----------   ----------

Net asset value, end of period             $       16.12     $    14.72  $    12.53  $    10.99   $    14.72   $    21.68
                                           =============     ==========  ==========  ==========   ==========   ==========

TOTAL RETURN+                                      10.75%(2)      20.28%      17.17%     (23.08)%     (25.98)%       2.07%(2)

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                            0.94%(3)       0.94%       0.95%       0.93%        0.92%        0.91%(3)
Net investment income                               2.29%(3)       2.34%       2.69%       2.74%        0.94%        1.93%(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands    $      34,898     $   30,289  $   25,933  $   20,157   $   24,550   $   19,069
Portfolio turnover rate                               10%(2)         13%         35%         51%          32%          13%

----------
*    FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(2)  NOT ANNUALIZED.
(3)  ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
PRESIDENT

Ronald E. Robison
EXECUTIVE VICE PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER

Joseph J. McAlinden
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Carsten Otto
CHIEF COMPLIANCE OFFICER

Stefanie V. Chang
VICE PRESIDENT

Francis J. Smith
TREASURER AND CHIEF FINANCIAL OFFICER

Thomas F. Caloia
VICE PRESIDENT

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Portfolio without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Portfolio's Statement of Additional Information contains additional information about the Portfolio, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

RA05-00685P-Y06/05

[GRAPHIC]
                                                            MORGAN STANLEY FUNDS

                                                         MORGAN STANLEY VARIABLE
                                                            INVESTMENT SERIES --
                                                             UTILITIES PORTFOLIO

                                                               SEMIANNUAL REPORT
                                                                   JUNE 30, 2005

[MORGAN STANLEY LOGO]

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Investment Series

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
August 23, 2005

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
August 23, 2005

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 23, 2005